UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
--------

FORM N-CSR
--------

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-6618

FIRST INVESTORS EQUITY FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
Foresters Investment Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2015

Item 1. Reports to Stockholders

The annual report to stockholders follows

Foresters Financial | First Investors Funds

Income Funds

- Cash Management
- Limited Duration High Quality Bond
- Government
- Investment Grade
- Strategic Income
- International Opportunities Bond
- Floating Rate
- Fund For Income

Equity Funds

- Total Return
- Equity Income
- Growth & Income
- Global
- Select Growth
- Opportunity
- Special Situations
- Real Estate
- International

Annual Report **September 30, 2015**

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005, or by visiting our website at www.forestersfinancial.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

Foresters Financial™ and Foresters™ are the trade names and trademarks of The Independent Order of Foresters (Foresters), a fraternal benefit society, 789 Don Mills Road, Toronto, Canada M3C 1T9 and its subsidiaries.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Cash Management Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was 0.0% for Class A shares, Class B shares and Institutional Class shares. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

Economic Overview and Market Summary

The U.S. economy grew at an approximately 2% rate during the review period. Growth was saw-toothed: strong in the fourth quarter of 2014, unexpectedly weak in the first quarter of 2015 (due to bad weather and West Coast port strikes), a bounce back in the second quarter, only to fade in the third quarter (due to a strong dollar and slowing growth in China). The consumer was the backbone of the U.S. economy, as evidenced by the rise in housing starts to the highest level since 2008 and record automobile sales. The unemployment rate continued its multi-year decline, falling from 5.9% to 5.1%, although wage growth remained disappointing. Inflation remained subdued with the year-over-year change in consumer prices flat, driven by a 50% fall in the price of oil during the review period. Excluding food and energy, consumer prices increased 1.9%, up from the 1.7% pace in the prior twelve months, but still lower than the Federal Reserve’s (“the Fed’s”) target level.

At the beginning of the review period, market expectations were that the Fed would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, after its September meeting, the Fed again deferred raising interest rates. As the review period ended, the market was placing a less than 50% probability of a rate hike this year, despite the fact that several key Fed board members continued to forecast a move in December.

Interest rates generally moved lower during the review period. The two-year U.S. Treasury note yield, which is very sensitive to Fed policy, moved slightly higher from 0.57% to 0.63%. Longer-term interest rates fell, and bond prices rose. The benchmark 10-year U.S. Treasury yield fell from 2.49% to 2.04%. Most of the move lower in interest rates occurred in the third quarter as oil prices collapsed, global growth slowed, stocks fell worldwide and the Fed decided not to raise interest rates.

Money market yields remained near record lows during the review period as the Fed maintained its exceptionally accommodative interest rate policy into its seventh

1

Portfolio Manager’s Letter (continued)
CASH MANAGEMENT FUND

consecutive year. Despite steady improvement in the labor market and modest economic growth, inflation remains stubbornly subdued and the Fed steadfast.

Fund Overview

Yields on shorter-maturity money market investments are anchored by the current federal funds target rate near zero. Other factors suppressing yields are substantial levels of cash in the money market, a general lack of supply and money market regulations that have forced assets into shorter maturities. Yields on longer maturity money market instruments reflect market expectations that the Fed may begin raising interest rates late in the first quarter of 2016. As such, Foresters Investment Management Company, Inc. (“FIMCO”) expects the yield to shareholders to be at, or near, zero for the foreseeable future. To avoid a negative yield to its shareholders, FIMCO has absorbed expenses to the Fund and has waived its management fee.

In July 2014, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules under the Investment Company Act of 1940 that govern money market funds. There is a transition period extending until October 2016 for the most significant changes, with shorter transition periods for other changes. These changes will impact all SEC-registered money market funds, including the First Investors Cash Management Fund, although they will impact different types of funds in different ways. FIMCO has analyzed the impact of these changes and we will communicate to shareholders as the Fund transitions into compliance with the rule amendments.

Although money market funds in general are relatively conservative vehicles, there can be no assurance that the Fund will be able to maintain a stable net-asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

2

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only) and a contingent deferred sales charge on redemptions (on Class B shares and, in certain circumstances, on Class A shares where a sales charge on the purchase payment was waived); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1) (on Class A and Class B shares only); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2015, and held for the entire six-month period ended September 30, 2015. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares of a Fund, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads) or account fees that are charged to certain types of accounts, such as an annual custodial fee of $15 for certain IRA accounts and certain other retirement accounts or an annual custodial fee of $30 for 403(b) custodial accounts (subject to exceptions and certain waivers as described in the Funds’ Statement of Additional Information). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

3

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	0.11%
Actual		$1,000.00	$1,000.00	$0.55
Hypothetical**		$1,000.00	$1,024.52	$0.56
Class B Shares	0.11%
Actual		$1,000.00	$1,000.00	$0.55
Hypothetical**		$1,000.00	$1,024.52	$0.56
Institutional Class Shares	0.11%
Actual		$1,000.00	$1,000.00	$0.55
Hypothetical**		$1,000.00	$1,024.52	$0.56

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

4

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
September 30, 2015

Principal		Interest
Amount	Security	Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—50.0%
	Federal Home Loan Bank:
$ 1,600M	10/23/2015	0.12%		$ 1,599,883
3,300M	10/23/2015	0.14		3,299,718
5,000M	10/26/2015	0.07		4,999,757
6,500M	10/27/2015	0.04		6,499,812
5,000M	10/30/2015	0.15		4,999,396
3,500M	11/4/2015	0.14		3,499,537
4,500M	11/12/2015	0.17		4,499,133
3,000M	11/24/2015	0.11		2,999,505
3,000M	11/27/2015	0.14		2,999,358
4,000M	12/4/2015	0.17		3,998,826
2,200M	12/9/2015	0.25		2,198,946
3,000M	12/16/2015	0.17		2,998,954
5,000M	12/21/2015	0.27		4,996,962
3,000M	1/22/2016	0.18		2,998,305
3,500M	Freddie Mac, 10/19/2015	0.10		3,499,825
Total Value of U.S. Government Agency Obligations (cost $56,087,917)				56,087,917
	CORPORATE NOTES—20.4%
	Apple, Inc.:
3,000M	10/8/2015 (a)	0.14		2,999,918
1,500M	10/29/2015 (a)	0.13		1,499,848
2,500M	AstraZeneca, PLC, 10/22/2015 (a)	0.14		2,499,796
5,000M	Chevron Corp., 11/2/2015 (a)	0.17		4,999,244
5,000M	Coca-Cola Co., 12/8/2015 (a)	0.17		4,998,394
1,800M	ExxonMobil Corp., 10/23/2015	0.11		1,799,879
4,000M	Walmart Stores, Inc., 10/30/2015 (a)	0.14		3,999,549
Total Value of Corporate Notes (cost $22,796,628)				22,796,628
	VARIABLE AND FLOATING RATE NOTES—11.3%
	Federal Farm Credit Bank:
3,000M	11/20/2015	0.15		2,999,979
3,000M	4/20/2016	0.29		3,002,022
	Federal Home Loan Bank:
3,650M	10/16/2015	0.17		3,650,029
3,000M	4/20/2016	0.17		3,000,081
Total Value of Variable and Floating Rate Notes (cost $12,652,111)				12,652,111

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
September 30, 2015

Principal			Interest
Amount	Security		Rate	*	Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—15.8%
	U.S. Treasury Bills:
$16,250M	10/8/2015		(0.03)%		$ 16,250,095
1,500M	10/8/2015		0.02		1,499,993
Total Value of Short-Term U.S. Government Obligations (cost $17,750,088)					17,750,088
Total Value of Investments (cost $109,286,744)**		97.5%			109,286,744
Other Assets, Less Liabilities		2.5			2,833,085
Net Assets		100.0%			$112,119,829

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2015.
**	Aggregate cost for federal income tax purposes is the same.
(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

6

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$56,087,917	$—	$56,087,917
Corporate Notes	—	22,796,628	—	22,796,628
Variable and Floating Rate Notes:
U.S. Government Agency
Obligations	—	12,652,111	—	12,652,111
Short-Term U.S. Government
Obligations	—	17,750,088	—	17,750,088
Total Investments in Securities	$—	$109,286,744	$—	$109,286,744

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	7

Portfolio Managers’ Letter
LIMITED DURATION HIGH QUALITY BOND FUND

Dear Investor:

This is the annual report for the First Investors Limited Duration High Quality Bond Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was 0.67% for Class A shares, 1.08% for Advisor Class shares and 1.21% for Institutional Class shares, including dividends of 19.7 cents per share for Class A shares, 21.7 cents per share for Advisor Class shares and 22.9 cents per share for Institutional Class shares.

Economic Overview and Market Summary

The U.S. economy grew at an approximately 2% rate during the review period. Growth was saw-toothed: strong in the fourth quarter of 2014, unexpectedly weak in the first quarter of 2015 (due to bad weather and West Coast port strikes), a bounce back in the second quarter, only to fade in the third quarter (due to a strong dollar and slowing growth in China). The consumer was the backbone of the U.S. economy, as evidenced by the rise in housing starts to the highest level since 2008 and record automobile sales. The unemployment rate continued its multi-year decline, falling from 5.9% to 5.1%, although wage growth remained disappointing. Inflation remained subdued with the year-over-year change in consumer prices flat, driven by a 50% fall in the price of oil during the review period. Excluding food and energy, consumer prices increased 1.9%, up from the 1.7% pace in the prior 12 months, but still lower than the Federal Reserve’s (“the Fed’s”) target level.

At the beginning of the review period, market expectations were that the Fed would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, at its September meeting, the Fed again deferred raising interest rates. As the review period ended, the market was placing a less than 50% probability of a rate hike this year, despite the fact that several key Fed board members continued to forecast a move in December.

Interest rates generally moved lower during the review period. The two-year U. S. Treasury note yield, which is very sensitive to Fed policy, moved slightly higher from 0.57% to 0.63%. Longer-term interest rates fell and bond prices rose. The benchmark 10-year U.S. Treasury yield fell from 2.49% to 2.04%. Most of the move lower in interest rates occurred in the third quarter as oil prices collapsed, global growth slowed, stocks fell worldwide, and the Fed decided not to raise interest rates.

8

The broad U.S. bond market returned 3.1%, according to Bank of America Merrill Lynch. High quality, long-term bonds had the best performance. The Treasury market gained 4.1%, with 10+ year maturity Treasuries gaining 8.7%. Agency mortgage-backed securities returned 3.3%, benefiting from their high credit quality. Corporate bonds gained 1.4%. The sector benefited from the decline in interest rates but wider credit spreads (due primarily to record new issue supply) were a drag on performance. High yield bonds had poor performance, losing 3.6%. Spreads moved substantially wider in large part due to weakness in Energy companies (the largest sector of the high yield market), as well as other commodity-related firms. Non-dollar government bonds (i.e., foreign government securities) also had a difficult 12 months, down 6.3%, reflecting the headwind of a 12.1% increase in the value of the dollar. The municipal bond market returned 3.2% as it was insulated from many of the global issues which buffeted other sectors of the bond market. Lastly, money market returns continued to be essentially flat due to the Fed’s zero interest rate policy.

Fund Overview and Fiscal Year Performance Attribution

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds, mortgage-backed securities, and asset-backed securities. The Fund seeks to maintain an average duration of between two and six years.

Bank of America Merrill Lynch 1–5 Year Broad Market Index returned 2.03%. Both interest rate risk and credit risk were key measures of performance during the review period as five year U.S. Treasury notes outperformed three year U.S. Treasury notes, and higher rated bonds outperformed lower rated bonds. Specifically, 0–5 year mortgage-backed securities—whose returns tend to key off of intermediate term interest rates—gained 2.16%, the 1–5 year Treasury market returned 2.15%, and 1–5 year investment grade corporate bonds returned 1.75%.

The Fund underperformed the Bank of America Merrill Lynch 1-5 Year Broad Market Index during the review period. The relative performance was predominantly a function of asset allocation and Treasury yield curve movements. The Fund’s overweight in corporate bonds, specifically shorter duration corporate bonds, was a drag on performance. The Fund was further negatively impacted by its underweight in U.S. Treasuries. This was partially offset by the Fund’s overweight in mortgage-backed securities, which had the highest returns during the review period.

9

Portfolio Managers’ Letter (continued)
LIMITED DURATION HIGH QUALITY BOND FUND

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

10

Fund Expenses (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.05%
Actual		$1,000.00	$ 998.30	$5.26
Hypothetical**		$1,000.00	$1,019.81	$5.32
Advisor Class Shares	0.75%
Actual		$1,000.00	$ 999.77	$3.76
Hypothetical**		$1,000.00	$1,021.31	$3.80
Institutional Class Shares	0.60%
Actual		$1,000.00	$1,001.39	$3.01
Hypothetical**		$1,000.00	$1,022.06	$3.04

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

11

Cumulative Performance Information (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

Comparison of change in value of $10,000 investment in the First Investors Limited Duration High Quality Bond Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch 1–5 Year U.S. Broad Market Index.

The graph compares a $10,000 investment in the First Investors Limited Duration High Quality Bond Fund (Class A shares) beginning 5/19/14 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch 1–5 Year U.S. Broad Market Index (the “Index”). The Index is a subset of the BofA Merrill Lynch U.S. Broad Market Index which tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. The Index includes all securities with a remaining term to final maturity or an average life less than 5 years. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the

12

accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been (5.57%) and (5.91%), respectively and the S.E.C. 30-Day Yield for September 2015 would have been 0.20%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 0.74% and 0.14%, respectively and the S.E.C. 30-Day Yield for September 2015 would have been 0.46%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 0.88% and 0.55%, respectively and the S.E.C. 30-Day Yield for September 2015 would have been 0.57%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 5/19/14 (commencement of operations).

***The S.E.C. 30-Day Yield shown is for September 2015.

13

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2015

Principal
Amount	Security	Value
	CORPORATE BONDS—53.8%
	Agriculture—.7%
$ 500M	Cargill, Inc., 6%, 11/27/2017 (a)	$ 545,639
	Automotive—.7%
500M	Toyota Motor Credit Corp., 2.125%, 7/18/2019	501,915
	Consumer Durables—.7%
500M	Newell Rubbermaid, Inc., 2.875%, 12/1/2019	504,886
	Energy—.7%
450M	Suncor Energy, Inc., 6.1%, 6/1/2018	497,216
	Financial Services—9.6%
500M	American Express Co., 7%, 3/19/2018	562,070
500M	BlackRock, Inc., 5%, 12/10/2019	560,471
500M	ERAC USA Finance, LLC, 6.375%, 10/15/2017 (a)	546,271
600M	Ford Motor Credit Co., LLC, 5%, 5/15/2018	638,544
700M	General Electric Capital Corp., 5.625%, 5/1/2018	775,223
750M	Harley-Davidson Funding Corp., 6.8%, 6/15/2018 (a)	848,429
500M	Key Bank NA, 1.7%, 6/1/2018	499,502
500M	Protective Life Corp., 7.375%, 10/15/2019	590,244
700M	Prudential Financial, Inc., 7.375%, 6/15/2019	824,892
750M	Siemens Financieringsmaatschappij NV, 1.45%, 5/25/2018 (a)	747,173
500M	UnitedHealth Group, Inc., 2.7%, 7/15/2020	511,958
		7,104,777
	Financials—13.9%
900M	Bank of America Corp., 5.65%, 5/1/2018	982,589
700M	Barclays Bank, PLC, 6.75%, 5/22/2019	815,851
	Citigroup, Inc.:
500M	6.125%, 11/21/2017	545,298
250M	8.5%, 5/22/2019	302,081
500M	Deutsche Bank AG, 1.875%, 2/13/2018	498,906
	Goldman Sachs Group, Inc.:
500M	6.15%, 4/1/2018	550,866
500M	5.375%, 3/15/2020	558,075
500M	JPMorgan Chase & Co., 6%, 1/15/2018	546,515
	Morgan Stanley:
500M	5.95%, 12/28/2017	545,052
500M	6.625%, 4/1/2018	556,961
500M	PNC Funding Corp., 5.25%, 11/15/2015	502,456
900M	Royal Bank of Canada, 1%, 4/27/2017	898,981

14

Principal
Amount	Security	Value
	Financials (continued)
$ 500M	SunTrust Banks, Inc., 6%, 9/11/2017	$ 540,816
800M	U.S. Bank NA, 2.125%, 10/28/2019	806,392
600M	UBS AG, 5.875%, 12/20/2017	653,503
900M	Wachovia Corp., 5.75%, 2/1/2018	985,150
		10,289,492
	Food/Beverage/Tobacco—3.0%
500M	Diageo Capital, PLC, 5.75%, 10/23/2017	543,427
500M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	561,720
500M	PepsiCo, Inc., 5%, 6/1/2018	547,520
500M	Philip Morris International, Inc., 5.65%, 5/16/2018	552,424
		2,205,091
	Health Care—3.5%
500M	Biogen, Inc., 6.875%, 3/1/2018	560,442
500M	Gilead Sciences, Inc., 2.55%, 9/1/2020	503,471
500M	Laboratory Corp. of America Holdings, 2.2%, 8/23/2017	505,313
800M	Merck & Co., Inc., 1.3%, 5/18/2018	800,704
250M	Quest Diagnostics, Inc., 2.7%, 4/1/2019	252,256
		2,622,186
	Industrials—.7%
500M	PACCAR Financial Corp., 1.45%, 3/9/2018	500,809
	Information Technology—2.8%
700M	Apple, Inc., 2.1%, 5/6/2019	711,201
750M	Cisco Systems, Inc., 1.65%, 6/15/2018	755,761
120M	Hewlett Packard Enterprise Co., 2.85%, 10/5/2018 (a)(b)	119,846
500M	Oracle Corp., 2.375%, 1/15/2019	509,882
		2,096,690
	Manufacturing—1.5%
250M	CRH America, Inc., 8.125%, 7/15/2018	290,943
500M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	563,900
250M	Tyco Electronics Group SA, 6.55%, 10/1/2017	274,081
		1,128,924
	Media-Broadcasting—.7%
500M	DirecTV Holdings, LLC, 5.875%, 10/1/2019	560,740

15

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2015

Principal
Amount	Security	Value
	Media-Diversified—.8%
$ 550M	McGraw-Hill Financial, Inc., 5.9%, 11/15/2017	$ 591,196
	Metals/Mining—1.1%
800M	Rio Tinto Finance USA, PLC, 1.625%, 8/21/2017	797,590
	Real Estate Investment Trusts—4.4%
700M	Boston Properties, LP, 5.875%, 10/15/2019	794,314
500M	ERP Operating, LP, 5.75%, 6/15/2017	535,492
500M	HCP, Inc., 6.7%, 1/30/2018	552,457
700M	ProLogis, LP, 4.5%, 8/15/2017	734,807
500M	Simon Property Group, LP, 10.35%, 4/1/2019	628,978
		3,246,048
	Retail-General Merchandise—1.4%
1,000M	Amazon.com, Inc., 2.6%, 12/5/2019	1,025,731
	Telecommunications—1.8%
500M	AT&T, Inc., 2.45%, 6/30/2020	492,840
800M	Verizon Communications, Inc., 3.65%, 9/14/2018	843,862
		1,336,702
	Utilities—5.8%
500M	Arizona Public Service Co., 8.75%, 3/1/2019	607,910
500M	Consolidated Edison Co., Inc. of New York, 7.125%, 12/1/2018	581,262
500M	Entergy Gulf States Louisiana, LLC, 6%, 5/1/2018	548,288
175M	Great River Energy Co., 5.829%, 7/1/2017 (a)	180,803
500M	Ohio Power Co., 6.05%, 5/1/2018	552,925
500M	Public Service Electric & Gas Co., 1.8%, 6/1/2019	499,330
724M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	721,167
500M	Sempra Energy, 9.8%, 2/15/2019	619,237
		4,310,922
Total Value of Corporate Bonds (cost $39,877,667)		39,866,554

16

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—15.0%
	Fannie Mae—12.9%
$3,576M	3%, 5/1/2021 – 6/1/2030 (b)	$ 3,739,959
4,543M	3.5%, 10/1/2025 – 2/1/2027 (b)	4,817,534
986M	4%, 2/1/2024 – 9/1/2024	1,043,658
		9,601,151
	Freddie Mac—2.1%
413M	3%, 8/1/2027	429,546
1,063M	3.5%, 12/1/2025 – 8/1/2026	1,126,772
		1,556,318
Total Value of Residential Mortgage-Backed Securities (cost $11,121,255)		11,157,469
	ASSET BACKED SECURITIES—15.0%
	Fixed Autos—11.5%
	Ford Credit Auto Owners Trust:
743M	0.79%, 5/15/2018	743,423
728M	1%, 9/15/2017	728,556
250M	Ford Credit Floorplan Master Owner Trust, 1.42%, 1/15/2020	251,583
285M	Harley-Davidson Motorcycle Trust, 1.3%, 3/16/2020	285,308
	Honda Auto Receivables Owner Trust:
960M	1.31%, 10/15/2020	963,574
480M	1.46%, 10/15/2020	482,038
950M	Hyundai Auto Receivables Trust, 1.48%, 6/15/2021	949,691
400M	Mercedes-Benz Auto Receivables Trust, 1.34%, 12/16/2019	401,866
697M	Nissan Auto Receivables Owner Trust, 1%, 7/16/2018	698,079
1,425M	Nissan Master Owner Trust, 1.44%, 2/15/2020	1,426,194
700M	Toyota Auto Receivables Owner Trust, 1.52%, 6/15/2020	702,679
880M	Volkswagen Auto Lease Trust, 1.25%, 12/20/2017	877,373
		8,510,364

17

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2015

Principal
Amount	Security	Value
	Fixed Financials—3.5%
$ 950M	American Express Credit Account Master Trust, 1.26%, 1/15/2020	$ 953,951
	Chase Issuance Trust:
770M	1.3%, 2/18/2020	772,221
300M	1.84%, 4/15/2022	300,117
570M	Discover Card Execution Note Trust, 1.04%, 4/15/2019	571,317
		2,597,606
Total Value of Asset Backed Securities (cost $11,094,130)		11,107,970
	U.S. GOVERNMENT OBLIGATIONS—6.6%
	U.S. Treasury Notes:
1,680M	0.375%, 5/31/2016	1,681,608
645M	0.5%, 6/15/2016	646,226
600M	0.5%, 11/30/2016	600,504
130M	0.625%, 6/30/2017	130,092
1,120M	1.375%, 4/30/2020	1,123,135
700M	1.375%, 8/31/2020	700,921
Total Value of U.S. Government Obligations (cost $4,863,297)		4,882,486
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—4.0%
	Fannie Mae:
450M	1.125%, 7/20/2018	452,344
265M	1.5%, 6/22/2020	265,180
	Federal Home Loan Bank:
500M	0.5%, 9/28/2016	500,455
1,730M	0.875%, 5/24/2017	1,738,167
Total Value of U.S. Government Agency Obligations (cost $2,946,746)		2,956,146
Total Value of Investments (cost $69,903,095)	94.4%	69,970,625
Other Assets, Less Liabilities	5.6	4,130,654
Net Assets	100.0%	$74,101,279

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

18

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$39,866,554	$—	$39,866,554
Residential Mortgage-Backed
Securities	—	11,157,469	—	11,157,469
Asset Backed Securities	—	11,107,970	—	11,107,970
U.S. Government Obligations	—	4,882,486	—	4,882,486
U.S. Government Agency
Obligations	—	2,956,146	—	2,956,146
Total Investments in Securities*	$—	$69,970,625	$—	$69,970,625

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and asset backed securities.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	19

Portfolio Managers’ Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was 1.90% for Class A shares, 1.04% for Class B shares, 2.21% for Advisor Class shares and 2.38% for Institutional Class shares, including dividends of 24.5 cents per share for Class A shares, 15.3 cents per share for Class B shares, 25.9 cents per share for Advisor Class shares and 27.8 cents per share for Institutional Class shares.

Economic Overview and Market Summary

The U.S. economy grew at an approximately 2% rate during the review period. Growth was saw-toothed: strong in the fourth quarter of 2014, unexpectedly weak in the first quarter of 2015 (due to bad weather and West Coast port strikes), a bounce back in the second quarter, only to fade in the third quarter (due to a strong dollar and slowing growth in China). The consumer was the backbone of the U.S. economy, as evidenced by the rise in housing starts to the highest level since 2008 and record automobile sales. The unemployment rate continued its multi-year decline, falling from 5.9% to 5.1%, although wage growth remained disappointing. Inflation remained subdued with the year-over-year change in consumer prices flat, driven by a 50% fall in the price of oil during the review period. Excluding food and energy, consumer prices increased 1.9%, up from the 1.7% pace in the prior 12 months, but still lower than the Federal Reserve’s (“the Fed’s”) target level.

At the beginning of the review period, market expectations were that the Fed would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, at its September meeting, the Fed again deferred raising interest rates. As the review period ended, the market was placing a less than 50% probability of a rate hike this year, despite the fact that several key Fed board members continued to forecast a move in December.

Interest rates generally moved lower during the review period. The two-year U.S. Treasury note yield, which is very sensitive to Federal Reserve policy, moved slightly higher from 0.57% to 0.63%. Longer-term interest rates fell, and bond prices rose. The benchmark 10-year U.S. Treasury yield fell from 2.49% to 2.04%. Most of the move lower in interest rates occurred in the third quarter as oil prices collapsed, global growth slowed, stocks fell worldwide, and the Fed decided not to raise interest rates.

The broad U.S. bond market returned 3.1%, according to Bank of America Merrill Lynch. High quality, long-term bonds had the best performance. The Treasury market gained 4.1%, with 10+ year maturity Treasuries gaining 8.7%. Agency mortgage-backed securities returned 3.3%, benefiting from their high credit quality. Corporate bonds gained 1.4%. The sector benefited from the decline in interest rates but wider credit spreads (due primarily to

20

record new issue supply) were a drag on performance. High yield bonds had poor performance, losing 3.6%. Spreads moved substantially wider in large part due to weakness in energy companies (the largest sector of the high yield market), as well as other commodity-related firms. Non-dollar government bonds (i.e., foreign government securities) also had a difficult 12 months, down 6.3%, reflecting the headwind of a 12.1% increase in the value of the dollar. The municipal bond market returned 3.2% as it was insulated from many of the global issues which buffeted other sectors of the bond market. Lastly, money market returns continued to be essentially flat due to the Fed’s zero interest rate policy.

Within the mortgage-backed (“MBS”) market, 30-year Ginnie Mae (“GNMA”) mortgages returned 2.7% and 30-year Fannie Mae mortgages (“FNMA”) returned 3.8%. FNMAs benefited from relatively low issuance compared to GNMAs during the period under review. This caused GNMAs to underperform FNMAs. Lower coupon agency MBS posted total returns of 4.4% thus outperformed higher coupon agency MBS. Investors favored lower coupon agency MBS over higher coupons as lower coupons offered higher yields in an environment where yields have remained relatively low. As well, lower coupon MBS benefited more than higher coupons from the decline in interest rates because of the latter’s higher prepayment risk.

Fiscal Year Performance Attribution

The Fund underperformed its benchmark, the Citigroup U.S. Government/Mortgage Index, during the review period. Three main factors contributed to the Fund’s underperformance. First, the Fund was underweight in Treasury securities and had minimal exposure to Treasury maturities 10 years and longer. Second, the Fund was underweight in lower coupon agency MBS and overweight higher coupon agency MBS (especially GNMA securities). Lastly, the Fund’s shorter effective duration had a negative impact on performance as interest rates decreased during the review period.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

21

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.07%
Actual		$1,000.00	$ 997.30	$5.36
Hypothetical**		$1,000.00	$1,019.71	$5.42
Class B Shares	1.89%
Actual		$1,000.00	$ 993.01	$9.44
Hypothetical**		$1,000.00	$1,015.59	$9.55
Advisor Class Shares	0.77%
Actual		$1,000.00	$ 998.97	$3.86
Hypothetical**		$1,000.00	$1,021.21	$3.90
Institutional Class Shares	0.65%
Actual		$1,000.00	$ 998.99	$3.26
Hypothetical**		$1,000.00	$1,021.81	$3.29

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total value of investments.

22

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Government Fund (Class A shares) and the Citigroup U.S. Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Government Fund (Class A shares) beginning 9/30/05 with a theoretical investment in the Citigroup U.S. Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the

23

Cumulative Performance Information (unaudited) (continued)
GOVERNMENT FUND

mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (4.04%), 0.60% and 2.88%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 1.22%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.05%), 0.66% and 2.91%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 0.48%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 2.10% and 0.68%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 1.60%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 2.27% and 1.03%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 1.72%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-Day Yield shown is for September 2015.

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 1.95%.

24

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2015

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—56.2%
	Fannie Mae—30.7%
$27,627M	3%, 5/1/2023 – 1/1/2045	$ 28,421,389
29,148M	3.5%, 8/1/2026 – 4/1/2045	30,606,701
25,433M	4%, 2/1/2024 – 8/1/2044	27,244,664
8,495M	4.5%, 11/1/2040 – 1/1/2042	9,322,768
2,995M	5%, 8/1/2039 – 11/1/2039	3,326,760
2,716M	5.5%, 7/1/2033 – 10/1/2039	3,091,326
		102,013,608
	Freddie Mac—7.8%
539M	3%, 6/1/2021	563,628
12,025M	3.5%, 9/1/2032 – 10/1/2044	12,582,533
10,071M	4%, 11/1/2040 – 8/1/2044	10,735,784
1,693M	5%, 8/1/2039	1,898,870
		25,780,815
	Government National Mortgage Association I
	Program—17.7%
1,860M	4%, 11/15/2025 – 6/15/2042	2,014,257
13,494M	4.5%, 9/15/2033 – 6/15/2040	14,842,415
12,393M	5%, 6/15/2033 – 4/15/2040	13,883,904
10,877M	5.5%, 3/15/2033 – 10/15/2039	12,402,576
11,776M	6%, 2/15/2032 – 4/15/2040	13,724,667
1,686M	7%, 6/15/2023 – 4/15/2034	1,863,507
		58,731,326
Total Value of Residential Mortgage-Backed Securities (cost $181,323,458)		186,525,749

25

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2015

Principal
Amount	Security	Value
	U.S. GOVERNMENT OBLIGATIONS—17.4%
$ 5,100M	U.S. Treasury Bonds, 2.875%, 8/15/2045	$ 5,098,541
	U.S. Treasury Notes:
3,000M	1.375%, 8/31/2020	3,003,945
5,680M	1.5%, 5/31/2020	5,730,257
7,600M	1.625%, 7/31/2020	7,693,860
3,000M	1.875%, 8/31/2022	3,025,860
11,260M	2%, 7/31/2022	11,454,922
2,760M	2%, 2/15/2025	2,749,722
4,600M	2%, 8/15/2025	4,576,522
3,680M	2.125%, 12/31/2021	3,779,713
4,500M	2.25%, 7/31/2021	4,667,431
4,600M	2.25%, 11/15/2024	4,687,087
1,500M	2.375%, 8/15/2024	1,545,264
Total Value of U.S. Government Obligations (cost $57,597,127)		58,013,124
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—11.2%
	Fannie Mae:
17,600M	1.125%, 7/20/2018	17,691,661
1,700M	1.75%, 11/26/2019	1,731,178
4,300M	1.875%, 9/18/2018	4,411,121
3,025M	2.625%, 9/6/2024	3,101,457
5,000M	Federal Home Loan Bank, 1%, 5/21/2020 (a)	5,006,560
5,000M	Freddie Mac, 3.75%, 3/27/2019	5,444,405
Total Value of U.S. Government Agency Obligations (cost $37,115,081)		37,386,382
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—8.0%
	Fannie Mae—6.5%
2,855M	2.27%, 1/1/2023	2,891,151
1,300M	2.96%, 11/1/2018	1,363,413
9,159M	2.996%, 11/1/2022	9,639,439
2,893M	3.76%, 4/1/2018	3,078,152
4,500M	3.84%, 5/1/2018	4,798,111
		21,770,266
	Federal Home Loan Mortgage Corporation—1.5%
5,000M	Multi-Family Structured Pass-Through, 2.13%, 1/25/2019	5,111,760
Total Value of Commercial Mortgage-Backed Securities (cost $26,990,770)		26,882,026

26

Principal
Amount	Security		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS—5.2%
	Fannie Mae—4.2%
$ 6,132M	3%, 2/25/2024		$ 6,397,839
6,789M	4%, 2/25/2025		7,430,139
			13,827,978
	Freddie Mac—1.0%
3,153M	3%, 8/15/2039		3,280,945
Total Value of Collateralized Mortgage Obligations (cost $17,149,644)			17,108,923
Total Value of Investments (cost $320,176,080)		98.0%	325,916,204
Other Assets, Less Liabilities		2.0	6,670,619
Net Assets		100.0%	$332,586,823

(a)	Denotes a step bond (a zero coupon bond that converts to a fixed interest rate at a designated date).

27

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$186,525,749	$—	$186,525,749
U.S. Government Obligations	—	58,013,124	—	58,013,124
U.S. Government Agency
Obligations	—	37,386,382	—	37,386,382
Commercial Mortgage-Backed
Securities	—	26,882,026	—	26,882,026
Collateralized Mortgage
Obligations	—	17,108,923	—	17,108,923
Total Investments in Securities	$—	$325,916,204	$—	$325,916,204

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

28	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was 1.12% for Class A shares, 0.27% for Class B shares, 1.53% for Advisor Class shares and 1.48% for Institutional Class shares, including dividends of 39.4 cents per share for Class A shares, 33.0 cents per share for Class B shares, 40.3 cents per share for Advisor Class shares and 43.0 cents per share for Institutional Class shares.

Economic Overview and Market Summary

The U.S. economy grew at an approximately 2% rate during the review period. Growth was saw-toothed: strong in the fourth quarter of 2014, unexpectedly weak in the first quarter of 2015 (due to bad weather and West Coast port strikes), a bounce back in the second quarter, only to fade in the third quarter (due to a strong dollar and slowing growth in China). The consumer was the backbone of the U.S. economy, as evidenced by the rise in housing starts to the highest level since 2008 and record automobile sales. The unemployment rate continued its multi-year decline, falling from 5.9% to 5.1%, although wage growth remained disappointing. Inflation remained subdued with the year-over-year change in consumer prices flat, driven by a 50% fall in the price of oil during the review period. Excluding food and energy, consumer prices increased 1.9%, up from the 1.7% pace in the prior 12 months, but still lower than the Federal Reserve’s (“the Fed’s”) target level.

At the beginning of the review period, market expectations were that the Fed would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, at its September meeting, the Fed again deferred raising interest rates. As the review period ended, the market was placing a less than 50% probability of a rate hike this year, despite the fact that several key Fed board members continued to forecast a move in December.

Interest rates generally moved lower during the review period. The two-year U.S. Treasury note yield, which is very sensitive to Federal Reserve policy, moved slightly higher from 0.57% to 0.63%. Longer-term interest rates fell and bond prices rose. The benchmark 10-year U.S. Treasury yield fell from 2.49% to 2.04%. Most of the move lower in interest rates occurred in the third quarter as oil prices collapsed, global growth slowed, stocks fell worldwide, and the Fed decided not to raise interest rates.

The broad U.S. bond market returned 3.1%, according to Bank of America Merrill Lynch. High quality, long-term bonds had the best performance. The Treasury market gained 4.1%, with 10+ year maturity Treasuries gaining 8.7%. Agency mortgage-backed securities returned 3.3%, benefiting from their high credit quality. Corporate bonds gained 1.4%. The sector benefited from the decline in interest rates but wider credit spreads (due primarily to record new issue supply) were a drag on performance. High yield bonds had poor performance, losing 3.6%. Spreads moved substantially wider in large part due to

29

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

weakness in energy companies (the largest sector of the high yield market), as well as other commodity-related firms. Non-dollar government bonds (i.e., foreign government securities) also had a difficult 12 months, down 6.3%, reflecting the headwind of a 12.1% increase in the value of the dollar. The municipal bond market returned 3.2% as it was insulated from many of the global issues which buffeted other sectors of the bond market. Lastly, money market returns continued to be essentially flat due to the Fed’s zero interest rate policy.

Fund Overview and Fiscal Year Performance Attribution

The Fund invests in investment grade fixed income securities. During the period, the majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund also had as much as 2% of its assets invested in high yield securities and 1% invested in U.S. Treasuries.

The corporate bond market began the review period on a weak note with corporate spreads widening due to the rapid and ongoing decline in oil prices and risk aversion towards commodity-related sectors. Lower beta sectors became safe havens for corporate bond investors as riskier assets traded with greater volatility. With the back-drop of continued low Treasury rates, corporate issuers continued to issue new debt at record levels. This led to further spread widening through the review period.

The positive returns of the corporate bond market during the review period were predominantly a result of duration and Treasury curve movement. Of note, corporate bonds with maturities greater than 10 years significantly underperformed shorter maturity debt (i.e., three-to-five years), reflecting the steepening of the Treasury yield curve and an aversion to longer maturities.

The Fund underperformed the Bank of America Merrill Lynch Corporate Index during the review period. The relative performance was predominantly a function of the Fund’s overweight in BBB-rated corporate bonds, which had the lowest returns during the review period. Specifically, the Fund was negatively impacted by its overweight in metals and mining issuers, which experienced increased volatility during the review period. This was partially offset by the Fund’s overweight in financial issuers, which had the highest returns during the review period.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

30

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.04%
Actual		$1,000.00	$ 981.65	$5.17
Hypothetical**		$1,000.00	$1,019.86	$5.27
Class B Shares	1.91%
Actual		$1,000.00	$ 977.30	$9.47
Hypothetical**		$1,000.00	$1,015.49	$9.65
Advisor Class Shares	0.72%
Actual		$1,000.00	$ 983.18	$3.58
Hypothetical**		$1,000.00	$1,021.46	$3.65
Institutional Class Shares	0.63%
Actual		$1,000.00	$ 983.49	$3.13
Hypothetical**		$1,000.00	$1,020.91	$3.19

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total value of investments.

31

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/05 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund

32

portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (4.83%), 2.44% and 3.83%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 2.01%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.71%), 2.51% and 3.86%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 1.26%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.42% and 1.60%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 2.45%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.38% and 1.86%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 2.55%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class share are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-day yield shown is for September 2015.

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 2.29%.

33

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2015

Principal
Amount	Security	Value
	CORPORATE BONDS—95.8%
	Agriculture—.7%
$3,310M	Cargill, Inc., 6%, 11/27/2017 (a)	$ 3,612,130
	Automotive—1.0%
5,000M	Johnson Controls, Inc., 5%, 3/30/2020	5,488,450
	Chemicals—3.1%
4,000M	Agrium, Inc., 3.375%, 3/15/2025	3,794,504
3,200M	CF Industries, Inc., 3.45%, 6/1/2023	3,050,765
4,000M	Dow Chemical Co., 4.25%, 11/15/2020	4,298,032
5,000M	LyondellBasell Industries NV, 6%, 11/15/2021	5,657,530
		16,800,831
	Consumer Durables—.8%
	Newell Rubbermaid, Inc.:
2,000M	2.875%, 12/1/2019	2,019,542
2,300M	4.7%, 8/15/2020	2,535,368
		4,554,910
	Energy—9.2%
5,000M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	5,229,620
5,000M	Continental Resources, Inc., 5%, 9/15/2022	4,381,250
3,000M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	2,755,476
5,000M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	5,061,535
5,000M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	4,443,000
1,800M	Marathon Oil Corp., 3.85%, 6/1/2025	1,596,654
5,000M	Nabors Industries, Inc., 6.15%, 2/15/2018	5,268,905
2,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	1,801,678
5,800M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	6,286,011
3,800M	Suncor Energy, Inc., 6.1%, 6/1/2018	4,198,711
4,000M	Valero Energy Corp., 9.375%, 3/15/2019	4,881,964
4,000M	Weatherford International, LLC, 6.35%, 6/15/2017	4,094,824
		49,999,628
	Financial Services—16.1%
4,000M	American Express Co., 7%, 3/19/2018	4,496,560
	American International Group, Inc.:
3,700M	3.75%, 7/10/2025	3,764,957
2,000M	4.7%, 7/10/2035	2,068,132
4,000M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	4,515,784
5,400M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	5,626,001

34

Principal
Amount	Security	Value
	Financial Services (continued)
$4,300M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	$ 4,511,014
1,000M	BlackRock, Inc., 5%, 12/10/2019	1,120,942
4,000M	CoBank ACB, 7.875%, 4/16/2018 (a)	4,574,252
2,400M	Compass Bank, 6.4%, 10/1/2017	2,593,906
	ERAC USA Finance, LLC:
3,750M	4.5%, 8/16/2021 (a)	4,056,139
1,800M	3.3%, 10/15/2022 (a)	1,800,434
3,000M	7%, 10/15/2037 (a)	3,742,089
6,200M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	7,437,241
	General Electric Capital Corp.:
6,400M	4.65%, 10/17/2021	7,204,384
3,400M	6.75%, 3/15/2032	4,611,719
2,700M	Harley-Davidson Financial Services, Inc., 2.4%, 9/15/2019 (a)	2,728,142
1,800M	Harley-Davidson Funding Corp., 6.8%, 6/15/2018 (a)	2,036,228
4,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	4,330,852
3,000M	National City Corp., 6.875%, 5/15/2019	3,461,196
4,550M	Protective Life Corp., 7.375%, 10/15/2019	5,371,216
3,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	3,535,251
3,600M	State Street Corp., 3.55%, 8/18/2025	3,677,425
		87,263,864
	Financials—21.6%
	Bank of America Corp.:
3,250M	5.65%, 5/1/2018	3,548,240
5,925M	5%, 5/13/2021	6,536,691
4,625M	5.875%, 2/7/2042	5,427,549
	Barclays Bank, PLC:
2,000M	5.125%, 1/8/2020	2,237,886
3,800M	3.75%, 5/15/2024	3,845,710
3,200M	Capital One Financial Corp., 3.75%, 4/24/2024	3,183,686
	Citigroup, Inc.:
4,200M	6.125%, 11/21/2017	4,580,503
2,250M	8.5%, 5/22/2019	2,718,731
2,000M	4.5%, 1/14/2022	2,166,142
3,000M	Deutsche Bank AG, 3.7%, 5/30/2024	2,983,752
	Goldman Sachs Group, Inc.:
2,000M	5.375%, 3/15/2020	2,232,302
5,900M	5.75%, 1/24/2022	6,776,817
3,000M	3.625%, 1/22/2023	3,042,012
7,050M	6.125%, 2/15/2033	8,445,830

35

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2015

Principal
Amount	Security	Value
	Financials (continued)
	JPMorgan Chase & Co.:
$9,200M	6%, 1/15/2018	$ 10,055,867
5,000M	4.5%, 1/24/2022	5,399,305
	Morgan Stanley:
4,050M	5.95%, 12/28/2017	4,414,921
5,500M	6.625%, 4/1/2018	6,126,571
6,000M	5.5%, 7/28/2021	6,785,838
800M	Standard Chartered, PLC, 3.2%, 4/17/2025 (a)	747,688
4,000M	SunTrust Banks, Inc., 6%, 9/11/2017	4,326,528
4,000M	U.S. Bancorp, 3.6%, 9/11/2024	4,068,992
4,000M	UBS AG, 4.875%, 8/4/2020	4,442,668
	Wells Fargo & Co.:
2,900M	4.6%, 4/1/2021	3,184,795
8,600M	3.45%, 2/13/2023	8,567,991
900M	3.9%, 5/1/2045	829,184
		116,676,199
	Food/Beverage/Tobacco—5.2%
5,225M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	6,252,616
4,200M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	4,718,448
6,000M	Ingredion, Inc., 4.625%, 11/1/2020	6,427,626
2,000M	PepsiCo, Inc., 5%, 6/1/2018	2,190,078
4,000M	Philip Morris International, Inc., 5.65%, 5/16/2018	4,419,392
4,000M	SABMiller Holdings, Inc., 3.75%, 1/15/2022 (a)	4,105,112
		28,113,272
	Food/Drug—.8%
4,000M	CVS Health Corp., 3.875%, 7/20/2025	4,131,444
	Forest Products/Container—1.0%
5,000M	Rock-Tenn Co., 4.9%, 3/1/2022	5,432,980
	Health Care—4.0%
3,100M	Biogen, Inc., 6.875%, 3/1/2018	3,474,740
	Express Scripts Holding Co.:
4,050M	4.75%, 11/15/2021	4,378,568
1,800M	3.5%, 6/15/2024	1,774,665
4,000M	Gilead Sciences, Inc., 3.65%, 3/1/2026	4,023,704
4,000M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	4,067,212
4,000M	Mylan, Inc., 3.125%, 1/15/2023 (a)	3,850,084
		21,568,973

36

Principal
Amount	Security	Value
	Information Technology—1.1%
$2,500M	Apple, Inc., 2.5%, 2/9/2025	$ 2,377,610
800M	Hewlett Packard Enterprise Co., 2.85%, 10/5/2018 (a)(b)	798,976
500M	Oracle Corp., 2.95%, 5/15/2025	488,067
1,800M	Pitney Bowes, Inc., 5.75%, 9/15/2017	1,937,556
		5,602,209
	Manufacturing—2.8%
5,000M	CRH America, Inc., 8.125%, 7/15/2018	5,818,865
4,000M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	4,511,200
4,550M	Tyco Electronics Group SA, 6.55%, 10/1/2017	4,988,270
		15,318,335
	Media-Broadcasting—3.0%
1,800M	ABC, Inc., 8.75%, 8/15/2021	2,364,372
3,950M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	4,766,386
2,000M	CBS Corp., 3.375%, 3/1/2022	1,990,306
4,000M	Comcast Corp., 4.25%, 1/15/2033	3,982,680
3,000M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	3,023,835
		16,127,579
	Media-Diversified—1.7%
5,000M	McGraw-Hill Financial, Inc., 5.9%, 11/15/2017	5,374,505
4,000M	Time Warner, Inc., 3.6%, 7/15/2025	3,924,796
		9,299,301
	Metals/Mining—4.8%
5,000M	Alcoa, Inc., 6.15%, 8/15/2020	5,168,750
4,000M	ArcelorMittal, 6.125%, 6/1/2018	3,930,000
4,000M	Glencore Finance Canada, Ltd., 4.95%, 11/15/2021 (a)	3,321,684
4,200M	Newmont Mining Corp., 5.125%, 10/1/2019	4,442,298
5,000M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	5,130,630
4,000M	Vale Overseas, Ltd., 5.625%, 9/15/2019	4,025,680
		26,019,042

37

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2015

Principal
Amount	Security	Value
	Real Estate Investment Trusts—6.2%
$4,000M	Boston Properties, LP, 5.875%, 10/15/2019	$ 4,538,936
	Digital Realty Trust, LP:
2,700M	5.25%, 3/15/2021	2,943,032
2,250M	3.95%, 7/1/2022	2,250,806
3,000M	ERP Operating, LP, 3.375%, 6/1/2025	2,964,711
4,000M	HCP, Inc., 5.375%, 2/1/2021	4,435,356
	ProLogis, LP:
3,000M	4.5%, 8/15/2017	3,149,172
2,000M	3.35%, 2/1/2021	2,029,674
3,000M	Simon Property Group, LP, 3.375%, 10/1/2024	3,022,014
4,000M	Ventas Realty, LP, 4.75%, 6/1/2021	4,320,700
4,000M	Welltower, Inc., 4%, 6/1/2025	4,006,764
		33,661,165
	Retail-General Merchandise—1.6%
4,000M	Amazon.com, Inc., 4.8%, 12/5/2034	4,122,948
2,000M	GAP, Inc., 5.95%, 4/12/2021	2,167,496
2,000M	Home Depot, Inc., 5.875%, 12/16/2036	2,462,944
		8,753,388
	Telecommunications—.8%
4,000M	Verizon Communications, Inc., 5.15%, 9/15/2023	4,426,032
	Transportation—3.0%
4,000M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	4,290,872
4,000M	Con-way, Inc., 7.25%, 1/15/2018	4,142,612
4,125M	GATX Corp., 4.75%, 6/15/2022	4,415,066
3,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	3,192,549
		16,041,099
	Utilities—7.3%
1,800M	Dominion Resources, Inc., 3.9%, 10/1/2025	1,823,924
3,000M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	3,025,887
3,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	3,277,200
3,000M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	3,026,502
4,000M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	4,375,580

38

Principal
Amount	Security	Value
	Utilities (continued)
	Great River Energy Co.:
$ 192M	5.829%, 7/1/2017 (a)	$ 198,884
3,354M	4.478%, 7/1/2030 (a)	3,614,354
3,000M	Ohio Power Co., 5.375%, 10/1/2021	3,426,966
4,550M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	4,384,794
2,507M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	2,496,346
4,000M	Sempra Energy, 9.8%, 2/15/2019	4,953,896
4,000M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	4,535,168
		39,139,501
Total Value of Corporate Bonds (cost $507,002,697)		518,030,332
	U.S. GOVERNMENT OBLIGATIONS—2.1%
	U.S. Treasury Bonds:
4,575M	2.5%, 2/15/2045	4,212,843
3,200M	3%, 5/15/2045	3,275,584
4,000M	3%, 11/15/2044	4,085,728
Total Value of U.S. Government Obligations (cost $12,224,740)		11,574,155
Total Value of Investments (cost $519,227,437)	97.9%	529,604,487
Other Assets, Less Liabilities	2.1	11,361,360
Net Assets	100.0%	$540,965,847

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

39

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$518,030,332	$—	$518,030,332
U.S. Government Agency
Obligations	—	11,574,155	—	11,574,155
Total Investments in Securities*	$—	$529,604,487	$—	$529,604,487

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

40	See notes to financial statements

Portfolio Manager’s Letter
STRATEGIC INCOME FUND

Dear Investor:

This is the annual report for the First Investors Strategic Income Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was –2.37% for Class A shares and –1.93% for Advisor Class shares, including dividends of 34.5 cents per share for Class A shares and 37.8 cents per share for Advisor Class shares. In addition, the Fund distributed capital gains of 7.0 cents per share on each class of shares.

Economic Overview and Market Summary

The U.S. economy grew at an approximately 2% rate during the review period. Growth was saw-toothed: strong in the fourth quarter of 2014, unexpectedly weak in the first quarter of 2015 (due to bad weather and West Coast port strikes), a bounce back in the second quarter, only to fade in the third quarter (due to a strong dollar and slowing growth in China). The consumer was the backbone of the U.S. economy, as evidenced by the rise in housing starts to the highest level since 2008 and record automobile sales. The unemployment rate continued its multi-year decline, falling from 5.9% to 5.1%, although wage growth remained disappointing. Inflation remained subdued with the year-over-year change in consumer prices flat, driven by a 50% fall in the price of oil during the review period. Excluding food and energy, consumer prices increased 1.9%, up from the 1.7% pace in the prior 12 months, but still lower than the Federal Reserve’s (“the Fed’s”) target level.

At the beginning of the review period, market expectations were that the Fed would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, at its September meeting, the Fed again deferred raising interest rates. As the review period ended, the market was placing a less than 50% probability of a rate hike this year, despite the fact that several key Fed board members continued to forecast a move in December.

Interest rates generally moved lower during the review period. The two-year U.S. Treasury note yield, which is very sensitive to Federal Reserve policy, moved slightly higher from 0.57% to 0.63%. Longer-term interest rates fell, and bond prices rose. The benchmark 10-year U.S. Treasury yield fell from 2.49% to 2.04%. Most of the move lower in interest rates occurred in the third quarter as oil prices collapsed, global growth slowed, stocks fell worldwide and the Fed decided not to raise interest rates.

41

Portfolio Manager’s Letter (continued)
STRATEGIC INCOME FUND

The broad U.S. bond market returned 3.1%, according to Bank of America Merrill Lynch. High quality, long-term bonds had the best performance. The Treasury market gained 4.1%, with 10+ year maturity Treasuries gaining 8.7%. Agency mortgage-backed securities returned 3.3%, benefiting from their high credit quality. Corporate bonds gained 1.4%. The sector benefited from the decline in interest rates but wider credit spreads (due primarily to record new issue supply) were a drag on performance. High yield bonds had poor performance, losing 3.6%. Spreads moved substantially wider in large part due to weakness in energy companies (the largest sector of the high yield market), as well as other commodity-related firms. Non-dollar government bonds (i.e., foreign government securities) also had a difficult 12 months, down 6.3%, reflecting the headwind of a 12.1% increase in the value of the dollar. The municipal bond market returned 3.2% as it was insulated from many of the global issues which buffeted other sectors of the bond market.

The Standard & Poor’s 500 Index returned –0.62%, with dividends reinvested in the Index. Lastly, money market returns continued to be essentially flat due to the Fed’s zero interest rate policy.

Fund Overview and Fiscal Year Performance Attribution

The Fund can invest through institutional class shares in a number of First Investors Funds (Underlying Funds). The average allocations to Underlying Funds as a percentage of the Fund’s net assets and the total returns for the review period and the allocations as a percentage of net assets as of the end of the period were:

	Average Allocations,		Allocations,
	Review Period	Total Return	9/30/15
Equity Income Fund	5.3%	–3.97%	5.8%
Floating Rate Fund	4.6%	0.47%	7.5%
Fund For Income	38.1%	–2.28%	37.1%
Government Fund	8.7%	2.38%	10.2%
International Opportunities
Bond Fund	14.6%	–9.36%	14.0%
Investment Grade Fund	17.7%	1.48%	10.2%
Limited Duration High
Quality Bond Fund	4.6%	1.21%	5.0%
Tax Exempt Income Fund	3.5%	2.77%	5.2%
Cash	2.9%	0.00%	5.0%

42

For the review period, the Fund returned –2.37% on Class A shares compared to 3.05% for its benchmark, the Bank of America Merrill Lynch U.S. Broad Market Index. The Fund was positioned for a continuation of global growth with the expectation of higher interest rates. The Fund’s investments emphasized Underlying Funds that would benefit from growth while minimizing the negative impact of higher interest rates. Consequently, the majority of the Fund’s underperformance occurred in the last quarter of the review period when global growth slowed and interest rates declined. Specifically, the Fund’s allocations to foreign bonds (through International Opportunities Bond Fund), high yield bonds (through Fund For Income), and U.S. stocks (through Equity Income Fund) made substantial negative contributions to the Fund’s performance.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

43

Fund Expenses (unaudited)
STRATEGIC INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/3/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	0.56%
Actual*		$1,000.00	$ 966.99	$2.76
Hypothetical**		$1,000.00	$1,022.26	$2.84
Advisor Class Shares	0.01%
Actual*		$1,000.00	$ 969.49	$0.05
Hypothetical**		$1,000.00	$1,025.02	$0.05

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the inception period).
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY FIRST INVESTORS UNDERLYING FUNDS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total value of investments.

44

Cumulative Performance Information (unaudited)
STRATEGIC INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Strategic Income Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Broad Market Index.

The graph compares a $10,000 investment in the First Investors Strategic Income Fund (Class A shares) beginning 4/3/13 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch U.S. Broad Market Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

45

Cumulative Performance Information (unaudited) (continued)
STRATEGIC INCOME FUND

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since this class is sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (2.16%). The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 0.24%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares and Advisor Class shares are for the period beginning 4/3/13 (commencement of operations).

46

Portfolio of Investments (continued)
STRATEGIC INCOME
September 30, 2015

Shares	Security	Value
	MUTUAL FUNDS—95.0%
	First Investors Income Funds—89.2%
1,040,007	Floating Rate Fund – Institutional Class Shares	$ 9,952,868
20,412,467	Fund For Income – Institutional Class Shares	48,989,922
1,239,997	Government Fund – Institutional Class Shares	13,491,164
2,138,577	International Opportunities Bond Fund –
	Institutional Class Shares	18,541,466
1,383,268	Investment Grade Fund – Institutional Class Shares	13,362,372
676,382	Limited Duration High Quality Bond Fund –
	Institutional Class Shares	6,635,307
690,033	Tax Exempt Income Fund – Institutional Class Shares	6,817,524
		117,790,623
	First Investors Equity Funds—5.8%
849,529	Equity Income Fund – Institutional Class Shares	7,679,741
Total Value of Mutual Funds (cost $134,369,124)	95.0%	125,470,364
Other Assets, Less Liabilities	5.0	6,568,934
Net Assets	100.0%	$132,039,298

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

47

Portfolio of Investments (continued)
STRATEGIC INCOME
September 30, 2015

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Mutual Funds
First Investors Income Funds	$117,790,623	$—	$—	$117,790,623
First Investors Equity Funds	7,679,741	—	—	7,679,741
Total Investments in Securities	$125,470,364	$—	$—	$125,470,364

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

48	See notes to financial statements

Portfolio Managers’ Letter
INTERNATIONAL OPPORTUNITIES BOND FUND

Dear Investor:

This is the annual report for the First Investors International Opportunities Bond Fund for the year ended September 30, 2015. During the period the Fund’s return on a net asset value basis was –9.72% for Class A shares, –9.51% for Advisor Class shares and –9.36% for Institutional Class shares, including dividends of 28.0 cents per share for Class A shares, 29.2 cents per share for Advisor Class shares and 30.4 cents per share for Institutional Class shares.

The Fund invests in sovereign bonds and currencies of countries in the Citigroup World Government Bond ex-U.S. Index as well as some non-index countries, including those of emerging markets. Corporate bonds of countries in the Index may be purchased opportunistically as well. The Fund’s underperformance during the prior 12-month period ended September 30, 2015 is primarily attributable to bond positioning with currency decisions detracting a modest amount as well.

After a volatile period for interest rates, developed-market yields tended to fall slightly while a few developing countries’ bond yields increased on widening credit spreads. Currency volatility for developing economies measurably expanded risk premiums demanded from investors for holding local-currency bonds of countries with close connections to Chinese growth. In particular, the Fund’s exposures to Brazilian and Indonesian bonds, both out-of-benchmark positions, detracted from relative performance during the period. In addition to being exposed to commodity price declines and slower global export demand, both Indonesia and Brazil suffer from a deficiency of savings, leading to a dependence on global liquidity cycles. Investors fear grew during the period that both countries will face challenging financing conditions as the Federal Reserve (“the Fed”) moves closer to normalizing interest rates.

Currency decisions modestly detracted from performance. Avoiding the Japanese yen and euro offset much of the negative contribution from exposures to currencies of developing countries. Currencies of developing countries broadly declined in value against the dollar during the period, especially those tied to commodity production, or the Chinese-driven emerging markets growth story. The Fund’s overweight or out-of-benchmark exposure to the Mexican peso, Brazilian real, Indonesian rupiah, South African rand, and Chilean peso stand out as negative contributors to relative performance. Both the yen and euro continued to fall as the Bank of Japan and European Central Bank boosted monetary stimulus which weighed on currency valuations relative to the U.S. dollar.

49

Portfolio Managers’ Letter (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND

Market Commentary and Outlook

Notably, our global fixed income strategies performance histories are marked with infrequent but occasional drawdowns comparable to the most recent experience. We have had valuation anomalies building across a range of global bond markets all year, and we are now getting the expected policy reaction. The Chinese boosted policy stimulus but so far there is not much to show for it as discussed above. We think that is about to change. Similarly, the Fed has backed off its renormalization rhetoric, but so far it has positioned policy trajectory as delayed more so than being affected by a material shift in the outlook. Consequently, price extremes became more extreme late in the review period, setting up what ultimately should be a bigger case of mean reversion.

Currently, the Fund’s top fixed income holdings are U.K. gilts and Mexican Mbonos. Mexican bond yields are higher than comparable U.S. Treasuries by the widest margin in over three years but the bulk of the valuation opportunity in the Mbonos really lies with the Mexican peso. The currency has been washed out dramatically relative to any objective measure of valuation. Domestic inflation has remained low, the economy has outperformed most of its Latin American neighbors, it has reduced its sensitivity to oil, and Mexico’s exports are tied to the U.S. car industry, which has been strong. As a highly flexible and liquid currency, the peso tends to be used by investors as a vehicle for hedging other emerging market (“EM”) exposure, hence it has been caught up in the general EM/commodity bear market, but should recover when the rest do.

As for U.K. gilts, they function in the Fund partly as a beneficiary of the generally deflationary global environment and partly to balance the risks that something goes very wrong and global growth keeps slipping lower.

Elsewhere, the Fund remains skewed toward many global bond markets in the emerging world, each with their own idiosyncratic profile. But in general many of these markets exhibit high real yields, a by-product of the stagflationary conditions described earlier. Inflation should decline once EM currencies experience a fairly brief period of stability, which would permit central banks to begin easing. The recent rate cuts by the Reserve Bank of India are a good example of how a vicious, negative-feedback cycle has evolved into a virtuous one. The low inflation and boost to growth from cutting policy rates has supported the rupee.

In cases of more extreme uncertainty—like the Brazilian bonds in the Fund—we believe investors are being well-compensated to take risk. Long-term bonds yielded over 16% as late as the last week of September. Assuming no change in bond prices, the Brazilian real to dollar exchange rate would have to weaken to 6.24 to lose money

50

based on a three-year holding period. The economy is deep in recession and, encouragingly, an anti-corruption drive appears to be in full-swing, which could potentially culminate with the impeachment of President Rousseff. We believe any respite in currency weakness will bring about lower headline inflation and the beginning of policy stimulus.

Looking forward, we believe ultra-supportive monetary policy, cheap energy, devalued currencies, and low interest rates should make 2016 a pivotal period for global growth. The U.S. economy is already advancing at lift-off speed, and we expect the European and Japanese economies to surprise to the upside once the impact of stimulus takes hold. Peripheral European currencies look attractive as an expression of a constructive reflationary European economic outlook while also avoiding direct euro exposure, which we see as potentially being buffeted by both open-ended quantitative easing and the need for deep structural reform. Despite our outlook for better developed market growth, we expect long-term safe-haven yields will remain capped on the upside as a result of the still formidable debt overhang, a benign global inflation environment, a low terminal level for G3 policy rates, and entrenched concerns of global economic fragility. While the downturn in emerging markets has been intensifying as of late, we find select emerging-market currencies offer attractive value and believe most will stabilize in the coming year while offering attractive yields.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

51

Fund Expenses (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.30%
Actual		$1,000.00	$ 928.48	$6.28
Hypothetical**		$1,000.00	$1,018.55	$6.58
Advisor Class Shares	1.02%
Actual		$1,000.00	$ 928.19	$4.93
Hypothetical**		$1,000.00	$1,019.96	$5.17
Institutional Class Shares	0.90%
Actual		$1,000.00	$ 929.03	$4.35
Hypothetical**		$1,000.00	$1,020.56	$4.56

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total value of investments.

52

Cumulative Performance Information (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

Comparison of change in value of $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) and the Citigroup World Government Bond ex-U.S. Index (Unhedged).

The graph compares a $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) beginning 8/20/12 (commencement of operations) with a theoretical investment in the Citigroup World Government Bond ex-U.S. Index (Unhedged) (the “Index”). The Index encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

53

Cumulative Performance Information (unaudited) (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND

Advisor Class shares and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been (14.98%) and (6.78%), respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 1.77%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (3.90%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares are for the period beginning 8/17/12 (commencement of operations). The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-Day Yield shown is for September 2015.

†The Index return is since the inception of Class A shares. The Index return since inception of the Advisor Class shares and Institutional Class shares is (2.47%).

54

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2015

Principal
Amount		Security	Value
		SOVEREIGN BONDS—67.5%
		Mexico—13.8%
		United Mexican States:
1,109M	MXN	7.75%, 11/13/2042	$ 7,247,720
812M	MXN	8.5%, 5/31/2029	5,678,883
889M	MXN	8.5%, 11/18/2038	6,265,580
			19,192,183
		United Kingdom—9.7%
7,700M	GBP	United Kingdom Gilt, 3.25%, 1/22/2044	13,483,800
		Australia—8.3%
4,605M	AUD	New South Wales Treasury Corp., 5%, 8/20/2024	3,780,140
		Queensland Treasury Corp.:
3,750M	AUD	4.75%, 7/21/2025	2,983,641
2,515M	AUD	6%, 7/21/2022	2,114,175
3,325M	AUD	6.25%, 2/21/2020	2,708,313
			11,586,269
		Italy—6.9%
6,070M	EUR	Buoni Poliennali Del Tesoro, 5%, 8/1/2039	9,557,749
		Portugal—5.2%
		Obrigacoes Do Tesouro:
2,750M	EUR	4.1%, 4/15/2037	3,509,907
2,780M	EUR	4.95%, 10/25/2023	3,762,377
			7,272,284
		Malaysia—3.8%
		Federation of Malaysia:
14,190M	MYR	3.48%, 3/15/2023	3,063,303
7,020M	MYR	3.659%, 10/15/2020	1,588,214
2,950M	MYR	4.048%, 9/30/2021	664,521
			5,316,038

55

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2015

Principal
Amount		Security	Value
		South Africa—3.8%
		Republic of South Africa:
55,515M	ZAR	6.5%, 2/28/2041	$ 3,006,787
17,935M	ZAR	6.75%, 3/31/2021	1,219,479
14,485M	ZAR	8.75%, 2/28/2048	1,009,147
			5,235,413
		New Zealand—3.5%
		New Zealand Government Bonds:
2,390M	NZD	5%, 3/15/2019	1,647,736
4,375M	NZD	5.5%, 4/15/2023	3,273,143
			4,920,879
		Hungary—3.1%
		Hungary Government Bond:
940,000M	HUF	6%, 11/24/2023	4,022,808
69,000M	HUF	7.5%, 11/12/2020	305,399
			4,328,207
		Brazil—2.8%
		Nota Do Tesouro Nacional:
1M	BRL	9.71%, 1/1/2021	105,237
13M	BRL	9.71%, 1/1/2023	2,559,806
6M	BRL	9.71%, 1/1/2025	1,225,971
			3,891,014
		Indonesia—2.7%
		Republic of Indonesia:
52,000,000M	IDR	8.375%, 3/15/2034	3,091,153
10,900,000M	IDR	9%, 3/15/2029	701,076
			3,792,229
		Poland—2.5%
12,050M	PLN	Republic of Poland, 4%, 10/25/2023	3,457,421
		Spain—1.4%
1,280M	EUR	Bonos Y Oblig Del Estado, 5.15%, 10/31/2044	2,023,549
Total Value of Sovereign Bonds (cost $98,293,450)			94,057,035

56

Principal
Amount		Security	Value
		U.S. GOVERNMENT OBLIGATIONS—11.5%
		United States
		U.S. Treasury Notes:
2,455M	USD	0.089%, 4/30/2017 (a)	$ 2,453,488
13,645M	USD	0.099%, 1/31/2017 (a)	13,642,271
Total Value of U.S. Government Obligations (cost $16,102,625)			16,095,759
		CORPORATE BONDS—9.5%
		Luxembourg—5.0%
		European Investment Bank:
5,870M	USD	0.625%, 4/15/2016	5,876,704
1,015M	USD	1.125%, 9/15/2017	1,021,075
			6,897,779
		Australia—1.6%
		Macquarie Group, Ltd.:
1,160M	USD	1.2968%, 1/31/2017 (a)(b)	1,165,625
1,030M	USD	0.9251%, 10/27/2017 (a)(b)	1,025,854
			2,191,479
		France—1.0%
1,400M	USD	Dexia Credit Local SA NY, 0.5335%, 6/5/2018 (a)(b)	1,395,642
		Germany—.9%
1,295M	USD	Deutsche Bank AG London, 0.92435%, 2/13/2017 (a)	1,297,225

57

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2015

Principal
Amount		Security	Value
		South Korea—.7%
1,010M	USD	Export-Import Bank of Korea, 0.9455%, 8/14/2017 (a)(b)	$ 1,008,983
		New Zealand—.3%
470M	USD	ANZ New Zealand International, Ltd. of London, 0.8151%,
		4/27/2017 (a)(b)	470,118
Total Value of Corporate Bonds (cost $26,286,482)			13,261,226
Total Value of Investments (cost $140,682,557)		88.5%	123,414,020
Other Assets, Less Liabilities		11.5	15,988,606
Net Assets		100.0%	$139,402,626

(a)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2015.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

Summary of Abbreviations:
	AUD	Australian Dollar
	BRL	Brazilian Real
	CLP	Colombian Peso
	EUR	Euro
	GBP	British Pound
	HUF	Hungarian Forint
	IDR	Indonesian Rupiah
	INR	Indian Rupee
	JPY	Japanese Yen
	MXN	Mexican Peso
	MYR	Malaysian Ringgit
	NOK	Norwegian Krone
	NZD	New Zealand Dollar
	PLN	Polish Zloty
	SEK	Swedish Krona
	USD	United States Dollar
	ZAR	South African Rand

58

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Sovereign Bonds
Mexico	$—	$19,192,183	$—	$19,192,183
United Kingdom	—	13,483,800	—	13,483,800
Australia	—	11,586,269	—	11,586,269
Italy	—	9,557,749	—	9,557,749
Portugal	—	7,272,284	—	7,272,284
Malaysia	—	5,316,038	—	5,316,038
South Africa	—	5,235,413	—	5,235,413
New Zealand	—	4,920,879	—	4,920,879
Hungary	—	4,328,207	—	4,328,207
Brazil	—	3,891,014	—	3,891,014
Indonesia	—	3,792,229	—	3,792,229
Poland	—	3,457,421	—	3,457,421
Spain	—	2,023,549	—	2,023,549
U.S. Government Obligations
United States	—	16,095,759	—	16,095,759

59

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2015

	Level 1	Level 2	Level 3	Total
Corporate Bonds
Luxembourg	$—	$6,897,779	$—	$6,897,779
Australia	—	2,191,479	—	2,191,479
France	—	1,395,642	—	1,395,642
Germany	—	1,297,225	—	1,297,225
South Korea	—	1,008,983	—	1,008,983
New Zealand	—	470,118	—	470,118
Total Investments in Securities	$—	$123,414,020	$—	$123,414,020
Other Financial Instruments*	$—	$141,325	$—	$141,325

*	Other financial instruments are foreign exchange contracts and are considered derivative instruments, which are valued at the net unrealized appreciation on the instrument.

During the year ended September 30, 2015, there were no transfers between Level 1 investments and
Level 2 investments that had a material impact to the Fund. This does not include transfers between
Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

60	See notes to financial statements

Portfolio Managers’ Letter
FLOATING RATE FUND

Dear Investor:

This is the annual report for the First Investors Floating Rate Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was –0.08% for Class A shares, 0.18% for Advisor Class shares and 0.47% for Institutional Class shares, including dividends of 29.3 cents per share for Class A shares, 31.8 cents per share for Advisor Class shares and 33.6 cents per share for Institutional Class shares.

During the year, the Fund lagged its benchmark both before and after fees as share class returns ranged from modestly positive to slightly negative over the period.

The Market

The U.S. senior loan market came under pressure during the first and last quarters of the fiscal year as the price of commodities plunged, then partially recovered, then fell again. Market participants appeared to set their risk appetite in part by the level of oil prices over the period, investing less in loans and other categories of risk assets when oil prices fell and more when they recovered. This occurred as falling oil prices gave investors pause with regard to not only the health of oil producers themselves, but also on the slowing trajectory of global economic growth.

Thus, in the fourth quarter of 2014, U.S. high yield was negatively impacted by a 50% decline in the price of oil. While the U.S. loan market is not heavily invested in the Energy sector, investor demand for loans can fall on broader concerns about global growth. Unlike many fixed income instruments, loans have floating rate coupons which can re-set higher in a rising rate environment. Slowing global growth can make investors less confident that the U.S. Federal Reserve Open Markets Committee (“FOMC”) would increase interest rates, lowering investor appetite for floating rate paper.

Senior loans were resurgent in the first quarter of 2015 and, to a lesser degree, in the second quarter of 2015, as oil prices rebounded, but pulled back as oil prices dropped again in the third quarter of 2015. This later pullback was further exacerbated by low prices for coal and iron ore as slowing global growth became an increasing headwind for commodity prices.

The September 2015 decision of the FOMC to not raise interest rates further cemented the view that lower global growth might slow down the U.S. economic recovery and further reduced pressure on investors to find floating rate investment opportunities.

61

Portfolio Managers’ Letter (continued)
FLOATING RATE FUND

The Fund

In this challenging environment, the Fund performed largely in two halves, underperforming the benchmark during the first two quarters of the fiscal year and outperforming during the later quarters (before fees and expenses). In the first two quarters, the Fund’s exposure to the Energy sector was higher than that of the market and also more heavily weighted toward credits which could suffer impairment with a long-term decline in the price of oil. This positioning initially cost the portfolio more than the market in the fourth quarter of the review period, as the price of oil fell. We actively engaged in a selling program, reducing the Fund’s exposure in the Energy sector late in the fourth quarter and through the first quarter of 2015. As the price of energy and the fortune of energy companies improved, the benchmark gained more than the Fund, particularly as we had attempted to focus the Fund’s remaining energy exposure on higher-quality, less-leveraged companies and on companies less dependent upon continued drilling to pay their bills. These companies did not pick up as much “market bounce” as the price of oil increased.

During the first quarter of 2015, such risk reduction might have appeared unnecessary given resurgent oil prices. However, we positioned the portfolio with the perspective that volatility in oil, and in commodity sectors more broadly, would actually be likely to continue, particularly as we could not identify sources of growing demand from slowing economies globally and as we could not see significant cuts to oil production and supply. Similarly, we sought to exit positions in iron ore and coal production as global demand softened. These changes were particularly important in helping the portfolio preserve capital better than the benchmark—and notably better than the wider senior loan market which also includes lower-rated loans—in both the second and third quarter of 2015.

Over the fiscal year as whole, the Fund lost the most ground against the benchmark in the Energy sector—largely weighted toward the first half of the fiscal year. The Fund made up some of this ground in the second half of the fiscal year largely through outperformance in the Metals and Mining sector, where we had worked to reposition the Fund, and in Healthcare, a sector to which we made significant commitments. In Metals and Mining in particular, the Fund was underweight to the benchmark in the sector, but strongly outperformed the Index.

Finally, we note the role that a small allocation to high yield bonds has had in the portfolio throughout the fiscal year. As is common in floating rate funds, we have included a small allocation (below 10%) to high yield bonds in the Fund to help enhance trading liquidity. High yield bonds have a similar rating profile as loans, but they may trade with higher yields than loans and may have more ability to experience price increases (and also decreases). Some managers have historically used bonds in an attempt to help increase returns in loan portfolios. In this portfolio, we have instead focused on bonds

62

with “loan-like” characteristics to increase portfolio liquidity without seeking to change the Fund’s fundamental risk profile. This decision was instrumental in helping the Fund perform relatively well in the second half of the year when high yield bonds traded off significantly more than loans.

Outlook

After a challenging year, we find that some parts of the U.S. loan market offer attractive value, but not all loans are created equal. The market is clearly differentiating between loans more than has been the case for several years. Companies that disappoint investor expectations are more likely to be quickly rebuked by a re-pricing process, and even healthy companies in the same industry may trade off significantly in sympathy, heightening volatility overall. Volatility may be challenging to manage, but it also presents an environment in which careful investors who are able to sort out meaningful data from the noise and act on it, can benefit significantly over a long time horizon. Short-term investors attempting to time the market without a view on fundamental, credit-by-credit value are, in our opinion, likely to be disappointed.

In light of weaker economic data, we believe the FOMC will be extremely cautious in its approach to rate hikes. For the market, the actual date of any anticipated “lift off” for interest rate increases may be less important than the pace of any rate hikes during this cycle. The Fed recognizes that it is in a very different environment from past rate hiking cycles. With the absence of inflationary pressure, the Fed has the ability to normalize policy at a deliberate and cautious pace, in our opinion. Such a pace can also limit investor appetite for floating rate paper. Nevertheless, loan yields are compelling and loans continue to offer protection against rising rates when the future remains uncertain. All in all, we believe that active management and prudent risk control can help investors safely and positively navigate what is likely to be a changeable environment. Research and work will be keys to identifying the attractive opportunities that are born from moments of uncertainty.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

63

Fund Expenses (unaudited)
FLOATING RATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.10%
Actual		$1,000.00	$ 999.60	$5.51
Hypothetical**		$1,000.00	$1,019.55	$5.57
Advisor Class Shares	0.90%
Actual		$1,000.00	$1,000.82	$4.51
Hypothetical**		$1,000.00	$1,020.56	$4.56
Institutional Class Shares	0.70%
Actual		$1,000.00	$1,002.79	$3.51
Hypothetical**		$1,000.00	$1,021.56	$3.55

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

64

Cumulative Performance Information (unaudited)
FLOATING RATE FUND

Comparison of change in value of $10,000 investment in the First Investors Floating Rate Fund (Class A shares) and the J.P. Morgan BB/B Leveraged Loan Index.

The graph compares a $10,000 investment in the First Investors Floating Rate Fund (Class A shares) beginning 10/21/13 (commencement of operations) with a theoretical investment in the J.P. Morgan BB/B Leveraged Loan Index (the “Index”). The Index is a subset of the J.P. Morgan Leveraged Loan Index, which is designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The Index includes U.S. dollar-denominated institutional term loans and fully funded delayed draw term loans which have high yield ratings. However, the most aggressively rated loans and non-rated loans are excluded. Loans can be rated as high as Baa1 and as low as BB3 by Moody’s and also as high as BBB+ and as low as B- by Standard & Poor’s. A loan with the highest allowable rating from each agency will only be included if the company’s overall rating is below investment grade. Loans must be issued by companies domiciled in a developed market, and defaulted loans may remain in the Index only if they remain current on loan obligation payments throughout the default

65

Cumulative Performance Information (unaudited) (continued)
FLOATING RATE FUND

process. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been (6.01%) and (2.82%), respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 2.19%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been 0.05% and 0.72%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 2.32%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been 0.27% and 0.63%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 2.45%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from J.P. Morgan and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 10/21/13 (commencement of operations).

*** The S.E.C. 30-Day Yield shown is for September 2015.

66

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2015

Principal
Amount	Security	Value
	LOAN PARTICIPATIONS†—82.9%
	Aerospace/Defense—1.2%
$ 539M	B/E Aerospace, Inc., 4%, 12/16/2021	$ 542,321
876M	TransDigm, Inc., 3.75%, 2/28/2020	865,291
		1,407,612
	Automotive—3.9%
1,037M	CS Intermediate Holdco 2, LLC, 4%, 4/4/2021	1,036,875
1,292M	FCA US, LLC, 3.5%, 5/24/2017	1,286,433
746M	KAR Auction Services, Inc., 3.5%, 3/11/2021	746,565
891M	Key Safety Systems, Inc., 4.75%, 8/29/2021	870,952
675M	TI Group Automotive Systems, LLC, 4.5%, 6/30/2022	666,563
		4,607,388
	Building Materials—1.5%
450M	Builders FirstSource, Inc., 6%, 7/29/2022	448,032
499M	Headwaters Inc., 4.5%, 3/24/2022	500,620
785M	USIC Holdings, Inc., 4%, 7/10/2020	778,813
		1,727,465
	Chemicals—4.0%
997M	A. Schulman, Inc., 4%, 6/1/2022	996,254
306M	Allnex Luxembourg & Cy SCA, Inc., 4.5%, 10/3/2019	306,193
159M	Allnex USA, Inc., 4.5%, 10/3/2019	158,869
752M	Axalta Coating Systems Dutch Holdings BBV, 3.75%, 2/1/2020	745,104
990M	Emerald Performance Materials LLC, 4.5%, 7/30/2021	985,050
673M	Methanol Holdings Trinidad, Inc., 4.25%, 6/30/2022	656,480
500M	Trinseo Materials Operating SCA, 4.25%, 11/5/2021 (a)	498,125
425M	Univar USA, Inc., 4.25%, 7/1/2022	419,688
		4,765,763
	Consumer Non-Durables—1.7%
550M	Jarden Corp., 2.944%, 7/30/2022	551,031
729M	Reynolds Group Holdings, Inc., 4.5%, 12/1/2018	729,922
694M	Spectrum Brands, Inc., 3.75%, 6/23/2022 (a)	699,074
		1,980,027

67

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2015

Principal
Amount	Security	Value
	Energy—1.4%
$ 894M	Granite Acquisition, Inc., 5%, 12/17/2021	$ 876,781
925M	Jonah Energy, LLC, 7.5%, 5/12/2021	749,250
		1,626,031
	Financial Services—4.6%
1,728M	Delos Finance Sarl, 3.5%, 3/6/2021 (a)	1,728,540
982M	HUB International, Ltd., 4%, 10/2/2020	963,017
1,492M	RPI Finance, 3.5%, 11/9/2020	1,494,160
496M	Sedgwick Claims Management Services, Inc., 3.75%, 3/1/2021	489,812
980M	Sheridan Investment Partners II, LP, 4.25%, 12/16/2020	735,000
		5,410,529
	Food/Beverage/Tobacco—1.9%
941M	JBS USA, LLC, 3.75%, 5/25/2018	938,266
738M	Pinnacle Foods Finance, LLC, 3%, 4/29/2020	736,948
583M	Post Holdings, Inc., 3.75%, 6/2/2021 (a)	584,776
		2,259,990
	Food/Drug—1.6%
1,250M	Rite Aid Corp., 4.875%, 6/21/2021	1,253,125
663M	Supervalu, Inc., 4.5%, 3/21/2019	665,671
		1,918,796
	Forest Products/Container—3.2%
790M	Ardagh Holdings USA, Inc., 4%, 12/17/2019	790,722
	Berry Plastics Group, Inc.:
744M	3.5%, 2/8/2020	738,315
750M	3.5%, 9/16/2022 (a)	751,875
500M	BWAY Holding Co., 5.5%, 8/14/2020 (a)	498,125
715M	Exopack Holdings SA, 4.5%, 5/8/2019	714,351
249M	Owens-Brockway Glass Container, Inc., 3.5%, 9/1/2022	251,089
		3,744,477
	Gaming/Leisure—6.9%
765M	24 Hour Fitness Worldwide, Inc., 4.75%, 5/28/2021	738,526
887M	AMC Entertainment, Inc., 3.5%, 4/30/2020	886,425
950M	ClubCorp Club Operations, Inc., 4.25%, 7/24/2020	948,219
1,045M	Hilton Worldwide Finance, LLC, 3.5%, 10/26/2020 (a)	1,045,212
1,081M	La Quinta Intermediate Holdings, LLC, 3.75%, 4/14/2021	1,071,114
986M	Live Nation Entertainment, Inc., 3.5%, 8/17/2020	982,504

68

Principal
Amount	Security	Value
	Gaming/Leisure (continued)
$ 197M	Pinnacle Entertainment, Inc., 3.75%, 8/13/2020	$ 197,673
893M	Scientific Games International, Inc., 6%, 10/1/2021	883,424
479M	SeaWorld Parks & Entertainment, Inc., 3%, 5/14/2020	457,597
883M	Seminole Hard Rock Entertainment, Inc., 3.5%, 5/14/2020	873,315
		8,084,009
	Health Care—8.8%
273M	Acadia Healthcare Co., Inc., 4.25%, 2/11/2022	274,302
985M	Accellent, Inc, 4.5%, 3/12/2021	984,384
	Community Health Systems, Inc.:
229M	3.75%, 12/31/2019 Term “G”	229,470
772M	4%, 1/27/2021 Term “H”	774,223
1,150M	ConvaTec, Inc., 4.25%, 6/15/2020 (a)	1,149,812
574M	DaVita HealthCare Partners, Inc., 3.5%, 6/24/2021	574,477
540M	Grifols Worldwide Operations USA, Inc., 3.1936%, 2/27/2021	541,521
574M	Kindred Healthcare, Inc., 4.25%, 4/9/2021	572,831
574M	Mallinckrodt International Finance S. A., 3.5%, 3/19/2021	566,741
277M	Medpace Holdings, Inc., 4.75%, 4/1/2021	276,590
540M	MPH Acquisition Holdings, LLC, 3.75%, 3/31/2021	533,929
900M	NBTY, Inc., 3.5%, 10/1/2017	897,000
424M	Onex Carestream Health, Inc., 5%, 6/7/2019	407,774
554M	Select Medical Corp., 3.75%, 6/1/2018	553,744
500M	Sterigenics-Nordion Holdings, LLC, 4.25%, 5/16/2022	497,500
	Valeant Pharmaceuticals International, Inc.:
1,276M	3.75%, 12/11/2019	1,251,995
279M	4%, 4/1/2022	275,872
		10,362,165
	Information Technology—5.6%
2,217M	Activision Blizzard, Inc., 3.25%, 10/3/2020	2,222,996
573M	Applied Systems, Inc., 4.25%, 1/25/2021	572,194
331M	ARRIS Enterprises, Inc., 3.25%, 4/17/2020	331,308
687M	Avago Technologies Cayman, Ltd., 3.75%, 5/6/2021	687,458
343M	DealerTrack Technologies, Inc., 3.5%, 2/28/2021	342,589
	Dell International, LLC:
750M	3.75%, 10/29/2018	749,721
291M	4%, 4/29/2020	290,655
498M	Kronos, Inc., 4.5%, 10/30/2019	498,321
870M	Zebra Technologies Corp., 4.75%, 10/27/2021	876,869
		6,572,111

69

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2015

Principal
Amount	Security	Value
	Manufacturing—5.9%
$ 884M	Brand Energy & Infrastructure Services, Inc., 4.75%, 11/26/2020	$ 811,853
496M	Custom Sensors & Technologies, Inc., 4.5%, 9/30/2021	495,000
737M	Filtration Group Corp., 4.25%, 11/20/2020	737,796
437M	Gardner Denver, Inc., 4.25%, 7/30/2020	412,652
984M	Husky Injection Molding System, 4.25%, 6/30/2021	973,347
1,029M	Mirror BidCo Corp., 4.25%, 12/28/2019	1,027,930
947M	Onex Wizard Acquisition Co. I Sarl, 4.25%, 3/11/2022 (a)	944,756
744M	Rexnord, LLC, 4%, 8/21/2020	741,136
770M	U.S. Farathane, LLC, 6.75%, 12/23/2021	773,850
		6,918,320
	Media-Cable TV—5.4%
1,372M	CCO Safari III, LLC, 3.5%, 1/24/2023	1,364,419
1,408M	Cequel Communications, LLC, 3.5%, 2/14/2019	1,402,039
1,025M	CSC Holdings, LLC, 5%, 9/23/2022 (a)	1,020,196
890M	Gray Television, Inc., 3.75%, 6/13/2021	890,630
1,017M	Numericable US, LLC, 4.5%, 5/21/2020	1,011,379
624M	Raycom TV Broadcasting, LLC, 3.75%, 8/4/2021	620,582
		6,309,245
	Media-Diversified—2.0%
1,200M	Media General, Inc., 4%, 7/31/2020	1,193,366
613M	Tribune Media Co., 3.75%, 12/28/2020	611,564
575M	Virgin Media Investment Holdings, Ltd., 3.5%, 6/30/2023	569,969
		2,374,899
	Metals/Mining—3.0%
588M	FMG Resources (August 2006) Property, Ltd., 3.75%, 6/30/2019	479,709
715M	McJunkin Red Man Corp., 4.75%, 11/8/2019	699,338
449M	Novelis, Inc., 4%, 6/2/2022	445,181
1,898M	TMS International Corp., 4.5%, 10/16/2020	1,894,606
		3,518,834
	Real Estate Investment Trusts—.8%
990M	Realogy Group, LLC, 3.75%, 3/5/2020	990,234
	Retail-General Merchandise—8.3%
1,180M	Dollar Tree, Inc., 3.5%, 7/6/2022	1,183,004
523M	General Nutrition Centers, Inc., 3.25%, 3/4/2019	520,167
995M	Hanesbrands, Inc., 3.25%, 4/29/2022	1,001,219
989M	Hertz Corp., 3.75%, 3/11/2018	988,273

70

Principal
Amount	Security	Value
	Retail-General Merchandise (continued)
$ 699M	Landry’s, Inc., 4%, 4/24/2018	$ 700,399
484M	Libbey Glass, Inc., 3.75%, 4/9/2021	481,456
990M	Michaels Stores, Inc., 4%, 1/28/2020	991,852
884M	Neiman Marcus, Inc., 4.25%, 10/25/2020	869,030
1,150M	Party City Holdings, Inc., 4.25%, 8/19/2022 (a)	1,150,239
998M	PetSmart, Inc., 4.25%, 3/11/2022	997,749
842M	Restaurant Brands, Inc., 3.75%, 12/10/2021	840,147
		9,723,535
	Services—3.2%
748M	AECOM, 3.75%, 10/15/2021	751,099
830M	Allied Security Holdings, LLC, 4.25%, 2/12/2021	824,761
975M	Brickman Group, Ltd., LLC, 4%, 12/18/2020	964,662
706M	Doosan Infrascore International, Inc., 4.5%, 5/28/2021	709,005
472M	Monitronics International, Inc., 4.25%, 3/23/2018	470,935
		3,720,462
	Telecommunications—2.1%
1,150M	CommScope, Inc., 3.75%, 12/29/2022	1,150,719
	Level 3 Financing, Inc.:
285M	3.5%, 5/31/2022	283,397
1,000M	4%, 8/1/2019	1,000,000
		2,434,116
	Utilities—2.3%
723M	Calpine Corp., 3.5%, 5/27/2022	715,353
990M	Dynegy, Inc., 4%, 4/23/2020	990,028
1,000M	HD Supply, Inc., 3.75%, 8/13/2021	996,250
		2,701,631
	Waste Management—.6%
782M	ADS Waste Holdings, Inc., 3.75%, 10/9/2019	773,213
	Wireless Communications—3.0%
1,095M	GCI Holdings, Inc., 4%, 2/2/2022	1,101,967
1,350M	Intelsat Jackson Holdings, Ltd., 3.75%, 6/30/2019	1,319,062
1,188M	Telesat Canada, 3.5%, 3/28/2019	1,180,276
		3,601,305
Total Value of Loan Participations (cost $98,226,150)		97,532,157

71

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2015

Principal
Amount	Security	Value
	CORPORATE BONDS—9.8%
	Automotive—1.0%
$ 610M	American Axle & Manufacturing, Inc., 7.75%, 11/15/2019	$ 674,050
500M	Chrysler Group, LLC, 8.25%, 6/15/2021	531,850
		1,205,900
	Building Materials—.5%
550M	Building Materials Corp., 6.75%, 5/1/2021 (b)	587,813
	Consumer Non-Durables—.8%
500M	Hanesbrands, Inc., 6.375%, 12/15/2020	519,375
400M	Reynolds Group Issuer, Inc., 7.125%, 4/15/2019	407,250
		926,625
	Energy—.1%
450M	Linn Energy, LLC, 8.625%, 4/15/2020	123,750
	Financials—.5%
626M	Consolidated Energy Finance SA, 6.75%, 10/15/2019 (b)	594,700
	Forest Products/Container—.4%
500M	CROWN Americas, LLC, 6.25%, 2/1/2021	520,625
	Gaming/Leisure—.1%
125M	National CineMedia, LLC, 7.875%, 7/15/2021	129,375
	Health Care—.5%
75M	Community Health Systems, Inc., 8%, 11/15/2019	78,234
500M	Endo Finance, LLC, 7.75%, 1/15/2022 (b)	529,375
		607,609
	Media-Broadcasting—.4%
550M	Sinclair Television Group, Inc., 6.375%, 11/1/2021	555,500
	Media-Cable TV—1.0%
550M	Cablevision Systems Corp., 8.625%, 9/15/2017	574,750
550M	CCO Holdings, LLC, 6.5%, 4/30/2021	553,781
		1,128,531

72

Principal
Amount	Security	Value
	Metals/Mining—1.8%
$ 750M	Kaiser Aluminum Corp., 8.25%, 6/1/2020	$ 798,750
750M	Novelis, Inc., 8.375%, 12/15/2017	728,438
550M	Steel Dynamics, Inc., 6.125%, 8/15/2019	565,125
		2,092,313
	Retail-General Merchandise—.3%
300M	Sally Holdings, LLC, 6.875%, 11/15/2019	312,750
	Services—.3%
325M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (b)	341,250
	Telecommunications—.6%
250M	Frontier Communications Corp., 8.875%, 9/15/2020 (b)	245,625
225M	Wind Acquisition Finance SA, 4.75%, 7/15/2020 (b)	223,313
300M	Windstream Services, LLC, 7.75%, 10/15/2020	256,125
		725,063
	Utilities—.3%
305M	Calpine Corp., 6%, 1/15/2022 (b)	317,581
	Wireless Communications—1.2%
850M	MetroPCS Wireless, Inc., 6.625%, 11/15/2020	865,937
518M	UPCB Finance V, Ltd., 7.25%, 11/15/2021 (b)	549,844
		1,415,781
Total Value of Corporate Bonds (cost $12,362,187)		11,585,166
	VARIABLE AND FLOATING RATE NOTES—1.0%
	Energy—.3%
500M	Chesapeake Energy Corp., 3.5388%, 4/15/2019 †	356,250
	Utilities—.7%
855M	AES Corp., 3.3244%, 6/1/2019 †	814,387
Total Value of Variable and Floating Rate Notes (cost $1,171,073)		1,170,637
Total Value of Investments (cost $111,759,410)	93.7%	110,287,960
Other Assets, Less Liabilities	6.3	7,393,080
Net Assets	100.0%	$117,681,040

73

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2015

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2015.
(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Loan Participations	$—	$97,532,157	$—	$97,532,157
Corporate Bonds	—	11,585,166	—	11,585,166
Variable & Floating Rate Notes	—	1,170,637	—	1,170,637
Total Investments in Securities*	$—	$110,287,960	$—	$110,287,960

*	The Portfolio of Investments provides information on the industry categorization of loan participations and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

74	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was –2.85% for Class A shares, –3.65% for Class B shares, –2.47% for Advisor Class shares and –2.28% for Institutional shares, including dividends of 13.0 cents per share for Class A shares, 10.9 cents per share for Class B shares, 14.0 cents per share for Advisor Class shares and 14.5 cents per share for Institutional Class shares.

The Fund outperformed the benchmark (Bank of America Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index) before the deduction of fees and expenses. Active management worked in the Fund’s favor in a challenging period for the high yield market.

The Market

High yield markets came under pressure during the first and last quarters of the fiscal year as the price of commodities plunged, then partially recovered, then fell again. Market participants appeared to set their risk appetite in part by the level of oil prices over the period, buying less high yield when oil prices fell and more when they recovered. This occurred as falling oil prices gave investors pause with regard to not only the health of oil producers themselves, but also on the slowing trajectory of global economic growth.

Thus, in the fourth quarter of 2014, U.S. high yield was negatively impacted by a 50% decline in the price of oil as energy companies comprised a substantial 14% of the U.S. high yield market (as defined by the Fund’s benchmark) at that time. U.S. high yield was resurgent in the first quarter of 2015 and, to a lesser degree, the second quarter of 2015, as oil prices rebounded, but pulled back as oil prices dropped again in the third quarter of 2015. This latter pullback was further exacerbated by low prices for coal and iron ore, as slowing global growth became an increasing headwind for commodity prices and for high yield commodity producers.

One other event caused the high yield market to pull back near the end of the third quarter of the review period. The September 2015 decision of the U.S. Federal Reserve Open Markets Committee (“FOMC”) to maintain an accommodative posture with regard to the federal funds rate further cemented the view that lower global growth might slow down the U.S. economic recovery. The release of this decision resulted in the high yield market declining over the last two weeks of September, rounding out a weak four-month period of returns.

The Fund

In this challenging environment, the Fund performed relatively well, outperforming the Bank of America Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (before fees and expenses) in the three later quarters of the review period and

75

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

underperforming only in the fourth quarter of 2014. During this quarter, the Fund’s exposure to the Energy sector was higher than that of the market and also more heavily weighted toward credits which could suffer impairment with a long-term decline in the price of oil. This positioning initially cost the portfolio performance relative to the market. However, as we entered 2015, we reduced and repositioned the Fund’s energy exposure into higher-quality, less-leveraged companies and into companies less dependent upon continued exploration and production activity in order to make good on their commitments.

During the first quarter of 2015, such risk reduction might have appeared unnecessary given resurgent oil prices. However, we positioned the portfolio with the perspective that volatility in oil, and in commodity sectors more broadly, would actually be likely to continue through 2015, particularly as we could not foresee significant supply production cuts through at least mid-2015. In addition, we could not identify sources of demand growth from slowing economies globally, thereby solidifying our view of a sustained excess supply situation. Similarly, we sought to exit positions in iron ore and coal production as global demand softened. These changes were particularly important in helping the Fund outperform the Bank of America Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index before the deduction of fees and expenses—and notably better than the wide high yield market which also includes lower-rated CCC credits—in both the second and third quarters of 2015.

Over the year as a whole, the Fund lost the most ground against the benchmark in the Energy sector—largely weighted toward the first half of the year—and in the Banking sector where the Fund is traditionally underweight. The Fund performed better than the market with strong credit selection most notably in Services, Containers, Broadcasting, Healthcare, Aerospace, Cable/Satellite TV, Chemicals, and Metals and Mining. Notably, the Fund did not suffer any bond defaults over the course of the year.

We have been cognizant throughout the year not only of credit risk, but also of duration risk which measures the likely impact on bond prices of an interest rate increase. Typically, bond prices fall when interest rates rise, assuming no change in underlying credit risk. Although the FOMC did not raise rates in September, we have generally preferred not to extend the portfolio’s duration risk since we believe that the best value is found in intermediate maturities. Thus, over the year, we were rewarded both for an overweight allocation to credits with more moderate sensitivity to interest rate risk (three-to-five years in duration) and an underweight in credits with greater sensitivity (five-to-seven years in duration).

76

Outlook

After a challenging year, we find that some parts of the U.S. high yield market offer more yield and more attractive total return potential than we have seen in some time, but not all bonds are created equal. Today the market is differentiating between bonds more clearly than has been the case for several years. Companies that disappoint investor expectations are more likely to be quickly rebuked by a re-pricing process, and even healthy companies in the same industry may trade lower in sympathy, heightening market volatility overall. Volatility can be challenging to manage, but it also presents opportunities for careful investors who are able to sort out meaningful data from the noise. These types of environments may benefit investors who have the ability to take a longer time horizon with regard to their investment strategies. Short-term investors attempting to time the market without a view on fundamental, credit-by-credit value are, in our opinion, likely to be disappointed as trades are executed at inopportune times.

In light of weaker economic data, we believe the Federal Reserve (“the Fed”) will be extremely cautious in its approach to rate hikes. For the market, the actual date of any anticipated “lift off” for interest rate increases may be less important than the pace of any rate hikes during this cycle. The Fed recognizes that it is in a very different environment from past rate hiking cycles. With the absence of inflationary pressure, the Fed has the ability to normalize policy at a deliberate and cautious pace, in our opinion. Such a pace can also provide the high yield market with the time necessary to adjust to rate increases and absorb them given the market’s high coupon, rather than through price declines. All in all, we believe that active management and prudent risk control can help investors safely and positively navigate what is likely to be a changeable environment. Research and work will be the keys to identifying attractive opportunities that result from moments of uncertainty.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

77

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.20%
Actual		$1,000.00	$ 961.81	$ 5.90
Hypothetical**		$1,000.00	$1,019.05	$ 6.07
Class B Shares	2.00%
Actual		$1,000.00	$ 961.49	$ 9.83
Hypothetical**		$1,000.00	$1,015.04	$10.10
Advisor Class Shares	0.90%
Actual		$1,000.00	$ 963.90	$ 4.43
Hypothetical**		$1,000.00	$1,020.56	$ 4.56
Institutional Class Shares	0.78%
Actual		$1,000.00	$ 964.94	$ 3.84
Hypothetical**		$1,000.00	$1,021.16	$ 3.95

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total value of investments.

78

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares), the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/05 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and

79

Cumulative Performance Information (unaudited) (continued)
FUND FOR INCOME

distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (8.52%), 3.91% and 3.75%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 5.44%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (7.36%), 4.08% and 3.78%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 4.94%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been (2.49%) and 1.05%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 6.07%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been (2.30%) and 1.49%, respectively, and the S.E.C. 30-Day Yield for September 2015 would have been 6.22%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures are from Bank of America Merrill Lynch and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-Day Yield shown is for September 2015.

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 2.20%.

80

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2015

Principal
Amount	Security	Value
	CORPORATE BONDS—89.1%
	Aerospace/Defense—.8%
	Meccanica Holdings USA, Inc.:
$3,725M	6.25%, 7/15/2019 (a)	$ 3,995,137
900M	7.375%, 7/15/2039 (a)	956,250
		4,951,387
	Automotive—3.9%
	American Axle & Manufacturing, Inc.:
3,400M	6.25%, 3/15/2021	3,404,250
1,175M	6.625%, 10/15/2022	1,186,750
1,275M	Asbury Automotive Group, Inc., 6%, 12/15/2024	1,326,000
800M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023	804,000
1,650M	Dana Holding Corp., 6%, 9/15/2023	1,670,625
	Fiat Chrysler Automobiles NV:
925M	4.5%, 4/15/2020	883,375
875M	5.25%, 4/15/2023	820,312
	General Motors Co.:
1,725M	4.875%, 10/2/2023	1,758,098
1,425M	6.25%, 10/2/2043	1,520,897
3,300M	Gestamp Funding Luxembourg SA, 5.625%, 5/31/2020 (a)	3,316,500
2,375M	Group 1 Automotive, Inc., 5%, 6/1/2022	2,351,250
3,050M	Omega U.S. Sub, LLC, 8.75%, 7/15/2023 (a)	2,706,875
500M	Oshkosh Corp., 5.375%, 3/1/2022	510,000
2,050M	Schaeffler Finance BV, 4.75%, 5/15/2021 (a)	2,029,500
	ZF North America Capital, Inc.:
550M	4%, 4/29/2020 (a)	524,906
1,225M	4.5%, 4/29/2022 (a)	1,162,219
		25,975,557
	Building Materials—2.3%
	Building Materials Corp.:
5,650M	6.75%, 5/1/2021 (a)	6,038,437
2,750M	5.375%, 11/15/2024 (a)	2,729,375
1,175M	6%, 10/15/2025 (a)(b)	1,192,625
	Cemex SAB de CV:
1,350M	9.5%, 6/15/2018 (a)	1,460,970
1,825M	5.7%, 1/11/2025 (a)	1,637,937
2,575M	Griffon Corp., 5.25%, 3/1/2022	2,459,125
		15,518,469

81

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2015

Principal
Amount	Security	Value
	Chemicals—1.7%
	Blue Cube Spinco, Inc.:
$ 850M	9.75%, 10/15/2023 (a)(b)	$ 888,250
975M	10%, 10/15/2025 (a)(b)	1,017,656
1,675M	PolyOne Corp., 5.25%, 3/15/2023	1,592,088
900M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	679,500
3,375M	TPC Group, Inc., 8.75%, 12/15/2020 (a)	2,902,500
2,475M	Univar USA, Inc., 6.75%, 7/15/2023 (a)	2,301,750
	W.R. Grace & Co.:
1,250M	5.125%, 10/1/2021 (a)	1,237,500
525M	5.625%, 10/1/2024 (a)	516,469
		11,135,713
	Consumer Non-Durables—2.5%
2,925M	Levi Strauss & Co., 6.875%, 5/1/2022	3,151,688
	Reynolds Group Issuer, Inc.:
400M	7.125%, 4/15/2019	407,250
6,550M	5.75%, 10/15/2020	6,631,875
	Spectrum Brands Escrow Corp.:
1,375M	6.375%, 11/15/2020	1,457,500
1,480M	6.625%, 11/15/2022	1,572,500
3,200M	Wolverine World Wide, Inc., 6.125%, 10/15/2020	3,340,000
		16,560,813
	Energy—9.3%
	AmeriGas Finance, LLC:
500M	6.75%, 5/20/2020	508,750
1,250M	7%, 5/20/2022	1,287,500
	Antero Resources Finance Corp.:
675M	6%, 12/1/2020	627,750
950M	5.375%, 11/1/2021	840,750
	Berry Petroleum Co.:
675M	6.75%, 11/1/2020	239,625
2,275M	6.375%, 9/15/2022	692,464
1,200M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	1,146,000
	California Resources Corp.:
975M	5%, 1/15/2020	631,917
950M	5.5%, 9/15/2021	584,250
1,775M	6%, 11/15/2024	1,063,891

82

Principal
Amount	Security	Value
	Energy (continued)
	Calumet Specialty Products Partners, LP:
$1,625M	6.5%, 4/15/2021	$ 1,470,625
525M	7.625%, 1/15/2022	490,875
2,275M	7.75%, 4/15/2023 (a)	2,100,098
	Chesapeake Energy Corp.:
1,150M	7.25%, 12/15/2018	957,375
950M	6.625%, 8/15/2020	710,714
2,000M	6.875%, 11/15/2020	1,480,000
1,375M	5.75%, 3/15/2023	903,632
	CONSOL Energy, Inc.:
1,852M	8.25%, 4/1/2020	1,685,783
1,300M	5.875%, 4/15/2022	880,750
950M	Crestwood Midstream Partners, LP, 6.25%, 4/1/2023 (a)	812,250
	Denbury Resources, Inc.:
1,075M	6.375%, 8/15/2021	682,625
1,900M	5.5%, 5/1/2022	1,140,000
1,800M	Eclipse Resources Corp., 8.875%, 7/15/2023 (a)	1,458,000
1,350M	Exterran Partners, LP, 6%, 10/1/2022	1,137,375
1,275M	Ferrellgas, LP, 6.75%, 6/15/2023 (a)	1,166,625
1,850M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021	1,563,250
	Genesis Energy, LP:
1,400M	6.75%, 8/1/2022	1,320,900
1,050M	6%, 5/15/2023	929,250
2,125M	Gibson Energy, Inc., 6.75%, 7/15/2021 (a)	2,053,281
1,625M	Hilcorp Energy I, 5.75%, 10/1/2025 (a)	1,438,125
1,900M	Laredo Petroleum, Inc., 5.625%, 1/15/2022	1,710,000
	Legacy Reserves, LP:
3,175M	8%, 12/1/2020	2,301,875
2,750M	6.625%, 12/1/2021	1,883,750
	Linn Energy, LLC:
625M	6.5%, 5/15/2019	175,000
1,850M	6.25%, 11/1/2019	481,000
1,500M	MarkWest Energy Partners, LP, 4.875%, 12/1/2024	1,380,000
1,400M	Matador Resources Co., 6.875%, 4/15/2023 (a)	1,351,000
3,025M	Memorial Production Partners, LP, 7.625%, 5/1/2021	2,057,000
	NuStar Logistics, LP:
325M	4.8%, 9/1/2020	312,000
1,375M	6.75%, 2/1/2021	1,364,250
1,075M	Rain CII Carbon, LLC, 8.25%, 1/15/2021 (a)	870,750
2,250M	Rex Energy Corp., 6.25%, 8/1/2022	911,250
750M	Rice Energy, Inc., 7.25%, 5/1/2023 (a)	706,875

83

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2015

Principal
Amount	Security	Value
	Energy (continued)
	Sabine Pass Liquefaction, LLC:
$3,425M	6.25%, 3/15/2022	$ 3,202,375
1,375M	5.625%, 4/15/2023	1,227,188
2,450M	5.75%, 5/15/2024	2,192,750
1,725M	5.625%, 3/1/2025 (a)	1,526,625
	SM Energy Co.:
1,175M	6.5%, 11/15/2021	1,122,125
850M	5.625%, 6/1/2025	733,125
433M	Suburban Propane Partners, LP, 7.375%, 8/1/2021	453,568
675M	Tesoro Logistics, LP, 6.25%, 10/15/2022 (a)	661,500
900M	Ultra Petroleum Corp., 5.75%, 12/15/2018 (a)	652,500
2,875M	Unit Corp., 6.625%, 5/15/2021	2,371,875
		61,652,811
	Financials—4.9%
	Ally Financial, Inc.:
3,650M	6.25%, 12/1/2017	3,841,625
1,350M	4.75%, 9/10/2018	1,378,687
3,025M	8%, 12/31/2018	3,342,625
1,375M	8%, 11/1/2031	1,598,011
1,200M	Argos Merger Sub, Inc., 7.125%, 3/15/2023 (a)	1,216,500
4,266M	Consolidated Energy Finance SA, 6.75%, 10/15/2019 (a)	4,052,700
	General Motors Financial Co., Inc.:
575M	3.25%, 5/15/2018	582,039
1,125M	4.375%, 9/25/2021	1,150,105
800M	4.25%, 5/15/2023	784,931
	International Lease Finance Corp.:
2,900M	8.75%, 3/15/2017	3,124,750
7,400M	8.25%, 12/15/2020	8,676,500
975M	Nielsen Co., (Luxembourg) Sarl, 5.5%, 10/1/2021 (a)	973,781
1,650M	Quicken Loans, Inc., 5.75%, 5/1/2025 (a)	1,555,125
		32,277,379
	Food/Beverage/Tobacco—2.3%
1,500M	Barry Callebaut Services SA, 5.5%, 6/15/2023 (a)	1,591,863
	Constellation Brands, Inc.:
525M	4.25%, 5/1/2023	524,344
900M	4.75%, 11/15/2024	911,250
900M	Dean Foods Co., 6.5%, 3/15/2023 (a)	915,750

84

Principal
Amount	Security	Value
	Food/Beverage/Tobacco (continued)
	JBS Investments GmbH:
$1,000M	7.75%, 10/28/2020 (a)	$ 1,030,000
1,575M	7.25%, 4/3/2024 (a)	1,519,875
	JBS USA, LLC:
1,150M	7.25%, 6/1/2021 (a)	1,198,875
1,100M	5.875%, 7/15/2024 (a)	1,034,000
1,525M	5.75%, 6/15/2025 (a)	1,410,625
725M	Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (a)	714,125
1,075M	Post Holdings, Inc., 7.75%, 3/15/2024 (a)	1,104,563
400M	Smithfield Foods, Inc., 6.625%, 8/15/2022	423,000
2,587M	Sun Merger Sub, Inc., 5.875%, 8/1/2021 (a)	2,658,143
		15,036,413
	Food/Drug—.3%
1,675M	Rite Aid Corp., 6.125%, 4/1/2023 (a)	1,668,719
	Forest Products/Containers—4.3%
2,175M	Ardagh Packaging Finance, PLC, 6%, 6/30/2021 (a)	2,088,000
1,775M	Ball Corp., 5.25%, 7/1/2025	1,756,132
3,650M	Berry Plastics Corp., 5.125%, 7/15/2023	3,449,250
	CROWN Americas, LLC:
650M	6.25%, 2/1/2021	676,812
1,400M	4.5%, 1/15/2023	1,379,000
1,100M	Graphic Packaging International, Inc., 4.875%, 11/15/2022	1,100,000
2,675M	Greif, Inc., 7.75%, 8/1/2019	2,955,875
	Mercer International, Inc.:
300M	7%, 12/1/2019	304,500
1,400M	7.75%, 12/1/2022	1,421,000
	Owens-Brockway Glass Container, Inc.:
450M	5%, 1/15/2022 (a)	429,188
625M	5.875%, 8/15/2023 (a)	630,078
1,875M	5.375%, 1/15/2025 (a)	1,807,031
450M	6.375%, 8/15/2025 (a)	455,344
1,900M	Resolute Forest Products, Inc., 5.875%, 5/15/2023	1,425,000
	Sealed Air Corp.:
2,300M	6.5%, 12/1/2020 (a)	2,530,000
875M	4.875%, 12/1/2022 (a)	868,438
2,025M	5.25%, 4/1/2023 (a)	2,040,188
3,425M	Silgan Holdings, Inc., 5%, 4/1/2020	3,467,813
		28,783,649

85

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2015

Principal
Amount	Security	Value
	Gaming/Leisure—3.6%
$2,800M	24 Hour Holdings III, LLC, 8%, 6/1/2022 (a)	$ 2,170,000
1,625M	AMC Entertainment, Inc., 5.75%, 6/15/2025	1,584,375
1,500M	GLP Capital, LP, 4.875%, 11/1/2020	1,526,250
1,350M	Hilton Worldwide Finance, LLC, 5.625%, 10/15/2021	1,400,625
	International Game Technology, PLC:
900M	5.625%, 2/15/2020 (a)	877,500
900M	6.25%, 2/15/2022 (a)	841,500
1,350M	6.5%, 2/15/2025 (a)	1,221,750
2,050M	National CineMedia, LLC, 7.875%, 7/15/2021	2,121,750
1,900M	NCL Corp., Ltd., 5.25%, 11/15/2019 (a)	1,946,322
1,700M	Regal Entertainment Group, 5.75%, 3/15/2022	1,676,625
1,650M	Royal Caribbean Cruises, Ltd., 5.25%, 11/15/2022	1,732,500
2,400M	Scientific Games International, Inc., 6.625%, 5/15/2021	1,740,000
4,125M	Six Flags Entertainment Corp., 5.25%, 1/15/2021 (a)	4,145,625
1,000M	Viking Cruises, Ltd., 6.25%, 5/15/2025 (a)	982,500
		23,967,322
	Health Care—10.6%
	Community Health Systems, Inc.:
1,275M	5.125%, 8/15/2018	1,306,875
3,050M	8%, 11/15/2019	3,181,531
4,325M	7.125%, 7/15/2020	4,508,812
	DaVita HealthCare Partners, Inc.:
1,775M	5.125%, 7/15/2024	1,746,378
775M	5%, 5/1/2025	745,937
	Endo Finance, LLC:
2,175M	5.75%, 1/15/2022 (a)	2,158,687
5,825M	7.75%, 1/15/2022 (a)	6,167,219
1,575M	6%, 7/15/2023 (a)	1,559,250
375M	6%, 2/1/2025 (a)	366,094
	Fresenius Medical Care U.S. Finance II, Inc.:
1,150M	5.625%, 7/31/2019 (a)	1,231,937
575M	4.125%, 10/15/2020 (a)	576,437
675M	4.75%, 10/15/2024 (a)	669,937
	HCA, Inc.:
2,075M	8%, 10/1/2018	2,349,730
4,075M	6.5%, 2/15/2020	4,451,937
1,875M	6.25%, 2/15/2021	2,001,563
375M	5.375%, 2/1/2025	372,187

86

Principal
Amount	Security	Value
	Health Care (continued)
	HealthSouth Corp.:
$ 767M	7.75%, 9/15/2022	$ 800,556
1,150M	5.125%, 3/15/2023	1,111,188
675M	5.75%, 11/1/2024	668,250
650M	5.75%, 11/1/2024 (a)	643,500
1,075M	5.75%, 9/15/2025 (a)	1,045,438
2,900M	IMS Health, Inc., 6%, 11/1/2020 (a)	2,979,750
1,150M	Jaguar Holding Co., II, 6.375%, 8/1/2023 (a)	1,121,250
2,200M	Kindred Escrow Corp., II, 8.75%, 1/15/2023 (a)	2,392,500
	Mallinckrodt Finance SB:
775M	4.875%, 4/15/2020 (a)	743,031
1,525M	5.75%, 8/1/2022 (a)	1,477,344
550M	5.5%, 4/15/2025 (a)	492,250
800M	NBTY, Inc., 9%, 10/1/2018	820,000
	Tenet Healthcare Corp.:
3,450M	6.75%, 2/1/2020	3,497,438
2,275M	6%, 10/1/2020	2,405,813
775M	6.75%, 6/15/2023	773,063
800M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	754,000
	Valeant Pharmaceuticals International, Inc.:
2,025M	6.75%, 8/15/2018 (a)	2,064,234
5,200M	6.375%, 10/15/2020 (a)	5,183,750
1,100M	5.625%, 12/1/2021 (a)	1,047,750
700M	5.5%, 3/1/2023 (a)	666,750
1,325M	5.875%, 5/15/2023 (a)	1,269,516
350M	6.125%, 4/15/2025 (a)	334,250
4,225M	WellCare Health Plans, Inc., 5.75%, 11/15/2020	4,409,844
		70,095,976
	Information Technology—3.4%
1,075M	Activision Blizzard, Inc., 5.625%, 9/15/2021 (a)	1,134,125
725M	Anixter, Inc., 5.125%, 10/1/2021	722,281
	Audatex North America, Inc.:
4,125M	6%, 6/15/2021 (a)	4,148,677
4,175M	6.125%, 11/1/2023 (a)	4,211,531
2,492M	Belden, Inc., 5.5%, 9/1/2022 (a)	2,423,470
2,200M	CommScope Technologies Finance, LLC, 6%, 6/15/2025 (a)	2,116,136
625M	Denali Borrower, LLC, 5.625%, 10/15/2020 (a)	651,250
2,425M	IAC/InterActiveCorp, 4.875%, 11/30/2018	2,500,781

87

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2015

Principal
Amount	Security	Value
	Information Technology (continued)
	Micron Technology, Inc.:
$ 350M	5.875%, 2/15/2022	$ 346,500
1,750M	5.5%, 2/1/2025	1,610,000
950M	MSCI, Inc., 5.75%, 8/15/2025 (a)	959,500
1,300M	Open Text Corp., 5.625%, 1/15/2023 (a)	1,292,688
825M	Sensata Technologies BV, 5%, 10/1/2025 (a)	776,531
		22,893,470
	Manufacturing—2.8%
2,300M	Amkor Technology, Inc., 6.375%, 10/1/2022	2,134,688
2,775M	Brand Energy & Infrastructure Services, Inc., 8.5%, 12/1/2021 (a)	2,490,562
3,850M	Case New Holland, Inc., 7.875%, 12/1/2017	4,081,000
2,450M	Dematic SA, 7.75%, 12/15/2020 (a)	2,486,750
	EDP Finance BV:
1,650M	6%, 2/2/2018 (a)	1,756,227
200M	5.25%, 1/14/2021 (a)	211,566
1,550M	EnPro Industries, Inc., 5.875%, 9/15/2022	1,569,375
2,725M	H&E Equipment Services, Inc., 7%, 9/1/2022	2,656,875
550M	Rexel SA, 5.25%, 6/15/2020 (a)	565,081
750M	Trinseo SA, 6.75%, 5/1/2022 (a)	721,875
		18,673,999
	Media-Broadcasting—2.3%
	Belo Corp.:
725M	7.75%, 6/1/2027	786,625
150M	7.25%, 9/15/2027	157,125
775M	Media General Financial Sub, 5.875%, 11/15/2022 (a)	771,125
3,175M	Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	3,282,156
	Sinclair Television Group, Inc.:
4,075M	5.375%, 4/1/2021	3,998,594
925M	6.375%, 11/1/2021	934,250
	Sirius XM Radio, Inc.:
3,750M	5.75%, 8/1/2021 (a)	3,766,406
625M	6%, 7/15/2024 (a)	629,688
1,300M	5.375%, 4/15/2025 (a)	1,244,750
		15,570,719

88

Principal
Amount	Security	Value
	Media-Cable TV—8.4%
	Altice Financing SA:
$ 275M	7.875%, 12/15/2019 (a)	$ 285,312
2,225M	6.625%, 2/15/2023 (a)	2,145,734
275M	7.625%, 2/15/2025 (a)	257,125
	Altice SA:
275M	7.625%, 2/15/2025 (a)	243,547
1,700M	7.75%, 7/15/2025 (a)	1,504,500
1,150M	Cable One, Inc., 5.75%, 6/15/2022 (a)	1,136,200
	Cablevision Systems Corp.:
2,000M	8.625%, 9/15/2017	2,090,000
3,100M	7.75%, 4/15/2018	3,107,750
	CCO Holdings, LLC:
777M	7%, 1/15/2019	793,511
650M	5.25%, 3/15/2021	641,794
550M	6.5%, 4/30/2021	553,781
2,575M	5.125%, 2/15/2023	2,381,875
2,075M	5.875%, 5/1/2027 (a)	1,929,750
4,400M	Cequel Communications Holdings I, LLC, 6.375%, 9/15/2020 (a)	4,158,000
	Clear Channel Worldwide Holdings, Inc.:
200M	7.625%, 3/15/2020 – Series “A”	200,250
4,300M	7.625%, 3/15/2020 – Series “B”	4,326,875
1,025M	6.5%, 11/15/2022 – Series “A”	1,023,719
1,775M	6.5%, 11/15/2022 – Series “B”	1,788,312
	DISH DBS Corp.:
5,050M	7.875%, 9/1/2019	5,306,691
950M	5%, 3/15/2023	798,000
1,750M	5.875%, 11/15/2024	1,490,781
3,025M	Gray Television, Inc., 7.5%, 10/1/2020	3,111,969
5,650M	Harron Communications, LP, 9.125%, 4/1/2020 (a)	6,024,313
1,775M	Lynx II Corp., 6.375%, 4/15/2023 (a)	1,772,781
	Midcontinent Communications & Finance Corp.:
2,250M	6.25%, 8/1/2021 (a)	2,250,000
1,675M	6.875%, 8/15/2023 (a)	1,672,906
	Numericable Group SA:
2,975M	6%, 5/15/2022 (a)	2,874,594
1,225M	6.25%, 5/15/2024 (a)	1,182,125
1,000M	VTR Finance BV, 6.875%, 1/15/2024 (a)	910,000
		55,962,195

89

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2015

Principal
Amount	Security	Value
	Media-Diversified—.9%
	Gannett Co., Inc.:
$1,700M	5.125%, 7/15/2020	$ 1,738,250
1,600M	6.375%, 10/15/2023	1,684,000
2,775M	Tribune Media Co., 5.875%, 7/15/2022 (a)	2,698,688
		6,120,938
	Metals/Mining—3.7%
	Alcoa, Inc.:
4,225M	6.15%, 8/15/2020	4,367,594
800M	5.125%, 10/1/2024	766,000
	Aleris International, Inc.:
689M	7.625%, 2/15/2018	673,497
3,340M	7.875%, 11/1/2020	3,256,834
	ArcelorMittal:
1,275M	6.125%, 6/1/2018	1,252,687
1,681M	10.6%, 6/1/2019	1,821,784
750M	6%, 8/5/2020	680,625
525M	6.25%, 3/1/2021	475,450
975M	Commercial Metals Co., 4.875%, 5/15/2023	858,000
5,025M	JMC Steel Group, 8.25%, 3/15/2018 (a)	3,442,125
1,625M	Kaiser Aluminum Corp., 8.25%, 6/1/2020	1,730,625
	Novelis, Inc.:
2,050M	8.375%, 12/15/2017	1,991,063
1,200M	8.75%, 12/15/2020	1,161,240
	Steel Dynamics, Inc.:
650M	5.125%, 10/1/2021	619,125
675M	6.375%, 8/15/2022	666,563
1,000M	5.5%, 10/1/2024	919,375
		24,682,587
	Real Estate Investment Trusts—.5%
	Communications Sales & Leasing, Inc.:
575M	6%, 4/15/2023 (a)	513,187
1,125M	8.25%, 10/15/2023	967,500
1,600M	Dupont Fabros Technology, LP, 5.625%, 6/15/2023	1,612,000
		3,092,687

90

Principal
Amount	Security	Value
	Retail-General Merchandise—1.4%
$3,575M	Jo-Ann Stores, Inc., 8.125%, 3/15/2019 (a)	$ 3,324,750
2,425M	Limited Brands, Inc., 8.5%, 6/15/2019	2,843,313
2,025M	Netflix, Inc., 5.5%, 2/15/2022 (a)	2,055,375
1,050M	Party City Holdings, Inc., 6.125%, 8/15/2023 (a)	1,063,125
		9,286,563
	Services—6.3%
	ADT Corp.:
4,050M	3.5%, 7/15/2022	3,604,500
400M	4.125%, 6/15/2023	362,000
	AECOM:
1,025M	5.75%, 10/15/2022 (a)	1,033,333
1,650M	5.875%, 10/15/2024 (a)	1,666,500
1,525M	Ashtead Capital, Inc., 6.5%, 7/15/2022 (a)	1,601,250
1,725M	CEB, Inc., 5.625%, 6/15/2023 (a)	1,725,000
2,425M	CoreLogic, Inc., 7.25%, 6/1/2021	2,546,250
	Covanta Holding Corp.:
1,200M	7.25%, 12/1/2020	1,249,500
2,225M	6.375%, 10/1/2022	2,280,625
	Geo Group, Inc.:
1,450M	5.875%, 1/15/2022	1,500,750
675M	5.125%, 4/1/2023	671,625
1,450M	5.875%, 10/15/2024	1,471,750
600M	IHS, Inc., 5%, 11/1/2022	579,000
	Iron Mountain, Inc.:
1,525M	7.75%, 10/1/2019	1,588,288
4,400M	5.75%, 8/15/2024	4,262,500
4,650M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (a)	4,882,500
3,650M	LKQ Corp., 4.75%, 5/15/2023	3,531,375
1,725M	Monitronics International, Inc., 9.125%, 4/1/2020	1,561,125
1,675M	PHH Corp., 7.375%, 9/1/2019	1,670,813
2,300M	Reliance Intermediate Holdings, LP, 6.5%, 4/1/2023 (a)	2,311,500
1,900M	Safway Group Holding, LLC, 7%, 5/15/2018 (a)	1,954,625
		42,054,809
	Telecommunications—4.6%
	CenturyLink, Inc.:
400M	5.625%, 4/1/2020	373,748
4,475M	5.8%, 3/15/2022	3,842,906
1,250M	6.75%, 12/1/2023	1,098,437

91

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2015

Principal
Amount	Security	Value
	Telecommunications (continued)
	Citizens Communications Co.:
$3,225M	7.125%, 3/15/2019	$ 3,182,546
1,400M	9%, 8/15/2031	1,162,000
	Frontier Communications Corp.:
1,800M	8.5%, 4/15/2020	1,755,000
525M	7.125%, 1/15/2023	434,122
3,225M	11%, 9/15/2025 (a)	3,128,250
1,050M	GCI, Inc., 6.75%, 6/1/2021	1,073,625
1,550M	Inmarsat Finance, PLC, 4.875%, 5/15/2022 (a)	1,511,250
	Sprint Capital Corp.:
1,300M	6.9%, 5/1/2019	1,147,250
2,125M	6.875%, 11/15/2028	1,530,000
	Wind Acquisition Finance SA:
2,000M	4.75%, 7/15/2020 (a)	1,985,000
4,975M	7.375%, 4/23/2021 (a)	4,925,250
	Windstream Services, LLC:
2,050M	7.75%, 10/15/2020	1,750,188
1,925M	7.5%, 6/1/2022	1,460,594
		30,360,166
	Transportation—1.4%
	Aircastle, Ltd.:
550M	4.625%, 12/15/2018	561,619
2,162M	6.25%, 12/1/2019	2,324,150
1,050M	American Airlines Group, Inc., 5.5%, 10/1/2019 (a)	1,064,175
	Fly Leasing, Ltd.:
2,150M	6.75%, 12/15/2020	2,209,125
1,900M	6.375%, 10/15/2021	1,923,750
1,111M	Mobile Mini, Inc., 7.875%, 12/1/2020	1,158,218
		9,241,037
	Utilities—3.0%
	AES Corp.:
525M	8%, 6/1/2020	595,875
2,525M	7.375%, 7/1/2021	2,632,312
1,375M	5.5%, 3/15/2024	1,225,812
1,275M	ContourGlobal Power Holdings SA, 7.125%, 6/1/2019 (a)	1,284,690
2,100M	Dynegy, Inc., 7.375%, 11/1/2022	2,128,875
662M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	754,113
3,075M	InterGen NV, 7%, 6/30/2023 (a)	2,629,125
1,425M	NRG Energy, Inc., 6.25%, 5/1/2024	1,264,688

92

Principal
Amount	Security	Value
	Utilities (continued)
$2,821M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	$ 3,110,410
1,425M	Talen Energy Supply, LLC, 6.5%, 6/1/2025 (a)	1,227,281
1,375M	Terraform Global Operating, LLC, 9.75%, 8/15/2022 (a)	1,106,875
	Terraform Power Operating, LLC:
1,650M	5.875%, 2/1/2023 (a)	1,464,375
300M	6.125%, 6/15/2025 (a)	260,250
		19,684,681
	Waste Management—.3%
2,050M	ADS Waste Holdings, Inc., 8.25%, 10/1/2020	2,055,125
	Wireless Communications—3.6%
	Level 3 Financing, Inc.:
813M	6.125%, 1/15/2021	837,805
575M	5.125%, 5/1/2023 (a)	550,563
2,375M	MetroPCS Wireless, Inc., 6.625%, 11/15/2020	2,419,531
	Neptune Finco Corp.:
650M	10.125%, 1/15/2023 (a)(b)	658,938
950M	6.625%, 10/15/2025 (a)(b)	957,125
650M	10.875%, 10/15/2025 (a)(b)	658,125
	Sprint Nextel Corp.:
925M	9.125%, 3/1/2017	939,162
600M	8.375%, 8/15/2017	600,000
4,350M	7%, 8/15/2020	3,678,447
2,200M	6%, 11/15/2022	1,661,000
	T-Mobile USA, Inc.:
5,225M	6.25%, 4/1/2021	5,219,775
2,725M	6.625%, 4/1/2023	2,704,563
1,850M	UPCB Finance IV, Ltd., 5.375%, 1/15/2025 (a)	1,748,250
1,355M	UPCB Finance V, Ltd., 7.25%, 11/15/2021 (a)	1,439,156
		24,072,440
Total Value of Corporate Bonds (cost $621,113,745)		591,375,624
	LOAN PARTICIPATIONS†—6.7%
	Aerospace/Defense—.5%
3,097M	TransDigm, Inc., 3.75%, 2/28/2020	3,057,837
	Automotive—.2%
1,506M	CS Intermediate Holdco 2, LLC, 4%, 4/4/2021	1,505,937

93

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2015

Principal
Amount	Security	Value
	Building Materials—.4%
$2,800M	Builders FirstSource, Inc., 6%, 7/29/2022	$ 2,787,750
	Chemicals—.4%
2,639M	Axalta Coating Systems Dutch Holdings BBV, 3.75%, 2/1/2020	2,615,524
	Energy—.3%
2,225M	Jonah Energy, LLC, 7.5%, 5/12/2021	1,802,250
	Food/Drug—1.2%
2,095M	Albertson’s, Inc., 5.375%, 3/21/2019	2,098,361
3,215M	Rite Aid Corp., 4.875%, 6/21/2021	3,223,038
2,809M	Supervalu, Inc., 4.5%, 3/21/2019	2,819,253
		8,140,652
	Gaming/Leisure—.2%
1,535M	Seminole Hard Rock Entertainment, Inc., 3.5%, 5/14/2020	1,518,369
	Health Care—.9%
	Community Health Systems, Inc.:
604M	3.75%, 12/31/2019	604,730
1,112M	4%, 1/27/2021	1,115,118
3,499M	ConvaTec, Inc., 4.25%, 6/15/2020 (b)	3,499,437
775M	Sterigenics-Nordion Holdings, LLC, 4.25%, 5/16/2022	771,125
		5,990,410
	Information Technology—1.0%
1,440M	ARRIS Enterprises, Inc., 3.25%, 4/17/2020	1,440,579
2,962M	Avago Technologies Cayman, Ltd., 3.75%, 5/6/2021	2,964,661
2,531M	Dell International, LLC, 3.75%, 10/29/2018	2,530,435
		6,935,675
	Media-Diversified—.5%
3,145M	Tribune Media Co., 3.75%, 12/28/2020	3,135,132
	Retail-General Merchandise—.5%
3,101M	Restaurant Brands, Inc., 3.75%, 12/10/2021	3,094,192
	Services—.2%
800M	Allied Security Holdings, LLC, 4.25%, 2/12/2021	794,980
599M	Brickman Group, Ltd., LLC, 4%, 12/18/2020	592,882
		1,387,862

94

Principal
Amount	Security	Value
	Utilities—.4%
$2,569M	Calpine Corp., 3.5%, 5/27/2022	$ 2,540,737
Total Value of Loan Participations (cost $44,898,793)		44,512,327
	PASS-THROUGH CERTIFICATES—.7%
	Transportation
4,606M	American Airlines 13-2 B PTT, 5.6%, 1/15/2022
	(cost $4,687,641) (a)	4,704,081
Total Value of Investments (cost $670,700,179)	96.5%	640,592,032
Other Assets, Less Liabilities	3.5	23,434,823
Net Assets	100.0%	$664,026,855

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2015.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

Summary of Abbreviations:
	PTT	Pass-Through Trust

95

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$591,375,624	$—	$591,375,624
Loan Participations	—	44,512,327	—	44,512,327
Pass-Through Certificates	—	4,704,081	—	4,704,081
Total Investments in Securities*	$—	$640,592,032	$—	$640,592,032

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds, loan participations and pass-through certificates.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

96

Portfolio Composition (unaudited)
FUND FOR INCOME
September 30, 2015

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2015, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2015 fiscal year and is not necessarily representative of the Fund as of the end of its 2015 fiscal year, the current fiscal year or at any other time in the future.

		Comparable Quality of
	Rated by	Unrated Securities to
	Moody’s	Bonds Rated by Moody’s
Baa1	0.02%	0.00%
Baa2	0.25	0.00
Baa3	1.81	0.00
Ba1	6.58	0.00
Ba2	14.00	0.00
Ba3	19.00	0.00
BBB-	0.00	0.45
BB+	0.00	0.71
BB	0.00	0.55
BB-	0.00	0.45
B+	0.00	0.92
B	0.00	1.19
B-	0.00	0.04
B1	21.43	0.00
B2	12.16	0.00
B3	16.67	0.00
Caa1	7.22	0.00
Caa2	0.57	0.00
Caa	0.29	0.00

See notes to financial statements	97

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was –2.65% for Class A shares, –3.44% for Class B shares, –2.24% for Advisor Class shares and –2.28% for Institutional Class shares, including dividends of 27.5 cents per share for Class A shares, 5.8 cents per share for Class B shares, 31.3 cents per share for Advisor Class shares and 28.5 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 66.8 cents per share on each class of shares.

Economic Overview

The U.S. economy grew at an approximately 2% rate during the review period. Growth was saw-toothed: strong in the fourth quarter of 2014, unexpectedly weak in the first quarter of 2015 (due to bad weather and West Coast port strikes), a bounce back in the second quarter, only to fade in the third quarter (due to a strong dollar and slowing growth in China). The consumer was the backbone of the U.S. economy, as evidenced by the rise in housing starts to the highest level since 2008 and record automobile sales. The unemployment rate continued its multi-year decline, falling from 5.9% to 5.1%, although wage growth remained disappointing. Inflation remained subdued with the year-over-year change in consumer prices flat, driven by a 50% fall in the price of oil during the review period. Excluding food and energy, consumer prices increased 1.9%, up from the 1.7% pace in the prior 12 months, but still lower than the Federal Reserve’s (“the Fed’s”) target level.

At the beginning of the review period, market expectations were that the Fed would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, at its September meeting, the Fed again deferred raising interest rates. As the review period ended, the market was placing a less than 50% probability of a rate hike this year, despite the fact that several key Fed board members continued to forecast a move in December.

Fixed Income

Interest rates generally moved lower during the review period. The two-year U.S. Treasury note yield, which is very sensitive to Fed policy, moved slightly higher from 0.57% to 0.63%. Longer-term interest rates fell and bond prices rose. The benchmark 10-year U.S. Treasury yield fell from 2.49% to 2.04%. Most of the move lower in

98

interest rates occurred in the third quarter as oil prices collapsed, global growth slowed, stocks fell worldwide and the Fed decided not to raise interest rates.

The broad U.S. bond market returned 3.1%, according to Bank of America Merrill Lynch. High quality, long-term bonds had the best performance. The Treasury market gained 4.1%, with 10+ year maturity Treasuries gaining 8.7%. Agency mortgage-backed securities returned 3.3%, benefiting from their high credit quality. Corporate bonds gained 1.4%. The sector benefited from the decline in interest rates, but wider credit spreads—due primarily to record new issue supply—were a drag on performance. High yield bonds had poor performance, losing 3.6%. Spreads moved substantially wider in large part due to weakness in energy companies (the largest sector of the high yield market), as well as other commodity-related firms. Non-dollar government bonds (i.e., foreign government securities) also had a difficult 12 months, down 6.3%, reflecting the headwind of a 12.1% increase in the value of the dollar. The municipal bond market returned 3.2% as it was insulated from many of the global issues which buffeted other sectors of the bond market. Lastly, money market returns continued to be essentially flat due to the Fed’s zero interest rate policy.

During the review period, the Fund had average bond and cash allocations of 33.7% and 7.5%, respectively. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 22.7%, followed by U.S. government securities at 5.9%, mortgage-backed securities at 3.6%, and municipal bonds at 1.5%. The Fund’s overweight in corporate bonds was a negative contributor to performance, although somewhat mitigated by positive security selection. Security selection in the U.S. Government sector, which was based on expectations for higher interest rates, detracted from performance. The Fund benefited from its long-standing policy of not investing in either high yield bonds or non-dollar denominated bonds. Lastly, the decision to underweight bonds in general was a negative factor as bonds outperformed cash due to the decline in interest rates.

Equities

During the period under review, the Fund’s results were driven by a challenging market environment, with heightened volatility during the beginning and ending of the year under review. While macro trends indicated a continuation of the gradually improving economic conditions in the U.S., potential changes in policy from the Fed hung over the markets for most of the past year, keeping stock market returns in check. Increased global economic and market volatility, from countries as diverse as China and Greece, also weighed on the Fund, as any direct or indirect exposure was affected. Many multinational companies also faced significant currency headwinds, as the U.S. dollar rallied nearly 15% in the past year against most major global currencies.

99

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

While U.S. corporate earnings growth has remained positive, absolute rates of growth have decelerated to a low single digit percentage from past years of faster rates of growth. Market valuations have also reached a level where positive re-ratings cannot be supported without robust earnings growth performance continuing. As such, market breadth has narrowed, creating fewer winners and concentrating performance on a lower quantity of high profile names, sectors and strategies.

This fiscal year’s market results had a negative tone overall, with most broad market indices posting results in the red for the period under review. Small- and mid-cap strategies did outperform larger capitalization stocks on a relative basis, as did “growth” style investing over “value”. Dividend-paying stocks were particularly weak, as the rise in U.S. Treasury bond yields for most of the past year caused investors to sell dividend-focused equities and reallocate towards fixed income where returns are more predictable. Investors tended away from companies with consistent profitability, earnings growth and solid balance sheets in favor of shorter-term trading characteristics. Price and technical momentum factors drove outperformance. Mergers and acquisitions activity remained robust, amid low rates and a healthy appetite for fixed income, which continued to drive strong performance, especially in the Healthcare and Utilities sectors.

These conditions produced a challenging and ultimately disappointing year for the Fund on an absolute basis, which continued to invest across all market capitalization segments, allocating 70% of its holdings to large cap, 16% to mid cap and 14% to small-cap stocks (ranges defined by Lipper) as of September 30, 2015.

Given that backdrop, it is not surprising that the Fund’s longtime strategy struggled and underperformed its benchmark for the period under review. The Fund’s large-, mid- and small-cap segments all provided negative returns. The large-cap segments performance was in line with the benchmark on a relative basis while the small- and mid-cap segments underperformed. The Fund saw weakness across the board, with all sectors except Telecommunications and Basic Materials underperforming.

While there were individual investments which benefited the Fund from the Healthcare, Technology and Consumer Discretionary sectors, the Fund suffered from broadly weaker stock selection relative to the benchmark most notably in: Healthcare, Industrials, Consumer Staples and Consumer Discretionary. The Fund also underperformed the Financials sector due to stock selection issues and underweighting versus peers. Another factor affecting relative performance was the narrowing of breadth as noted above. Not owning select names played a greater part in this year’s performance variance than in the past. Finally, dividend-paying stocks also underperformed, a key long-time strategy of the Fund. The Fund’s equity allocation has maintained a 90%+ weighting toward stocks which pay dividends.

100

Among the positives, while there were few, they were notable. Within the Consumer Discretionary sector, shares of long-term holding L Brands, owner of the Victoria’s Secret and Bath & Body Works retail chains, rose 41% on strong sales and earnings and a special dividend. Automotive-component makers Delphi Automotive and Lear Corporation rallied 26% and 27%, respectively, on increased dollar content per vehicle and greater new car sales worldwide. Within Technology, shares of Avago Technologies rose 45% on increased smartphone component sales and its acquisitions of competitors Broadcom and Emulex. Likewise, chip maker NXP Semiconductors rallied 27% on its semiconductor content improvements and merger with competitor Freescale. In Healthcare, shares of Omnicare, a provider of pharmacy services to nursing homes rose 59% on its being acquired by CVS Caremark. Shares of Cytec, a specialty fiber and composites manufacturer, rallied 58% on its receipt of a takeover offer from European chemical firm, Solvay.

Among the reasons for negative sector performance, the Fund’s Healthcare exposure was hurt by its larger-cap pharmaceuticals and biotech holdings. Shares of Gilead Sciences (the Fund’s largest holding) was down 7% despite robust earnings and a bright outlook. Worries about competition for its Hepatitis C drugs and a lack of visibility in the near-term research and development pipeline weighed on shares. Additionally, shares of Johnson & Johnson, Merck, AbbVie and Mylan also similarly weighed on Fund performance despite solid fundamentals.

Within Industrials, firms with exposure to the Energy sector faced challenges growing their earnings. Shares of tank-car maker Greenbrier, which fell 55%, benefited from the flow of oil from areas where it was transported by rail, namely the Bakken basin. However, the sharp drop in prices has curtailed production from those wells creating a glut of unused tank cars, despite new regulations on tank-car safety prompting fleet upgrades. Additionally, the Fund’s holdings of Tyco International, ITT Corporation and Altra Holdings were weaker during the year, as they sell components and services to the Energy sector as part of their diversified conglomerate structure and are facing modest near-term headwinds.

Within the Consumer Staples sector, shares of Tupperware faced the challenges of a global enterprise. With only 25% of their sales in North America, Tupperware has been hurt by the strong U.S. dollar. While local sales and earnings have performed well, when converted back to U.S. currency, earnings look like they are lower. The shares have sold off 25% over the past year.

Among Consumer Discretionary names, shares of CBS Corporation traded lower by 25% on fears that traditional network TV was losing market share and advertising revenues; this despite its strong primetime ratings and solid cash flows. Automotive

101

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

component makers Johnson Controls and Borg Warner traded lower despite robust global car sales. These stocks got caught up in the Chinese market and economic meltdown, as investors feared about auto sales in that market. This sector was also most notably hurt by our lack of exposure to certain names. We did not own shares of Nike, Amazon, Starbucks and Netflix, as they did not meet our investment criteria. Most years this would not be an issue, however, not owning these stocks this year did impact the Fund’s performance meaningfully in a negative fashion.

Financials was also a source of underperformance during the review period. We have maintained an underweight versus the benchmark over the past several years, as increased regulatory scrutiny has limited profit. The underweighting versus the benchmark hurt the Fund again this year. We have gradually increased our exposures over the past year, from 9.7% to 11% this year. Disappointing performance from credit card issuers Discover Financial and American Express, down 18% and 14% respectively, impacted the Fund’s results. Additionally, shares of Ameriprise traded lower by 9.8% on potential negative implications from new Department of Labor fiduciary standards for financial representatives that have been proposed.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

102

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.18%
Actual		$1,000.00	$ 934.10	$5.69
Hypothetical**		$1,000.00	$1,019.05	$5.94
Class B Shares	1.95%
Actual		$1,000.00	$ 929.76	$9.38
Hypothetical**		$1,000.00	$1,015.21	$9.80
Advisor Class Shares	0.74%
Actual		$1,000.00	$ 935.75	$3.57
Hypothetical**		$1,000.00	$1,021.24	$3.73
Institutional Class Shares	0.77%
Actual		$1,000.00	$ 935.37	$3.72
Hypothetical**		$1,000.00	$1,021.09	$3.88

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

103

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/05 with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated

104

investment grade debt publicly issued in the US domestic market, including U.S. Treasuries, quasi-government securities, corporates, covered bonds and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 5.15%. The Class B “S.E.C. Standardized” Average Annual Total Return Ten Years would have been 5.13%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 5.32%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 5.43%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†The Index return is for ten years. The S&P 500 Index return and BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index return since inception of the Advisor Class shares and Institutional Class shares are 10.69% and 2.06%, respectively.

105

Portfolio of Investments
TOTAL RETURN FUND
September 30, 2015

Shares		Security	Value
		COMMON STOCKS—58.1%
		Consumer Discretionary—10.1%
210,700		American Eagle Outfitters, Inc.	$ 3,293,241
76,730		BorgWarner, Inc.	3,191,201
125,075		CBS Corporation – Class “B”	4,990,492
84,100		Delphi Automotive, PLC	6,394,964
60,000		Finish Line, Inc. – Class “A”	1,158,000
52,660		Foot Locker, Inc.	3,789,940
200,750		Ford Motor Company	2,724,177
27,120		GNC Holdings, Inc. – Class “A”	1,096,190
73,900		Hanesbrands, Inc.	2,138,666
34,560		Harman International Industries, Inc.	3,317,414
53,830		Home Depot, Inc.	6,216,827
122,012	*	Jarden Corporation	5,963,947
109,800		Johnson Controls, Inc.	4,541,328
58,245		L Brands, Inc.	5,249,622
59,800		Lear Corporation	6,505,044
44,200		Magna International, Inc.	2,122,042
108,760		Newell Rubbermaid, Inc.	4,318,860
57,500		Penske Automotive Group, Inc.	2,785,300
114,400		Stein Mart, Inc.	1,107,392
90,110		Tupperware Brands Corporation	4,459,544
48,100		Walt Disney Company	4,915,820
13,675		Whirlpool Corporation	2,013,781
14,990		Wyndham Worldwide Corporation	1,077,781
			83,371,573
		Consumer Staples—5.8%
134,950		Altria Group, Inc.	7,341,280
105,890		Coca-Cola Company	4,248,307
81,260		CVS Health Corporation	7,839,965
57,900		Delhaize Group (ADR)	1,281,327
59,600	*	Koninklijke Ahold NV (ADR)	1,161,604
24,900		Nielsen Holdings, PLC	1,107,303
112,900		Nu Skin Enterprises, Inc. – Class “A”	4,660,512
49,360		PepsiCo, Inc.	4,654,648
88,710		Philip Morris International, Inc.	7,037,364
28,400		Procter & Gamble Company	2,043,096
70,300		Tyson Foods, Inc. – Class “A”	3,029,930
46,870		Wal-Mart Stores, Inc.	3,039,051
			47,444,387

106

Shares	Security	Value
	Energy—3.5%
37,375	Anadarko Petroleum Corporation	$ 2,257,076
9,400	Chevron Corporation	741,472
21,845	Columbia Pipeline Group, Inc.	399,545
61,800	ConocoPhillips	2,963,928
67,075	Devon Energy Corporation	2,487,812
54,302	ExxonMobil Corporation	4,037,354
26,500	Hess Corporation	1,326,590
1,997	Hugoton Royalty Trust	5,891
80,101	Marathon Oil Corporation	1,233,555
106,650	Marathon Petroleum Corporation	4,941,094
23,475	National Oilwell Varco, Inc.	883,834
26,150	Occidental Petroleum Corporation	1,729,822
31,250	Phillips 66	2,401,250
12,200	Schlumberger, Ltd.	841,434
94,860	Suncor Energy, Inc.	2,534,659
		28,785,316
	Financials—7.2%
36,100	ACE, Ltd.	3,732,740
69,170	American Express Company	5,127,572
45,025	Ameriprise Financial, Inc.	4,913,578
160,325	Brixmor Property Group, Inc. (REIT)	3,764,431
43,600	Citizens Financial Group, Inc.	1,040,296
88,810	Discover Financial Services	4,617,232
125,200	Financial Select Sector SPDR Fund (ETF)	2,837,032
12,900	iShares Core S&P Mid-Cap ETF (ETF)	1,762,269
27,600	iShares Russell 2000 ETF (ETF)	3,013,920
119,380	JPMorgan Chase & Company	7,278,599
15,730	Morgan Stanley	495,495
44,625	PNC Financial Services Group, Inc.	3,980,550
10,700	SPDR S&P 500 ETF Trust (ETF)	2,050,441
68,300	SPDR S&P Regional Banking (ETF)	2,812,594
146,367	Sunstone Hotel Investors, Inc. (REIT)	1,936,435
105,045	U.S. Bancorp	4,307,895
116,930	Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,191,268
71,320	Wells Fargo & Company	3,662,282
		59,524,629

107

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2015

Shares		Security	Value
		Health Care—10.9%
119,560		Abbott Laboratories	$ 4,808,703
101,000		AbbVie, Inc.	5,495,410
28,576	*	Allergan, PLC	7,767,243
71,780		Baxalta, Inc.	2,261,788
51,430		Baxter International, Inc.	1,689,475
51,100		Cardinal Health, Inc.	3,925,502
47,932	*	Express Scripts Holding Company	3,880,575
96,280		Gilead Sciences, Inc.	9,453,733
60,300		Hill-Rom Holdings, Inc.	3,134,997
81,400		Johnson & Johnson	7,598,690
2,791	*	Mallinckrodt, PLC	178,457
21,250		McKesson Corporation	3,931,887
50,500		Medtronic, PLC	3,380,470
97,745		Merck & Company, Inc.	4,827,626
94,725	*	Mylan NV	3,813,629
260,029		Pfizer, Inc.	8,167,511
71,175		Phibro Animal Health Corporation – Class “A”	2,251,265
78,095		Thermo Fisher Scientific, Inc.	9,549,457
73,100	*	VWR Corporation	1,877,939
50,715		Zoetis, Inc.	2,088,444
			90,082,801
		Industrials—5.1%
41,585		3M Company	5,895,505
70,160		Altra Industrial Motion Corporation	1,622,099
20,785		Caterpillar, Inc.	1,358,508
55,900	*	Generac Holdings, Inc.	1,682,031
74,850		General Electric Company	1,887,717
61,900		Honeywell International, Inc.	5,861,311
68,160		ITT Corporation	2,278,589
6,020		Lockheed Martin Corporation	1,248,006
56,900		Ryder System, Inc.	4,212,876
27,130		Snap-On, Inc.	4,095,002
33,110	*	TAL International Group, Inc.	452,614
40,530		Textainer Group Holdings, Ltd.	668,340
108,550		Textron, Inc.	4,085,822
75,875		Tyco International, PLC	2,538,778
42,130		United Technologies Corporation	3,749,149
			41,636,347

108

Shares		Security	Value
		Information Technology—11.4%
93,205		Apple, Inc.	$ 10,280,511
105,275	*	ARRIS Group, Inc.	2,733,992
46,825		Avago Technologies, Ltd.	5,853,593
270,300		Cisco Systems, Inc.	7,095,375
58,400	*	eBay, Inc.	1,427,296
254,100		EMC Corporation	6,139,056
133,905		Hewlett-Packard Company	3,429,307
175,675		Intel Corporation	5,294,844
45,500		International Business Machines Corporation	6,596,135
166,885		Juniper Networks, Inc.	4,290,613
188,050		Mentor Graphics Corporation	4,631,671
88,480		Methode Electronics, Inc.	2,822,512
187,185		Microsoft Corporation	8,284,808
42,040	*	NXP Semiconductors NV	3,660,423
104,690		Oracle Corporation	3,781,403
50,960	*	PTC, Inc.	1,617,470
60,000	*	Qorvo, Inc.	2,703,000
75,220		QUALCOMM, Inc.	4,041,571
125,050		Symantec Corporation	2,434,724
43,300	*	Synaptics, Inc.	3,570,518
41,710		TE Connectivity, Ltd.	2,498,012
20,400	*	Yahoo!, Inc.	589,764
			93,776,598
		Materials—1.9%
58,910		Cytec Industries, Inc.	4,350,503
63,300		International Paper Company	2,392,107
10,730		Praxair, Inc.	1,092,958
40,610		RPM International, Inc.	1,701,153
71,185	*	Trinseo SA	1,797,421
88,714		WestRock Company	4,563,448
			15,897,590
		Telecommunication Services—1.2%
150,500		AT&T, Inc.	4,903,290
121,225		Verizon Communications, Inc.	5,274,500
			10,177,790

109

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2015

Shares or
Principal
Amount		Security	Value
		Utilities—1.0%
33,000		AGL Resources, Inc.	$ 2,014,320
127,110	*	Dynegy, Inc.	2,627,364
117,400		Exelon Corporation	3,486,780
24,445		NiSource, Inc.	453,455
			8,581,919
Total Value of Common Stocks (cost $352,357,007)			479,278,950
		CORPORATE BONDS—22.0%
		Agriculture—.1%
$ 1,100M		Cargill, Inc., 6%, 11/27/2017 (a)	1,200,406
		Automotive—.3%
2,100M		Johnson Controls, Inc., 5%, 3/30/2020	2,305,149
		Chemicals—1.1%
2,000M		Agrium, Inc., 3.375%, 3/15/2025	1,897,252
2,000M		CF Industries, Inc., 3.45%, 6/1/2023	1,906,728
2,000M		Dow Chemical Co., 4.25%, 11/15/2020	2,149,016
1,000M		Lubrizol Corp., 8.875%, 2/1/2019	1,223,544
2,100M		LyondellBasell Industries NV, 6%, 11/15/2021	2,376,163
			9,552,703
		Consumer Durables—.2%
1,500M		Newell Rubbermaid, Inc., 4.7%, 8/15/2020	1,653,501
		Energy—2.1%
1,600M		Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	1,673,478
2,000M		Continental Resources, Inc., 5%, 9/15/2022	1,752,500
1,000M		DCP Midstream Operating, LP, 2.5%, 12/1/2017	918,492
2,000M		Enbridge Energy Partners, LP, 4.2%, 9/15/2021	2,024,614
1,100M		Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	977,460
1,600M		Nabors Industries, Inc., 6.15%, 2/15/2018	1,686,050
1,000M		ONEOK Partners, LP, 3.375%, 10/1/2022	900,839
1,500M		Spectra Energy Capital, LLC, 6.2%, 4/15/2018	1,625,693
1,000M		Suncor Energy, Inc., 6.1%, 6/1/2018	1,104,924
1,600M		Valero Energy Corp., 9.375%, 3/15/2019	1,952,786
1,500M		Weatherford International, LLC, 6.35%, 6/15/2017	1,535,559
			16,152,395

110

Principal
Amount	Security	Value
	Financial Services—3.5%
	American Express Co.:
$ 500M	6.15%, 8/28/2017	$ 542,740
1,100M	7%, 3/19/2018	1,236,554
1,000M	American International Group, Inc., 4.7%, 7/10/2035	1,034,066
2,000M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	2,257,892
2,500M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	2,604,630
1,000M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	1,049,073
1,100M	BlackRock, Inc., 5%, 12/10/2019	1,233,036
1,000M	CoBank ACB, 7.875%, 4/16/2018 (a)	1,143,563
	ERAC USA Finance, LLC:
1,000M	6.375%, 10/15/2017 (a)	1,092,543
1,000M	4.5%, 8/16/2021 (a)	1,081,637
1,000M	3.3%, 10/15/2022 (a)	1,000,241
2,000M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	2,399,110
	General Electric Capital Corp.:
1,000M	5.625%, 9/15/2017	1,089,532
2,000M	4.65%, 10/17/2021	2,251,370
1,500M	6.75%, 3/15/2032	2,034,582
2,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	2,165,426
1,000M	Protective Life Corp., 7.375%, 10/15/2019	1,180,487
2,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	2,356,834
1,000M	Siemens Financieringsmaatschappij NV, 5.75%, 10/17/2016 (a)	1,049,135
		28,802,451
	Financials—5.1%
	Bank of America Corp.:
3,600M	5.65%, 5/1/2018	3,930,358
1,000M	5.875%, 2/7/2042	1,173,524
	Barclays Bank, PLC:
1,100M	6.75%, 5/22/2019	1,282,052
1,000M	5.125%, 1/8/2020	1,118,943
1,000M	Capital One Financial Corp., 3.75%, 4/24/2024	994,902
	Citigroup, Inc.:
3,600M	6.125%, 11/21/2017	3,926,146
1,000M	8.5%, 5/22/2019	1,208,325
1,500M	Deutsche Bank AG, 3.7%, 5/30/2024	1,491,876
2,500M	Fifth Third Bancorp, 3.5%, 3/15/2022	2,551,710
	Goldman Sachs Group, Inc.:
2,700M	5.375%, 3/15/2020	3,013,608
1,000M	3.625%, 1/22/2023	1,014,004
1,000M	6.125%, 2/15/2033	1,197,990

111

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2015

Principal
Amount	Security	Value
	Financials (continued)
	JPMorgan Chase & Co.:
$ 3,100M	6%, 1/15/2018	$ 3,388,390
1,000M	4.5%, 1/24/2022	1,079,861
	Morgan Stanley:
2,550M	6.625%, 4/1/2018	2,840,501
2,000M	5.5%, 7/28/2021	2,261,946
1,600M	SunTrust Banks, Inc., 6%, 9/11/2017	1,730,611
2,000M	U.S. Bancorp, 3.6%, 9/11/2024	2,034,496
1,500M	UBS AG, 4.875%, 8/4/2020	1,666,001
	Wells Fargo & Co.:
1,600M	4.6%, 4/1/2021	1,757,128
2,500M	3.45%, 2/13/2023	2,490,695
		42,153,067
	Food/Beverage/Tobacco—1.1%
1,750M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	2,094,178
1,500M	Diageo Capital, PLC, 5.75%, 10/23/2017	1,630,281
1,000M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	1,123,440
1,000M	Ingredion, Inc., 4.625%, 11/1/2020	1,071,271
500M	PepsiCo, Inc., 5%, 6/1/2018	547,519
1,000M	Philip Morris International, Inc., 5.65%, 5/16/2018	1,104,848
1,500M	SABMiller Holdings, Inc., 3.75%, 1/15/2022 (a)	1,539,417
		9,110,954
	Food/Drug—.1%
1,000M	CVS Health Corp., 3.875%, 7/20/2025	1,032,861
	Forest Products/Container—.2%
2,000M	Rock-Tenn Co., 4.9%, 3/1/2022	2,173,192
	Health Care—.7%
1,100M	Biogen, Inc., 6.875%, 3/1/2018	1,232,972
2,100M	Express Scripts Holding Co., 4.75%, 11/15/2021	2,270,369
1,000M	Laboratory Corp. of America Holdings, 3.2%, 2/1/2022	996,762
1,000M	Mylan, Inc., 3.125%, 1/15/2023 (a)	962,521
		5,462,624
	Higher Education—.2%
1,750M	Yale University, 2.086%, 4/15/2019	1,779,402

112

Principal
Amount	Security	Value
	Information Technology—.2%
$ 1,500M	Apple, Inc., 2.5%, 2/9/2025	$ 1,426,566
	Manufacturing—.5%
1,000M	CRH America, Inc., 8.125%, 7/15/2018	1,163,773
1,100M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	1,240,580
2,000M	Tyco Electronics Group SA, 6.55%, 10/1/2017	2,192,646
		4,596,999
	Media-Broadcasting—1.0%
1,000M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	1,206,680
1,850M	CBS Corp., 3.375%, 3/1/2022	1,841,033
	Comcast Corp.:
1,600M	5.15%, 3/1/2020	1,807,395
2,000M	4.25%, 1/15/2033	1,991,340
1,500M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	1,511,917
		8,358,365
	Media-Diversified—.2%
1,000M	McGraw-Hill Financial, Inc., 5.9%, 11/15/2017	1,074,901
1,000M	Time Warner, Inc., 3.6%, 7/15/2025	981,199
		2,056,100
	Metals/Mining—.9%
1,500M	Alcoa, Inc., 6.15%, 8/15/2020	1,550,625
1,600M	ArcelorMittal, 6.125%, 6/1/2018	1,572,000
1,000M	Glencore Finance Canada, Ltd., 4.95%, 11/15/2021 (a)	830,421
1,500M	Newmont Mining Corp., 5.125%, 10/1/2019	1,586,535
1,600M	Vale Overseas, Ltd., 5.625%, 9/15/2019	1,610,272
		7,149,853
	Real Estate Investment Trusts—1.4%
1,500M	Boston Properties, LP, 5.875%, 10/15/2019	1,702,101
1,500M	Digital Realty Trust, LP, 5.25%, 3/15/2021	1,635,018
2,000M	HCP, Inc., 5.375%, 2/1/2021	2,217,678
2,000M	ProLogis, LP, 3.35%, 2/1/2021	2,029,674
1,000M	Simon Property Group, LP, 3.375%, 10/1/2024	1,007,338
2,600M	Ventas Realty, LP, 4.75%, 6/1/2021	2,808,455
		11,400,264

113

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2015

Principal
Amount	Security	Value
	Retail-General Merchandise—.5%
$ 1,000M	Amazon.com, Inc., 4.8%, 12/5/2034	$ 1,030,737
1,500M	GAP, Inc., 5.95%, 4/12/2021	1,625,622
1,000M	Home Depot, Inc., 5.875%, 12/16/2036	1,231,472
		3,887,831
	Telecommunications—.3%
2,100M	Verizon Communications, Inc., 5.15%, 9/15/2023	2,323,667
	Transportation—.8%
2,000M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	2,145,436
1,000M	Con-way, Inc., 7.25%, 1/15/2018	1,035,653
	GATX Corp.:
1,000M	4.75%, 6/15/2022	1,070,319
1,000M	5.2%, 3/15/2044	1,030,347
1,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	1,064,183
		6,345,938
	Utilities—1.5%
2,000M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	2,017,258
1,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	1,092,400
1,000M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	1,008,834
1,500M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	1,640,842
2,000M	Ohio Power Co., 5.375%, 10/1/2021	2,284,644
2,000M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	1,927,382
1,100M	Sempra Energy, 9.8%, 2/15/2019	1,362,321
1,000M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	1,133,792
		12,467,473
Total Value of Corporate Bonds (cost $178,856,634)		181,391,761
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—4.8%
	Fannie Mae—3.5%
951M	2.5%, 2/1/2030 – 4/1/2030	971,284
5,476M	3%, 3/1/2027 – 10/14/2045 (b)	5,633,404
6,767M	3.5%, 11/1/2028 – 10/14/2045 (b)	7,083,343
5,258M	4%, 12/1/2040 – 10/14/2045 (b)	5,622,711
2,464M	4.5%, 9/1/2040	2,690,878
3,195M	5%, 4/1/2040 – 3/1/2042	3,559,353
1,180M	5.5%, 5/1/2033 – 10/1/2039	1,329,297

114

Principal
Amount	Security	Value
	Fannie Mae (continued)
$ 953M	6%, 5/1/2036 – 10/1/2040	$ 1,079,668
393M	6.5%, 11/1/2033 – 6/1/2036	448,968
627M	7%, 3/1/2032 – 8/1/2032	695,998
		29,114,904
	Freddie Mac—1.3%
3,007M	3.5%, 8/1/2026 – 7/1/2044	3,171,873
2,912M	4%, 11/1/2040 – 4/1/2045	3,104,799
2,314M	4.5%, 10/1/2040 – 5/1/2044	2,530,692
1,457M	5.5%, 5/1/2038 – 10/1/2039	1,637,594
		10,444,958
Total Value of Residential Mortgage-Backed Securities (cost $38,911,065)		39,559,862
	U.S. GOVERNMENT OBLIGATIONS—4.8%
3,500M	U.S. Treasury Bonds, 3.125%, 8/15/2044	3,664,133
	U.S. Treasury Notes:
14,000M	0.06%, 1/31/2016 †	14,000,112
4,000M	0.099%, 1/31/2017 †	3,999,200
5,500M	2%, 2/15/2023	5,573,942
12,000M	0.625%, 1/15/2024 (TIPS)	12,228,332
Total Value of U.S. Government Obligations (cost $39,966,084)		39,465,719
	MUNICIPAL BONDS—1.5%
900M	Crowley, TX Indep. Sch. Dist. GO, 5%, 8/1/2045	1,023,525
1,555M	Crystal City, TX Indep. Sch. Dist. GO, 5%, 2/15/2034	1,796,460
2,370M	Duncanville, TX Indep. Sch. Dist. GO, 5%, 2/15/2025	2,929,628
900M	Minnesota State GO, 5%, 8/1/2035	1,064,925
1,900M	New York City, NY Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.,
	5%, 6/15/2039	2,173,999
900M	New York State Dorm. Auth. State Personal Income Tax Rev.,
	5%, 3/15/2034	1,047,636
1,000M	Texas State Trans. Comn. Mobility Fund, 5%, 10/1/2034	1,177,400
1,000M	Univ. of Oregon Gen. Rev., 5%, 4/1/2045	1,140,330
Total Value of Municipal Bonds (cost $12,110,966)		12,353,903

115

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2015

Principal
Amount	Security		Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.5%
	Fannie Mae—1.0%
	Fannie Mae:
$ 6,000M	1.75%, 11/26/2019		$ 6,110,040
2,250M	2.36%, 12/14/2022		2,251,381
			8,361,421
	Freddie Mac—.5%
	Freddie Mac:
1,000M	5.125%, 10/18/2016		1,048,869
1,500M	5.125%, 11/17/2017		1,636,492
1,000M	1.25%, 5/12/2017		1,010,905
			3,696,266
Total Value of U.S. Government Agency Obligations (cost $11,842,981)			12,057,687
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—7.2%
	Federal Home Loan Bank:
4,500M	0.035%, 10/27/2015		4,499,937
16,000M	0.05%, 11/5/2015		15,999,152
10,000M	0.06%, 10/9/2015		9,999,960
3,800M	0.09%, 11/12/2015		3,799,757
8,000M	0.095%, 10/7/2015		7,999,976
2,500M	0.127%, 10/14/2015		2,499,983
14,200M	Freddie Mac, 0.03%, 11/6/2015		14,199,219
Total Value of Short-Term U.S. Government
Agency Obligations (cost $58,997,909)			58,997,984
Total Value of Investments (cost $693,042,646)		99.9%	823,105,866
Other Assets, Less Liabilities		.1	1,064,823
Net Assets		100.0%	$824,170,689

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

†	Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect of September 30, 2015.

116

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
GO	General Obligation
TIPS	Treasury Inflation-Protected Securities

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

117

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2015

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$479,278,950	$—	$—	$479,278,950
Corporate Bonds	—	181,391,761	—	181,391,761
Residential Mortgage-Backed
Securities	—	39,559,862	—	39,559,862
U.S. Government Obligations	—	39,465,719	—	39,465,719
Municipal Bonds	—	12,353,903	—	12,353,903
U.S. Government Agency
Obligations	—	12,057,687	—	12,057,687
Short-Tem U.S. Government
Agency Obligations	—	58,997,984	—	58,997,984
Total Investments in Securities*	$479,278,950	$343,826,916	$—	$823,105,866

*	The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

118	See notes to financial statements

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

This is the annual report for the First Investors Equity Income Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was –4.31% for Class A shares, –5.16% for Class B shares, –3.96% for Advisor Class shares and –3.97% for Institutional Class shares, including dividends of 14.7 cents per share for Class A shares, 7.0 cents per share for Class B shares, 17.1 cents per share for Advisor Class shares and 16.9 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 46.3 per share for each class of shares.

The Fund primarily invests in dividend-paying stocks and this year, with increased interest rate volatility, the Fund’s high-yielding stocks did not perform well. In the last year we saw the yield on the 10-year Treasury go from a high of 2.48% last September to a low of 1.64% at the end of January. The yield then rose back toward 2.48% in June as the market anticipated that the Federal Reserve (“the Fed”) would raise interest rates in the fall. The Fed decision was to hold off on a rate rise and the yield fell back down toward the 2% range this past September. When interest rates fell over the past few years, fixed income investors looked to dividend-paying equities to supplement their income when money market accounts and CD’s no longer offered compelling returns. When interest rates eventually rise again, and those products become more competitive, investors will likely return to fixed income products as they offer almost no volatility compared to equities.

This past year stocks whose yield is in the 2.5% to 3.25% range were down 6.5%. 1 That yield is the sweet spot for our investment process. Stocks whose yields were greater than 3.25% were down 2.6%. Because of this dynamic, the Fund underperformed its benchmark, the S&P 500. In fact, stocks that have no yield or yield less than 0.32% were up more than 8% for the year. 2 With our mandate to invest in dividend-paying stocks that offer our investors supplemental income it was hard to compete against the Index whch is not subjected to the same constraints.

While the Fund’s absolute performance was disappointing compared to the benchmark and can be attributed to the factors discussed above, there were a few bright spots that let us know our investment process works. With this low interest rate environment, corporations have access to a lot of capital and it has been a very good year for mergers and acquisitions. The Fund has had five names that were acquired this past year. Omnicare, Inc. was the nation’s largest supplier of geriatric pharmaceuticals and ancillary services to nursing facilities and retirement centers. They were acquired by CVS Health Corporation for $12.8 billion dollar or $98 a share in cash. We first started buying Omnicare in the low $60 because of their niche business that was growing nicely and opportunities for the company to grow margins and improve cash flow dramatically. CVS recognized this and made a compelling offer as Omnicare pharmacy business will fit perfectly with CVS.

Kraft Foods has been a long-time holding for the First Investors Equity Income Fund with its solid earnings growth and a dividend in excess of 3%. Kraft merged with Heinz Company

119

Portfolio Manager’s Letter (continued)
EQUITY INCOME FUND

with the backing of 3G Capital, a private equity firm that teamed up with Warren Buffet to take Heinz private a few years ago. The merger will make the Kraft Heinz Company the third largest food and beverage company in North America. In addition to the higher share price, because of the deal premium, we also received a $16.50 special dividend when the transaction closed.

Covidien Ltd. has been another long-time holding of the Equity Income Fund. We were pleasantly surprised when fellow rival medical-device maker, Medtronic, offered to buy them for more than $50 billion. Medtronic was not only interested in Covidien’s strong product pipeline, but they were able to execute a tax inversion deal because Covidien is headquartered in Ireland. Medtronic has long been based in Minnesota, but by acquiring Covidien, they were able to move their base to Ireland and lower their taxes. The Fund kept its shares that it received from the deal and Medtronic has worked out well for the Fund.

Cytec Industries, a small-cap specialty material and chemical company, will be acquired by European composite company, Solvay, for $5.5 billion in an all cash deal. Cytec’s strong relationships in aerospace will be a nice fit for Solvay whose specialty is in automotive. The latest company to be acquired from the Equity Income portfolio is Chubb Corporation. They agreed to a $28 billion deal with ACE, who is a leader in the property and casualty insurance. The combined company will become one of the biggest players in both the commercial and property and casualty insurance. Ace should realize substantial synergies from the deal and the earnings accretion should be significant. This is positive for the Fund, as ACE is already a large holding and we think over the long term the stock offers great upside potential.

The Fund’s biggest underperformance compared to the S&P 500 Index on a relative basis came from its large-cap holdings. The Fund is underweight large-cap stocks compared to the S&P 500. The Fund is a multi-cap Fund that has almost 14% of its assets in small-cap names where the S&P 500 has less than 2% in small caps. The S&P 500 is primarily made up of large- and mid-cap names. For example, Amazon.com is a name the Fund would not invest in because it does not pay a dividend, but it is a big component of the S&P 500 and was up close to 58% last year.

The Fund also underperformed on a relative basis in the Consumer Discretionary and Energy sectors. In Consumer Discretionary the Fund’s position in Extended Stay did not perform as we expected. They are a hotel operator that specializes in customers who stay longer than a week and tend to cater to business people that may have to go to multi week training exercises. Extended Stay was in the middle of a big refurbishment of their properties and was also increasing their back office in terms of new software platforms for booking and billing clients. The first couple of months of the refurbishment went well and saw an uptick in earnings and revenue, but the stock eventually declined.

Whirlpool is another disappointing name for the Fund. Despite making two transformative acquisitions that have the potential increase earnings substantially in the long-term, their short-term execution has taken a hit. Volatile currency markets that have hurt revenue and a

120

prolonged slowdown in their Latin American operations have led to lower earnings revisions. We still believe they have the ability to turn the operations around and we do look for the shares to recover.

In Energy, our slight overweighting versus the peers hurt performance and with the substantial decline in oil most of our energy names were down anywhere from 30% to 50%. We did trim our position at much higher levels, but severity of the declines even with smaller positions hurt the Fund’s overall performance.

Positive relative performance versus the S&P 500 came from Utilities and the Consumer Staples sector. Despite the volatility in the Treasury markets, a few names in Utilities performed well. Portland General Electric was up over 18% in the past year and NiSource was up over 22% after they spun off their pipeline business. In Consumer Staples, one of the Fund’s largest holdings, Altria Group, was up over 23% this year. They surprised the street with better-than-expected earnings and some nice dividend increases. There has also been speculation that SAB Miller, of which they own 26%, is an acquisition target. It is not clear what would happen next, but what is clear is that there is a significant amount of value for Altria in those shares.

As we look forward, we believe dividend-paying stocks should be a focus for any investor. Dividend-paying stocks tend to outperform non-dividend-paying stocks when interest rates are either rising or falling. If we look at stock returns since the 1970’s, dividend-paying stocks have outperformed the S&P 500 Index. The Fund is focused on finding those stocks that not only provide yield and stability, but also provide dividend growth and appreciation.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

1 US Performance Monitor Bank America Merrill Lynch 01 October 2015 page 4
2 US Performance Monitor Bank America Merrill Lynch 01 October 2015 page 4

121

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.21%
Actual		$1,000.00	$ 919.69	$ 5.79
Hypothetical**		$1,000.00	$1,018.90	$ 6.09
Class B Shares	2.06%
Actual		$1,000.00	$ 915.54	$ 9.84
Hypothetical**		$1,000.00	$1,014.66	$10.35
Advisor Class Shares	0.84%
Actual		$1,000.00	$ 920.75	$ 4.02
Hypothetical**		$1,000.00	$1,020.74	$ 4.23
Institutional Class Shares	0.81%
Actual		$1,000.00	$ 921.62	$ 3.88
Hypothetical**		$1,000.00	$1,020.89	$ 4.08

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

122

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Equity Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Equity Income Fund (Class A shares) beginning 9/30/05 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

123

Cumulative Performance Information (unaudited) (continued)
EQUITY INCOME FUND

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class were waived or assumed. If such expenses had been paid by the Advisor Class, the “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.95%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 10.69%.

124

Portfolio of Investments
EQUITY INCOME FUND
September 30, 2015

Shares	Security	Value
	COMMON STOCKS—91.9%
	Consumer Discretionary—10.6%
155,000	American Eagle Outfitters, Inc.	$ 2,422,650
30,568	CBS Corporation – Class “B”	1,219,663
92,700	Comcast Corporation – Special Shares “A”	5,306,148
24,300	CST Brands, Inc.	817,938
40,000	Delphi Automotive, PLC	3,041,600
235,000	Ford Motor Company	3,188,950
180,000	Hanesbrands, Inc.	5,209,200
20,800	Harman International Industries, Inc.	1,996,592
42,200	Home Depot, Inc.	4,873,678
65,000	Johnson Controls, Inc.	2,688,400
34,000	Lear Corporation	3,698,520
36,100	McDonald’s Corporation	3,556,933
82,400	Newell Rubbermaid, Inc.	3,272,104
247,300	Regal Entertainment Group – Class “A”	4,622,037
47,933	Time Warner, Inc.	3,295,394
53,500	Tupperware Brands Corporation	2,647,715
21,900	Walt Disney Company	2,238,180
18,800	Whirlpool Corporation	2,768,488
		56,864,190
	Consumer Staples—9.7%
185,000	Altria Group, Inc.	10,064,000
86,200	Coca-Cola Company	3,458,344
76,700	CVS Health Corporation	7,400,016
20,000	Dr. Pepper Snapple Group, Inc.	1,581,000
23,300	Kimberly-Clark Corporation	2,540,632
28,066	Kraft Heinz Company	1,980,898
65,000	Nielsen Holdings, PLC	2,890,550
32,400	Nu Skin Enterprises, Inc. – Class “A”	1,337,472
63,500	PepsiCo, Inc.	5,988,050
84,500	Philip Morris International, Inc.	6,703,385
77,900	Procter & Gamble Company	5,604,126
39,400	Wal-Mart Stores, Inc.	2,554,696
		52,103,169
	Energy—6.7%
67,600	Black Stone Minerals, LP	932,880
74,400	Chevron Corporation	5,868,672
106,500	ConocoPhillips	5,107,740
38,000	Devon Energy Corporation	1,409,420

125

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2015

Shares	Security	Value
	Energy (continued)
58,200	Enable Midstream Partners, LP	$ 735,648
69,900	ExxonMobil Corporation	5,197,065
34,600	Halliburton Company	1,223,110
94,600	Marathon Oil Corporation	1,456,840
55,400	Marathon Petroleum Corporation	2,566,682
74,500	Occidental Petroleum Corporation	4,928,175
65,500	Royal Dutch Shell, PLC – Class “A” (ADR)	3,104,045
46,300	Suncor Energy, Inc.	1,237,136
62,500	Williams Companies, Inc.	2,303,125
		36,070,538
	Financials—20.1%
55,600	ACE, Ltd.	5,749,040
151,800	AllianceBernstein Holding, LP	4,037,880
35,000	American Express Company	2,594,550
16,300	Ameriprise Financial, Inc.	1,778,819
125,000	Bank of New York Mellon Corporation	4,893,750
151,900	Berkshire Hills Bancorp, Inc.	4,183,326
196,400	Brixmor Property Group, Inc. (REIT)	4,611,472
68,000	Chesapeake Lodging Trust (REIT)	1,772,080
40,556	Chubb Corporation	4,974,193
80,000	Discover Financial Services	4,159,200
250,000	Financial Select Sector SPDR Fund (ETF)	5,665,000
54,600	Invesco, Ltd.	1,705,158
95,000	iShares S&P U.S. Preferred Stock Index Fund (ETF)	3,667,000
39,000	iShares U.S. Real Estate ETF (ETF)	2,767,050
127,800	JPMorgan Chase & Company	7,791,966
160,000	MetLife, Inc.	7,544,000
88,700	Oritani Financial Corporation	1,385,494
128,889	Outfront Media, Inc.	2,680,891
52,900	PNC Financial Services Group, Inc.	4,718,680
36,700	Select Income REIT (REIT)	697,667
89,000	SPDR S&P Regional Banking (ETF)	3,665,020
249,300	Sterling Bancorp	3,707,091
27,800	Travelers Companies, Inc.	2,766,934
103,300	U.S. Bancorp	4,236,333
168,900	Urstadt Biddle Properties, Inc. – Class “A” (REIT)	3,165,186
188,500	Wells Fargo & Company	9,679,475
304,900	WP Glimcher, Inc. (REIT)	3,555,134
		108,152,389

126

Shares		Security	Value
		Health Care—12.2%
43,600		Abbott Laboratories	$ 1,753,592
101,100		AbbVie, Inc.	5,500,851
10,240	*	Allergan, PLC	2,783,334
90,800		Baxalta, Inc.	2,861,108
45,100		Baxter International, Inc.	1,481,535
20,000		Gilead Sciences, Inc.	1,963,800
52,400		GlaxoSmithKline, PLC (ADR)	2,014,780
104,400		Johnson & Johnson	9,745,740
22,000		McKesson Corporation	4,070,660
55,094		Medtronic, PLC	3,687,992
185,211		Merck & Company, Inc.	9,147,571
18,400		Perrigo Company, PLC	2,893,768
404,224		Pfizer, Inc.	12,696,676
25,500		Thermo Fisher Scientific, Inc.	3,118,140
51,952		Zoetis, Inc.	2,139,383
			65,858,930
		Industrials—10.4%
28,600		3M Company	4,054,622
37,000		A.O. Smith Corporation	2,412,030
33,000		Altra Industrial Motion Corporation	762,960
45,000		Eaton Corporation, PLC	2,308,500
15,000		G&K Services, Inc. – Class “A”	999,300
30,000	*	Generac Holdings, Inc.	902,700
17,800		General Dynamics Corporation	2,455,510
396,400		General Electric Company	9,997,208
61,900		Honeywell International, Inc.	5,861,311
40,000		Industrial Select Sector SPDR Fund (ETF)	1,995,600
91,450		ITT Corporation	3,057,174
72,000		KAR Auction Services, Inc.	2,556,000
19,000		Lockheed Martin Corporation	3,938,890
20,000		Ryder System, Inc.	1,480,800
20,000		Snap-On, Inc.	3,018,800
64,075		Tyco International, PLC	2,143,950
46,700		United Parcel Service, Inc. – Class “B”	4,608,823
37,500		United Technologies Corporation	3,337,125
			55,891,303
		Information Technology—10.2%
59,900		Apple, Inc.	6,606,970
28,600		Automatic Data Processing, Inc.	2,298,296
15,000		Avago Technologies, Ltd.	1,875,150

127

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2015

Shares	Security	Value
	Information Technology (continued)
342,100	Cisco Systems, Inc.	$ 8,980,125
105,000	EMC Corporation	2,536,800
244,700	Intel Corporation	7,375,258
105,000	Juniper Networks, Inc.	2,699,550
37,000	Lexmark International Group, Inc. – Class “A”	1,072,260
86,600	Mentor Graphics Corporation	2,132,958
46,800	Methode Electronics, Inc.	1,492,920
62,600	Microchip Technology, Inc.	2,697,434
225,000	Microsoft Corporation	9,958,500
52,800	QUALCOMM, Inc.	2,836,944
39,200	TE Connectivity, Ltd.	2,347,688
		54,910,853
	Materials—3.5%
36,600	Cytec Industries, Inc.	2,702,910
96,900	Dow Chemical Company	4,108,560
47,600	DuPont (E.I.) de Nemours & Company	2,294,320
95,900	International Paper Company	3,624,061
31,700	LyondellBasell Industries NV – Class “A”	2,642,512
45,000	Olin Corporation	756,450
47,900	WestRock Company	2,463,976
		18,592,789
	Telecommunication Services—3.2%
226,730	AT&T, Inc.	7,386,865
226,800	Verizon Communications, Inc.	9,868,068
		17,254,933
	Utilities—5.3%
64,500	American Electric Power Company, Inc.	3,667,470
140,000	CenterPoint Energy, Inc.	2,525,600
40,000	Dominion Resources, Inc.	2,815,200
40,000	Duke Energy Corporation	2,877,600
93,000	Exelon Corporation	2,762,100
30,100	NextEra Energy, Inc.	2,936,255
64,000	Portland General Electric Company	2,366,080
155,000	PPL Corporation	5,097,950
76,200	Vectren Corporation	3,201,162
		28,249,417
Total Value of Common Stocks (cost $396,245,972)		493,948,511

128

Shares or
Principal
Amount	Security	Value
	PREFERRED STOCKS—1.6%
	Financials—1.3%
800	Citizens Financial Group, Inc., Series A, 5.5%, 2049	$ 782,000
50,500	Digital Realty Trust, Inc., Series G (REIT), 5.875%, 2049	1,185,235
102,800	JPMorgan Chase & Company, Series Y, 6.125%, 2020	2,582,336
	Urstadt Biddle Properties, Inc. (REIT):
46,000	Series F, 7.125%, 2049	1,209,800
49,000	Series G, 6.75%, 2049	1,254,155
		7,013,526
	Health Care—.3%
1,600	Allergan, PLC, Series A, 5.5%, 2018	1,509,536
Total Value of Preferred Stocks (cost $8,621,346)		8,523,062
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—5.9%
	Federal Home Loan Bank:
$14,000M	0.03%, 10/21/2015	13,999,846
7,000M	0.035%, 10/27/2015	6,999,902
7,000M	0.05%, 11/5/2015	6,999,629
3,000M	0.06%, 10/9/2015	2,999,988
1,000M	0.095%, 10/7/2015	999,997
Total Value of Short-Term U.S. Government
Agency Obligations (cost $31,999,194)		31,999,362
Total Value of Investments (cost $436,866,512)	99.4%	534,470,935
Other Assets, Less Liabilities	.6	2,972,683
Net Assets	100.0%	$537,443,618

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

129

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$493,948,511	$—	$—	$493,948,511
Preferred Stocks	8,523,062	—	—	8,523,062
Short-Tem U.S. Government
Agency Obligations	—	31,999,362	—	31,999,362
Total Investments in Securities*	$502,471,573	$31,999,362	$—	$534,470,935

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

130	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was –5.62% for Class A shares, –6.33% for Class B shares, –5.24% for Advisor Class shares and –5.27% for Institutional Class shares, including dividends of 18.6 cents per share for Class A shares, 4.1 cents per share for Class B shares, 23.9 cents per share for Advisor Class shares and 24.5 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $1.045 per share on each class of shares.

During the period under review, the Fund’s results were driven by a challenging market environment, with heightened volatility during the beginning and ending of the year under review. While macro trends indicated a continuation of the gradually improving economic conditions in the U.S., potential changes in policy from the Federal Reserve (“the Fed”) hung over the markets for most of the past year, keeping stock market returns in check. Increased global economic and market volatility, from countries as diverse as China and Greece, also weighed on the Fund, as any direct or indirect exposure was affected. Many multinational companies also faced significant currency headwinds, as the U.S. Dollar rallied nearly 15% in the past year against most major global currencies.

While U.S. corporate earnings growth has remained positive, absolute rates of growth have decelerated to a low single digit percentage from the past years’ faster rates of growth. Market valuations have also reached a level where positive re-ratings cannot be supported without robust earnings growth performance continuing. As such, market breadth has narrowed, creating fewer winners and concentrating performance on a lower quantity of high profile names, sectors and strategies.

This fiscal year’s market results had a negative tone overall, with most broad market indices posting results in the red for the period under review. Small- and mid-cap strategies did outperform larger capitalization stocks on a relative basis, as did “growth” style investing over “value”. Dividend-paying stocks were particularly weak, as the rise in U.S. Treasury bond yields for most of the past year caused investors to sell dividend-focused equities and reallocate towards fixed income where returns are more predictable. Investors tended away from companies with consistent profitability, earnings growth, and solid balance sheets in favor of more shorter-term trading characteristics. Price and technical momentum factors drove outperformance. Mergers and acquisitions activity remained robust though, amid low rates, a healthy appetite for fixed income, and continued to drive strong performance, especially in the Healthcare and Utilities sectors.

These conditions produced a challenging and ultimately disappointing year for the Fund on an absolute basis, which continued to invest across all market capitalization segments,

131

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

allocating 70% of its holdings to large-cap, 16% to mid-cap and 14% to small-cap stocks (ranges defined by Lipper) as of September 30, 2015.

Given that backdrop, it is not surprising that the Fund’s longtime strategy struggled and underperformed its benchmark for the period under review. The Fund’s large-, mid- and small-cap segments all provided negative returns. The large-cap segments performance was in line with the benchmark on a relative basis, while the small- and mid-cap segments underperformed. The Fund saw weakness across the board, with all sectors except Telecommunications and Basic Materials underperforming.

While there were individual investments which benefited the Fund from the Healthcare, Technology and Consumer Discretionary sectors, the Fund suffered from broadly weaker stock selection relative to the benchmark most notably in: Healthcare, Industrials, Consumer Staples and Consumer Discretionary. The Fund also underperformed the Financials sector due to stock selection issues and underweighting versus peers. Another factor affecting relative performance was the narrowing of breadth as noted above. Not owning select names played a greater part in this year’s performance variance than in the past. Finally, dividend-paying stocks also underperformed, a key longtime strategy of the Growth & Income Fund. The Fund has maintained a 90%+ weighting toward stocks which pay dividends.

Among the positives, while there were few, they were notable. Within Consumer Discretionary, shares of long-term holding L Brands, owner of the Victoria’s Secret and Bath & Body Works retail chains rose 41% on strong sales and earnings and a special dividend. Automotive component makers Delphi Automotive and Lear Corporation rallied 26% and 27%, respectively on increased dollar content per vehicle and greater new car sales worldwide. Within Technology, shares of Avago Technologies rose 45% on increased smartphone component sales and its acquisitions of competitors Broadcom and Emulex. Likewise, chip maker NXP Semiconductors rallied 27% on its semiconductor content improvements and merger with competitor, Freescale. In Healthcare, shares of Omnicare, a provider of pharmacy services to nursing homes rose 59% on its being acquired by CVS Caremark. Shares of Cytec, a specialty fiber and composites manufacturer rallied 58% on its receipt of a takeover offer from European chemical firm, Solvay.

Among the reasons for negative sector performance, the Fund’s Healthcare exposure was hurt by its larger-cap pharmaceutical and biotech holdings. Shares of Gilead Sciences (the Fund’s largest holding) was down 7% despite robust earnings and a bright outlook. Worries about competition for its Hepatitis C drugs and lack of visibility in the near term R&D pipeline, weighed on shares. Additionally, shares of Johnson & Johnson, Merck, AbbVie and Mylan also similarly weighed on Fund performance despite solid fundamentals.

132

Within Industrials, firms with exposure to the Energy sector faced challenges growing their earnings. Shares of tank-car maker Greenbrier, which fell 55%, benefited from the flow of oil from areas where it was transported by rail, namely the Bakken basin. However the sharp drop in prices has curtailed production from those wells creating a glut of unused tank cars, despite new regulations on tank-car safety prompting fleet upgrades. Additionally, the Fund’s holdings of Tyco International, ITT Corporation and Altra Holdings were weaker during the year as they sell components and services to the Energy space as part of their diversified conglomerate structure and are facing modest near-term headwinds.

Within the Consumer Staples sector, shares of Tupperware faced the challenges of a global enterprise. With only 25% of their sales in North America, Tupperware has been hurt by the strong U.S. dollar. While local sales and earnings have performed well, when converted back to U.S. currency, earnings look like they are lower. The shares have sold off 25% over the past year.

Among Consumer Discretionary names, shares of CBS Corporation traded lower by 25% on fears that traditional network TV was losing market share and advertising revenues. This despite its strong primetime ratings and solid cash flows. Automotive component makers Johnson Controls and Borg Warner traded lower despite robust global car sales. These stocks got caught up in the Chinese market and economic meltdown, as investors feared about auto sales in that market. This sector was also most notably hurt by our lack of exposure to certain names. We did not own shares of Nike, Amazon, Starbucks and Netflix, as they did not meet our investment criteria. Most years this would not be an issue. However, not owning these stocks this year did impact the Fund’s performance meaningfully in a negative fashion.

Financials were also a source of underperformance. We have maintained an underweight versus the benchmark over the past several years, as increased regulatory scrutiny has limited profit. The underweighting versus the benchmark hurt the Fund again this year. We have gradually increased our exposures over the past year, from 9.7% to 11% this year. Disappointing performance from credit card issuers Discover Financial and American Express, down 18% and 14% respectively, impacted the Fund’s results. Additionally, shares of Ameriprise traded lower by 9.8% on potential negative implications from new Department of Labor fiduciary standards for financial representatives that have been proposed.

Thank you for your patience as we work through a difficult market environment. Our goal has been to stay true to our long-term investment approach. Changing one’s strategy every year to meet the short term is never a good thing. This past year has been

133

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

a challenge for this investment style. While it would be easy to capitulate, and buy the current strategy in favor, we have not wavered. We have maintained our discipline and continue to focus on the long-term horizon with the goal of providing you solid results over time consistent with what you have been accustomed to in the past.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

134

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.15%
Actual		$1,000.00	$ 894.28	$5.43
Hypothetical**		$1,000.00	$1,019.20	$5.79
Class B Shares	1.92%
Actual		$1,000.00	$ 891.02	$9.05
Hypothetical**		$1,000.00	$1,015.36	$9.65
Advisor Class Shares	0.75%
Actual		$1,000.00	$ 896.03	$3.55
Hypothetical**		$1,000.00	$1,021.19	$3.78
Institutional Class Shares	0.76%
Actual		$1,000.00	$ 896.12	$3.59
Hypothetical**		$1,000.00	$1,021.14	$3.83

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

135

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/05 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

136

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Advisor Class, the “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 8.23%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 8.30%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 10.69%.

137

Portfolio of Investments
GROWTH & INCOME FUND
September 30, 2015

Shares		Security	Value
		COMMON STOCKS—98.0%
		Consumer Discretionary—17.0%
700,000		American Eagle Outfitters, Inc.	$ 10,941,000
260,000		BorgWarner, Inc.	10,813,400
425,000		CBS Corporation – Class “B”	16,957,500
305,000		Delphi Automotive, PLC	23,192,200
200,000		Finish Line, Inc. – Class “A”	3,860,000
175,000		Foot Locker, Inc.	12,594,750
675,000		Ford Motor Company	9,159,750
99,900		GNC Holdings, Inc. – Class “A”	4,037,958
250,000		Hanesbrands, Inc.	7,235,000
115,000		Harman International Industries, Inc.	11,038,850
180,000		Home Depot, Inc.	20,788,200
405,600	*	Jarden Corporation	19,825,728
365,000		Johnson Controls, Inc.	15,096,400
200,000		L Brands, Inc.	18,026,000
200,000		Lear Corporation	21,756,000
148,400		Magna International, Inc.	7,124,684
360,000		Newell Rubbermaid, Inc.	14,295,600
191,000		Penske Automotive Group, Inc.	9,252,040
401,700		Stein Mart, Inc.	3,888,456
300,000		Tupperware Brands Corporation	14,847,000
160,000		Walt Disney Company	16,352,000
50,000		Whirlpool Corporation	7,363,000
55,000		Wyndham Worldwide Corporation	3,954,500
			282,400,016
		Consumer Staples—9.6%
450,000		Altria Group, Inc.	24,480,000
360,000		Coca-Cola Company	14,443,200
270,000		CVS Health Corporation	26,049,600
192,400		Delhaize Group (ADR)	4,257,812
200,000	*	Koninklijke Ahold NV (ADR)	3,898,000
90,300		Nielsen Holdings, PLC	4,015,641
375,000		Nu Skin Enterprises, Inc. – Class “A”	15,480,000
165,000		PepsiCo, Inc.	15,559,500
295,000		Philip Morris International, Inc.	23,402,350
105,000		Procter & Gamble Company	7,553,700
253,800		Tyson Foods, Inc. – Class “A”	10,938,780
160,000		Wal-Mart Stores, Inc.	10,374,400
			160,452,983

138

Shares	Security	Value
	Energy—6.3%
138,000	Anadarko Petroleum Corporation	$ 8,333,820
35,000	Chevron Corporation	2,760,800
81,200	Columbia Pipeline Group, Inc.	1,485,148
230,000	ConocoPhillips	11,030,800
245,000	Devon Energy Corporation	9,087,050
200,000	ExxonMobil Corporation	14,870,000
100,000	Hess Corporation	5,006,000
6,920	Hugoton Royalty Trust	20,414
300,000	Marathon Oil Corporation	4,620,000
354,498	Marathon Petroleum Corporation	16,423,892
90,000	National Oilwell Varco, Inc.	3,388,500
100,000	Occidental Petroleum Corporation	6,615,000
115,000	Phillips 66	8,836,600
48,300	Schlumberger, Ltd.	3,331,251
350,200	Suncor Energy, Inc.	9,357,344
		105,166,619
	Financials—12.3%
120,000	ACE, Ltd.	12,408,000
250,000	American Express Company	18,532,500
150,000	Ameriprise Financial, Inc.	16,369,500
532,500	Brixmor Property Group, Inc. (REIT)	12,503,100
145,000	Citizens Financial Group, Inc.	3,459,700
300,000	Discover Financial Services	15,597,000
450,000	Financial Select Sector SPDR Fund (ETF)	10,197,000
50,000	iShares Core S&P Mid-Cap ETF (ETF)	6,830,500
100,000	iShares Russell 2000 ETF (ETF)	10,920,000
396,730	JPMorgan Chase & Company	24,188,628
56,300	Morgan Stanley	1,773,450
150,000	PNC Financial Services Group, Inc.	13,380,000
40,000	SPDR S&P 500 ETF Trust (ETF)	7,665,200
250,000	SPDR S&P Regional Banking (ETF)	10,295,000
486,339	Sunstone Hotel Investors, Inc. (REIT)	6,434,265
355,000	U.S. Bancorp	14,558,550
400,000	Urstadt Biddle Properties, Inc. – Class “A” (REIT)	7,496,000
237,050	Wells Fargo & Company	12,172,518
		204,780,911

139

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2015

Shares		Security	Value
		Health Care—18.1%
400,000		Abbott Laboratories	$ 16,088,000
335,000		AbbVie, Inc.	18,227,350
95,000	*	Allergan, PLC	25,821,950
240,000		Baxalta, Inc.	7,562,400
175,000		Baxter International, Inc.	5,748,750
170,000		Cardinal Health, Inc.	13,059,400
160,000	*	Express Scripts Holding Company	12,953,600
320,000		Gilead Sciences, Inc.	31,420,800
200,500		Hill-Rom Holdings, Inc.	10,423,995
270,625		Johnson & Johnson	25,262,844
9,375	*	Mallinckrodt, PLC	599,438
70,900		McKesson Corporation	13,118,627
167,960		Medtronic, PLC	11,243,242
325,000		Merck & Company, Inc.	16,051,750
350,000	*	Mylan NV	14,091,000
869,301		Pfizer, Inc.	27,304,744
240,000		Phibro Animal Health Corporation – Class “A”	7,591,200
260,000		Thermo Fisher Scientific, Inc.	31,792,800
246,800	*	VWR Corporation	6,340,292
168,905		Zoetis, Inc.	6,955,508
			301,657,690
		Industrials—8.5%
140,000		3M Company	19,847,800
255,000		Altra Industrial Motion Corporation	5,895,600
77,000		Caterpillar, Inc.	5,032,720
200,000	*	Generac Holdings, Inc.	6,018,000
250,000		General Electric Company	6,305,000
209,700		Honeywell International, Inc.	19,856,493
226,700		ITT Corporation	7,578,581
20,000		Lockheed Martin Corporation	4,146,200
189,700		Ryder System, Inc.	14,045,388
90,000		Snap-On, Inc.	13,584,600
125,100	*	TAL International Group, Inc.	1,710,117
149,600		Textainer Group Holdings, Ltd.	2,466,904
361,200		Textron, Inc.	13,595,568
275,000		Tyco International, PLC	9,201,500
140,000		United Technologies Corporation	12,458,600
			141,743,071

140

Shares		Security	Value
		Information Technology—19.1%
310,000		Apple, Inc.	$ 34,193,000
350,000	*	ARRIS Group, Inc.	9,089,500
160,000		Avago Technologies, Ltd.	20,001,600
900,000		Cisco Systems, Inc.	23,625,000
200,000	*	eBay, Inc.	4,888,000
850,000		EMC Corporation	20,536,000
475,000		Hewlett-Packard Company	12,164,750
583,775		Intel Corporation	17,594,979
151,425		International Business Machines Corporation	21,952,082
555,000		Juniper Networks, Inc.	14,269,050
625,000		Mentor Graphics Corporation	15,393,750
290,900		Methode Electronics, Inc.	9,279,710
625,000		Microsoft Corporation	27,662,500
140,000	*	NXP Semiconductors NV	12,189,800
350,000		Oracle Corporation	12,642,000
180,000	*	PTC, Inc.	5,713,200
220,000	*	Qorvo, Inc.	9,911,000
250,000		QUALCOMM, Inc.	13,432,500
455,500		Symantec Corporation	8,868,585
158,300	*	Synaptics, Inc.	13,053,418
150,000		TE Connectivity, Ltd.	8,983,500
75,000	*	Yahoo!, Inc.	2,168,250
			317,612,174
		Materials—3.2%
200,000		Cytec Industries, Inc.	14,770,000
210,000		International Paper Company	7,935,900
40,000		Praxair, Inc.	4,074,400
135,000		RPM International, Inc.	5,655,150
247,400	*	Trinseo SA	6,246,850
295,000		WestRock Company	15,174,800
			53,857,100
		Telecommunication Services—2.1%
500,000		AT&T, Inc.	16,290,000
425,000		Verizon Communications, Inc.	18,491,750
			34,781,750

141

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2015

Shares or
Principal
Amount		Security		Value
		Utilities—1.8%
109,600		AGL Resources, Inc.		$ 6,689,984
450,000	*	Dynegy, Inc.		9,301,500
425,000		Exelon Corporation		12,622,500
81,200		NiSource, Inc.		1,506,260
				30,120,244
Total Value of Common Stocks (cost $1,134,388,526)				1,632,572,558
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—2.0%
		Federal Home Loan Bank:
$ 6,000M		0.04%, 10/27/2015		5,999,916
3,000M		0.06%, 10/9/2015		2,999,988
9,000M		0.06%, 11/9/2015		8,999,460
13,000M		0.095%, 10/7/2015		12,999,961
2,500M		0.127%, 10/14/2015		2,499,982
Total Value of Short-Term U.S. Government
Agency Obligations (cost $33,498,881)				33,499,307
Total Value of Investments (cost $1,167,887,407)			100.0%	1,666,071,865
Other Assets, Less Liabilities			.0	656,315
Net Assets			100.0%	$1,666,728,180

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

142

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,632,572,558	$—	$—	$1,632,572,558
Short-Term U.S. Government
Agency Obligations	—	33,499,307	—	33,499,307
Total Investments in Securities*	$1,632,572,558	$33,499,307	$—	$1,666,071,865

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	143

Portfolio Manager’s Letter
GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2015. During the period, the Fund outperformed the MSCI ACWI Index, returning 0.87% for Class A shares, 0.09% for Class B shares, 1.37% for Advisor Class shares and 1.37% for Institutional Class shares, on a net asset value basis. The Fund distributed capital gains of $1.514 per share for each class of shares.

Accommodative global monetary policy continued to be a central theme in late 2014 and early 2015. The Bank of Japan unexpectedly expanded its quantitative easing (“QE”) policy and the People’s Bank of China surprised markets with its first rate cut in two years. Investors cheered after the European Central Bank over-delivered on already-high expectations with its bold announcement of an open-ended sovereign QE program to combat record-low inflation and stimulate growth in Europe. Late in the second quarter of 2015, the Greek debt crisis took center stage. Despite the default and fears of contagion among the European peripheral countries, global economic data remained constructive, with continued signs of a gradual recovery in the U.S. and Europe. A continued boom in corporate takeovers also fueled bullish sentiment.

Global investors breathed a collective sigh of relief after the Greek parliament approved the tough austerity measures and German lawmakers voted in favor of starting negotiations on Greece’s third bailout package. However, investor fears were amplified in mid-August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends, a weaker-than-anticipated global growth backdrop, and a competitive currency-devaluation race. The U.S. Federal Reserve’s decision to leave policy rates unchanged in September, coupled with an unexpectedly dovish policy statement, led to concerns about the U.S. economy.

Within the MSCI All Country World Index, only three of the ten sectors posted positive absolute returns. Consumer Discretionary (+5.2%), Consumer Staples (+3.1%), and Healthcare (+3.0%) sectors led the Index, while the Energy (–33.3%), Materials (–23.1%), and Telecommunications Services (–7.9%) sectors lagged the broader market. On a regional basis, only the Developed Middle East (+3.13%) posted positive absolute results for the review period. Japan (–1.9%) and North America (–2.2%) declined the least, while Emerging Markets (–19.0%) and Emerging Middle East (–17.9%) lagged.

The Fund’s relative outperformance was primarily due to strong security selection within Industrials, Financials, Healthcare, Consumer Discretionary, and Materials sectors, which more than offset weaker stock selection in the Energy sector.

Sector allocation, a residual result of our bottom-up stock selection process, also contributed positively to relative returns. Underweight allocations to the weaker-performing Energy and Materials sectors and an overweight allocation to the stronger Healthcare sector contributed to relative outperformance. An underweight to the stronger performing Consumer Staples

144

sector partially offset these positive relative results. On a regional basis, security selection within North America and Europe ex UK drove relative outperformance, more than offsetting weaker selection within Emerging Markets. Regional allocation was also additive.

Top contributors to relative performance included biopharmaceutical company Bristol-Myers Squibb, stock and futures exchange Hong Kong Exchange, and e-commerce company, Amazon.

The largest detractors from relative performance included American oil and gas exploration company Anadarko Petroleum, Greek bank Alpha Bank, and South Korean memory semiconductor supplier SK Hynix.

From a regional perspective, we were underweight in the Emerging Markets countries. Our positioning remained mostly concentrated in China and India, and aside from the heightened volatility, we are comfortable with the companies we own and have selectively added where appropriate. We also remained favorable toward some of the Indian financial stocks as technology has begun to deliver tangible benefits to the banks and cyclical improvements in the economy are helping to reduce the flow of problem loans. Additionally, the Fund maintained an overweight in North America. At the end of the review period, the portfolio’s largest overweight allocations relative to the Index were in the Healthcare, Consumer Discretionary, and Information Technology sectors, while the largest underweight positions were in the Energy, Materials, and Utilities sectors.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

145

Fund Expenses (unaudited)
GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.45%
Actual		$1,000.00	$ 933.16	$ 6.99
Hypothetical**		$1,000.00	$1,017.70	$ 7.29
Class B Shares	2.24%
Actual		$1,000.00	$ 929.36	$10.77
Hypothetical**		$1,000.00	$1,013.76	$11.25
Advisor Class Shares	1.04%
Actual		$1,000.00	$ 935.20	$ 5.02
Hypothetical**		$1,000.00	$1,019.74	$ 5.24
Institutional Class Shares	1.01%
Actual		$1,000.00	$ 935.44	$ 4.87
Hypothetical**		$1,000.00	$1,019.89	$ 5.09

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

146

Cumulative Performance Information (unaudited)
GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Index.

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/05 with a theoretical investment in the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging market country indices. The Index consists of 45 country indices including 24 developed and 21 emerging market country indices. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

147

Cumulative Performance Information (unaudited) (continued)
GLOBAL FUND

Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (5.00%), 6.55% and 4.39%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.17%), 6.72% and 4.33%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.32% and 8.48%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.32% and 8.63%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Morgan Stanley & Co., Inc. and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 5.07%.

148

Portfolio of Investments
GLOBAL FUND
September 30, 2015

Shares		Security	Value
		COMMON STOCKS—96.4%
		United States—64.8%
62,820		Accenture, PLC – Class “A”	$ 6,172,693
20,080		Advance Auto Parts, Inc.	3,805,762
40,340	*	Alkermes, PLC	2,366,748
41,940	*	Allergan, PLC	11,399,711
13,110	*	Alliance Data Systems Corporation	3,395,228
17,131	*	Amazon.com, Inc.	8,769,188
97,770		American Airlines Group, Inc.	3,796,409
46,257		American International Group, Inc.	2,628,323
109,835		Anadarko Petroleum Corporation	6,632,936
20,670		Apple, Inc.	2,279,901
737,280		Bank of America Corporation	11,486,822
41,780		Becton, Dickinson & Company	5,542,535
7,430	*	Biogen, Inc.	2,168,148
16,081		BlackRock, Inc.	4,783,615
229,700		Bristol-Myers Squibb Company	13,598,240
153,680	*	CBRE Group, Inc. – Class “A”	4,917,760
5,388	*	Chipotle Mexican Grill, Inc.	3,880,707
167,359		Cisco Systems, Inc.	4,393,174
99,410		Delphi Automotive, PLC	7,559,136
61,642		Dunkin’ Brands Group, Inc.	3,020,458
44,270		Edison International	2,792,109
56,820		Eli Lilly & Company	4,755,266
25,400	*	Envestnet, Inc.	761,238
29,160		Equifax, Inc.	2,833,769
113,357		Estee Lauder Companies, Inc. – Class “A”	9,145,643
49,980	*	Facebook, Inc. – Class “A”	4,493,202
47,100		Fortune Brands Home & Security, Inc.	2,235,837
36,874		Goldman Sachs Group, Inc.	6,407,226
18,365	*	Google, Inc. – Class “C”	11,173,633
72,301		Halliburton Company	2,555,840
63,866		Harley-Davidson, Inc.	3,506,243
35,230	*	HCA, Inc.	2,725,393
187,260		Hilton Worldwide Holdings Inc.	4,295,744
75,710		Honeywell International, Inc.	7,168,980
20,620	*	Illumina Inc.	3,625,408
28,460		IntercontinentalExchange, Inc.	6,687,815
98,950		Invesco, Ltd.	3,090,209
28,077		L Brands, Inc.	2,530,580
27,540		Manpower Group, Inc.	2,255,251
12,785		McKesson Corporation	2,365,609
113,481		Merck & Company, Inc.	5,604,827

149

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2015

Shares		Security	Value
		United States (continued)
148,670	*	Micron Technology, Inc.	$ 2,227,077
243,784		Microsoft Corporation	10,789,880
191,731		Mondelez International, Inc. – Class “A”	8,027,777
35,490	*	Monster Beverage Corporation	4,796,119
44,360		Mylan NV	1,785,934
154,915		Nielsen Holdings, PLC	6,889,070
69,510		Northern Trust Corporation	4,737,802
2,361	*	Priceline.com, Inc.	2,920,226
9,320	*	Regeneron Pharmaceuticals, Inc.	4,335,105
62,554		Robert Half International, Inc.	3,200,263
55,330	*	SBA Communications Corporation – Class “A”	5,795,264
30,715	*	Teledyne Technologies, Inc.	2,773,564
38,268	*	United Continental Holdings, Inc.	2,030,117
62,635		UnitedHealth Group, Inc.	7,266,286
32,367		VF Corporation	2,207,753
128,410		Visa, Inc.	8,945,041
22,973		Vulcan Materials Company	2,049,192
41,485	*	WABCO Holdings, Inc.	4,348,873
32,128		Western Digital Corporation	2,552,248
103,538		WisdomTree Investments, Inc.	1,670,068
			292,954,975
		Japan—6.7%
142,600		Asics Corporation	3,398,758
41,900		Daito Trust Construction Company, Ltd.	4,257,241
214,300		Honda Motor Company, Ltd.	6,396,151
71,100		M3, Inc.	1,412,957
74,000		Olympus Corporation	2,308,675
162,850		Seven & I Holdings Company, Ltd.	7,431,360
119,000		Sumitomo Mitsui Financial Group, Inc.	4,512,517
17,384		Tokio Marine Holdings, Inc.	649,466
			30,367,125
		France—5.3%
118,294		Airbus Group SE	7,005,414
147,478		BNP Paribas SA	8,682,682
36,601		Essilor International SA	4,471,509
169,930		Orange SA	2,576,027
10,808		Valeo SA	1,467,486
			24,203,118

150

Shares		Security	Value
		China—3.5%
70,665	*	Alibaba Group Holding, Ltd. (ADR)	$ 4,167,115
18,562	*	Baidu.com, Inc. (ADR)	2,550,604
1,467,000		China Life Insurance Co., Ltd.	5,111,582
388,000		ENN Energy Holdings, Ltd.	1,868,507
1,102,000		PICC Property and Casualty Company, Ltd.	2,158,480
			15,856,288
		United Kingdom—2.9%
79,491		AstraZeneca, PLC	5,041,190
519,043		Sky, PLC	8,211,772
			13,252,962
		Germany—2.8%
22,311		Beiersdorf AG	1,977,680
42,373		Brenntag AG	2,286,197
258,380		Vonovia SE	8,316,270
			12,580,147
		India—2.8%
164,821		Axis Bank, Ltd.	1,249,957
20,550		HDFC Bank, Ltd. (ADR)	1,255,399
1,654,938		ICICI Bank Ltd.	6,839,674
868,456		State Bank of India	3,150,408
			12,495,438
		Netherlands—1.6%
180,473		ING Groep NV – CVA	2,551,019
53,031	*	NXP Semiconductors NV	4,617,409
			7,168,428
		Spain—1.0%
132,811		Industria de Diseno Textil SA	4,453,371
		Belgium—.9%
37,797		Anheuser-Busch InBev NV	4,019,942
		South Korea—.8%
135,529		SK Hynix, Inc.	3,865,358

151

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2015

Shares or
Principal
Amount		Security		Value
		Sweden—.8%
100,821		Hennes & Mauritz AB – B Shares		$ 3,683,635
		Italy—.7%
72,923		Banca Generali SpA		2,057,106
196,277		FinecoBank Banca Fineco SpA		1,304,383
				3,361,489
		Mexico—.6%
381,360	*	Cemex SAB de CV		2,665,706
		Canada—.6%
134,500		Canadian Natural Resources, Ltd.		2,621,465
		Hong Kong—.4%
77,098		Hong Kong Exchanges & Clearing, Ltd.		1,768,705
		Switzerland—.2%
18,606	*	Julius Baer Group, Ltd.		844,936
Total Value of Common Stocks (cost $435,757,015)				436,163,088
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—3.4%
		United States
		Federal Home Loan Bank:
$9,400M		0.035%, 10/27/2015		9,399,868
4,000M		0.095%, 10/7/2015		3,999,988
2,000M		0.127%, 10/14/2015		1,999,986
Total Value of Short-Term U.S. Government
Agency Obligations (cost $15,399,607)				15,399,842
Total Value of Investments (cost $451,156,622)			99.8%	451,562,930
Other Assets, Less Liabilities			.2	735,201
Net Assets			100.0%	$452,298,131

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts

152

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$292,954,975	$—	$—	$292,954,975
Japan	—	30,367,125	—	30,367,125
France	—	24,203,118	—	24,203,118
China	6,717,719	9,138,569	—	15,856,288
United Kingdom	—	13,252,962	—	13,252,962
Germany	—	12,580,147	—	12,580,147
India	1,255,399	11,240,039	—	12,495,438
Netherlands	—	7,168,428	—	7,168,428
Spain	—	4,453,371	—	4,453,371
Belgium	—	4,019,942	—	4,019,942
South Korea	—	3,865,358	—	3,865,358
Sweden	—	3,683,635	—	3,683,635
Italy	—	3,361,489	—	3,361,489
Mexico	2,665,706	—	—	2,665,706
Canada	2,621,465	—	—	2,621,465
Hong Kong	—	1,768,705	—	1,768,705
Switzerland	—	844,936	—	844,936
Short-Term U.S. Government
Agency Obligations	—	15,399,842	—	15,399,842
Total Investments in Securities*	$306,215,264	$145,347,666	$—	$451,562,930

*	Includes certain foreign securities that were fair valued due to fluctuation in U.S. securities markets exceeding a predetermined level or a foreign market being closed; therefore, $129,947,824 of investment securities were classified as Level 2 instead of Level 1.

Transfers between Level 1 and Level 2 securities as of September 30, 2015 resulted from securities priced previously with an official close price (Level 1 securities) or securities fair valued by the
Valuation Committee (Level 2 securities). Transfers from Level 2 to Level 1 as of September 30, 2015 were $48,217,418. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	153

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was 6.12% for Class A shares, 5.30% for Class B shares, 6.61% for Advisor Class shares and 6.56% for Institutional Class shares, including dividends of 0.1 cents per share for Class A shares, 0.8 cents per share for Advisor Class shares and 1.5 cents per share for Institutional Class shares. The Fund did not declare dividends for Class B shares.

The Fund’s solid performance for the period was helped by finding companies that continue to deliver earnings in excess of expectations that still trade at reasonable valuations. While high growth by itself was not an attribute investors favored, unexpected growth factors such as positive estimate revisions and positive earnings surprises proved to be in demand. In a similar vein, deep value factors such as low price-to-book and high dividend yield were laggards during the year, but value measured by low price-to-earnings ratios were favored by investors. Thus, attributes that we favor while selecting stocks for the Fund were also preferred by the market during the fiscal year.

The market started the fiscal year with very strong performance that lasted for almost three quarters as several data points showed signs of improvement in the United States economy. A continuing improvement in the number of job-openings coupled with a firmer housing market, along with accommodative central bankers both domestically and abroad, allowed investors to feel more optimistic. But a correction in Chinese A-shares in June brought forth considerable uncertainty about the strength of the global economy. Also, a continual seesaw in language from various Federal Reserve (“the Fed”) sources created a guessing game in regards to the timing of the first rate hike in nine years. As a result, the fiscal third quarter ended with a gain of just a quarter of a percent, while the fourth quarter was dominated by a 9% correction in August and September.

The Fund’s solid performance for the fiscal year was helped by the Industrials and Healthcare sectors. In Industrials, Alaska Air Group delivered great earnings from both lower fuel costs and a continuing successful broadening of its route offerings into the lower 48 states. The stock also performed well during the previous fiscal year and added an 84% return this year to last year’s 41% gain. Railcar component manufacturer Wabtec was also a strong performer both years as demand for railcars remained robust. Its stock gained 18% this year to follow up last year’s 29% return. In the Healthcare sector, strong demand for diagnostic and surgical technology allowed Hologic to post a 22% gain. Also, the Fund took a position in clinical research provider Covance which resulted in a quick 28% gain when LabCorp acquired the company. After the

154

announcement, the Fund replaced the position with a similar company Quintiles Transnational, which posted a 21% return since purchase.

On the negative side, Consumer Discretionary was a challenging sector for the Fund. It was the best performing sector in the benchmark with a 13% return, and the Fund’s holdings did not keep pace. Although Starbucks and Home Depot gained an admirable 53% and 28%, respectively, losses in Garmin, Kohl’s, and Coach dominated. Garmin’s inability to capitalize on its superior products in the wearable fitness tracker segment resulted in shares declining 20% before the position was sold. Kohl’s disappointing store traffic, despite a multi-year rejuvenation program, saw the stock falter 32% before the Fund exited the position. Finally, Coach experienced sluggish international results, although a new head of design at the company has the fashion world looking at the brand with great anticipation. Its stock declined 31% during the fiscal year, but the Fund continues to hold the position.

We are pleased to have generated a solid return, both relative to the benchmark and in absolute terms, during the fiscal year. We continue to believe that equities should be able to generate healthy returns going forward as slow and steady economic growth should provide a solid foundation for strong earnings growth by the companies held by the Fund. We continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

155

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.25%
Actual		$1,000.00	$ 943.27	$ 6.06
Hypothetical**		$1,000.00	$1,018.70	$ 6.29
Class B Shares	2.03%
Actual		$1,000.00	$ 940.00	$ 9.82
Hypothetical**		$1,000.00	$1,014.81	$10.20
Advisor Class Shares	0.84%
Actual		$1,000.00	$ 945.97	$ 4.08
Hypothetical**		$1,000.00	$1,020.74	$ 4.23
Institutional Class Shares	0.82%
Actual		$1,000.00	$ 946.14	$ 3.98
Hypothetical**		$1,000.00	$1,020.84	$ 4.13

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

156

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 9/30/05 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

157

Cumulative Performance Information (unaudited) (continued)
SELECT GROWTH FUND

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Advisor Class the “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 13.86%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 14.05%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 12.72%.

158

Portfolio of Investments
SELECT GROWTH FUND
September 30, 2015

Shares		Security	Value
		COMMON STOCKS—97.7%
		Consumer Discretionary—16.3%
245,200		Coach, Inc.	$ 7,093,636
594,800		Gentex Corporation	9,219,400
133,800		Home Depot, Inc.	15,452,562
93,100		NIKE, Inc. – Class “B”	11,448,507
254,400		Starbucks Corporation	14,460,096
119,000		Wyndham Worldwide Corporation	8,556,100
			66,230,301
		Consumer Staples—9.1%
92,900		Clorox Company	10,732,737
95,700		Kimberly-Clark Corporation	10,435,128
445,100		Kroger Company	16,054,757
			37,222,622
		Energy—4.0%
43,000		Chevron Corporation	3,391,840
46,400		ExxonMobil Corporation	3,449,840
70,600		Helmerich & Payne, Inc.	3,336,556
191,200		SM Energy Company	6,126,048
			16,304,284
		Financials—9.4%
237,100		Bank of New York Mellon Corporation	9,282,465
125,200		Discover Financial Services	6,509,148
42,800		IntercontinentalExchange, Inc.	10,057,572
53,800		Travelers Companies, Inc.	5,354,714
182,600		Voya Financial, Inc.	7,079,402
			38,283,301
		Health Care—18.8%
52,100	*	Allergan, PLC	14,161,301
44,900		C.R. Bard, Inc.	8,365,319
121,000		Gilead Sciences, Inc.	11,880,990
321,000	*	Hologic, Inc.	12,560,730
55,900		Johnson & Johnson	5,218,265
68,600		McKesson Corporation	12,693,058
165,700	*	Quintiles Transnational Holdings, Inc.	11,527,749
			76,407,412

159

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2015

Shares or
Principal
Amount		Security		Value
		Industrials—14.5%
209,900		Alaska Air Group, Inc.		$ 16,676,555
87,400		Boeing Company		11,445,030
146,200		C. H. Robinson Worldwide, Inc.		9,909,436
122,100		Cintas Corporation		10,470,075
76,300		General Dynamics Corporation		10,525,585
				59,026,681
		Information Technology—23.5%
142,300		Amdocs, Ltd.		8,094,024
84,700	*	ANSYS, Inc.		7,465,458
191,200		Apple, Inc.		21,089,360
326,900	*	Aspen Technology, Inc.		12,392,779
359,000		Cisco Systems, Inc.		9,423,750
76,700	*	F5 Networks, Inc.		8,881,860
80,500		FactSet Research Systems, Inc.		12,864,705
235,200		Hewlett-Packard Company		6,023,472
370,100		Juniper Networks, Inc.		9,515,271
				95,750,679
		Materials—2.1%
100,000		LyondellBasell Industries NV – Class “A”		8,336,000
Total Value of Common Stocks (cost $307,868,888)				397,561,280
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—2.0%
		Federal Home Loan Bank:
$1,000M		0.035%, 10/27/2015		999,986
3,000M		0.04%, 10/27/2015		2,999,958
2,000M		0.05%, 11/5/2015		1,999,894
1,000M		0.06%, 11/9/2015		999,940
1,300M		0.127%, 10/14/2015		1,299,990
Total Value of Short-Term U.S. Government
Agency Obligations (cost $8,299,666)				8,299,768
Total Value of Investments (cost $316,168,554)			99.7%	405,861,048
Other Assets, Less Liabilities			.3	1,292,212
Net Assets			100.0%	$407,153,260

*	Non-income producing

160

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$397,561,280	$—	$—	$397,561,280
Short-Term U.S. Government
Obligations	—	8,299,768	—	8,299,768
Total Investments in Securities*	$397,561,280	$8,299,768	$—	$405,861,048

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	161

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was –1.16% for Class A shares, –1.94% for Class B shares, –0.87% for Advisor Class shares and –0.74% for Institutional Class shares, including dividends of 6.2 cents per share for Class A shares, 8.5 cents per share for Advisor Class shares and 20.0 cents per share for Institutional Class shares. The Fund did not declare dividends on Class B shares. In addition, the Fund distributed capital gains of $2.695 per share for each class of shares.

During the period under review, the Fund’s results were affected by market volatility and challenging macroeconomic conditions. Potential policy changes by the Federal Reserve Board, economic weakness in China and Greece, and a strengthening U.S. dollar were among the equity market’s notable overhangs. While domestic corporate earnings have continued to grow, they have also started to show signs of deceleration. The domestic equity markets need accelerating earnings growth to justify higher valuations. In such a market, market breadth narrows to fewer outperforming stocks and sectors. Not surprisingly then, most broad market indices are down this fiscal year.

Given that backdrop, it’s not surprising that the Fund underperformed the S&P 400 Mid-Cap Index. On a relative basis, sector weighting of the Financial sector, as well as stock selection in the Industrial sector, were the primary reasons for underperformance. For the year, the Fund carried a significant underweight in the Financial sector. Unfortunately, Financials turned out to be the S&P 400 Mid-Cap Index’s best performing sector. In the Industrials sector, Greenbrier Companies, Inc.—a maker of railroad freight cars in North America and Europe—suffered from an anticipated decline in crude oil moved by rail in North America.

Among positive contributors to relative performance, the Fund’s stock selection within the Utilities sector helped. AGL Resources—a natural gas utility operating in Georgia and southern Tennessee—agreed to be acquired by The Southern Company. Likewise, WEC Energy Group—an electric utility operating in Wisconsin, Illinois, Michigan and Minnesota—benefited from news that cost reductions from its acquisition of Integrys Energy Group may exceed expectations.

162

The Fund’s absolute performance was mainly attributable to investments in Information Technology and Healthcare. Among our Information Technology stocks, Avago Technologies Ltd—a maker of semiconductor components for smartphones and other end markets—made a well-received acquisition (LSI Corporation). It also reported strong-than-expected demand in the smartphone market. Among our healthcare stocks, Omnicare, Inc.—a provider of pharmaceutical services to the geriatric community—announced that it had agreed to be acquired by CVS Health Corporation.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

163

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.19%
Actual		$1,000.00	$ 899.33	$5.64
Hypothetical**		$1,000.00	$1,019.00	$5.99
Class B Shares	1.96%
Actual		$1,000.00	$ 895.86	$9.26
Hypothetical**		$1,000.00	$1,015.16	$9.85
Advisor Class Shares	0.91%
Actual		$1,000.00	$ 900.67	$4.31
Hypothetical**		$1,000.00	$1,020.39	$4.58
Institutional Class Shares	0.78%
Actual		$1,000.00	$ 901.27	$3.70
Hypothetical**		$1,000.00	$1,021.04	$3.93

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

164

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/05 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

165

Cumulative Performance Information (unaudited) (continued)
OPPORTUNITY FUND

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 11.18% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 11.37%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 8.69%.

166

Portfolio of Investments
OPPORTUNITY FUND
September 30, 2015

Shares		Security	Value
		COMMON STOCKS—92.8%
		Consumer Discretionary—20.6%
600,000		American Eagle Outfitters, Inc.	$ 9,378,000
175,000	*	Belmond, Ltd. – Class “A”	1,769,250
1,000	*	Bojangles’, Inc.	16,900
160,000		BorgWarner, Inc.	6,654,400
7,900		CST Brands, Inc.	265,914
235,000		Delphi Automotive, PLC	17,869,400
300,000		Finish Line, Inc. – Class “A”	5,790,000
130,000		Foot Locker, Inc.	9,356,100
39,900		GNC Holdings, Inc. – Class “A”	1,612,758
230,000		Hanesbrands, Inc.	6,656,200
75,000		Harman International Industries, Inc.	7,199,250
55,000	*	Helen of Troy, Ltd.	4,911,500
255,600	*	Jarden Corporation	12,493,728
90,000		L Brands, Inc.	8,111,700
120,000		Lear Corporation	13,053,600
230,000		Newell Rubbermaid, Inc.	9,133,300
50,000		Nordstrom, Inc.	3,585,500
186,000		Penske Automotive Group, Inc.	9,009,840
25,000		Ralph Lauren Corporation	2,954,000
450,000		Ruth’s Hospitality Group, Inc.	7,308,000
260,000	*	ServiceMaster Global Holdings, Inc.	8,723,000
326,600		Stein Mart, Inc.	3,161,488
420,000	*	TRI Pointe Group, Inc.	5,497,800
215,000		Tupperware Brands Corporation	10,640,350
40,000		Whirlpool Corporation	5,890,400
425,000	*	William Lyon Homes – Class “A”	8,755,000
25,000		Wyndham Worldwide Corporation	1,797,500
			181,594,878
		Consumer Staples—6.0%
131,800		Cal-Maine Foods, Inc.	7,197,598
250,000		Coty, Inc. – Class “A”	6,765,000
267,900		Delhaize Group (ADR)	5,928,627
20,000		McCormick & Company, Inc.	1,643,600
257,500		Nu Skin Enterprises, Inc. – Class “A”	10,629,600
217,500		Pinnacle Foods, Inc.	9,108,900
94,233		Tootsie Roll Industries, Inc.	2,948,551
200,000		Tyson Foods, Inc. – Class “A”	8,620,000
			52,841,876

167

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2015

Shares		Security	Value
		Energy—2.5%
69,000		Columbia Pipeline Group, Inc.	$ 1,262,010
30,000	*	Dril-Quip, Inc.	1,746,600
80,000		EOG Resources, Inc.	5,824,000
90,000		EQT Corporation	5,829,300
85,000		Hess Corporation	4,255,100
80,000		National Oilwell Varco, Inc.	3,012,000
			21,929,010
		Financials—14.4%
65,000		Ameriprise Financial, Inc.	7,093,450
220,000		Berkshire Hills Bancorp, Inc.	6,058,800
308,600		Brixmor Property Group, Inc. (REIT)	7,245,928
182,000		Citizens Financial Group, Inc.	4,342,520
210,000		Discover Financial Services	10,917,900
150,000		Douglas Emmett, Inc. (REIT)	4,308,000
45,000		Federal Realty Investment Trust (REIT)	6,140,250
360,000		Financial Select Sector SPDR Fund (ETF)	8,157,600
115,000		First Republic Bank	7,218,550
100,000		iShares Core S&P Mid-Cap ETF (ETF)	13,661,000
116,000		iShares Russell 2000 ETF (ETF)	12,667,200
120,000		Nasdaq, Inc.	6,399,600
200,000		National General Holdings Corporation	3,858,000
150,000	*	Realogy Holdings Corporation	5,644,500
225,000		SPDR S&P Regional Banking (ETF)	9,265,500
210,600		Sterling Bancorp	3,131,622
441,500		Sunstone Hotel Investors, Inc. (REIT)	5,841,045
175,000		Waddell & Reed Financial, Inc. – Class “A”	6,084,750
			128,036,215
		Health Care—16.9%
37,000	*	Alere, Inc.	1,781,550
95,000	*	Allergan, PLC	25,821,950
80,000	*	Centene Corporation	4,338,400
75,000		DENTSPLY International, Inc.	3,792,750
140,000		Gilead Sciences, Inc.	13,746,600
195,500		Hill-Rom Holdings, Inc.	10,164,045
169,000	*	Lannett Company, Inc.	7,016,880
80,000		McKesson Corporation	14,802,400
95,000		Perrigo Company, PLC	14,940,650
285,000		Phibro Animal Health Corporation – Class “A”	9,014,550

168

Shares		Security	Value
		Health Care (continued)
375,000	*	Prestige Brands Holdings, Inc.	$ 16,935,000
125,000		Thermo Fisher Scientific, Inc.	15,285,000
446,400	*	VWR Corporation	11,468,016
			149,107,791
		Industrials—10.1%
160,000		A.O. Smith Corporation	10,430,400
222,500		Altra Industrial Motion Corporation	5,144,200
50,000		G&K Services, Inc. – Class “A”	3,331,000
135,000	*	Generac Holdings, Inc.	4,062,150
224,100		ITT Corporation	7,491,663
82,500		J.B. Hunt Transport Services, Inc.	5,890,500
85,200		Nielsen Holdings, PLC	3,788,844
65,000	*	Nortek, Inc.	4,115,150
165,000		Regal Beloit Corporation	9,314,250
40,000		Roper Industries, Inc.	6,268,000
139,800		Ryder System, Inc.	10,350,792
75,000		Snap-On, Inc.	11,320,500
40,100	*	TAL International Group, Inc.	548,167
185,000		Textron, Inc.	6,963,400
			89,019,016
		Information Technology—12.5%
292,100	*	ARRIS Group, Inc.	7,585,837
105,000		Avago Technologies, Ltd.	13,126,050
90,000	*	Fiserv, Inc.	7,794,900
360,000		Juniper Networks, Inc.	9,255,600
100,000		Lam Research Corporation	6,533,000
400,000		Mentor Graphics Corporation	9,852,000
251,800		Methode Electronics, Inc.	8,032,420
255,000	*	PTC, Inc.	8,093,700
160,000	*	Qorvo, Inc.	7,208,000
275,000		Symantec Corporation	5,354,250
124,800	*	Synaptics, Inc.	10,291,008
100,000		TE Connectivity, Ltd.	5,989,000
275,000		Technology Select Sector SPDR Fund (ETF)	10,862,500
			109,978,265

169

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2015

Shares or
Principal
Amount		Security		Value
		Materials—5.0%
128,000		Cytec Industries, Inc.		$ 9,452,800
110,000		International Paper Company		4,156,900
40,000		Praxair, Inc.		4,074,400
55,000		Sigma-Aldrich Corporation		7,640,600
287,400	*	Trinseo SA		7,256,850
220,000		WestRock Company		11,316,800
				43,898,350
		Utilities—4.8%
154,500		AGL Resources, Inc.		9,430,680
350,000	*	Dynegy, Inc.		7,234,500
69,000		NiSource, Inc.		1,279,950
144,800		Portland General Electric Company		5,353,256
135,000		SCANA Corporation		7,595,100
200,000		WEC Energy Group, Inc.		10,444,000
				41,337,486
Total Value of Common Stocks (cost $592,493,807)				817,742,887
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—6.4%
		Federal Home Loan Bank:
$20,000M		0.035%, 10/27/2015		19,999,720
6,000M		0.04%, 10/27/2015		5,999,916
3,000M		0.05%, 11/13/2015		2,999,802
5,000M		0.06%, 10/9/2015		4,999,980
4,000M		0.095%, 10/7/2015		3,999,988
2,500M		0.127%, 10/14/2015		2,499,982
16,000M		Freddie Mac, 0.025%, 10/29/2015		15,999,744
Total Value of Short-Term U.S. Government
Agency Obligations (cost $56,498,586)				56,499,132
Total Value of Investments (cost $648,992,393)			99.2%	874,242,019
Other Assets, Less Liabilities			.8	6,955,032
Net Assets			100.0%	$881,197,051

*	Non-income producing

170

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$817,742,887	$—	$—	$817,742,887
Short-Term U.S. Government
Agency Obligations	—	56,499,132	—	56,499,132
Total Investments in Securities*	$817,742,887	$56,499,132	$—	$874,242,019

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	171

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was 0.12% for Class A shares, –0.67% for Class B shares, 0.46% for Advisor Class shares and 0.60% for Institutional Class shares, including dividends of 3.8 cents per share for Class A shares, 7.7 cents per share for Advisor Class shares and 15.5 cents per share for Institutional Class shares. The Fund did not declare dividends on Class B shares. In addition, the Fund distributed capital gains of $1.425 per share for each class of shares.

The Fund’s absolute performance was mainly attributable to investments in healthcare stocks. Among healthcare stocks, Centene Corporation—a Medicaid managed care provider—reported better-than-expected results despite concerns that prescription drug costs and geographic expansion expenses would hurt profits. Additionally, Omnicare, Inc.—a provider of pharmaceutical services to the geriatric community—announced that it had agreed to be acquired by CVS Health Corporation.

On a relative basis, the Fund underperformed the Russell 2000 Index primarily due to investments in Industrial and Information Technology stocks. Among Industrial stocks, NCI Building Systems—a maker of metal products for low-rise buildings—has been impacted by ongoing softness in the nonresidential construction market. Among Information Technology stocks, Qorvo, Inc.—a maker of semiconductors for mobile devices—suffered from an unexpected drop-off in wireless infrastructure spending in China.

Among positive contributors to relative performance, the Fund’s stock selection within the Energy and Healthcare sectors helped. Among energy stocks held by the Fund, Western Refining—a crude oil refiner and marketer—benefited from strong gasoline demand and solid margins. Among healthcare stocks, Centene Corporation and Omnicare, Inc. both performed well for the reasons discussed above.

172

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

173

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.31%
Actual		$1,000.00	$ 900.90	$ 6.21
Hypothetical**		$1,000.00	$1,018.40	$ 6.59
Class B Shares	2.11%
Actual		$1,000.00	$ 897.50	$ 9.98
Hypothetical**		$1,000.00	$1,014.41	$10.60
Advisor Class Shares	1.01%
Actual		$1,000.00	$ 902.56	$ 4.79
Hypothetical**		$1,000.00	$1,019.89	$ 5.09
Institutional Class Shares	0.87%
Actual		$1,000.00	$ 903.19	$ 4.13
Hypothetical**		$1,000.00	$1,020.59	$ 4.38

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

174

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/05 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

175

Cumulative Performance Information (unaudited) (continued)
SPECIAL SITUATIONS FUND

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (5.66%), 9.98% and 6.73%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (4.40%), 10.25% and 6.65%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 0.45% and 8.40% respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 0.59% and 7.31% respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 8.69%.

176

Portfolio of Investments
SPECIAL SITUATIONS FUND
September 30, 2015

Shares		Security	Value
		COMMON STOCKS—91.3%
		Consumer Discretionary—18.2%
170,000	*	1-800-FLOWERS.COM, Inc. – Class “A”	$ 1,547,000
324,000		American Eagle Outfitters, Inc.	5,064,120
183,000	*	Belmond, Ltd. – Class “A”	1,850,130
202,500	*	Century Communities, Inc.	4,019,625
4,800		CST Brands, Inc.	161,568
126,000		Entravision Communications Corporation – Class “A”	836,640
144,000		Finish Line, Inc. – Class “A”	2,779,200
229,000	*	Fox Factory Holding Corporation	3,860,940
175,000		Hanesbrands, Inc.	5,064,500
37,500		Harman International Industries, Inc.	3,599,625
158,000	*	Jarden Corporation	7,723,040
117,000	*	Live Nation Entertainment, Inc.	2,812,680
62,500		Oxford Industries, Inc.	4,617,500
97,500		Penske Automotive Group, Inc.	4,722,900
130,500	*	Performance Sports Group, Ltd.	1,751,310
249,500		Regal Entertainment Group – Class “A”	4,663,155
316,500		Ruth’s Hospitality Group, Inc.	5,139,960
179,500	*	ServiceMaster Global Holdings, Inc.	6,022,225
72,000	*	Starz – Class “A”	2,688,480
219,000	*	TRI Pointe Group, Inc.	2,866,710
78,000		Tupperware Brands Corporation	3,860,220
55,000	*	Visteon Corporation	5,568,200
180,000	*	William Lyon Homes – Class “A”	3,708,000
123,000		Winnebago Industries, Inc.	2,355,450
			87,283,178
		Consumer Staples—2.7%
50,700		Cal-Maine Foods, Inc.	2,768,727
109,500		Coty, Inc. – Class “A”	2,963,070
112,000		Pinnacle Foods, Inc.	4,690,560
80,000		Tootsie Roll Industries, Inc.	2,503,200
			12,925,557
		Energy—1.7%
3,100	*	Dril-Quip, Inc.	180,482
59,500		iShares U.S. Energy ETF (ETF)	2,042,040
140,000		Western Refining, Inc.	6,176,800
			8,399,322

177

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2015

Shares		Security	Value
		Financials—22.1%
147,000		American Financial Group, Inc.	$ 10,129,770
90,500		Aspen Insurance Holdings, Ltd.	4,205,535
125,500	*	Atlas Financial Holdings, Inc.	2,321,750
195,000		Berkshire Hills Bancorp, Inc.	5,370,300
207,000		Brixmor Property Group, Inc. (REIT)	4,860,360
109,500		Brown & Brown, Inc.	3,391,215
166,000		Douglas Emmett, Inc. (REIT)	4,767,520
32,388		Endurance Specialty Holdings, Ltd.	1,976,640
84,500	*	FCB Financial Holdings, Inc. – Class “A”	2,756,390
44,500		Federal Realty Investment Trust (REIT)	6,072,025
256,000		FelCor Lodging Trust, Inc. (REIT)	1,809,920
395,000		Financial Select Sector SPDR Fund (ETF)	8,950,700
160,500	*	Green Bancorp, Inc.	1,839,330
63,000		iShares Russell 2000 ETF (ETF)	6,879,600
164,000		OceanFirst Financial Corporation	2,824,080
54,000		Prosperity Bancshares, Inc.	2,651,940
66,500		Simmons First National Corporation – Class “A”	3,187,345
233,500		SPDR S&P Regional Banking (ETF)	9,615,530
422,500		Sterling Bancorp	6,282,575
401,500	*	Strategic Hotels & Resorts, Inc. (REIT)	5,536,685
248,500		Sunstone Hotel Investors, Inc. (REIT)	3,287,655
195,000		TCF Financial Corporation	2,956,200
131,500		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,464,310
60,000		Waddell & Reed Financial, Inc. – Class “A”	2,086,200
			106,223,575
		Health Care—10.5%
53,500	*	ANI Pharmaceuticals, Inc.	2,113,785
132,500	*	Centene Corporation	7,185,475
134,000	*	DepoMed, Inc.	2,525,900
154,500	*	Exactech, Inc.	2,692,935
110,000		Hill-Rom Holdings, Inc.	5,718,900
140,250	*	Horizon Pharma, PLC	2,779,755
69,500	*	ICON, PLC	4,932,415
66,000	*	Lannett Company, Inc.	2,740,320
106,000	*	Nobilis Health Corporation	553,320
105,000		PerkinElmer, Inc.	4,825,800
155,500		Phibro Animal Health Corporation – Class “A”	4,918,465
94,100	*	Surgical Care Affiliates, Inc.	3,076,129
243,000	*	VWR Corporation	6,242,670
			50,305,869

178

Shares		Security	Value
		Industrials—13.4%
105,000		A.O. Smith Corporation	$ 6,844,950
125,000		Altra Industrial Motion Corporation	2,890,000
37,500		G&K Services, Inc. – Class “A”	2,498,250
73,000	*	Generac Holdings, Inc.	2,196,570
48,500		Industrial Select Sector SPDR Fund (ETF)	2,419,665
158,000		ITT Corporation	5,281,940
209,500		Kforce, Inc.	5,505,660
281,800	*	NCI Building Systems, Inc.	2,978,626
17,000	*	Nortek, Inc.	1,076,270
72,000		Orbital ATK, Inc.	5,174,640
88,000	*	Patrick Industries, Inc.	3,475,120
92,500		Regal Beloit Corporation	5,221,625
118,500		Ryder System, Inc.	8,773,740
49,500		Snap-On, Inc.	7,471,530
37,000		Standex International Corporation	2,787,950
			64,596,536
		Information Technology—14.5%
103,500	*	Advanced Energy Industries, Inc.	2,722,050
175,000	*	ARRIS Group, Inc.	4,544,750
100,000	*	Autobytel, Inc.	1,677,000
73,500		Avnet, Inc.	3,136,980
147,000		CDW Corporation	6,006,420
86,500	*	CommScope Holding Company, Inc.	2,597,595
41,000		IAC/InterActiveCorp	2,676,070
27,000		iShares U.S. Technology ETF (ETF)	2,670,300
249,500		Mentor Graphics Corporation	6,145,185
174,500		Methode Electronics, Inc.	5,566,550
130,500	*	Microsemi Corporation	4,283,010
89,000		MKS Instruments, Inc.	2,984,170
152,000	*	Newport Corporation	2,090,000
227,000	*	Orbotech, Ltd.	3,507,150
78,000	*	OSI Systems, Inc.	6,002,880
148,500	*	PTC, Inc.	4,713,390
36,500	*	Qorvo, Inc.	1,644,325
47,700	*	Synaptics, Inc.	3,933,342
69,000	*	Verint Systems, Inc.	2,977,350
			69,878,517

179

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2015

Shares or
Principal
Amount		Security		Value
		Materials—4.4%
97,500		AptarGroup, Inc.		$ 6,431,100
317,000	*	Ferro Corporation		3,471,150
50,000		Olin Corporation		840,500
51,500		Sensient Technologies Corporation		3,156,950
172,700	*	Trinseo SA		4,360,675
51,250		WestRock Company		2,636,300
				20,896,675
		Utilities—3.8%
61,000		AGL Resources, Inc.		3,723,440
170,500	*	Dynegy, Inc.		3,524,235
98,500		Portland General Electric Company		3,641,545
61,000		SCANA Corporation		3,431,860
71,000		WEC Energy Group, Inc.		3,707,620
				18,028,700
Total Value of Common Stocks (cost $386,568,595)				438,537,929
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—6.2%
		Federal Home Loan Bank:
$ 3,600M		0.035%, 10/27/2015		3,599,949
10,000M		0.04%, 10/27/2015		9,999,860
12,000M		0.05%, 11/5/2015		11,999,364
4,207M		Freddie Mac, 0.025%, 10/30/2015		4,206,933
Total Value of Short-Term U.S. Government
Agency Obligations (cost $29,805,952)				29,806,106
Total Value of Investments (cost $416,374,547)			97.5%	468,344,035
Other Assets, Less Liabilities			2.5	12,203,825
Net Assets			100.0%	$480,547,860

*	Non-income producing

Summary of Abbreviations:
	REIT	Real Estate Investment Trust

180

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$438,537,929	$—	$—	$438,537,929
Short-Term U.S. Government
Agency Obligations	—	29,806,106	—	29,806,106
Total Investments in Securities*	$438,537,929	$29,806,106	$—	$468,344,035

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	181

Portfolio Manager’s Letter
REAL ESTATE FUND

Dear Investor:

This is the annual report for the First Investors Real Estate Fund for the fiscal year ended September 30, 2015 1. During the period, the Fund’s return on a net asset value basis was –9.67% for Class A shares, –9.45% for Advisor Class shares and –9.45% for Institutional Class shares, including dividends of 7.2 cents per share for Class A shares, 7.4 cents per share for Advisor Class shares and 9.4 cents per share for Institutional Class shares.

During the period under review, market participants primarily focused on two events—the Federal Open Market Committee (“FOMC”) meeting in September and the Chinese economy, but the Federal Reserve unexpectedly kept interest rates constant. Many market participants had anticipated a rate hike in September. In addition, concerns about China’s economic growth have caused a rout in commodity prices. Real Estate Investment Trusts (“REITs”) were not immune to this challenging environment.

Sector allocation and stock selection in the Apartment, Office and Industrial sectors contributed positively to the Fund’s performance relative to its benchmark, the Dow Jones U.S. Select REIT Total Return Index. Most of the negative effects were from stock selection in the Storage and Diversified sectors.

In the Apartment sector, overweight positions in Associated Estates and Home Properties proved to be especially beneficial. Both were trading at significant discount to Net Asset Value (“NAV”) and were bought out by private equity funds.

Our position in Public Storage also aided performance. It consistently generates high return on invested capital and has a strong balance sheet. Strong customer demand and healthy fundamentals benefited the company.

Our position in Select Income REIT detracted from performance. Despite owning a diversified triple-net lease portfolio and an attractive Hawaiian ground lease asset, investors became concerned about the company’s acquisition of RMR Advisors—the external advisor of Select Income REIT.

At the end of the review period, the Fund maintained an overweight exposure to Single Tenant, Regional Malls, and an underweight exposure to Apartments and Shopping Centers.

182

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

1 The Fund’s performance and the performance of its benchmark index are since April 6, 2015, the date the Fund commenced operations.

183

Fund Expenses (unaudited)
REAL ESTATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/6/15)*	(9/30/15)	(4/6/15–9/30/15)**
Class A Shares	1.45%
Actual		$1,000.00	$ 903.32	$6.73
Hypothetical**		$1,000.00	$1,017.31	$7.13
Advisor Class Shares	1.12%
Actual		$1,000.00	$ 905.49	$5.87
Hypothetical**		$1,000.00	$1,018.92	$5.09
Institutional Class Shares	1.00%
Actual		$1,000.00	$ 905.49	$4.65
Hypothetical**		$1,000.00	$1,019.50	$4.92

*	Commencement of operations.

**	Actual expenses reflect only from the commencement of operations to the end of the period covered (April 6, 2015 through September 30, 2015). Therefore expenses shown are lower than would be expected for a six month period. Actual expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 178/365 (to reflect the inception period).
Expenses paid during the period are net of expenses waived and/or assumed.

***	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

184

Portfolio of Investments
REAL ESTATE FUND
September 30, 2015

Shares	Security	Value
	COMMON STOCKS—98.9%
	Apartments REITs—14.8%
7,292	American Campus Communities, Inc.	$ 264,262
9,625	Apartment Investment & Management Company – Class “A”	356,317
15,513	AvalonBay Communities, Inc.	2,711,983
5,025	Camden Property Trust	371,347
1,233	Education Realty Trust, Inc.	40,627
38,781	Equity Residential	2,913,229
914	Essex Property Trust, Inc.	204,206
3,328	Mid-America Apartment Communities, Inc.	272,463
5,592	Post Properties, Inc.	325,958
11,522	UDR, Inc.	397,279
		7,857,671
	Diversified REITs—7.6%
14,070	CorEnergy Infrastructure Trust, Inc.	62,189
49,637	Corrections Corporation of America	1,466,277
2,437	Digital Realty Trust, Inc.	159,185
23,273	Duke Realty Corporation	443,351
2,487	DuPont Fabros Technology, Inc.	64,364
317	Liberty Property Trust	9,989
23,318	Retail Properties of America, Inc. – Class “A”	328,551
1,822	STORE Capital Corporation	37,643
15,660	Vornado Realty Trust	1,415,977
2,840	Whitestone REIT	32,745
		4,020,271
	Health Care REITs—13.9%
16,296	Care Capital Properties, Inc.	536,627
52,265	HCP, Inc.	1,946,871
1,630	Healthcare Realty Trust, Inc.	40,505
3,260	Healthcare Trust of America, Inc.	79,903
1,650	LTC Properties, Inc.	70,405
6,730	Omega Heathcare Investors, Inc.	236,560
9,605	Sabra Health Care REIT, Inc.	222,644
31,065	Senior Housing Properties Trust	503,253
49,949	Ventas, Inc.	2,800,141
14,472	Welltower, Inc.	980,044
		7,416,953

185

Portfolio of Investments (continued)
REAL ESTATE FUND
September 30, 2015

Shares		Security	Value
		Hotels REITs—4.5%
34,102		Hospitality Properties Trust	$ 872,329
82,014		Host Hotels & Resorts, Inc.	1,296,641
4,550		LaSalle Hotel Properties	129,174
9,270		Sunstone Hotel Investors, Inc.	122,642
			2,420,786
		Manufactured Homes REITs—3.3%
25,109		Equity LifeStyle Properties, Inc.	1,470,634
4,100		Sun Communities, Inc.	277,816
			1,748,450
		Mortgage REITs—2.3%
65,227		American Capital Agency Corporation	1,219,745
		Office Property REITs—10.3%
9,758		Alexandria Real Estate Equities, Inc.	826,210
20,270		BioMed Realty Trust, Inc.	404,995
15,291		Boston Properties, Inc.	1,810,454
5,700		Brandywine Realty Trust	70,224
17,825		Corporate Office Properties Trust	374,860
5,120		Douglas Emmett, Inc.	147,046
20,990	*	Equity Commonwealth	571,768
424		Franklin Street Properties Corporation	4,558
7,118		Mack-Cali Realty Corporation	134,388
22,290		New York REIT, Inc.	224,237
27,737		Paramount Group, Inc.	465,982
12,680		Piedmont Office Realty Trust, Inc. – Class “A”	226,845
2,102		SL Green Realty Corporation	227,352
			5,488,919
		Regional Malls REITs—19.6%
52,967		CBL & Associates Properties, Inc.	728,296
38,028		General Growth Properties, Inc.	987,587
6,790		Macerich Company	521,608
5,692		Pennsylvania Real Estate Investment Trust	112,872
28,191		Simon Property Group, Inc.	5,179,251
40,621		Tanger Factory Outlet Centers, Inc.	1,339,274
22,579		Taubman Centers, Inc.	1,559,757
			10,428,645

186

Shares	Security		Value
	Shopping Centers REITs—5.9%
1,282	Acadia Realty Trust		$ 38,550
5,800	Cedar Realty Trust, Inc.		36,018
17,366	DDR Corporation		267,089
16,570	Equity One, Inc.		403,314
3,990	Federal Realty Investment Trust		544,436
35,200	Kimco Realty Corporation		859,936
7,090	Kite Realty Group Trust		168,813
2,580	Ramco-Gershenson Properties Trust		38,726
5,202	Regency Centers Corporation		323,304
4,795	Weingarten Realty Investors		158,762
23,471	WP Glimcher, Inc.		273,672
			3,112,620
	Single Tenant REITs—4.5%
4,551	National Retail Properties, Inc.		165,065
11,573	Realty Income Corporation		548,444
78,564	Select Income REIT		1,493,502
22,170	Spirit Realty Capital, Inc.		202,634
			2,409,645
	Storage REITs—10.5%
3,306	CubeSmart		89,956
13,262	Extra Space Storage, Inc.		1,023,296
32,615	Iron Mountain, Inc.		1,011,717
14,982	Public Storage		3,170,641
2,883	Sovran Self Storage, Inc.		271,867
			5,567,477
	Warehouse/Industrial REITs—1.7%
2,110	DCT Industrial Trust, Inc.		71,023
3,127	EastGroup Properties, Inc.		169,421
3,320	First Industrial Realty Trust, Inc.		69,554
15,760	ProLogis, Inc.		613,064
			923,062
Total Value of Common Stocks (cost $55,062,419)		98.9%	52,614,244
Other Assets, Less Liabilities		1.1	582,239
Net Assets		100.0%	$53,196,483

*	Non-income producing

187

Portfolio of Investments (continued)
REAL ESTATE FUND
September 30, 2015

Summary of Abbreviations:
REITs	Real Estate Investment Trusts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$52,614,244	$—	$—	$52,614,244

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

188	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2015. During the period, the Fund’s return on a net asset value basis was –2.78% for Class A shares, –3.55% for Class B shares, –2.45% for Advisor Class shares and –2.33% for Institutional Class shares, including dividends of 4.8 cents per share for Class A shares, 5.0 cents per share for Advisor Class shares and 10.4 cents per share for Institutional Class shares. The Fund did not declare dividends for Class B shares.

Global equity markets were negative for the fiscal year, with emerging markets suffering far worse than their developed market counterparts. Concerns over China’s weak macroeconomic data, Beijing’s unexpected move to devalue its currency, and substantial Chinese equity market volatility, led to a global market sell-off in August. Renewed concerns over global growth and uncertainty driven by the U.S. Federal Reserve’s decision in September to postpone the pending rate hike also impacted global equities. European equities declined, as the effects of the Chinese slowdown weighed on investor sentiment. However, European economic data was encouraging in the third quarter of 2015. After reaching highs in late April, emerging markets experienced steep declines and currencies of many developing countries tumbled as well.

While we do not have a directional outlook, we do not believe the impending change in monetary policy in the U.S. will not meaningfully impact our portfolio. We expect to see more ongoing volatility globally, but more specifically in China, where there is uncertainty surrounding the economic situation and policy response. We continue to find opportunities in Consumer Staples, specifically in the tobacco space in Europe, where tobacco volume has stabilized, the market has become more consolidated and companies have strong pricing power. So far, we do not see the underpinnings of an emerging market crisis similar to that of 1997. In fact, the recent broad-based emerging market sell-off presents attractive value opportunities for the long-term investor, though short-term risks persist. The recent extreme global market volatility only makes stock selection more critical. We believe that the superior earnings profiles of the companies we seek to own will continue to leave us well-positioned over a full economic cycle.

On a sector basis, an overweight to Consumer Staples and stock selection in Financials were the largest contributors to relative performance. Stock selection in the Information Technology sector and a lack of exposure to the Telecommunication Services sector detracted from relative returns. The following discussion highlights specific stocks—those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.

189

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

Stocks that Helped Absolute Performance

HDFC Bank is a high-quality Indian private sector bank, which has been a cornerstone investment in the portfolio for many years. We believe that cutting its benchmark lending rate (base rate) will likely accelerate its market share gains. HDFC Bank is the largest privately owned retail bank in India with a network of 3,659 branches and 11,633 ATMs (many outside of branches) across 2,287 towns and cities nationwide at calendar year end 2014. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to significantly grow earnings over the past 10 years.

Paddy Power, an Irish gaming company, has been a long-held and successful position in our strategies. It is predominantly a technology company as much of the gambling industry has moved online. The company has a powerful brand and a fun, innovative and edgy image. Its business footprint currently spans only jurisdictions where it can operate legally, which is a rarity in the global online gaming marketplace. Most competitors in the online space have been happy to cross into geographies where gambling is not legal, tempted by the short-term buck to be made. Paddy Power has consistently kept its gaming nose clean and mainly operates in Ireland, the United Kingdom, France, Italy and Australia through direct or business-to-business operating ventures. Specifically, Paddy Power has been extremely successful in Australia and, by and far, has become the market leader there. Paddy Power’s stock performed well during the review period with results that exceeded expectations. The company announced that it had reached an agreement on the key terms of a merger with Betfair, which would create one the world’s largest public online betting and gaming companies. In our view, the merger brings together two very strong businesses to create an even stronger business. And, since Betfair is currently managed by many former Paddy Power employees, it is a good cultural fit. We believe the combined company will be a long-term industry winner in online gaming, particularly in the UK. In our view, Paddy Power has a bright future as penetration to online continues to grow and the company is growing its online business with existing customers.

Stocks that Hurt Absolute Performance

Baidu disappointed for the period under review with continued weakness in margins as the company is spending heavily on marketing to drive adoption of its online-to-offline (O2O) platforms. We agree that longer term O2O is the right strategy as it allows Baidu to take a higher share of revenues from completed transactions in local service areas, such as food delivery. Longer term, as search revenue slows down, we think O2O transactions will become a more important growth driver for the company;

190

however, shorter term the investment required is impacting margins. The majority of these investments, we believe, are discretionary and will be pulled back over the years. The core search business continues to perform well with revenue growth in the 30-35% range as the investments the company has made in promoting mobile search are coming to fruition. However, the O2O strategy is not driving incremental revenue growth for the near term and intense competition for the O2O markets continues to be strong. This is necessitating Baidu to spend more aggressively on marketing and promotion to try to win market share, which is not value added from a shareholders perspective, and continues to drag down margins.

Enbridge is the largest liquid pipeline in Canada. It is the backbone system to move oil from the Alberta region to Eastern Canada and the United States. We think that the recent underperformance of the stock reflects the sharp correction in oil prices. In a scenario of long-term low oil prices, there is risk that oil producers in Canada will need to start cutting production targets. This will have a negative impact on Enbridge’s long-term growth trajectory.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

191

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/15)	(9/30/15)	(4/1/15–9/30/15)*
Class A Shares	1.61%
Actual		$1,000.00	$ 961.25	$ 7.87
Hypothetical**		$1,000.00	$1,016.90	$ 8.10
Class B Shares	2.44%
Actual		$1,000.00	$ 957.57	$11.91
Hypothetical**		$1,000.00	$1,012.76	$12.24
Advisor Class Shares	1.20%
Actual		$1,000.00	$ 963.02	$ 5.87
Hypothetical**		$1,000.00	$1,018.95	$ 6.04
Institutional Class Shares	1.10%
Actual		$1,000.00	$ 963.80	$ 5.39
Hypothetical**		$1,000.00	$1,019.45	$ 5.54

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

192

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares), the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 6/27/06 (commencement of operations) with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The Indices consist of 21 developed market country indices. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the

193

Cumulative Performance Information (unaudited) (continued)
INTERNATIONAL FUND

active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.55%, the Class B “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.60%, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (0.10%) and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 0.14%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Co., Inc. and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares and Class B shares are for the periods beginning 6/27/06 (commencement of operations for those classes). The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†The Index return is since the inception of Class A shares. The MSCI EAFE Index (Gross) return and MSCI EAFE Index (Net) return since inception of the Advisor Class shares and Institutional Class shares are 2.52% and 2.05%, respectively.

194

Portfolio of Investments
INTERNATIONAL FUND
September 30, 2015

Shares		Security	Value
		COMMON STOCKS—94.9%
		United Kingdom—21.9%
287,270		British American Tobacco, PLC	$ 15,850,281
142,124		Diageo, PLC	3,818,421
258,647		Domino’s Pizza Group, PLC	3,480,209
119,698		Imperial Tobacco Group, PLC	6,188,224
2,519,461		Lloyds Banking Group, PLC	2,868,298
162,239	*	Persimmon, PLC	4,937,948
119,580		Reckitt Benckiser Group, PLC	10,844,175
144,739		SABMiller, PLC	8,196,229
			56,183,785
		Switzerland—13.3%
793		Chocoladefabriken Lindt & Spruengli AG	4,649,466
20,028	*	DKSH Holding, Ltd.	1,270,628
168,362		Nestle SA – Registered	12,661,780
41,431		Roche Holding AG – Genusscheine	10,998,752
243,005		UBS Group AG	4,492,708
			34,073,334
		United States—11.2%
7,590		Accenture, PLC – Class “A”	745,793
8,342	*	Google, Inc. – Class “C”	5,075,440
172,136	*	PayPal Holdings, Inc.	5,343,101
153,080		Philip Morris International, Inc.	12,143,836
4,476	*	Priceline Group Inc.	5,536,185
			28,844,355
		India—11.2%
633,702		HDFC Bank, Ltd.	10,352,206
8,095		HDFC Bank, Ltd. (ADR)	494,524
662,228		Housing Development Finance Corporation, Ltd.	12,269,439
1,137,323		ITC, Ltd.	5,702,838
			28,819,007

195

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2015

Shares	Security	Value
	France—7.4%
28,150	Air Liquide SA	$ 3,337,263
183,543	Bureau Veritas SA	3,874,666
39,278	Essilor International SA	4,798,555
8,815	Hermes International	3,208,792
21,197	L’Oreal SA	3,684,357
		18,903,633
	Germany—4.9%
45,455	Bayer AG	5,831,836
31,300	Fresenius Medical Care AG & Company	2,446,264
66,728	SAP AG	4,322,910
		12,601,010
	Australia—4.2%
88,664	CSL, Ltd.	5,579,929
99,306	Ramsay Health Care, Ltd.	4,095,785
86,543	Sonic Healthcare, Ltd.	1,113,149
		10,788,863
	Canada—4.1%
103,185	Alimentation Couche-Tard – Class “B”	4,753,701
154,804	Enbridge, Inc.	5,750,194
		10,503,895
	Denmark—3.7%
23,104	Coloplast A/S – Series “B”	1,638,050
147,428	Novo Nordisk A/S – Series “B”	7,955,889
		9,593,939
	Netherlands—3.4%
216,884	Unilever NV-CVA	8,693,840
	Spain—2.5%
335,489	Banco Bilbao Vizcaya Argentaria SA	2,836,854
87,947	Grifols SA	3,636,273
		6,473,127

196

Shares or
Principal
Amount	Security		Value
	Hong Kong—2.1%
301,911	Cheung Kong Infrastructure Holdings, Ltd.		$ 2,705,956
482,472	Link REIT (REIT)		2,656,216
			5,362,172
	Japan—2.0%
26,900	Daito Trust Construction Company, Ltd.		2,733,169
134,600	Unicharm Corporation		2,384,020
			5,117,189
	South Africa—1.3%
27,663	Naspers, Ltd.		3,466,926
	Ireland—1.2%
27,841	Paddy Power, PLC		3,221,338
	South Korea—.5%
3,679	Amorepacific Corporation		1,198,870
Total Value of Common Stocks (cost $195,522,784)			243,845,283
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—4.1%
	United States
	Federal Home Loan Bank:
$1,500M	0.05%, 11/5/2015		1,499,921
7,500M	0.06%, 11/9/2015		7,499,550
1,500M	0.127%, 10/14/2015		1,499,990
Total Value of Short-Term U.S. Government
Agency Obligations (cost $10,499,371)			10,499,461
Total Value of Investments (cost $206,022,155)		99.0%	254,344,744
Other Assets, Less Liabilities		1.0	2,709,796
Net Assets		100.0%	$257,054,540

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	REIT	Real Estate Investment Trust

197

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$—	$56,183,785	$—	$56,183,785
Switzerland	—	34,073,334	—	34,073,334
United States	28,844,355	—	—	28,844,355
India	494,524	28,324,483	—	28,819,007
France	—	18,903,633	—	18,903,633
Germany	—	12,601,010	—	12,601,010
Australia	—	10,788,863	—	10,788,863
Canada	10,503,895	—	—	10,503,895
Denmark	—	9,593,939	—	9,593,939
Netherlands	—	8,693,840	—	8,693,840
Spain	—	6,473,127	—	6,473,127
Hong Kong	—	5,362,172	—	5,362,172
Japan	—	5,117,189	—	5,117,189
South Africa	—	3,466,926	—	3,466,926
Ireland	—	3,221,338	—	3,221,338
South Korea	—	1,198,870	—	1,198,870

198

	Level 1	Level 2	Level 3	Total
Short-Term U.S. Government
Agency Obligations	$—	$10,499,461	$—	$10,499,461
Total Investments in Securities*	$39,842,774	$214,501,970	$—	$254,344,744

*	Includes certain foreign securities that were fair valued due to fluctuation in U.S. securities markets exceeding a predetermined level or a foreign market being closed; therefore, $204,002,509 of investment securities were classified as Level 2 instead of Level 1.

Transfers between Level 1 and Level 2 securities as of September 30, 2015 resulted from securities priced previously with an official close price (Level 1 securities) or securities fair valued by the
Valuation Committee (Level 2 securities). Transfers from Level 2 to Level 1 as of September 30,
2015 were $168,681,326. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	199

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2015

		LIMITED
	CASH	DURATION HIGH		INVESTMENT
	MANAGEMENT	QUALITY BOND	GOVERNMENT	GRADE
Assets
Investments in securities:
At identified cost	$109,286,744	$69,903,095	$320,176,080	$519,227,437
At value (Note 1A)	$109,286,744	$69,970,625	$325,916,204	$529,604,487

Cash	3,077,919	5,473,609	4,767,107	6,822,951
Receivables:
Investment securities sold	—	—	1,493,226	3,142,311
Interest	811	581,831	1,000,965	6,658,547
Shares sold	—	79,069	129,070	180,618
Other assets	7,358	3,831	20,300	32,566
Total Assets	112,372,832	76,108,965	333,326,872	546,441,480

Liabilities
Payables:
Investment securities purchased	—	1,581,024	—	4,108,237
Shares redeemed	185,879	351,849	446,495	851,315
Dividends payable	—	10,921	52,398	151,078
Accrued advisory fees	—	18,699	149,979	244,459
Accrued shareholder servicing costs	36,482	12,435	46,320	68,301
Accrued expenses	30,642	32,758	44,857	52,243
Total Liabilities	253,003	2,007,686	740,049	5,475,633

Net Assets	$112,119,829	$74,101,279	$332,586,823	$540,965,847

Net Assets Consist of:
Capital paid in	$112,119,829	$75,028,406	$341,891,751	$543,495,469
Undistributed net investment income (deficit)	—	(661,994)	96,314	(10,606,832)
Accumulated net realized loss on investments	—	(332,663)	(15,141,366)	(2,299,840)
Net unrealized appreciation in value of investments	—	67,530	5,740,124	10,377,050
Total	$112,119,829	$74,101,279	$332,586,823	$540,965,847

200	See notes to financial statements	201

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2015

			LIMITED
	CASH		DURATION HIGH		INVESTMENT
	MANAGEMENT		QUALITY BOND	GOVERNMENT	GRADE
Net Assets:
Class A	$109,565,939		$26,852,242	$265,855,524	$458,703,652
Class B	$287,362		N/A	$2,514,419	$3,623,457
Advisor Class	N/A		$40,501,965	$50,189,515	$63,613,728
Institutional Class	$2,266,528		$6,747,072	$14,027,365	$15,025,010

Shares outstanding (Note 8):
Class A	109,565,939		2,750,378	24,553,872	47,577,561
Class B	287,362		N/A	232,831	378,631
Advisor Class	N/A		4,133,490	4,629,899	6,580,924
Institutional Class	2,266,528		687,914	1,289,643	1,554,741

Net asset value and redemption price
per share – Class A	$1.00	#	$9.76	$10.83	$9.64
Maximum offering price per share – Class A
(Net asset value/.9425)*	N/A		$10.36	$11.49	$10.23

Net asset value and offering price per share –
Class B**	$1.00		N/A	$10.80	$9.57

Net asset value, offering price and redemption price
per share – Advisor Class	N/A		$9.80	$10.84	$9.67

Net asset value, offering price and redemption price
per share – Institutional Class	$1.00		$9.81	$10.88	$9.66

#	Also maximum offering price per share.
*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

202	See notes to financial statements	203

		INTERNATIONAL
	STRATEGIC	OPPORTUNITIES	FLOATING	FUND FOR
	INCOME	BOND	RATE	INCOME
Assets
Investments in securities:
Cost — Unaffiliated issuers	$—	$140,682,557	$111,759,410	$670,700,179
Cost — Affiliated issuers (Note 2)	134,369,124	—	—	—
Total cost of investments	$134,369,124	$140,682,557	$111,759,410	$670,700,179

Value — Unaffiliated issuers (Note 1A)	$—	$123,414,020	$110,287,960	$640,592,032
Value — Affiliated issuers (Note 2)	125,470,364	—	—	—
Total value of investments	125,470,364	123,414,020	110,287,960	640,592,032
Cash	6,047,512	14,604,996	12,191,889	19,890,700
Receivables:
Investment securities sold	—	—	2,246,350	2,167,229
Dividends and interest	438,897	1,483,446	577,351	11,948,605
Shares sold	316,648	71,759	73,717	112,136
Unrealized gain on foreign exchange contracts (Note 7)	—	684,898	—	—
Other assets	7,309	8,299	8,120	41,136
Total Assets	132,280,730	140,267,418	125,385,387	674,751,838

Liabilities
Payables:
Investment securities purchased	—	—	7,469,939	8,541,067
Shares redeemed	167,226	109,830	88,010	1,042,142
Dividends payable	14,677	62,044	34,054	600,212
Unrealized loss on foreign exchange contracts (Note 7)	—	543,573	—	—
Accrued advisory fees	5,434	79,995	37,301	390,710
Accrued shareholder servicing costs	14,261	24,676	18,161	87,895
Accrued expenses	39,834	44,674	56,882	62,957

Total Liabilities	241,432	864,792	7,704,347	10,724,983

Net Assets	$132,039,298	$139,402,626	$117,681,040	$664,026,855

Net Assets Consist of:
Capital paid in	$140,583,201	$160,793,350	$121,994,482	$859,007,419
Undistributed net investment income (deficit)	317,168	(4,123,681)	(337,720)	(6,558,667)
Accumulated net realized gain (loss) on investments and foreign currency
transactions	37,689	—	(2,504,272)	(158,313,750)
Net unrealized depreciation in value of investments and foreign
currency transactions	(8,898,760)	(17,267,043)	(1,471,450)	(30,108,147)
Total	$132,039,298	$139,402,626	$117,681,040	$664,026,855

204	See notes to financial statements			205

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2015

		INTERNATIONAL
	STRATEGIC	OPPORTUNITIES	FLOATING	FUND FOR
	INCOME	BOND	RATE	INCOME
Net Assets:
Class A	$131,733,530	$69,393,974	$57,101,489	$567,248,652
Class B	N/A	N/A	N/A	$3,375,997
Advisor Class	$305,768	$50,911,982	$50,121,914	$41,698,650
Institutional Class	N/A	$19,096,670	$10,457,637	$51,703,556

Shares outstanding (Note 8):
Class A	14,168,480	8,043,166	5,959,187	237,161,390
Class B	N/A	N/A	N/A	1,414,862
Advisor Class	32,920	5,889,312	5,231,281	17,460,467
Institutional Class	N/A	2,201,586	1,092,442	21,543,628

Net asset value and redemption price per share — Class A
	$9.30	$8.63	$9.58	$2.39
Maximum offering price per share — Class A (Net asset value/.9425)*
	$9.87	$9.16	$10.16	$2.54

Net asset value and offering price per share — Class B**
	N/A	N/A	N/A	$2.39

Net asset value, offering price and redemption price
per share — Advisor Class	$9.29	$8.64	$9.58	$2.39

Net asset value, offering price and redemption price
per share — Institutional Class	N/A	$8.67	$9.57	$2.40

*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

206	See notes to financial statements	207

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

	TOTAL	EQUITY	GROWTH &
	RETURN	INCOME	INCOME	GLOBAL
Assets
Investments in securities:
At identified cost	$693,042,646	$436,866,512	$1,167,887,407	$451,156,622

At value (Note 1A)	$823,105,866	$534,470,935	$1,666,071,865	$451,562,930
Cash	2,314,982	3,458,140	4,179,824	1,455,091
Receivables:
Investment securities sold	3,810,035	873,956	1,627,505	830,194
Dividends and interest	3,317,773	968,861	2,238,364	603,328
Shares sold	461,487	194,142	757,712	205,599
Other assets	49,345	32,326	101,711	26,218
Total Assets	833,059,488	539,998,360	1,674,976,981	454,683,360

Liabilities
Payables:
Investment securities purchased	6,913,877	1,592,551	4,798,641	1,449,350
Shares redeemed	1,324,802	517,928	2,157,984	459,892
Accrued advisory fees	478,503	327,499	953,756	339,891
Accrued shareholder servicing costs	110,713	71,752	228,651	63,765
Accrued expenses	60,904	45,012	109,769	72,331

Total Liabilities	8,888,799	2,554,742	8,248,801	2,385,229

Net Assets	$824,170,689	$537,443,618	$1,666,728,180	$452,298,131

Net Assets Consist of:
Capital paid in	$681,974,377	$419,460,202	$1,089,907,536	$426,645,305
Undistributed net investment income (deficit)	(4,740,199)	2,447,299	5,909,198	239,384
Accumulated net realized gain on investments and
foreign currency transactions	16,873,291	17,931,694	72,726,988	25,013,295
Net unrealized appreciation in value of investments and
foreign currency transactions	130,063,220	97,604,423	498,184,458	400,147
Total	$824,170,689	$537,443,618	$1,666,728,180	$452,298,131

208	See notes to financial statements	209

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

	TOTAL	EQUITY	GROWTH &
	RETURN	INCOME	INCOME	GLOBAL
Net Assets:
Class A	$784,281,032	$485,341,881	$1,496,803,205	$331,381,766
Class B	$8,269,526	$3,846,944	$19,315,753	$3,404,591
Advisor Class	$975,704	$38,481,562	$141,229,066	$114,556,337
Institutional Class	$30,644,427	$9,773,231	$9,380,156	$2,955,437

Shares outstanding (Note 8):
Class A	43,076,846	53,981,834	73,544,621	45,632,617
Class B	461,371	435,988	1,018,281	575,086
Advisor Class	53,440	4,273,595	6,901,861	15,568,716
Institutional Class	1,675,033	1,080,751	459,953	399,884

Net asset value and redemption price per share — Class A	$18.21	$8.99	$20.35	$7.26
Maximum offering price per share — Class A (Net asset value/.9425)*
	$19.32	$9.54	$21.59	$7.70

Net asset value and offering price per share — Class B**	$17.92	$8.82	$18.97	$5.92

Net asset value, offering price and redemption price	$18.26	$9.00	$20.46	$7.36
per share — Advisor Class

Net asset value, offering price and redemption price	$18.29	$9.04	$20.39	$7.39
per share — Institutional Class

*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

210	See notes to financial statements	211

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

	SELECT		SPECIAL	REAL
	GROWTH	OPPORTUNITY	SITUATIONS	ESTATE	INTERNATIONAL

Assets
Investments in securities:
At identified cost	$316,168,554	$648,992,393	$416,374,547	$55,062,419	$206,022,155

At value (Note 1A)	$405,861,048	$874,242,019	$468,344,035	$ 52,614,244	$254,344,744
Cash	1,588,435	821,963	1,157,110	421,946	1,720,988
Receivables:
Investment securities sold	—	9,228,688	11,363,224	149,432	1,201,203
Dividends and interest	195,078	749,865	427,990	183,576	1,123,271
Shares sold	260,463	704,717	367,028	112,617	111,305
Other assets	23,340	52,355	28,062	63,617	15,123
Total Assets	407,928,364	885,799,607	481,687,449	53,545,432	258,516,634

Liabilities
Payables:
Investment securities purchased	—	2,836,722	159,877	268,182	902,565
Shares redeemed	432,110	1,057,708	532,677	31,046	249,896
Accrued advisory fees	251,181	529,866	327,160	—	204,912
Accrued shareholder servicing costs	56,320	119,885	77,081	11,813	54,145
Accrued expenses	35,493	58,375	42,794	37,908	50,576

Total Liabilities	775,104	4,602,556	1,139,589	348,949	1,462,094

Net Assets	$407,153,260	$881,197,051	$480,547,860	$53,196,483	$257,054,540

Net Assets Consist of:
Capital paid in	$276,755,867	$579,610,454	$401,467,411	$ 55,602,728	$237,416,048
Undistributed net investment income	787,612	1,035,020	15,377	17,294	1,142,919
Accumulated net realized gain (loss) on investments
and foreign currency transactions	39,917,287	75,301,951	27,095,584	24,636	(29,845,142)
Net unrealized appreciation (depreciation) in value of investments
and foreign currency transactions	89,692,494	225,249,626	51,969,488	(2,448,175)	48,340,715
Total	$407,153,260	$881,197,051	$480,547,860	$53,196,483	$257,054,540

212	See notes to financial statements	213

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

	SELECT		SPECIAL	REAL
	GROWTH	OPPORTUNITY	SITUATIONS	ESTATE	INTERNATIONAL
Net Assets:
Class A	$352,650,992	$818,955,412	$432,235,233	$11,409,606	$194,991,039
Class B	$4,100,943	$9,691,397	$3,617,991	N/A	$2,093,761
Advisor Class	$46,793,204	$48,321,916	$38,789,730	$40,823,868	$57,622,966
Institutional Class	$3,608,121	$4,228,326	$5,904,906	$963,009	$2,346,774

Shares outstanding (Note 8):
Class A	30,292,085	21,671,883	17,101,638	1,273,936	15,415,134
Class B	396,621	313,828	182,817	N/A	175,107
Advisor Class	3,990,030	1,265,747	1,528,576	4,545,212	4,515,155
Institutional Class	306,534	111,079	231,818	107,457	183,599

Net asset value and redemption price per share — Class A	$11.64	$37.79	$25.27	$8.96	$12.65
Maximum offering price per share — Class A
(Net asset value/.9425)*	$12.35	$40.10	$26.81	$9.51	$13.42

Net asset value and offering price per share — Class B**	$10.34	$30.88	$19.79	N/A	$11.96

Net asset value, offering price and redemption price	$11.73	$38.18	$25.38	$8.98	$12.76
per share — Advisor Class

Net asset value, offering price and redemption price
per share — Institutional Class	$11.77	$38.07	$25.47	$8.96	$12.78

*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

214	See notes to financial statements	215

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2015

		LIMITED
	CASH	DURATION HIGH		INVESTMENT
	MANAGEMENT	QUALITY BOND	GOVERNMENT	GRADE
Investment Income
Interest	$105,166	$799,164	$8,956,158	$21,530,453
Expenses (Notes 1 and 3):
Advisory fees	540,756	373,390	2,206,387	3,638,910
Distribution plan expenses – Class A	—	55,440	837,029	1,417,128
Distribution plan expenses – Class B	2,832	N/A	28,436	40,883
Shareholder servicing costs – Class A	471,979	23,912	445,913	684,701
Shareholder servicing costs – Class B	1,280	N/A	8,168	12,990
Shareholder servicing costs – Advisor Class	N/A	66,348	67,090	69,322
Shareholder servicing costs – Institutional Class	876	1,574	3,305	6,970
Professional fees	29,631	34,105	44,320	65,785
Custodian fees	16,196	12,227	26,320	29,603
Registration fees	57,499	50,124	61,998	67,002
Reports to shareholders	16,997	9,000	19,632	25,202
Trustees' fees	5,644	2,408	16,988	28,172
Other expenses	19,702	22,342	64,648	56,191
Total expenses	1,163,392	650,870	3,830,234	6,142,859
Less: Expenses waived and/or assumed (Note 3)	(1,057,804)	(179,140)	(367,731)	(597,659)
Expenses paid indirectly (Note 1G)	(422)	(395)	(1,542)	(1,066)
Net expenses	105,166	471,335	3,460,961	5,544,134
Net investment income	—	327,829	5,495,197	15,986,319

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on investments	—	(5,345)	508,308	4,891,028

Net unrealized gain (loss) on investments	—	160,513	595,745	(14,533,465)
Net gain (loss) on investments	—	155,168	1,104,053	(9,642,437)

Net Increase in Net Assets Resulting from Operations	$—	$482,997	$6,599,250	$6,343,882

216	See notes to financial statements	217

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2015

		INTERNATIONAL
	STRATEGIC	OPPORTUNITIES	FLOATING	FUND FOR
	INCOME	BOND	RATE	INCOME
Investment Income
Interest	$—	$3,555,377 (a)	$3,945,362	$39,016,151
Dividends from affiliate (Note 2)	4,975,596	—	—	—
Total income	4,975,596	3,555,377	3,945,362	39,016,151
Expenses (Notes 1 and 3):
Advisory fees	60,182	1,030,013	619,729	5,035,653
Distribution plan expenses – Class A	360,090	230,906	164,777	1,816,945
Distribution plan expenses – Class B	N/A	N/A	N/A	39,602
Shareholder servicing costs – Class A	145,186	159,901	90,012	937,421
Shareholder servicing costs – Class B	N/A	N/A	N/A	10,244
Shareholder servicing costs – Advisor Class	68	68,543	68,966	68,143
Shareholder servicing costs – Institutional Class	N/A	5,459	1,777	14,657
Professional fees	56,109	19,133	64,798	81,268
Custodian fees	10,325	60,329	56,615	38,376
Registration fees	43,500	47,500	56,199	65,001
Reports to shareholders	8,484	13,458	15,003	35,002
Trustees’ fees	6,160	6,504	4,778	35,637
Other expenses	16,896	22,113	78,282	106,638
Total expenses	707,000	1,663,859	1,220,936	8,284,587
Less: Expenses waived and/or assumed (Note 3)	—	(62,359)	(198,431)	(155,280)
Expenses paid indirectly (Note 1G)	(584)	(315)	(1,811)	(4,654)
Net expenses	706,416	1,601,185	1,020,694	8,124,653
Net investment income	4,269,180	1,954,192	2,924,668	30,891,498
Realized and Unrealized Gain (Loss) on Investments, Affiliate and
Foreign Currency Transactions (Notes 2 and 7):
Net realized gain (loss) on:
Investments	—	(672,098)	(2,287,337)	(15,066,252)
Affiliate	(229,431)	—	—	—
Capital gain distribution from affiliate	274,361	—	—	—
Foreign currency transactions	—	(604,749)	—	—
Net realized gain (loss) on investments, affiliate and
foreign currency transactions	44,930	(1,276,847)	(2,287,337)	(15,066,252)
Net unrealized loss on:
Investments	—	(14,633,847)	(547,178)	(35,320,472)
Affiliate	(7,633,115)	—	—	—
Foreign currency transactions	—	(40,072)	—	—

Net unrealized loss on investments, affiliate and
foreign currency transactions	(7,633,115)	(14,673,919)	(547,178)	(35,320,472)

Net loss on investments, affiliate and
foreign currency transactions	(7,588,185)	(15,950,766)	(2,834,515)	(50,386,724)

Net Increase (Decrease) in Net Assets Resulting
from Operations	$(3,319,005)	$(13,996,574)	$90,153	$(19,495,226)

(a) Net of $61,786 foreign taxes withheld.

218	See notes to financial statements	219

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2015

	TOTAL	EQUITY	GROWTH &
	RETURN	INCOME	INCOME	GLOBAL
Investment Income
Dividends	$10,127,726 (a)	$15,641,008 (b)	$37,431,088 (c)	$6,605,493 (d)
Interest	8,669,092	16,677	9,627	4,462

Total income	18,796,818	15,657,685	37,440,715	6,609,955

Expenses (Notes 1 and 3):
Advisory fees	5,866,316	4,200,243	12,466,702	4,271,271
Distribution plan expenses – Class A	2,429,517	1,571,735	4,994,646	1,054,989
Distribution plan expenses – Class B	93,939	48,505	234,611	39,025
Shareholder servicing costs – Class A	1,122,025	714,279	2,268,246	632,871
Shareholder servicing costs – Class B	20,222	13,651	50,111	10,989
Shareholder servicing costs – Advisor Class	591	21,880	50,617	65,937
Shareholder servicing costs – Institutional Class	6,131	2,963	3,910	976
Professional fees	68,371	49,222	135,045	51,846
Custodian fees	38,772	22,490	58,350	153,794
Registration fees	77,499	71,000	77,999	65,011
Reports to shareholders	40,000	24,940	85,167	27,365
Trustees’ fees	43,670	29,546	94,720	22,303
Other expenses	98,304	56,992	167,317	83,771

Total expenses	9,905,357	6,827,446	20,687,441	6,480,148
Less: Expenses waived (Note 3)	—	—	—	(224,804)
Expenses paid indirectly (Note 1G)	(6,367)	(4,405)	(13,426)	(107)

Net expenses	9,898,990	6,823,041	20,674,015	6,255,237

Net investment income	8,897,828	8,834,644	16,766,700	354,718

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	26,452,055	19,155,363	94,097,022	25,872,856
Foreign currency transactions	—	—	—	(75,846)

Net realized gain on investments and
foreign currency transactions	26,452,055	19,155,363	94,097,022	25,797,010

Net unrealized depreciation of investments and
foreign currency transactions	(60,504,263)	(52,104,589)	(207,594,775)	(25,481,813)
Net gain (loss) on investments and foreign currency transactions	(34,052,208)	(32,949,226)	(113,497,753)	315,197

Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,154,380)	$(24,114,582)	$(96,731,053)	$669,915

(a) Net of $23,190 foreign taxes withheld
(b) Net of $36,921 foreign taxes withheld
(c) Net of $85,829 foreign taxes withheld
(d) Net of $425,241 foreign taxes withheld

220	See notes to financial statements	221

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2015

	SELECT		SPECIAL	REAL
	GROWTH	OPPORTUNITY	SITUATIONS	ESTATE	INTERNATIONAL
Investment Income
Dividends	$5,784,440	$12,001,382 (e)	$6,958,613	$613,702	$5,099,661 (f)
Interest	3,615	21,963	5,519	—	3,694

Total income	5,788,055	12,023,345	6,964,132	613,702	5,103,355

Expenses (Notes 1 and 3):
Advisory fees	3,049,614	6,565,534	4,059,679	133,310	2,446,486
Distribution plan expenses – Class A	1,087,627	2,594,539	1,373,346	10,905	599,615
Distribution plan expenses – Class B	47,320	114,400	42,488	N/A	24,774
Shareholder servicing costs – Class A	592,955	1,261,005	772,974	8,236	467,818
Shareholder servicing costs – Class B	11,634	25,123	12,011	N/A	8,990
Shareholder servicing costs – Advisor Class	21,243	71,612	58,674	28,870	65,561
Shareholder servicing costs – Institutional Class	1,099	1,298	1,892	214	733
Professional fees	38,347	70,121	44,982	68,169	34,783
Custodian fees	14,928	35,737	28,344	11,773	137,425
Registration fees	57,501	72,749	66,500	47,700	60,147
Reports to shareholders	21,953	48,175	30,053	513	22,911
Trustees’ fees	20,848	47,514	25,616	659	12,482
Other expenses	35,105	87,421	56,602	5,788	43,847

Total expenses	5,000,174	10,995,228	6,573,161	316,137	3,925,572
Less: Expenses waived and/or assumed (Note 3)	—	—	(49,106)	(106,277)	—
Expenses paid indirectly (Note 1G)	(309)	(6,934)	(3,759)	(191)	(208)

Net expenses	4,999,865	10,988,294	6,520,296	209,669	3,925,564

Net investment income	788,190	1,035,051	443,836	404,033	1,177,991

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	46,613,802	79,081,123	29,671,829	24,636	(7,227,757)
Foreign currency transactions	—	—	—	—	(6,914)

Net realized gain (loss) on investments
and foreign currency transactions	46,613,802	79,081,123	29,671,829	24,636	(7,234,671)

Net unrealized depreciation of investments and
foreign currency transactions	(25,403,387)	(92,521,856)	(30,358,590)	(2,448,175)	(1,841,871)

Net gain (loss) on investments and foreign currency transactions	21,210,415	(13,440,733)	(686,761)	(2,423,539)	(9,076,542)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,998,605	$(12,405,682)	$(242,925)	$(2,019,506)	$(7,898,551)

(e) Net of $3,577 foreign taxes withheld
(f) Net of $532,827 foreign taxes withheld

222	See notes to financial statements	223

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

			LIMITED DURATION HIGH
	CASH MANAGEMENT		QUALITY BOND		GOVERNMENT		INVESTMENT GRADE
Year Ended September 30	2015	2014	2015	2014 *	2015	2014	2015	2014
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$—	$327,829	$28,328	$5,495,197	$6,379,840	$15,986,319	$17,649,460
Net realized gain (loss) on investments	—	—	(5,345)	1,982	508,308	(19,344)	4,891,028	13,046,431
Net unrealized appreciation (depreciation) of investments	—	—	160,513	(92,983)	595,745	(259,062)	(14,533,465)	(206,910)

Net increase (decrease) in net assets resulting
from operations	—	—	482,997	(62,673)	6,599,250	6,101,434	6,343,882	30,488,981
Dividends to Shareholders
Net investment income – Class A	—	—	(374,031)	(30,500)	(6,284,056)	(7,662,961)	(18,811,340)	(20,331,273)
Net investment income – Class B	—	—	N/A	N/A	(40,261)	(62,062)	(137,263)	(179,088)
Net investment income – Advisor Class	N/A	N/A	(727,935)	(28,533)	(983,837)	(480,975)	(2,173,339)	(1,094,669)
Net investment income – Institutional Class	—	—	(122,625)	(64,687)	(277,127)	(198,725)	(1,004,576)	(750,388)

Total dividends	—	—	(1,224,591)	(123,720)	(7,585,281)	(8,404,723)	(22,126,518)	(22,355,418)

Share Transactions
Class A:
Proceeds from shares sold	188,680,191	211,817,957	20,758,682	13,237,212	22,736,328	45,726,997	64,028,514	81,171,489
Reinvestment of dividends	—	—	368,085	30,054	5,929,898	7,192,044	17,580,395	18,921,205
Cost of shares redeemed	(187,201,946)	(234,002,418)	(2,923,219)	(4,316,496)	(51,829,306)	(116,060,110)	(84,613,640)	(176,833,988)

	1,478,245	(22,184,461)	18,203,548	8,950,770	(23,163,080)	(63,141,069)	(3,004,731)	(76,741,294)
Class B:
Proceeds from shares sold	402,446	697,875	N/A	N/A	227,686	276,364	480,991	479,354
Reinvestment of dividends	—	—	N/A	N/A	38,392	58,547	132,854	171,931
Cost of shares redeemed	(519,111)	(864,912)	N/A	N/A	(1,001,688)	(1,768,116)	(1,606,746)	(2,158,463)

	(116,665)	(167,037)	N/A	N/A	(735,610)	(1,433,205)	(992,901)	(1,507,178)

Advisor Class:
Proceeds from shares sold	N/A	N/A	16,943,269	25,824,235	20,916,906	52,153,063	27,816,452	71,243,411
Reinvestment of dividends	N/A	N/A	726,768	28,441	980,039	474,247	2,161,838	1,078,449
Cost of shares redeemed	N/A	N/A	(2,406,247	(146,922)	(5,282,685)	(18,897,640)	(9,123,361)	(27,970,711)

	N/A	N/A	15,263,790	25,705,754	16,614,260	33,729,670	20,854,929	44,351,149

Institutional Class:
Proceeds from shares sold	1,209,104	3,463,169	7,903,190	11,067,703	18,491,366	9,215,018	6,813,608	16,142,663
Reinvestment of dividends	—	—	23,070	29,424	68,616	16,394	258,070	70,885
Cost of shares redeemed	(1,537,953)	(868,792)	(6,235,545	(5,882,438)	(15,338,142)	(3,085,830)	(13,616,604)	(3,456,464)

	(328,849)	2,594,377	1,690,715	5,214,689	3,221,840	6,145,582	(6,544,926)	12,757,084

Net increase (decrease) from share transactions	1,032,731	(19,757,121)	35,158,053	39,871,213	(4,062,590)	(24,699,022)	10,312,371	(21,140,239)

Net increase (decrease) in net assets	1,032,731	(19,757,121)	34,416,459	39,684,820	(5,048,621)	(27,002,311)	(5,470,265)	(13,006,676)

Net Assets
Beginning of year	111,087,098	130,844,219	39,684,820	—	337,635,444	364,637,755	546,436,112	559,442,788

End of year†	$112,119,829	$111,087,098	$74,101,279	$39,684,820	$332,586,823	$337,635,444	$540,965,847	$546,436,112

†Includes undistributed net investment income (deficit) of	$—	$—	$(661,994)	$(78,674)	$96,314	$157,488	$(10,606,832)	$(7,197,945)

*From May 19, 2014 (commencement of operations) to September 30, 2014.

224	See notes to financial statements	225

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

			LIMITED DURATION HIGH
	CASH MANAGEMENT		QUALITY BOND		GOVERNMENT		INVESTMENT GRADE
Year Ended September 30	2015	2014	2015	2014 *	2015	2014	2015	2014
Shares Issued and Redeemed
Class A:
Sold	188,680,191	211,817,957	2,109,083	1,329,865	2,088,784	4,190,804	6,481,146	8,191,662
Issued for dividends reinvested	—	—	37,457	3,032	544,048	659,440	1,778,652	1,903,981
Redeemed	(187,201,946)	(234,002,418)	(297,576)	(431,483)	(4,761,934)	(10,645,942)	(8,571,448)	(17,813,078)

Net increase (decrease) in Class A shares outstanding	1,478,245	(22,184,461)	1,848,964	901,414	(2,129,102)	(5,795,698)	(311,650)	(7,717,435)

Class B:
Sold	402,446	697,875	N/A	N/A	20,883	25,432	48,899	48,509
Issued for dividends reinvested	—	—	N/A	N/A	3,530	5,382	13,513	17,366
Redeemed	(519,111)	(864,912)	N/A	N/A	(92,010)	(162,492)	(162,547)	(218,455)

Net decrease in Class B shares outstanding	(116,665)	(167,037)	N/A	N/A	(67,597)	(131,678)	(100,135)	(152,580)

Advisor Class:
Sold	N/A	N/A	1,716,139	2,599,761	1,921,902	4,795,733	2,813,445	7,160,663
Issued for dividends reinvested	N/A	N/A	73,663	2,870	89,969	43,538	218,769	107,780
Redeemed	N/A	N/A	(244,128)	(14,815)	(485,035)	(1,736,298)	(920,368)	(2,799,465)

Net increase in Advisor Class shares outstanding	N/A	N/A	1,545,674	2,587,816	1,526,836	3,102,973	2,111,846	4,468,978

Institutional Class:
Sold	1,209,104	3,463,169	801,095	1,106,791	1,695,349	842,500	686,431	1,630,886
Issued for dividends reinvested	—	—	2,338	2,954	6,280	1,499	26,108	7,117
Redeemed	(1,537,953)	(868,792)	(632,276)	(592,988)	(1,398,152)	(282,544)	(1,398,255)	(349,768)

Net increase (decrease) in Institutional Class	(328,849)	2,594,377	171,157	516,757	303,477	561,455	(685,716)	1,288,235
shares outstanding

*From May 19, 2014 (commencement of operations) to September 30, 2014.

226	See notes to financial statements	227

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

			INTERNATIONAL		FLOATING		FUND FOR
	STRATEGIC INCOME		OPPORTUNITIES BOND		RATE		INCOME
Year Ended September 30	2015	2014	2015	2014	2015	2014 *	2015	2014
Increase (Decrease) in Net Assets From Operations
Net investment income	$4,269,180	$2,423,869	$1.954.192	$2,313,398	$2,924,668	$1,492,165	$30,891,498	$33,051,834
Net realized gain (loss) on investments, affiliate and
foreign currency transactions	(229,431)	697,928	(1,276,847)	(270,864)	(2,287,337)	(7,835)	(15,066,252)	6,767,267
Capital gain distributions from affiliate (Note 2)	274,361	100,350	—	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments,
affiliate and foreign currency transactions	(7,633,115)	(665,576)	(14,673,919)	535,302	(547,178)	(924,272)	(35,320,472)	(3,544,808)
Net increase (decrease) in net assets resulting
from operations	(3,319,005)	2,556,571	(13,996,574)	2,577,836	90,153	560,058	(19,495,226)	36,274,293
Distributions to Shareholders
Net investment income – Class A	(4,250,570)	(2,130,034)	(2,294,314)	(2,397,230)	(1,651,739)	(1,126,276)	(31,122,480)	(34,202,186)
Net investment income – Class B	N/A	N/A	N/A	N/A	N/A	N/A	(170,838)	(227,682)
Net investment income – Advisor Class	(13,030)	(7,391)	(1,318,823)	(280,534)	(1,387,153)	(486,626)	(2,154,704)	(807,661)
Net investment income – Institutional Class	N/A	N/A	(586,454)	(289,799)	(203,347)	(108,512)	(2,774,913)	(1,802,302)
Net realized gains – Class A	(801,079)	(22,344)	—	—	—	—	—	—
Net realized gains – Class B	N/A	N/A	N/A	N/A	N/A	N/A	—	—
Net realized gains – Advisor Class	(2,497)	(63)	—	—	—	—	—	—
Net realized gains – Institutional Class	N/A	N/A	—	—	—	—	—	—
Total distributions	(5,067,176)	(2,159,832)	(4,199,591)	(2,967,563)	(3,242,239)	(1,721,414)	(36,222,935)	(37,039,831)
Share Transactions
Class A:
Proceeds from shares sold	51,014,186	61,761,010	10,795,963	22,197,260	16,227,394	84,453,964	56,372,212	88,358,374
Reinvestment of distributions	4,892,843	2,063,899	2,206,234	2,306,579	1,602,638	1,080,800	26,804,294	29,346,065
Cost of shares redeemed	(17,348,984)	(10,026,335)	(13,802,724)	(43,936,569)	(9,445,295)	(34,565,629)	(89,743,444)	(144,333,701)
	38,558,045	53,798,574	(800,527)	(19,432,730)	8,384,737	50,969,135	(6,566,938)	(26,629,262)
Class B:
Proceeds from shares sold	N/A	N/A	N/A	N/A	N/A	N/A	335,094	920,956
Reinvestment of dividends	N/A	N/A	N/A	N/A	N/A	N/A	133,486	182,565
Cost of shares redeemed	N/A	N/A	N/A	N/A	N/A	N/A	(1,489,533)	(1,414,505)
	N/A	N/A	N/A	N/A	N/A	N/A	(1,020,953)	(310,984)
Advisor Class:
Proceeds from shares sold	183,408	455,009	24,726,998	37,423,299	21,065,167	39,741,189	31,328,538	41,261,269
Reinvestment of distributions	15,496	7,328	1,314,831	276,872	1,382,219	478,322	2,117,050	784,845
Cost of shares redeemed	(194,201)	(140,379)	(3,203,191)	(3,255,720)	(5,957,676)	(4,793,984)	(19,431,815)	(9,955,691)
	4,703	321,958	22,838,638	34,444,451	16,489,710	35,425,527	14,013,773	32,090,423
Institutional Class:
Proceeds from shares sold	N/A	N/A	5,543,928	12,728,446	11,763,251	5,506,088	12,712,337	25,179,719
Reinvestment of dividends	N/A	N/A	117,098	15,013	25,267	6,590	607,766	157,410
Cost of shares redeemed	N/A	N/A	(163,462)	(3,462,799)	(6,462,400)	(113,423)	(380,862)	(521,931)
	N/A	N/A	5,497,564	9,280,660	5,326,118	5,399,255	12,939,241	24,815,198
Net increase from share transactions	38,562,748	54,120,532	27,535,675	24,292,381	30,200,565	91,793,917	19,365,123	29,965,375
Net increase (decrease) in net assets	30,176,567	54,517,271	9,339,510	23,902,654	27,048,479	90,632,561	(36,353,038)	29,199,837
Net Assets
Beginning of year	101,862,731	47,345,460	130,063,116	106,160,462	90,632,561	—	700,379,893	671,180,056
End of year†	$132,039,298	$101,862,731	$139,402,626	$130,063,116	$117,681,040	$90,632,561	$664,026,855	$700,379,893

†Includes undistributed net investment income (deficit) of	$317,168	$310,748	$(4,123,681)	$(852,208)	$(337,720)	$(197,266)	$(6,558,667)	$(4,787,781)

*From October 21, 2013 (commencement of operations) to September 30, 2014.

228	See notes to financial statements	229

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

			INTERNATIONAL				FUND FOR
	STRATEGIC INCOME		OPPORTUNITIES BOND		FLOATING RATE		INCOME
Year Ended September 30	2015	2014	2015	2014	2015	2014 *	2015	2014

Shares Issued and Redeemed
Class A:
Sold	5,237,519	6,172,502	1,143,107	2,244,112	1,666,860	8,442,630	22,197,151	33,280,697
Issued for distributions reinvested	503,915	205,859	236,312	232,553	164,946	108,155	10,597,619	11,057,224
Redeemed	(1,790,431)	(1,001,182)	(1,480,513)	(4,410,954)	(972,258)	(3,451,146)	(35,402,127)	(54,349,959)

Net increase (decrease) in Class A shares outstanding	3,951,003	5,377,179	(101,094)	(1,934,289)	859,548	5,099,639	(2,607,357)	(10,012,038)

Class B:
Proceeds from shares sold	N/A	N/A	N/A	N/A	N/A	N/A	133,419	347,575
Issued for dividends reinvested	N/A	N/A	N/A	N/A	N/A	N/A	52,815	68,849
Cost of shares redeemed	N/A	N/A	N/A	N/A	N/A	N/A	(584,990)	(533,762)

Net decrease in Class B shares outstanding	N/A	N/A	N/A	N/A	N/A	N/A	(398,756)	(117,338)

Advisor Class:
Proceeds from shares sold	18,657	45,636	2,652,774	3,729,318	2,163,592	3,969,777	12,284,664	15,465,806
Issued for distributions reinvested	1,596	731	141,696	27,485	142,291	47,955	838,705	295,797
Cost of shares redeemed	(19,853)	(13,949)	(341,032)	(321,028)	(611,893)	(480,441)	(7,666,834)	(3,758,058)

Net increase in Advisor Class shares outstanding	400	32,418	2,453,438	3,435,775	1,693,990	3,537,291	5,456,535	12,003,545

Institutional Class:
Sold	N/A	N/A	586,609	1,267,310	1,211,598	551,165	4,969,991	9,477,561
Issued for dividends reinvested	N/A	N/A	12,596	1,506	2,603	661	238,961	59,086
Redeemed	N/A	N/A	(17,746)	(359,024)	(662,209)	(11,376)	(151,240)	(195,720)

Net increase in Institutional Class shares outstanding	N/A	N/A	581,459	909,792	551,992	540,450	5,057,712	9,340,927

*From October 21, 2013 (commencement of operations) to September 30, 2014.

230	See notes to financial statements	231

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		EQUITY INCOME		GROWTH & INCOME		GLOBAL
Year Ended September 30	2015	2014	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets From Operations
Net investment income	$8,897,828	$8,407,620	$8,834,644	$7,244,968	$16,766,700	$14,016,507	$354,718	$239,972
Net realized gain on investments and
foreign currency transactions	26,452,055	25,772,693	19,155,363	30,301,068	94,097,022	70,159,616	25,797,010	79,139,149
Net unrealized appreciation (depreciation) of investments and
foreign currency transactions	(60,504,263)	35,444,536	(52,104,589)	33,659,925	(207,594,775)	156,112,611	(25,481,813)	(46,358,367)
Net increase (decrease) in net assets resulting
from operations	(25,154,380)	69,624,849	(24,114,582)	71,205,961	(96,731,053)	240,288,734	669,915	33,020,754
Distributions to Shareholders
Net investment income – Class A	(11,458,210)	(11,589,796)	(7,764,142)	(7,308,606)	(13,548,001)	(14,693,099)	—	(1,571,087)
Net investment income – Class B	(28,623)	(84,218)	(35,071)	(33,822)	(47,198)	—	—	—
Net investment income – Advisor Class	(19,854)	(16,709)	(640,384)	(215,775)	(1,481,022)	(443,703)	—	—
Net investment income – Institutional Class	(333,411)	(50,101)	(150,672)	(152,607)	(109,473)	(116,706)	—	—
Net realized gains – Class A	(26,531,506)	(15,149,081)	(23,687,499)	(8,100,460)	(74,526,500)	(51,578,337)	(57,930,649)	(4,253,988)
Net realized gains – Class B	(334,083)	(229,503)	(250,819)	(105,356)	(1,191,667)	(937,957)	(798,140)	(67,698)
Net realized gains – Advisor Class	(45,598)	(24)	(1,557,015)	(18)	(6,144,693)	(37)	(12,698,968)	(15)
Net realized gains – Institutional Class	(97,905)	(53,776)	(368,685)	(129,941)	(449,195)	(270,881)	(522,230)	(35,709)

Total distributions	(38,849,190)	(27,173,208)	(34,454,287)	(16,046,585)	(97,497,749)	(68,040,720)	(71,949,987)	(5,928,497)

Share Transactions
Class A:
Proceeds from shares sold	146,851,394	144,374,381	72,214,654	85,872,353	176,073,369	230,925,355	39,149,881	88,234,191
Reinvestment of distributions	37,605,795	26,449,062	31,157,447	15,249,050	87,532,440	65,872,831	57,247,510	5,753,231
Cost of shares redeemed	(106,907,221)	(109,213,517)	(75,721,110)	(117,865,104)	(224,370,769)	(365,688,742)	(42,810,677)	(102,920,706)
	77,549,968	61,609,926	27,650,991	(16,743,701)	39,235,040	(68,890,556)	53,586,714	(8,933,284)

Class B:
Proceeds from shares sold	1,026,008	1,484,620	405,159	623,623	1,676,093	2,413,322	528,779	441,711
Reinvestment of distributions	362,686	313,625	284,695	139,178	1,236,146	936,712	796,759	67,598
Cost of shares redeemed	(2,508,178)	(2,589,358)	(2,114,353)	(2,039,550	(6,693,763)	(8,384,142)	(1,190,031)	(1,222,951)
	(1,119,484)	(791,113)	(1,424,499)	(1,276,749	(3,781,524)	(5,034,108)	135,507	(713,642)

Advisor Class:
Proceeds from shares sold	502,020	2,798,827	22,718,011	38,036,716	69,126,846	133,528,089	61,955,545	73,936,631
Reinvestment of distributions	62,481	15,483	2,187,179	214,429	7,597,309	440,632	12,687,159	15
Cost of shares redeemed	(1,615,735)	(733,664)	(14,707,043)	(7,273,987)	(43,145,322)	(16,342,521)	(11,240,272)	(9,881,401)
	(1,051,234)	2,080,646	10,198,147	30,977,158	33,578,833	117,626,200	63,402,432	64,055,245

Institutional Class:
Proceeds from shares sold	30,633,716	3,082,826	3,376,843	7,047,542	1,078,751	9,598,181	392,755	2,976,002
Reinvestment of distributions	431,287	103,878	154,468	62,617	558,667	387,588	522,230	35,709
Cost of shares redeemed	(631,455)	(439,595)	(205,211)	(5,441,217)	(914,920)	(1,078,926)	(492,398)	(231,983)

	30,433,548	2,747,109	3,326,100	1,668,942	722,498	8,906,843	422,587	2,779,728

Net increase from share transactions	105,812,798	65,646,568	39,750,739	14,625,650	69,754,847	52,608,379	117,547,240	57,188,047
Net increase (decrease) in net assets	41,809,228	108,098,209	(18,818,130)	69,785,026	(124,473,955)	224,856,393	46,267,168	84,280,304

Net Assets
Beginning of year	782,361,461	674,263,252	556,261,748	486,476,722	1,791,202,135	1,566,345,742	406,030,963	321,750,659

End of year†	$824,170,689	$782,361,461	$537,443,618	556,261,748	$1,666,728,180	$1,791,202,135	$452,298,131	$406,030,963

†Includes undistributed net investment income (deficit) of	$(4,740,199)	$(4,206,683)	$2,447,299	$2,202,699	$5,909,198	$4,328,044	$239,384	$(39,488)

232	See notes to financial statements	233

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		EQUITY INCOME		GROWTH & INCOME		GLOBAL
Year Ended September 30	2015	2014	2015	2014	2015	2014	2015	2014
Shares Issued and Redeemed
Class A:
Sold	7,527,965	7,452,842	7,336,596	8,880,010	7,787,049	10,508,710	4,901,776	10,363,103
Issued for distributions reinvested	1,955,683	1,370,681	3,209,850	1,572,760	3,935,976	2,994,974	7,684,230	669,759
Redeemed	(5,496,779)	(5,641,693)	(7,705,002)	(12,182,540)	(9,912,533)	(16,660,016)	(5,352,471)	(12,264,036)

Net increase (decrease) in Class A shares outstanding	3,986,869	3,181,830	2,841,444	(1,729,770)	1,810,492	(3,156,332)	7,233,535	(1,231,174)

Class B:
Sold	53,736	78,340	41,958	65,461	79,295	117,647	78,767	60,567
Issued for distributions reinvested	19,166	16,587	29,766	14,671	59,459	45,560	130,402	9,184
Redeemed	(131,276)	(136,994)	(218,351)	(214,501)	(316,708)	(408,507)	(179,418)	(168,404)

Net increase (decrease) in Class B shares outstanding	(58,374)	(42,067)	(146,627)	(134,369)	(177,954)	(245,300)	29,751	(98,653)

Advisor Class:
Sold	25,472	143,455	2,306,935	3,918,285	3,040,101	6,074,233	7,646,436	8,758,177
Issued for distributions reinvested	3,241	784	225,617	21,322	340,669	19,212	1,684,881	2
Redeemed	(82,493)	(37,076)	(1,476,879)	(721,805)	(1,865,063)	(707,345)	(1,398,555)	(1,122,362)

Net increase (decrease) in Advisor Class shares outstanding	(53,780)	107,163	1,055,673	3,217,802	1,515,707	5,386,100	7,932,762	7,635,817

Institutional Class:
Sold	1,538,175	164,468	347,901	742,515	47,708	458,273	48,763	365,617
Issued for distributions reinvested	22,600	5,378	15,831	6,432	25,118	17,604	69,078	4,128
Redeemed	(32,545)	(23,100)	(20,738)	(534,328)	(40,741)	(48,063)	(61,001)	(26,838)

Net increase in Institutional Class shares outstanding	1,528,230	146,746	342,994	214,619	32,085	427,814	56,840	342,907

234	See notes to financial statements	235

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS		REAL ESTATE
Year Ended September 30	2015	2014	2015	2014	2015	2014	2015 *
Increase (Decrease) in Net Assets From Operations
Net investment income	$788,190	$151,237	$1,035,051	$1,327,725	$443,836	$303,663	$404,033
Net realized gain on investments and
foreign currency transactions	46,613,802	24,549,198	79,081,123	54,891,351	29,671,829	23,112,572	24,636
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(25,403,387)	35,452,488	(92,521,856)	49,674,327	(30,358,590)	25,222,633	(2,448,175)
Net increase (decrease) in net assets resulting
from operations	21,998,605	60,152,923	(12,405,682)	105,893,403	(242,925)	48,638,868	(2,019,506)
Distributions to Shareholders
Net investment income – Class A	(33,918)	(137,030)	(1,230,423)	(3,087,350)	(614,851)	—	(68,828)
Net investment income – Class B	—	—	—	—	—	—	N/A
Net investment income – Advisor Class	(23,472)	—	(78,489)	—	(83,726)	—	(309,011)
Net investment income – Institutional Class	(4,324)	—	(18,948)	(13,000)	(33,545)	—	(8,900)
Net realized gains – Class A	—	—	(53,444,769)	(46,623,738)	(22,889,551)	(66,745,164)	—
Net realized gains – Class B	—	—	(913,751)	(963,735)	(282,955)	(931,080)	N/A
Net realized gains – Advisor Class	—	—	(2,495,521)	(73)	(1,540,363)	(179)	—
Net realized gains – Institutional Class	—	—	(255,417)	(184,762)	(307,598)	(841,692)	—

Total distributions	(61,714)	(137,030)	(58,437,318)	(50,872,658)	(25,752,589)	(68,518,115)	(386,739)

Share Transactions
Class A:
Proceeds from shares sold	54,416,494	53,114,679	136,372,505	122,773,450	62,551,504	58,194,508	12,123,983
Reinvestment of distributions	33,809	136,182	54,304,871	49,375,149	23,373,326	66,412,691	67,795
Cost of shares redeemed	(52,380,060)	(95,715,532)	(111,164,893)	(146,548,697)	(56,620,386)	(90,955,373)	(301,713)

	2,070,243	(42,464,671)	79,512,483	25,599,902	29,304,444	33,651,826	11,890,065

Class B:
Proceeds from shares sold	429,281	386,548	880,576	1,414,422	405,103	380,874	N/A
Reinvestment of distributions	—	—	913,334	960,343	282,325	930,707	N/A
Cost of shares redeemed	(1,488,363)	(1,717,261)	(3,260,835)	(4,831,017)	(1,245,404)	(1,382,358)	N/A

	(1,059,082)	(1,330,713)	(1,466,925)	(2,456,252)	(557,976)	(70,777)	N/A

Advisor Class:
Proceeds from shares sold	23,956,222	37,235,367	26,801,133	38,736,137	18,421,121	30,546,664	43,112,696
Reinvestment of distributions	23,442	—	2,559,289	73	1,621,689	179	308,971
Cost of shares redeemed	(10,552,736)	(6,791,191)	(12,916,191)	(4,324,733)	(5,321,986)	(4,688,154)	(765,928)

	13,426,928	30,444,176	16,444,231	34,411,477	14,720,824	25,858,689	42,655,739

Institutional Class:
Proceeds from shares sold	802,590	2,935,532	1,039,954	3,896,239	795,472	6,063,035	1,048,520
Reinvestment of distributions	4,324	—	274,365	197,762	341,142	841,692	8,900
Cost of shares redeemed	(450,856)	(321,723)	(593,271)	(461,518)	(666,944)	(895,279)	(496)

	356,058	2,613,809	721,048	3,632,483	469,670	6,009,448	1,056,924

Net increase (decrease) from share transactions	14,794,147	(10,737,399)	95,210,837	61,187,610	43,936,962	65,449,186	55,602,728

Net increase in net assets	36,731,038	49,278,494	24,367,837	116,208,355	17,941,448	45,569,939	53,196,483

Net Assets
Beginning of period	370,422,222	321,143,728	856,829,214	740,620,859	462,606,412	417,036,473	—

End of year†	$407,153,260	$370,422,222	$881,197,051	$856,829,214	$480,547,860	$462,606,412	$53,196,483

†Includes undistributed net investment income of	$787,612	$61,136	$1,035,020	$1,327,725	$15,377	$303,663	$17,294

*From April 6, 2015 (commencement of operations) to September 30, 2015.

236	See notes to financial statements	237

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS		REAL ESTATE
Year Ended September 30	2015	2014	2015	2014	2015	2014	2015 *
Shares Issued and Redeemed
Class A:
Sold	4,524,618	5,061,027	3,318,481	3,041,896	2,296,761	2,135,234	1,299,792
Issued for distributions reinvested	2,865	13,057	1,372,375	1,233,146	892,452	2,538,712	7,665
Redeemed	(4,363,924)	(9,110,597)	(2,705,324)	(3,653,483)	(2,072,629)	(3,369,616)	(33,521)

Net increase (decrease) in Class A shares outstanding	163,559	(4,036,513)	1,985,532	621,559	1,116,584	1,304,330	1,273,936

Class B:
Proceeds from shares sold	40,379	41,564	26,080	41,918	18,935	17,126	N/A
Issued for distributions reinvested	—	—	28,077	28,599	13,685	44,235	N/A
Cost of shares redeemed	(139,374)	(182,682)	(96,523)	(138,149)	(58,315)	(63,202)	N/A

Net decrease in Class B shares outstanding	(98,995)	(141,118)	(42,366)	(67,632)	(25,695)	(1,841)	N/A

Advisor Class:
Proceeds from shares sold	1,974,720	3,509,456	644,299	970,944	670,808	1,162,137	4,594,793
Issued for distributions reinvested	1,978	—	64,158	2	61,802	7	34,846
Cost of shares redeemed	(883,130)	(613,112)	(310,019)	(103,667)	(194,572)	(171,645)	(84,427)

Net increase in Advisor Class shares outstanding	1,093,568	2,896,344	398,438	867,279	538,038	990,499	4,545,212

Institutional Class:
Sold	66,313	307,236	25,177	99,807	29,003	214,447	106,509
Issued for distributions reinvested	364	—	6,904	4,925	12,966	32,040	1,005
Redeemed	(36,602)	(30,895)	(14,276)	(11,488)	(24,349)	(32,328)	(57)

Net increase in Institutional Class shares outstanding	30,075	276,341	17,805	93,244	17,620	214,159	107,457

*From April 6, 2015 (commencement of operations) to September 30, 2015.

238	See notes to financial statements	239

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	INTERNATIONAL
Year Ended September 30	2015	2014
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,177,991	$996,055
Net realized gain (loss) on investments and
foreign currency transactions	(7,234,671)	4,446,110
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(1,841,871)	4,414,390
Net increase (decrease) in net assets resulting
from operations	(7,898,551)	9,856,555
Dividends to Shareholders
Net investment income – Class A	(712,515)	(446,680)
Net investment income – Class B	—	—
Net investment income – Advisor Class	(140,251)	—
Net investment income – Institutional Class	(18,281)	—

Total dividends	(871,047)	(446,680)

Share Transactions
Class A:
Proceeds from shares sold	34,322,329	56,437,318
Reinvestment of dividends	707,912	444,022
Cost of shares redeemed	(26,787,203)	(89,103,615)

	8,243,038	(32,222,275)
Class B:
Proceeds from shares sold	194,517	324,644
Reinvestment of dividends	—	—
Cost of shares redeemed	(920,495)	(755,235)

	(725,978)	(430,591)

Advisor Class:
Proceeds from shares sold	30,826,438	40,013,722
Reinvestment of dividends	139,818	—
Cost of shares redeemed	(6,399,457)	(4,422,545)

	24,566,799	35,591,177

Institutional Class:
Proceeds from shares sold	444,822	2,538,693
Reinvestment of dividends	18,281	—
Cost of shares redeemed	(395,447)	(289,287)

	67,656	2,249,406

Net increase from share transactions	32,151,515	5,187,717

Net increase in net assets	23,381,917	14,597,592

Net Assets
Beginning of year	233,672,623	219,075,031

End of year†	$257,054,540	$233,672,623

†Includes undistributed net investment income of	$1,142,919	$842,889

240	See notes to financial statements

	INTERNATIONAL
Year Ended September 30	2015	2014
Shares Issued and Redeemed
Class A:
Sold	2,600,533	4,368,338
Issued for dividends reinvested	54,835	34,908
Redeemed	(2,031,442)	(6,840,847)

Net increase (decrease) in Class A shares outstanding	623,926	(2,437,601)

Class B:
Proceeds from shares sold	15,517	26,251
Issued for dividends reinvested	—	—
Cost of shares redeemed	(73,691)	(60,153)

Net decrease in Class B shares outstanding	(58,174)	(33,902)

Advisor Class:
Proceeds from shares sold	2,303,344	3,011,540
Issued for dividends reinvested	10,772	—
Cost of shares redeemed	(484,106)	(326,473)

Net increase in Advisor Class shares outstanding	1,830,010	2,685,067

Institutional Class:
Sold	33,320	200,933
Issued for dividends reinvested	1,407	—
Redeemed	(29,837)	(22,302)

Net increase in Institutional Class shares outstanding	4,890	178,631

241

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

1. Significant Accounting Policies—First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (the “1940 Act”) as open-end management investment companies and operate as series funds. The Income Funds issue shares of beneficial interest in the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund, Floating Rate Fund and Fund For Income. All of the Income Funds are diversified funds, except International Opportunities Bond Fund, which is a non-diversified fund. The Equity Funds issue shares of beneficial interest in the Total Return Fund, Equity Income Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, Real Estate Fund and International Fund (each a “Fund”, collectively, “the Funds”). All of the Equity Funds are diversified funds, except Real Estate Fund, which is a non-diversified fund. The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2015, is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Limited Duration High Quality Bond Fund seeks current income consistent with low volatility of principal.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Strategic Income Fund seeks a high level of current income.

International Opportunities Bond Fund seeks total return consisting of income and capital appreciation.

Floating Rate Fund seeks a high level of current income.

Fund For Income seeks high current income.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Equity Income Fund seeks total return.

Growth & Income Fund seeks long-term growth of capital and current income.

242

Global Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

Real Estate Fund seeks total return.

International Fund primarily seeks long-term capital growth.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Cash Management Fund, are priced based upon valuations that are provided by a pricing service. Other securities may also be priced based upon valuations that are provided by pricing services approved by the Trusts’ Board of Trustees (the “Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. The net asset value of the Strategic Income Fund is derived from the net asset values of the underlying Funds in which it invests.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use estimates from a pricing service to fair value foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

243

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the fund’s investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. The underlying Funds in which Strategic Income Fund invests are also categorized in Level 1. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Variable and floating rate, corporate, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates

244

and loan participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized in Level 3. Short-term notes that are valued at amortized cost by the Cash Management Fund are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of September 30, 2015, for each Fund’s investments is included following each Fund’s portfolio of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2015, capital loss carryovers were as follows:

						Capital Loss Carryovers
						Not Subject
						to Expiration
						Long	Short
Fund	Total	2016	2017	2018	2019	Term	Term
Limited Duration High
Quality Bond	$15,824	$—	$—	$—	$—	$—	$15,824
Government	13,043,564	1,063,550	—	—	40,595	—	11,939,419
Investment Grade	2,299,840	—	2,299,840	—	—	—	—
Floating Rate	187,767	—	—	—	—	11,131	176,636
Fund For Income	139,605,724	5,033,118	23,949,720	110,622,886	—	—	—
International	23,181,274	—	—	19,627,323	2,191,242	1,178,506	184,203

During the year ended September 30, 2015, the Investment Grade, International Opportunities Bond, Fund For Income and Select Growth Funds utilized capital loss carryovers in the amounts of $2,159,716, $305,637, $95,657 and $6,696,515, respectively.

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in fiscal year 2010 and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

245

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012–2014, or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Distributions to Shareholders—Dividends from net investment income of the Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund, Floating Rate Fund and Fund For Income are generally declared daily and paid monthly. The Cash Management Fund declares distributions, if any, daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of Total Return Fund, Equity Income Fund, Growth & Income Fund and Real Estate Fund are declared and paid quarterly. Dividends from net investment income, if any, of Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund are declared and paid annually. Distributions from net realized capital gains, if any, of each of the Funds are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, late loss deferrals, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

246

F. Foreign Currency Translations—The accounting records of International Opportunities Bond Fund, Global Fund and International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

International Opportunities Bond Fund, Global Fund and International Fund do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon serves as custodian for the Funds and may provide credits against custodian charges based on uninvested cash balance of the Funds. For the year ended September 30, 2015, the Income Funds and Equity Funds received credits in the amount of $10,789 and $2,089, respectively. For the period October 1, 2014 through March 15, 2015, Brown Brothers Harriman & Co. served as custodian for the Strategic Income Fund, the International Opportunities Bond Fund, Total Return Fund, Equity Income Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund. Certain of the Equity Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2015, expenses were reduced by a total of $33,617 for certain of the Equity Funds under these arrangements.

247

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

2. Security Transactions —For the year ended September 30, 2015, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Limited Duration
High Quality Bond	$58,572,956	$28,231,752	$5,985,425	$2,653,523
Government	151,230,273	194,301,486	117,384,207	78,167,595
Investment Grade	192,529,177	194,638,013	12,229,152	—
Strategic Income	78,722,571	47,003,156	—	—
International Opportunities Bond	69,847,174	42,387,903	24,686,480	37,194,482
Floating Rate	75,777,514	47,526,571	—	—
Fund For Income	338,055,723	319,066,636	—	—
Total Return	366,017,338	287,950,258	28,478,807	20,779,531
Equity Income	141,399,539	126,607,894	—	—
Growth & Income	407,973,352	448,113,385	—	—
Global	463,355,149	426,210,632	—	—
Select Growth	206,312,933	193,952,297	—	—
Opportunity	326,973,371	335,639,875	—	—
Special Situations	207,885,700	216,186,212	—	—
Real Estate	61,231,461	6,010,536	—	—
International	97,870,668	65,396,220	—	—

248

At September 30, 2015, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

		Gross	Gross	Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Limited Duration
High Quality Bond	$70,705,125	$99,482	$833,982	$(734,500)
Government	320,195,650	6,776,176	1,055,622	5,720,554
Investment Grade	530,063,143	9,702,317	10,160,973	(458,656)
Strategic Income	134,381,047	—	8,910,683	(8,910,683)
International Opportunities
Bond	141,464,251	484,512	18,534,743	(18,050,231)
Floating Rate	112,112,320	279,711	2,104,071	(1,824,360)
Fund For Income	677,281,245	3,975,833	40,665,046	(36,689,213)
Total Return	699,443,847	145,013,395	21,351,376	123,662,019
Equity Income	437,044,103	119,277,741	21,850,909	97,426,832
Growth & Income	1,173,916,822	551,133,558	58,978,515	492,155,043
Global	451,453,094	27,997,519	27,887,683	109,836
Select Growth	316,168,554	100,343,127	10,650,633	89,692,494
Opportunity	648,992,393	261,418,863	36,169,237	225,249,626
Special Situations	416,813,942	79,029,477	27,499,384	51,530,093
Real Estate	55,144,287	585,310	3,115,353	(2,530,043)
International	206,432,782	53,699,031	5,787,069	47,911,962

249

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

The Strategic Income Fund may invest in Institutional Class shares of the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, International Opportunities Bond Fund, Floating Rate Fund, Fund For Income, Equity Income Fund, Tax Exempt Income Fund and Tax Exempt Opportunities Fund. During the year ended September 30, 2015, purchases and sales of shares, dividends, capital gain distributions received and realized gains (losses) recognized by Strategic Income Fund from investments in these Funds were as follows:

	Balance			Balance				Realized
	of Shares			of Shares				Gain (Loss)
	Held	Purchases/	Sales/	Held	Value	Dividend	Capital Gain	on Security
Fund	9/30/2014	Additions	Reductions	9/30/2015	9/30/2015	Income	Distributions	Transactions
Equity Income	537,395	312,134	—	849,529	$7,679,741	$113,452	$274,361	$—
Floating Rate	511,753	1,170,647	(642,393)	1,040,007	9,952,868	195,136	—	(113,645)
Fund For Income	15,394,099	5,018,368	—	20,412,467	48,989,922	2,611,064	—	—
Government	930,033	1,692,047	(1,382,083)	1,239,997	13,491,164	261,991	—	77,501
International
Opportunities Bond	1,554,759	583,818	—	2,138,577	18,541,466	566,255	—	—
Investment Grade	2,069,648	686,319	(1,372,699)	1,383,268	13,362,372	928,100	—	(163,304)
Limited Duration High
Quality Bond	512,318	795,732	(631,668)	676,382	6,635,307	120,319	—	(45,743)
Tax Exempt Income	—	1,285,090	(595,057)	690,033	6,817,524	179,279	—	15,760
	21,510,005	11,544,155	(4,623,900)	28,430,260	$125,470,364	$4,975,596	$274,361	$(229,431)

The financial statements of each of the Funds in which Strategic Income had investments as of September 30, 2015 are included in this report except Tax Exempt Income Fund, whose most recent financial statements are available as of June 30, 2015 and can be viewed by visiting our website www.forestersfinancial.com or by calling 1-800-423-4026 or by writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005.

3. Advisory Fee and Other Transactions With Affiliates —Certain officers of the Trusts are officers of the Trusts’ investment adviser, FIMCO, their underwriter, Foresters Financial Services, Inc. (“FFS”) and their transfer agent, Foresters Investor Services, Inc. (“FIS”). Trustees of the Trusts who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended September 30, 2015, total trustees fees accrued by the Income Funds and Equity Funds amounted to $106,291 and $297,358, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the following rates:

Cash Management Fund —.50% of the Fund’s average daily net assets. For the year ended September 30, 2015, FIMCO has voluntarily waived the Fund’s entire advisory

250

fee of $540,756 and assumed $473,333 of other Fund expenses to prevent a negative yield on the Fund’s shares.

Limited Duration High Quality Bond, Government and Investment Grade Funds —.66% on the first $500 million of each Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended September 30, 2015, FIMCO has waived, pursuant to an expense limitation agreement, $179,140 in advisory fees to limit the Limited Duration High Quality Bond Fund’s overall expense ratio (exclusive of certain expenses) to 1.05% on Class A shares, .75% on Advisor Class shares and .60% on Institutional Class shares. For the year ended September 30, 2015, FIMCO has voluntarily waived $367,731, in advisory fees on Government Fund to limit the advisory fee to .55% of its average daily net assets. For the year ended September 30, 2015, FIMCO has voluntarily waived $597,659 in advisory fees on Investment Grade Fund to limit the advisory fee to .55% of its average daily net assets.

Strategic Income Fund —.05% of the Fund’s average daily net assets.

Floating Rate Fund —.60% on the first $250 million of the Fund’s average daily net assets, .55% on the next $250 million, .50% on the next $500 million and .45% on the next $1 billion and .40% on average daily net assets over $2 billion. For the year ended September 30, 2015, FIMCO has waived, pursuant to an expense limitation agreement, $53,011 in advisory fees to limit the Fund’s overall expense ratio (exclusive of certain expenses) to 1.10% on Class A shares, .90% on Advisor Class shares and .70% on Institutional Class shares. FIMCO waived an additional $145,420 in advisory fees during the period.

International Opportunities Bond Fund and Fund For Income —.75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2015, FIMCO has assumed, pursuant to an expense limitation agreement, $62,359 of expenses to limit the International Opportunities Bond Fund’s overall expense ratio (exclusive of certain expenses) to 1.30% on Class A shares. For the year ended September 30, 2015, FIMCO has voluntarily waived $155,280 in advisory fees on Fund For Income to limit the advisory fee to .70% of its average daily net assets.

Total Return Fund —.75% on the first $300 million of the Fund’s average daily net assets, .70% on the next $200 million, .65% on the next $500 million, .60% on the next $1 billion, .55% on the next $1 billion, down to .50% on average daily net assets over $3 billion.

251

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

Equity Income, Growth & Income, Select Growth, Opportunity and Real Estate Funds —.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2015, FIMCO has waived, pursuant to an expense limitation agreement $106,277 in advisory fees to limit the Real Estate Fund’s overall expense ratio (exclusive of certain expenses) to 1.45% on Class A shares, 1.12% on Advisor Class shares and 1.00% on Institutional Class shares.

Global Fund —.95% on the first $600 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. For the year ended September 30, 2015, FIMCO has voluntarily waived $224,804 in advisory fees to limit the advisory fee to .90% of the Fund’s average daily net assets.

Special Situations Fund —.90% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million and .64% on average daily net assets over $1.5 billion. For the year ended September 30, 2015, FIMCO has voluntarily waived $49,106 advisory fees to limit the advisory fee to .80% of the Fund’s average daily net assets.

International Fund —.98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion.

For the year ended September 30, 2015, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $13,505,020 and $43,059,155, respectively, of which $2,101,356 and $380,187, respectively, was voluntarily waived by FIMCO as noted above.

FIMCO has entered into an expense limitation agreement with the Limited Duration High Quality Bond Fund (“LDHQ”) to limit LDHQ’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.05% of the average daily net assets on Class A shares, .75% of the average daily net assets on Advisor Class shares and .60% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2016. For the year ended September 30, 2015, FIMCO assumed $179,140, under the terms of the agreement. FIMCO and LDHQ have agreed that any expenses of LDHQ assumed by FIMCO pursuant to this agreement be repaid to FIMCO by LDHQ within three years after the date the fee limitation and/

252

or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of LDHQ’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period May 19, 2014 (commencement of operations) to September 30, 2015, FIMCO assumed $322,288 under the terms of the agreement of which $143,148 expires on September 30, 2017 and $179,140 expires on September 30, 2018. The expense limitation agreement may be terminated or amended prior to January 31, 2016, with the approval of the Board.

FIMCO had entered into an expense limitation agreement with the Strategic Income Fund (“SIF”) to limit SIF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares and 1.00% of the average daily net assets on Advisor Class shares. The agreement expired on January 31, 2015. For the period October 1, 2014 through January 31, 2015, FIMCO did not have to assume any expenses of SIF.

FIMCO has entered into an expense limitation agreement with the International Opportunities Bond Fund (“IOBF”) to limit IOBF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on the Class A shares. The agreement expires on January 31, 2016. For the year ended September 30, 2015, FIMCO assumed $62,359 under the terms of the agreement. FIMCO and IOBF have agreed that any expenses of IOBF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by IOBF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of IOBF’s Class A shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period August 20, 2012 (commencement of operations) to September 30, 2015, the total organizational expenses and expenses incurred in excess of the above stated limitation was $663,596 of which $278,248 expired on September 30, 2015 and $228,243 expires on September 30, 2016, $94,746 expires on September 30, 2017 and $62,359 expires on September 30, 2018. The expense limitation agreement may be terminated or amended prior to January 31, 2016, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Floating Rate Fund (“FRF”) to limit FRF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation

253

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

expenses, if any) to 1.10% of the average daily net assets on the Class A shares, .90% of the average daily net assets on Advisor Class shares and .70% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2016. For the year ended September 30, 2015, FIMCO assumed $198,431, under the terms of the agreement. FIMCO and FRF have agreed that any expenses of FRF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by FRF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of FRF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period October 21, 2013 (commencement of operations) through September 30, 2015, FIMCO assumed $421,966 under the terms of the agreement of which $223,535 expires on September 30, 2017 and $198,431 expires on September 30, 2018. The expense limitation agreement may be terminated or amended prior to January 31, 2016, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Real Estate Fund (“REIT”) to limit REIT’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.45% of the average daily net assets on the Class A shares, 1.12% of the average daily net assets on Advisor Class shares and 1.00% of the average daily net assets on Institutional Class shares. The agreement expires on April 6, 2016. FIMCO and REIT have agreed that any expenses of REIT assumed by FIMCO pursuant to this agreement be repaid to FIMCO by REIT within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of REIT’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period April 6, 2015 (commencement of operations) through September 30, 2015, FIMCO assumed $106,277 under the terms of the agreement of which $106,277 expires on September 30, 2018. The expense limitation agreement may be terminated or amended prior to April 6, 2016, with the approval of the Board.

For the year ended September 30, 2015, FFS, as underwriter, received from the Income Funds and Equity Funds $6,296,002 and $23,946,559, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $31,594 and $116,586, respectively, to other dealers. For the year ended September 30, 2015, shareholder servicing costs for the Income Funds and Equity Funds included

254

$3,005,756 and $7,566,336, respectively, in transfer agent fees accrued to FIS, of which $43,715 was voluntarily waived by FIS on the Cash Management Fund.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Cash Management Fund, is authorized to pay FFS a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Cash Management Fund is authorized to pay FFS a fee up to 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2015, total distribution plan fees accrued to FFS by the Income Funds and Equity Funds amounted to $4,994,068 and $16,361,981, respectively.

Brandywine Global Investment Management, LLC, serves as investment subadviser to International Opportunities Bond Fund. Muzinich & Co., Inc., serves as investment subadviser to Floating Rate Fund and Fund For Income. Wellington Management Company, LLP serves as investment subadviser to Global Fund. Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities —Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2015, Limited Duration High Quality Bond Fund held six 144A securities with an aggregate value of $2,988,161 representing 4.0% of the Fund’s net assets, Investment Grade Fund held nineteen 144A securities with an aggregate value of $59,982,803 representing 11.1% of the Fund’s net assets, International Opportunities Bond Fund held five 144A securities with an aggregate value of $5,066,222 representing 3.6% of the Fund’s net assets, Floating Rate Fund held eight 144A securities with an aggregate value of $3,389,501 representing 2.9% of the Fund’s net assets, Fund For Income held one hundred forty-nine 144A securities with an aggregate value of $256,496,919 representing 38.6% of the Fund’s net assets and Total Return Fund held fourteen 144A securities with an aggregate value of $17,102,051 representing 2.1% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At September 30, 2015, Cash Management Fund held six Section 4(2) securities with an aggregate value of $20,996,749 representing 18.7% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

255

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

5. Derivatives —Some of the Funds may invest in derivatives such as futures contracts and options on futures contracts (“options”), to increase income, hedge against changes in interest rates or enhance potential return.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

256

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

For the year ended September 30, 2015, the Funds had no open investments in futures contracts or options.

6. High Yield Credit Risk —The investments of Floating Rate Fund and Fund For Income in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Foreign Exchange Contracts —The International Opportunities Bond Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and the Fund may invest in them in order to hedge its currency exposure in bond positions or to gain currency exposure held by the Fund. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Fund’s assets. During the period, the Fund used currency forwards to hedge currency exposure from certain bonds as well as to gain currency exposure in certain countries.

257

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

The International Opportunities Bond Fund had the following foreign exchange contracts open at September 30, 2015:

						Unrealized
	Settlement	Foreign	Receive			Appreciation
Counterparty	Date	Currency	(Deliver)	Asset (1)	Liability (1)	(Depreciation)

Citibank	10/16/15	NZD	(6,420,000)	$4,272,510	$4,104,308	$168,202
Morgan Stanley	10/16/15	NZD	(665,000)	418,979	425,135	(6,156)
HSBC	10/19/15	CLP	662,000,000	951,102	1,026,197	(75,095)
HSBC	10/20/15	NOK	51,900,000	6,096,415	6,335,295	(238,880)
BCI	10/20/15	NOK	4,400,000	516,844	536,190	(19,346)
HSBC	10/21/15	SEK	57,400,000	6,857,867	6,747,226	110,641
BCI	10/21/15	SEK	4,700,000	561,533	567,249	(5,716)
HSBC	10/23/15	CLP	1,335,000,000	1,918,007	2,033,883	(115,876)
HSBC	11/10/15	CLP	1,743,000,000	2,504,184	2,529,570	(25,386)
Citibank	11/13/15	EUR	(1,920,000)	2,102,362	2,145,419	(43,057)
Citibank	11/13/15	EUR	630,000	703,966	711,333	(7,367)
Citibank	12/4/15	JPY	843,000,000	7,027,049	7,033,743	(6,694)
HSBC	12/14/15	GBP	(8,200,000)	12,603,400	12,404,508	198,892
Citibank	12/14/15	GBP	(190,000)	293,050	287,421	5,629
BCI	12/16/15	INR	370,000,000	5,636,807	5,472,159	164,648
HSBC	1/15/16	CLP	2,315,000,000	3,325,982	3,314,834	11,148
HSBC	1/29/16	CLP	930,400,000	1,336,714	1,310,976	25,738
		Net unrealized gain on open foreign exchange contracts				$141,325

A summary of abbreviations for foreign currency appears at the end of the International Opportunities Bond Fund’s portfolio of investments.

Disclosures about Offsetting Assets and Liabilities —Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts

258

due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The International Opportunities Bond Fund’s Statement of Assets and Liabilities (“SOAL”) presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SOAL to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SOAL and net amounts are presented below:

Description/Financial		Gross Amounts
Instrument/Statement		Presented in
of Assets and Liabilities		Statement of Assets	Financial
Category	Counterparty	and Liabilities	Instruments*	Net Amount
Unrealized gain on foreign
exchange contracts	BCI	$164,648	$(25,062)	$139,586
	Citibank	173,831	(57,118)	116,713
	HSBC	346,419	(346,419)	—
	Total	$684,898	$(428,599)	$256,299
Unrealized loss on foreign
exchange contracts	BCI	$25,062	$(25,062)	$—
	Citibank	57,118	(57,118)	—
	HSBC	455,237	(346,419)	108,818
	Morgan Stanley	6,156	—	6,156
	Total	$543,573	$(428,599)	$114,974

*Amounts relate to master netting arrangements (for example, ISDA) which have been determined by the Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

During the year ended September 30, 2015, the volume of derivative activity for the International Opportunities Bond Fund based on average monthly market values was $27,679,141 for forward foreign currency contracts (to buy) and $17,666,869 for forward foreign currency contracts (to sell).

Fair Value of Derivative Instruments —The fair value of derivative instruments on the International Opportunities Bond Fund as of September 30, 2015, was as follows:

	Assets Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments under	Statements of Assets		Statements of Assets
ASC 815	and Liabilities Location	Value	and Liabilities Location	Value
Foreign exchange contracts:	Unrealized appreciation		Unrealized depreciation
	of foreign exchange		of foreign exchange
	contracts	$684,898	contracts	$(543,573)

259

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

The effect of International Opportunities Bond Fund’s derivative instruments on the
Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Loss
for as hedging instruments	on Foreign Exchange
under ASC 815	Transactions
Foreign exchange transactions
International Opportunities Bond Fund	$ 56,437

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized Depreciation
for as hedging instruments	on Foreign Exchange
under ASC 815	Transactions
Foreign exchange transactions
International Opportunities Bond Fund	$ 40,072

8. Capital —The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated four classes of shares, Class A, Class B, Advisor Class and Institutional Class shares (each, a “Class”) except for Cash Management Fund which has designated only Class A, Class B and Institutional Class shares, Strategic Income Fund which has designated only Class A and Advisor Class shares and Limited Duration High Quality Bond Fund, International Opportunities Bond Fund, Floating Rate Fund and Real Estate Fund which have designated only Class A, Advisor Class and Institutional Class shares. Advisor Class and Institutional Class shares became available for sale to the public in May 2013 and October 2013, respectively. Not all classes of shares of each Fund may be available in all jurisdictions. Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Board and a Class may have exclusive voting rights with respect to matters affecting only that Class. Cash Management Fund’s Class A, Class B and Institutional Class shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FFS as underwriter of the Trusts. The shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% of the amount

260

invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. There are no sales charges associated with the purchase of Advisor Class and Institutional Class shares. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and shareholder servicing costs) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

9. Litigation —The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). As with the Bondholder Plaintiffs and the Committee, the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (All of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL

261

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

Proceeding”).) On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On September 30, 2013, counsel for the plaintiffs in those suits appealed the MDL Judge’s dismissal ruling to the Second Circuit. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $1,526,566 in connection with the LBO, representing 0.28% of its net assets as of September 30, 2015. The Blue Chip Fund received proceeds of $790,772 in connection with the LBO, representing 0.05% of the net assets of Growth & Income Fund as of September 30, 2015. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

10. Tax Components of Capital and Distributions to Shareholders —The tax character of distributions declared for the years ended September 30, 2015 and September 30, 2014 were as follows:

	Year Ended September 30, 2015				Year Ended September 30, 2014
	Distributions				Distributions
	Declared from				Declared from
		Long-Term				Long-Term
	Ordinary	Capital	Return of		Ordinary	Capital	Return of
Fund	Income	Gain	Capital	Total	Income	Gain	Capital	Total
Limited Duration
High Quality Bond	$1,224,591	$—	$—	$1,224,591	$123,720	$—	$—	$123,720
Government	7,585,281	—	—	7,585,281	8,404,723	—	—	8,404,723
Investment Grade	22,126,518	—	—	22,126,518	22,355,418	—	—	22,355,418
Strategic Income	4,655,015	412,161	—	5,067,176	2,159,832	—	—	2,159,832
International
Opportunities Bond	3,070,013	498,738	630,840	4,199,591	2,839,293	—	128,270	2,967,563
Floating Rate	3,242,239	—	—	3,242,239	1,721,414	—	—	1,721,414
Fund For Income	36,222,935	—	—	36,222,935	37,039,831	—	—	37,039,831
Total Return	15,245,813	23,603,377	—	38,849,190	14,824,484	12,348,724	—	27,173,208
Equity Income	12,187,459	22,266,828	—	34,454,287	7,710,810	8,335,775	—	16,046,585
Growth & Income	25,018,848	72,478,901	—	97,497,749	26,536,648	41,504,072	—	68,040,720
Global	14,285,060	57,664,927	—	71,949,987	2,589,434	3,339,063	—	5,928,497
Select Growth	61,714	—	—	61,714	137,030	—	—	137,030
Opportunity	9,995,954	48,441,364	—	58,437,318	12,208,079	38,664,579	—	50,872,658
Special Situations	3,162,126	22,590,463	—	25,752,589	7,180,385	61,337,730	—	68,518,115
Real Estate	386,739	—	—	386,739	—	—	—	—
International	871,047	—	—	871,047	446,680	—	—	446,680

262

As of September 30, 2015, the components of distributable earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed	Capital	Other	Unrealized	Distributable
	Ordinary	Capital	Losses	Accumulated	Appreciation	Earnings
Fund	Income	Gains	Carryover	Losses*	(Depreciation	(Deficit)**
Limited Duration High	$139,911	$—	$(15,824)	$(316,714)	$(734,500)	$(927,127)
Quality Bond
Government	96,314	—	(13,043,564)	(2,078,232)	5,720,554	(9,304,928)
Investment Grade	228,874	—	(2,299,840)	—	(458,656)	(2,529,622)
Strategic Income	571,164	—	—	(204,384)	(8,910,683)	(8,543,903)
International
Opportunities Bond	—	—	—	(3,200,662)	(18,190,063)†	(21,390,725)
Floating Rate	15,190	—	(187,767)	(2,316,505)	(1,824,360)	(4,313,442)
Fund For Income	5,711	—	(139,605,724)	(18,691,338)	(36,689,213)	(194,980,564)
Total Return	1,292,879	17,241,414	—	—	123,662,019	142,196,312
Equity Income	2,447,296	18,109,288	—	—	97,426,832	117,983,416
Growth & Income	10,775,900	73,889,701	—	—	492,155,043	576,820,644
Global	309,714	25,309,767	—	(70,330)	103,675 †	25,652,826
Select Growth	787,612	39,917,287	—	—	89,692,494	130,397,393
Opportunity	2,323,902	74,013,069	—	—	225,249,626	301,586,597
Special Situations	15,377	27,534,979	—	—	51,530,093	79,080,449
Real Estate	29,247	94,551	—	—	(2,530,043)	(2,406,245)
International	1,142,919	—	(23,181,274)	(6,253,241)	47,930,088 †	19,638,492

*	Other accumulated losses consist primarily of late loss deferral, post-October loss deferrals and capital loss carryovers that cannot yet be utilized.
**	Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales and amortization of bond premium and discounts.
†	Includes currency appreciation (depreciation) for International Opportunities Bond, Global and
International Funds in the amounts of $(139,832), $(6,161) and $18,126, respectively.

263

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2015

For the year ended September 30, 2015, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts, bond premium amortization, foreign currency transactions, paydowns on securities, fund organization expenses and expiration of capital loss carryovers.

		Undistributed	Accumulated
		Ordinary Income	Capital Gains
Fund	Capital Paid In	(Deficit)	(Losses)
Limited Duration High
Quality Bond	$ (860)	$ 313,442	$ (312,582)
Government	(1,909,474)	2,028,910	(119,436)
Investment Grade	—	2,731,312	(2,731,312)
Strategic Income	(840)	840	—
International Opportunities Bond	(630,840)	(1,026,075)	1,656,915
Floating Rate	—	177,121	(177,121)
Fund For Income	(22,548,433)	3,560,550	18,987,883
Total Return	—	2,408,752	(2,408,752)
Equity Income	—	225	(225)
Growth & Income	—	148	(148)
Global	—	(75,846)	75,846
Opportunity	—	104	(104)
International	—	(6,914)	6,914

11. New Fund —On May 21, 2015, the Board approved the establishment of a new series of the First Investors Income Funds, First Investors Balanced Income Fund (the “Balanced Income Fund”). The Fund is registered under the Investment Company Act of 1940 as a diversified fund and is authorized to issue an unlimited number of shares of beneficial interest of Class A, Advisor Class and Institutional Class. The primary investment objective of the Fund is to seek income and its secondary investment objective is to seek capital appreciation. The Fund commenced operations on October 1, 2015.

12. Name Changes —On September 21, 2015, First Investors Management Company, Inc. changed its name to Foresters Investment Management Company, Inc., First Investors Corporation changed its name to Foresters Financial Services, Inc. and Administrative Data Management Company Corp. changed its name to Foresters Investor Services, Inc. The name changes did not result in any changes in the organization, management or corporate structure of the entities and did not affect the provisions of any currently existing agreements between the companies and the First Investors Funds.

264

13. Subsequent Events —Subsequent events occurring after September 30, 2015 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

265

Financial Highlights
FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30 unless otherwise indicated.

				P E R S H A R E D A T A								R A T I O S S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions							Ratio to Average						Assets Before Expenses
		Investment Operations				from							Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset												Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Net				Investment	Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year	After Fee		Before Fee		Investment				Income	Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands)	Credits		Credits	***	Income		Expenses	***	(Loss)	Rate

CASH MANAGEMENT FUND
Class A
2011	$ 1.00	—		—	—	—	—	—	$1.00	0.00%		$148,171.17%			.17%		.00%		1.06%		(.89)%	N/A
2012	1.00	—		—	—	—	—	—	1.00	0.00		135,028.12			.12		.00		1.02		(.90)	N/A
2013	1.00	—		—	—	—	—	—	1.00	0.00		130,272.11			.11		.00		.97		(.86)	N/A
2014	1.00	—		—	—	—	—	—	1.00	0.00		108,088.08			.08		.00		1.02		(.94)	N/A
2015	1.00	—		—	—	—	—	—	1.00	0.00		109,566.10			.10		.00		1.08		(.98)	N/A
Class B
2011	1.00	—		—	—	—	—	—	1.00	0.00		1,519.17			.17		.00		1.81		(1.64)	N/A
2012	1.00	—		—	—	—	—	—	1.00	0.00		896.12			.12		.00		1.77		(1.65)	N/A
2013	1.00	—		—	—	—	—	—	1.00	0.00		571.12			.12		.00		1.72		(1.60)	N/A
2014	1.00	—		—	—	—	—	—	1.00	0.00		404.08			.08		.00		1.64		(1.56)	N/A
2015	1.00	—		—	—	—	—	—	1.00	0.00		287.10			.10		.00		1.72		(1.62)	N/A
Institutional Class
2013(h)	1.00	—		—	—	—	—	—	1.00	0.00	††	1.15		†	.15	†	.00	†	2.60	†	(2.45)†	N/A
2014	1.00	—		—	—	—	—	—	1.00	0.00		2,595.08			.08		.00		.66		(.58)	N/A
2015	1.00	—		—	—	—	—	—	1.00	0.00		2,267.10			.10		.00		.67		(.57)	N/A

LIMITED DURATION HIGH QUALITY BOND FUND
Class A
2014(e)	$10.00	$ —	(c)	$(.05)	$(.05)	$.06	—	$.06	$9.89	(.50	)%††	$ 8,911	1.05	%†	1.05	%†	.15	%†	3.37	%†	(2.17)%†	19	%††
2015	9.89	.03	(c)	.04	.07	.20	—	.20	9.76	.67		26,852	1.05		1.05		.37		1.32		.10	57
Advisor Class
2014(e)	10.00	.02	(c)	(.05)	(.03)	.06	—	.06	9.91	(.28	)††	25,649.75		†	.75	†	.46	†	1.02	†	.19 †	19	††
2015	9.91	.06	(c)	.05	.11	.22	—	.22	9.80	1.08		40,502.75			.75		.66		1.09		.32	57
Institutional Class
2014(e)	10.00	.02	(c)	(.03)	(.01)	.07	—	.07	9.92	(.14	)††	5,125.60		†	.60	†	.53	†	3.32	†	(2.19)†	19	††
2015	9.92	.08	(c)	.04	.12	.23	—	.23	9.81	1.21		6,747.60			.60		.81		.92		.49	57

266	267

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

				P E R S H A R E D A T A								R A T I O S S U P P L E M E N T A L D A T A
																			Ratio to Average Net
																			Assets Before Expenses
						Less Distributions							Ratio to Average						Waived, Assumed
		Investment Operations				from							Net Assets**						or Reimbursed
	Net Asset			Net Realized					Net Asset												Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year	After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands)	Credits		Credits	***	Income		Expenses	***	(Loss)		Rate

GOVERNMENT FUND
Class A
2011	$11.36	$.36		$.28	$.64	$.41	—	$.41	$11.59	5.73%		$346,828	1.12%		1.12%		3.12%		1.23%		3.01%		35%
2012	11.59	.27		.04	.31	.38	—	.38	11.52	2.71		382,064	1.10		1.10		2.28		1.21		2.17		36
2013	11.52	.17		(.43)	(.26)	.32	—	.32	10.94	(2.29)		355,264	1.10		1.10		1.57		1.21		1.46		101
2014	10.94	.19	(c)	—	.19	.26	—	.26	10.87	1.71		289,928	1.07		1.07		1.76		1.18		1.65		138
2015	10.87	.17	(c)	.04	.21	.25	—	.25	10.83	1.90		265,856	1.08		1.08		1.60		1.19		1.49		82
Class B
2011	11.35	.26		.29	.55	.33	—	.33	11.57	4.94		7,284	1.82		1.82		2.42		1.93		2.31		35
2012	11.57	.17		.07	.24	.30	—	.30	11.51	2.11		6,393	1.80		1.80		1.59		1.91		1.47		36
2013	11.51	.07		(.42)	(.35)	.24	—	.24	10.92	(3.06)		4,717	1.84		1.84		.82		1.95		.71		101
2014	10.92	.10	(c)	(.01)	.09	.17	—	.17	10.84	.86		3,255	1.89		1.89		.94		2.00		.83		138
2015	10.84	.08	(c)	.03	.11	.15	—	.15	10.80	1.04		2,514	1.91		1.91		.78		2.02		.67		82
Advisor Class
2013(h)	11.29	.10		(.30)	(.20)	.15	—	.15	10.94	(1.75	)††	1.95		†	.95	†	1.68	†	5.17	†	(2.54	)†	101	††
2014	10.94	.23	(c)	(.04)	.19	.27	—	.27	10.86	1.73		33,699.73			.73		2.06		.84		1.95		138
2015	10.86	.21	(c)	.03	.24	.26	—	.26	10.84	2.21		50,190.78			.78		1.89		.89		1.78		82
Institutional Class
2013(h)	11.29	.14		(.31)	(.17)	.16	—	.16	10.96	(1.54	)††	4,656.68		†	.68	†	2.14	†	.81	†	2.01	†	101	††
2014	10.96	.24	(c)	(.01)	.23	.29	—	.29	10.90	2.08		10,753.65			.65		2.17		.76		2.06		138
2015	10.90	.22	(c)	.04	.26	.28	—	.28	10.88	2.38		14,027.65			.65		2.03		.76		1.92		82

268	269

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

		P E R S H A R E D A T A											R A T I O S S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations				from								Net Assets**						Waived or Assumed
	Net Asset			Net Realized						Net Asset												Net
	Value,	Net		and Unrealized	Total from	Net	Net			Value,			Net Assets	Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized		Total	End of	Total		End of Year	After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain		Distributions	Year	Return	*	(in thousands)	Credits		Credits	***	Income		Expenses	***	(Loss)		Rate
INVESTMENT GRADE FUND
Class A
2011	$ 9.81	$.40		$(.16)	$ .24	$.43	—		$.43	$ 9.62	2.48%		$437,094	1.11%		1.11%		3.94%		1.22%		3.83%			34%
2012	9.62	.38		.68	1.06	.41	—		.41	10.27	11.22		531,896	1.08		1.08		3.54		1.19		3.43		40
2013	10.27	.35		(.46)	(.11)	.38	—		.38	9.78	(1.10)		543,955	1.07		1.07		3.20		1.18		3.09		33
2014	9.78	.31	(c)	.22	.53	.39	—		.39	9.92	5.50		475,090	1.05		1.05		3.11		1.16		3.00		49
2015	9.92	.28	(c)	(.17)	.11	.39	—		.39	9.64	1.12		458,704	1.04		1.04		2.85		1.15		2.74		36
Class B
2011	9.81	.33		(.16)	.17	.36	—		.36	9.62	1.81		9,976	1.81		1.81		3.24		1.92		3.13		34
2012	9.62	.32		.66	.98	.34	—		.34	10.26	10.41		8,036	1.78		1.78		2.84		1.89		2.74		40
2013	10.26	.27		(.45)	(.18)	.32	—		.32	9.76	(1.82)		6,161	1.84		1.84		2.42		1.94		2.32		33
2014	9.76	.22	(c)	.22	.44	.33	—		.33	9.87	4.53		4,727	1.92		1.92		2.24		2.03		2.13		49
2015	9.87	.20	(c)	(.17)	.03	.33	—		.33	9.57	.27		3,623	1.92		1.92		1.98		2.03		1.87		36
Advisor Class
2013(h)	10.23	.08		(.34)	(.26)	.19	—		.19	9.78	(2.53	)††	1.95		†	.95	†	2.64	†	5.17	†	(1.58	)†	33	††
2014	9.78	.34	(c)	.20	.54	.40	—		.40	9.92	5.61		44,351.69			.69		3.38		.80		3.27		49
2015	9.92	.31	(c)	(.16)	.15	.40	—		.40	9.67	1.53		63,614.73			.73		3.17		.84		3.06		36
Institutional Class
2013(h)	10.23	.14		(.38)	(.24)	.20	—		.20	9.79	(2.37	)†	9,326.66		†	.66	†	3.06	†	.77	†	2.95	†	33	††
2014	9.79	.35	(c)	.23	.58	.43	—		.43	9.94	5.98		22,269.63			.63		3.51		.74		3.40		49
2015	9.94	.32	(c)	(.17)	.15	.43	—		.43	9.66	1.48		15,025.63			.63		3.26		.74		3.15		36

STRATEGIC INCOME FUND
Class A
2013(g)	$10.00	$.14	(a)	$(.23)	$(.09)	$.13	$—		$.13	$ 9.78	(.87	)%††	$ 47,344	1.30	%†(b)	1.30	%†(b)	2.88	%†(a)	2.10	%†(b)	2.08	%†(a)	19	%††
2014	9.78	.32	(a)(c)	.12	.44	.28	.00	(d)	.28	9.94	4.55		101,540.80		(b)	.80	(b)	3.18	(a)	.68	(b)	3.30	(a)	20
2015	9.94	.34	(a)(c)	(.57)	(.23)	.34	.07		.41	9.30	(2.37)		131,734.59		(b)	.59	(b)	3.55	(a)	N/A		N/A		40
Advisor Class
2013(g)	10.00	.14	(a)	(.22)	(.08)	.15	—		.15	9.77	(.79	)††	1	1.00	†(b)	1.00	†(b)	2.89	†(a)	14.79	†(b)	(10.90)	†(a)	19	††
2014	9.77	.36	(a)(c)	.11	.47	.32	.00	(d)	.32	9.92	4.82		323.36		(b)	.36	(b)	3.62	(a)	.29	(b)	3.69	(a)	20
2015	9.92	.38	(a)(c)	(.56)	(.18)	.38	.07		.45	9.29	(1.93)		306.19		(b)	.19	(b)	3.95	(a)	N/A		N/A		40

270	271

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

		P E R S H A R E D A T A										R A T I O S S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions							Ratio to Average						Assets Before Expenses
		Investment Operations				from							Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset								Net				Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Investment				Investment	Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year	After Fee		Before Fee		Income				Income	Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands)	Credits		Credits	***	(Loss)		Expenses	***	(Loss)		Rate

INTERNATIONAL OPPORTUNITIES BOND FUND
Class A
2012(i)	$10.00	$.01		$ .23	$.24	$.02	$—	$.02	$10.22	2.35	%††	$19,563	1.30	%†	1.30	%†	1.10	%†	9.76	%†	(6.12	)%†	5	%††
2013	10.22	.25		(.32)	(.07)	.30	.01	.31	9.84	(.72)		99,161	1.30		1.30		.68		1.83		.15		53
2014	9.84	.21	(c)	.07	.28	.27	—	.27	9.85	2.84		80,197	1.30		1.30		2.06		1.41		1.95		76
2015	9.85	.12	(c)	(1.06)	(.94)	.28	—	.28	8.63	(9.72)		69,394	1.30		1.30		1.29		1.38		1.21		61
Advisor Class
2013(h)	10.23	.08		(.31)	(.23)	.15	—	.15	9.85	(2.26	)††	1	1.07	†	1.07	†	(1.43	)†	5.23	†	(5.59)		53	††
2014	9.85	.24	(c)	.04	.28	.28	—	.28	9.85	2.81		33,851	1.10		1.10		2.21		N/A		N/A		76
2015	9.85	.14	(c)	(1.06)	(.92)	.29	—	.29	8.64	(9.51)		50,912	1.04		1.04		1.56		N/A		N/A		61
Institutional Class
2013(h)	10.23	.12		(.35)	(.23)	.15	—	.15	9.85	(2.26	)††	6,998.96		†	.96	†	(1.31	)†	N/A		N/A		53	††
2014	9.85	.25	(c)	.06	.31	.28	—	.28	9.88	3.19		16,014.93			.93		2.43		N/A		N/A		76
2015	9.88	.17	(c)	(1.08)	(.91)	.30	—	.30	8.67	(9.36)		19,097.90			.90		1.69		N/A		N/A		61

FLOATING RATE FUND
Class A
2014(f)	$10.00	$.21	(c)	$(.10)	$.11	$.23	—	$.23	$ 9.88	1.12	%††	$50,361	1.10	%†	1.10	%†	2.21	%†	1.58	%†	1.73	%†	26	%††
2015	9.88	.26	(c)	(.27)	(.01)	.29	—	.29	9.58	(.08)		57,101	1.10		1.10		2.72		1.33		2.49		49
Advisor Class
2014(f)	10.00	.25	(c)	(.11)	.14	.26	—	.26	9.88	1.43	††	34,942.90		†	.90	†	2.63	†	.95	†	2.58		26	††
2015	9.88	.28	(c)	(.26)	.02	.32	—	.32	9.58	.18		50,122.90			.90		2.92		1.03		2.79		49
Institutional Class
2014(f)	10.00	.27	(c)	(.13)	.14	.28	—	.28	9.86	1.36	††	5,329.70		†	.70	†	2.76	†	1.06	†	2.40		26	††
2015	9.86	.30	(c)	(.25)	.05	.34	—	.34	9.57	.47		10,458.70			.70		3.17		.90		2.97		49

272	See notes to financial statements	273

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

		P E R S H A R E D A T A									R A T I O S S U P P L E M E N T A L D A T A
																		Ratio to Average Net
						Less Distributions						Ratio to Average						Assets Before Expenses
		Investment Operations				from						Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return *	(in thousands)	Credits		Credits	***	Income		Expenses	***	Income		Rate

FUND FOR INCOME
Class A
2011	$2.49	$.17		$(.14)	$.03	$.17	—	$.17	$2.35	1.00%	$504,839	1.27%		1.27%		6.43%		1.30%		6.40%		75%
2012	2.35	.16		.25	.41	.16	—	.16	2.60	17.79	602,370	1.26		1.26		6.01		1.29		5.98		54
2013	2.60	.15		(.01)	.14	.15	—	.15	2.59	5.55	647,603	1.23		1.23		5.17		1.25		5.15		60
2014	2.59	.12	(c)	.02	.14	.14	—	.14	2.59	5.38	621,618	1.21		1.21		4.67		1.23		4.65		47
2015	2.59	.11	(c)	(.18)	(.07)	.13	—	.13	2.39	(2.85)	567,249	1.21		1.21		4.39		1.23		4.37		47
Class B
2011	2.49	.15		(.13)	.02	.16	—	.16	2.35	.38	7,580	1.97		1.97		5.75		2.00		5.72		75
2012	2.35	.13		.26	.39	.14	—	.14	2.60	17.01	5,659	1.96		1.96		5.31		1.99		5.28		54
2013	2.60	.13		(.01)	.12	.13	—	.13	2.59	4.84	5,001	1.99		1.99		4.42		2.01		4.40		60
2014	2.59	.10	(c)	.02	.12	.12	—	.12	2.59	4.67	4,690	2.02		2.02		3.86		2.04		3.84		47
2015	2.59	.09	(c)	(.18)	(.09)	.11	—	.11	2.39	(3.65)	3,376	2.01		2.01		3.60		2.03		3.58		47
Advisor Class
2013(h)	2.66	.06		(.05)	.01	.08	—	.08	2.59	.23 ††	1	1.03	†	1.03	†	4.59	†	5.13	†	.49	†	60	††
2014	2.59	.12	(c)	.02	.14	.14	—	.14	2.59	5.42	31,132.91			.91		4.83		.93		4.81		47
2015	2.59	.12	(c)	(.18)	(.06)	.14	—	.14	2.39	(2.47)	41,699.93			.93		4.65		.95		4.63		47
Institutional Class
2013(h)	2.66	.03		(.01)	.02	.08	—	.08	2.60	.66 ††	18,575.81		†	.81	†	4.93	†	.83	†	4.91	†	60	††
2014	2.60	.13	(c)	.02	.15	.15	—	.15	2.60	5.59	42,941.78			.78		5.07		.80		5.05		47
2015	2.60	.12	(c)	(.17)	(.05)	.15	—	.15	2.40	(2.28)	51,704.78			.78		4.81		.80		4.79		47

* Calculated without sales charges.
** Net of expenses waived or assumed (Note 3).
*** The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
† Annualized
Not annualized
(a) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Based on average shares during the period.
(d) Due to rounding, amount is less than .005 per share.
(e) For the period May 19, 2014 (commencement of operations) to September 30, 2014.
(f) For the period October 21, 2013 (commencement of operations) to September 30, 2014.
(g) For the period April 3, 2013 (commencement of operations) to September 30, 2013.
(h) For the period April 1, 2013 (commencement of operations) to September 30, 2013.
(i) For the period August 20, 2012 (commencement of operations) to September 30, 2012.

274	See notes to financial statements	275

Financial Highlights
FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30, except as otherwise indicated.

		P E R S H A R E D A T A									R A T I O S S U P P L E M E N T A L D A T A
																		Ratio to Average Net
						Less Distributions						Ratio to Average						Assets Before Expenses
		Investment Operations				from						Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return *	(in thousands)	Credits		Credits	***	Gain		Expenses	***	Loss		Rate

TOTAL RETURN FUND
Class A
2011	$14.19	$.31		$(.06)	$ .25	$.34	$—	$.34	$14.10	1.65%	$384,720	1.33%		1.33%		1.97%		N/A		N/A		36%
2012	14.10	.30		2.71	3.01	.30	—	.30	16.81	21.46	532,551	1.32		1.32		1.79		N/A		N/A		32
2013	16.81	.27		1.99	2.26	.34	.24	.58	18.49	13.77	664,054	1.26		1.26		1.45		N/A		N/A		32
2014	18.49	.22	(a)	1.65	1.87	.31	.42	.73	19.63	10.18	767,354	1.19		1.19		1.14		N/A		N/A		44
2015	19.63	.21	(a)	(.68)	(.47)	.28	.67	.95	18.21	(2.65)	784,281	1.18		1.18		1.05		N/A		N/A		40
Class B
2011	13.96	.19		(.04)	.15	.23	—	.23	13.88	1.01	12,961	2.03		2.03		1.30		N/A		N/A		36
2012	13.88	.18		2.65	2.83	.18	—	.18	16.53	20.49	10,872	2.02		2.02		1.09		N/A		N/A		32
2013	16.53	.15		1.95	2.10	.22	.24	.46	18.17	12.98	10,207	2.01		2.01		.71		N/A		N/A		32
2014	18.17	.07	(a)	1.61	1.68	.16	.42	.58	19.27	9.29	10,016	1.97		1.97		.36		N/A		N/A		44
2015	19.27	.06	(a)	(.68)	(.62)	.06	.67	.73	17.92	(3.44)	8,270	1.96		1.96		.27		N/A		N/A		40
Advisor Class
2013(d)	17.62	.09		.95	1.04	.17	—	.17	18.49	5.89 ††	1	1.01	†	1.01	†	1.40	†	4.76	%†	(2.35	)%†	32	††
2014	18.49	.29	(a)	1.60	1.89	.32	.42	.74	19.64	10.34	2,106.78			.78		1.46		N/A		N/A		44
2015	19.64	.29	(a)	(.69)	(.40)	.31	.67	.98	18.26	(2.24)	976.78			.78		1.44		N/A		N/A		40
Institutional Class
2013(d)	17.62	.10		.95	1.05	.17	—	.17	18.50	5.98 ††	1.82		†	.82	†	1.48	†	4.35	†	(2.05	)†	32	††
2014	18.50	.30	(a)	1.63	1.93	.36	.42	.78	19.65	10.55	2,885.78			.78		1.55		N/A		N/A		44
2015	19.65	.29	(a)	(.70)	(.41)	.28	.67	.95	18.29	(2.28)	30,644.77			.77		1.47		N/A		N/A		40

276	277

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A									R A T I O S S U P P L E M E N T A L D A T A
																		Ratio to Average Net
						Less Distributions						Ratio to Average						Assets Before Expenses
		Investment Operations				from						Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset											Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return *	(in thousands)	Credits		Credits	***	Gain		Expenses	***	(Loss)		Rate

EQUITY INCOME FUND(b)
Class A
2011	$ 6.50	$.11		$(.30)	$(.19)	$.11	$—	$.11	$ 6.20	(3.12)%	$317,550	1.35%		1.35%		1.60%		N/A		N/A		29%
2012	6.20	.13		1.44	1.57	.10	—	.10	7.67	25.36	392,001	1.33		1.33		1.75		N/A		N/A		38
2013	7.67	.14		1.32	1.46	.14	—	.14	8.99	19.14	475,422	1.28		1.28		1.66		N/A		N/A		32
2014	8.99	.13	(a)	1.16	1.29	.14	.15	.29	9.99	14.48	510,981	1.21		1.22		1.33		N/A		N/A		27
2015	9.99	.15	(a)	(.54)	(.39)	.15	.46	.61	8.99	(4.31)	485,342	1.21		1.21		1.52		N/A		N/A		23
Class B
2011	6.40	.06		(.30)	(.24)	.06	—	.06	6.10	(3.87)	7,947	2.05		2.05		.90		N/A		N/A		29
2012	6.10	.08		1.42	1.50	.05	—	.05	7.55	24.56	6,939	2.03		2.03		1.02		N/A		N/A		38
2013	7.55	.09		1.28	1.37	.08	—	.08	8.84	18.21	6,337	2.05		2.05		.90		N/A		N/A		32
2014	8.84	.05	(a)	1.13	1.18	.05	.15	.20	9.82	13.49	5,721	2.06		2.06		.49		N/A		N/A		27
2015	9.82	.06	(a)	(.53)	(.47)	.07	.46	.53	8.82	(5.16)	3,847	2.06		2.06		.67		N/A		N/A		23
Advisor Class
2013(d)	8.40	.08		.58	.66	.07	—	.07	8.99	7.87 ††	1	1.01	†	1.01	†	1.78	†	4.68	%†	(1.89	)%†	32	††
2014	8.99	.17	(a)	1.13	1.30	.15	.15	.30	9.99	14.57	32,160.81			.81		1.71		N/A		N/A		27
2015	9.99	.19	(a)	(.55)	(.36)	.17	.46	.63	9.00	(3.96)	38,482.84			.84		1.90		N/A		N/A		23
Institutional Class
2013(d)	8.40	.04		.63	.67	.05	—	.05	9.02	7.95 ††	4,717.86		†	.86	†	1.74	†	.86	†	1.74	†	32	††
2014	9.02	.17	(a)	1.16	1.33	.17	.15	.32	10.03	14.88	7,399.80			.80		1.76		N/A		N/A		27
2015	10.03	.19	(a)	(.55)	(.36)	.17	.46	.63	9.04	(3.97)	9,773.81			.81		1.93		N/A		N/A		23

278	279

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A									R A T I O S S U P P L E M E N T A L D A T A
																		Ratio to Average Net
						Less Distributions						Ratio to Average						Assets Before Expenses
		Investment Operations				from						Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return *	(in thousands)	Credits		Credits	***	Gain		Expenses	***	Loss		Rate
GROWTH & INCOME FUND
Class A
2011	$12.91	$.19		$(.14)	$.05	$.18	$—	$.18	$12.78	.25%	625,562	1.34%		1.34%		1.33%		N/A		N/A		24%
2012	12.78	.21		3.81	4.02	.14	—	.14	16.66	31.60	1,225,684	1.29		1.29		1.35		N/A		N/A		22
2013	16.66	.20		3.90	4.10	.22	—	.22	20.54	24.86	1,538,582	1.22		1.22		1.11		N/A		N/A		20
2014	20.54	.18	(a)	2.92	3.10	.20	.68	.88	22.76	15.26	1,632,920	1.15		1.15		.80		N/A		N/A		22
2015	22.76	.20	(a)	(1.37)	(1.17)	.19	1.05	1.24	20.35	(5.62)	1,496,803	1.15		1.15		.89		N/A		N/A		23
Class B
2011	12.14	.08		(.12)	(.04)	.09	—	.09	12.01	(.44)	19,635	2.04		2.04		.66		N/A		N/A		24
2012	12.01	.10		3.58	3.68	.05	—	.05	15.64	30.71	27,306	1.99		1.99		.63		N/A		N/A		22
2013	15.64	.06		3.67	3.73	.11	—	.11	19.26	24.02	27,762	1.96		1.96		.37		N/A		N/A		20
2014	19.26	—	(a)	2.73	2.73	—	.68	.68	21.31	14.32	25,497	1.93		1.93		.02		N/A		N/A		22
2015	21.31	.02	(a)	(1.27)	(1.25)	.04	1.05	1.09	18.97	(6.33)	19,316	1.93		1.93		.11		N/A		N/A		23
Advisor Class
2013(d)	18.49	.13		2.00	2.13	.08	—	.08	20.54	11.53 ††	1.97		†	.97	†	1.31	†	4.60	%†	(2.32	)%†	20	††
2014	20.54	.27	(a)	2.91	3.18	.20	.68	.88	22.84	15.67	123,039.74			.74		1.17		N/A		N/A		22
2015	22.84	.29	(a)	(1.38)	(1.09)	.24	1.05	1.29	20.46	(5.24)	141,229.75			.75		1.29		N/A		N/A		23
Institutional Class
2013(d)	18.49	.15		2.00	2.15	.09	—	.09	20.55	11.64 ††	1.78		†	.78	†	1.50	†	4.19	†	(1.91	)†	20	††
2014	20.55	.27	(a)	2.92	3.19	.28	.68	.96	22.78	15.75	9,746.74			.74		1.21		N/A		N/A		22
2015	22.78	.29	(a)	(1.39)	(1.10)	.24	1.05	1.29	20.39	(5.27)	9,380.75			.75		1.29		N/A		N/A		23

280	281

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A										R A T I O S S U P P L E M E N T A D A T A
																		Ratio to Average Net
						Less Distributions							Ratio to Average					Assets Before Expenses
		Investment Operations				from							Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset											Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Net			Investment	Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year	After Fee		Before Fee		Investment			Income	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands)	Credits		Credits	***	Gain	Expenses	***	(Loss)	Rate

GLOBAL FUND
Class A
2011	$6.14	$.01		$(.61)	$(.60)	$—	$ —	$ —	$5.54	(9.77)%		$241,494	1.67%		1.67%		.18%	1.70%		.15%	103%
2012	5.54	.03		1.24	1.27	.02	—	.02	6.79	22.88		283,328	1.68		1.69		.44	1.70		.42	94
2013	6.79	.05		1.20	1.25	.03	—	.03	8.01	18.56		317,329	1.60		1.61		.66	1.62		.65	92
2014	8.01	—	(a)	.80	.80	.04	.11	.15	8.66	10.00		332,416	1.49		1.49		.03	1.54		(.02)	154
2015	8.66	—	(a)	.11	.11	—	1.51	1.51	7.26	.87		331,382	1.47		1.47		(.01)	1.52		(.06)	97
Class B
2011	5.36	(.09)		(.46)	(.55)	—	—	—	4.81	(10.26)		4,515	2.37		2.37		(.55)	2.40		(.58)	103
2012	4.81	(.09)		1.15	1.06	.01	—	.01	5.86	21.99		4,388	2.38		2.39		(.27)	2.40		(.29)	94
2013	5.86	(.07)		1.09	1.02	.02	—	.02	6.86	17.55		4,419	2.36		2.36		(.10)	2.38		(.12)	92
2014	6.86	(.06	)(a)	.69	.63	—	.11	.11	7.38	9.18		4,023	2.31		2.31		(.79)	2.36		(.84)	154
2015	7.38	(.05	)(a)	.10	.05	—	1.51	1.51	5.92	.09		3,405	2.28		2.28		(.82)	2.33		(.87)	97
Advisor Class
2013(d)	7.28	.06		.67	.73	—	—	—	8.01	10.03	††	1	1.27	†	1.27	†	1.46 †	4.88	†	(2.15)†	92	††
2014	8.01	—	(a)	.82	.82	—	.11	.11	8.72	10.24		66,590	1.06		1.06		.53	1.11		.48	154
2015	8.72	.03	(a)	.12	.15	—	1.51	1.51	7.36	1.37		114,556	1.06		1.06		.43	1.11		.38	97
Institutional Class
2013(d)	7.28	.06		.68	.74	—	—	—	8.02	10.17	††	1	1.14	†	1.14	†	1.55 †	4.59	†	(1.90)†	92	††
2014	8.02	—	(a)	.84	.84	—	.11	.11	8.75	10.48		3,001	1.03		1.03		.48	1.08		.43	154
2015	8.75	.04	(a)	.11	.15	—	1.51	1.51	7.39	1.37		2,955	1.02		1.02		.45	1.07		.40	97

282	See notes to financial statements	283

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A												R A T I O S S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions									Ratio to Average					Assets Before Expenses
		Investment Operations				from									Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized							Net Asset
	Value,	Investment		and Unrealized	Total from	Net		Net			Value,			Net Assets	Net Expenses		Net Expenses		Net			Net		Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment		Realized	Total		End of	Total		End of Year	After Fee		Before Fee		Investment			Investment		Turnover
	of Period	(Loss)		Investments	Operations	Income		Gain	Distributions		Year	Return	*	(in thousands)	Credits		Credits	***	Gain	Expenses	***	Loss		Rate

SELECT GROWTH FUND
Class A
2011	$5.79	$(.02)		$ .54	$ .52	$—		—	$—		$ 6.31	8.98%		$203,243	1.45%		1.45%		(.28)%	N/A		N/A		62%
2012	6.31	(.03)		1.70	1.67	—		—	—		7.98	26.47		271,019	1.42		1.42		(.35)	N/A		N/A		53
2013	7.98	.02		1.24	1.26	—		—	—		9.24	15.79		315,833	1.35		1.35		.25	N/A		N/A		71
2014	9.24	—	(a)	1.73	1.73	.00	(b)	—	.00	(b)	10.97	18.77		330,595	1.27		1.27		.03	N/A		N/A		33
2015	10.97	.02	(a)	.65	.67	.00	(b)	—	.00	(b)	11.64	6.12		352,651	1.25		1.25		.16	N/A		N/A		48
Class B
2011	5.33	(.07)		.51	.44	—		—	—		5.77	8.26		6,692	2.15		2.15		(.98)	N/A		N/A		62
2012	5.77	(.09)		1.57	1.48	—		—	—		7.25	25.65		5,853	2.12		2.12		(1.07)	N/A		N/A		53
2013	7.25	(.06)		1.15	1.09	—		—	—		8.34	15.03		5,308	2.10		2.10		(.48)	N/A		N/A		71
2014	8.34	(.07	)(a)	1.55	1.48	—		—	—		9.82	17.75		4,868	2.06		2.06		(.76)	N/A		N/A		33
2015	9.82	(.07	)(a)	.59	.52	—		—	—		10.34	5.30		4,101	2.03		2.03		(.63)	N/A		N/A		48
Advisor Class
2013(d)	8.46	.01		.79	.80	—		—	—		9.26	9.46	††	1	1.02	†	1.02	†	.25 †	4.63	%†	(3.36	)%†	71	††
2014	9.26	.06	(a)	1.69	1.75	—		—	—		11.01	18.90		31,902.83			.83		.51	N/A		N/A		33
2015	11.01	.07	(a)	.66	.73	.01		—	.01		11.73	6.61		46,793.84			.84		.57	N/A		N/A		48
Institutional Class
2013(d)	8.46	.02		.79	.81	—		—	—		9.27	9.57	††	1.89		†	.89	†	.39 †	4.32	†	(3.04	)†	71	††
2014	9.27	.05	(a)	1.74	1.79	—		—	—		11.06	19.31		3,057.83			.83		.48	N/A		N/A		33
2015	11.06	.07	(a)	.66	.73	.02		—	.02		11.77	6.56		3,608.82			.82		.59	N/A		N/A		48

284	285

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A									R A T I O S S U P P L E M E N T A L D A T A
																	Ratio to Average Net
						Less Distributions						Ratio to Average					Assets Before Expenses
		Investment Operations				from						Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Net			Net		Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of		Total	End of Year	After Fee		Before Fee		Investment			Investment		Turnover
	of Period	(Loss)		Investments	Operations	Income	Gain	Distributions	Year	*	Return	(in thousands)	Credits		Credits	***	Gain	Expenses	***	Loss		Rate

OPPORTUNITY FUND
Class A
2011	$23.46	$.17		$ .49	$ .66	$.05	$ —	$ .05	$24.07		2.77%	$415,392	1.36%		1.36%		.62%	N/A		N/A		37%
2012	24.07	.26		6.10	6.36	.17	.89	1.06	29.37		26.99	529,886	1.35		1.35		.94	N/A		N/A		36
2013	29.37	.18		9.64	9.82	.26	.80	1.06	38.13		34.47	726,942	1.28		1.28		.56	N/A		N/A		40
2014	38.13	.07	(a)	5.29	5.36	.16	2.43	2.59	40.90		14.20	805,113	1.20		1.20		.16	N/A		N/A		34
2015	40.90	.04	(a)	(.39)	(.35)	.06	2.70	2.76	37.79		(1.16)	818,955	1.20		1.20		.11	N/A		N/A		37
Class B
2011	20.44	(.10)		.52	.42	.01	—	.01	20.85		2.04	15,025	2.06		2.06		(.04)	N/A		N/A		37
2012	20.85	.01		5.31	5.32	.13	.89	1.02	25.15		26.12	13,129	2.05		2.05		.15	N/A		N/A		36
2013	25.15	(.12)		8.26	8.14	.22	.80	1.02	32.27		33.49	13,677	2.02		2.02		(.18)	N/A		N/A		40
2014	32.27	(.21	)(a)	4.47	4.26	—	2.43	2.43	34.10		13.32	12,145	1.99		1.99		(.63)	N/A		N/A		34
2015	34.10	(.23	)(a)	(.29)	(.52)	—	2.70	2.70	30.88		(1.94)	9,691	1.97		1.97		(.67)	N/A		N/A		37
Advisor Class
2013(d)	33.13	.16		4.89	5.05	—	—	—	38.18		15.24 ††	1.98		†	.98	†	.91 †	4.48	%†	(2.59	)%†	40	††
2014	38.18	.23	(a)	5.22	5.45	—	2.43	2.43	41.20		14.43	35,733.90			.90		.51	N/A		N/A		34
2015	41.20	.16	(a)	(.40)	(.24)	.08	2.70	2.78	38.18		(.87)	48,322.91			.91		.40	N/A		N/A		37
Institutional Class
2013(d)	33.13	.19		4.89	5.08	—	—	—	38.21		15.33 ††	1.85		†	.85	†	1.06 †	4.17	†	(2.26	)†	40	††
2014	38.21	.24	(a)	5.30	5.54	.17	2.43	2.60	41.15		14.66	3,838.79			.79		.58	N/A		N/A		34
2015	41.15	.22	(a)	(.40)	(.18)	.20	2.70	2.90	38.07		(.74)	4,228.78			.78		.52	N/A		N/A		37

286	287

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A										R A T I O S S U P P L E M E N T A L D A T A
																		Ratio to Average Net
						Less Distributions							Ratio to Average					Assets Before Expenses
		Investment Operations				from							Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset												Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,				Net Assets	Net Expenses		Net Expenses		Net			Investment	Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of		Total		End of Year	After Fee		Before Fee		Investment			Income	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gain	Distributions	Year	*	Return		(in thousands)	Credits		Credits	***	Gain	Expenses	***	(Loss)	Rate

SPECIAL SITUATIONS FUND
Class A
2011	$20.66	$.03		$ 1.03	$1.06	$ —	$ —	$ —	$21.72		5.13%		$285,220	1.44%		1.44%		.13%	1.54%		.03%	73%
2012	21.72	.01		4.46	4.47	.03	1.76	1.79	24.40		21.19		342,939	1.43		1.43		.03	1.53		(.07)	41
2013	24.40	.11		4.68	4.79	.12	1.00	1.12	28.07		20.47		412,102	1.39		1.39		.42	1.47		.34	110
2014	28.07	.02	(a)	3.16	3.18	—	4.60	4.60	26.65		11.65		425,957	1.33		1.33		.06	1.38		.01	55
2015	26.65	.02	(a)	.07	.09	.04	1.43	1.47	25.27		.12		432,235	1.32		1.32		.07	1.33		.06	43
Class B
2011	17.95	(.13)		.92	.79	—	—	—	18.74		4.40		5,884	2.14		2.14		(.55)	2.24		(.65)	73
2012	18.74	(.15)		3.84	3.69	—	1.76	1.76	20.67		20.33		5,085	2.13		2.13		(.67)	2.23		(.77)	41
2013	20.67	(.10)		3.96	3.86	.08	1.00	1.08	23.45		19.62		4,932	2.13		2.13		(.29)	2.21		(.37)	110
2014	23.45	(.17	)(a)	2.62	2.45	—	4.60	4.60	21.30		10.71		4,441	2.16		2.16		(.77)	2.21		(.82)	55
2015	21.30	(.16	)(a)	.08	(.08)	—	1.43	1.43	19.79		(.67)		3,618	2.13		2.13		(.74)	2.14		(.75)	43
Advisor Class
2013(d)	25.71	.01		2.37	2.38	—	—	—	28.09		9.26	††	1	1.16	†	1.16	†	.08 †	4.82	†	(3.58)†	110	††
2014	28.09	.12	(a)	3.10	3.22	—	4.60	4.60	26.71		11.82		26,458	1.01		1.01		.39	1.06		.34	55
2015	26.71	.10	(a)	.08	.18	.08	1.43	1.51	25.38		.46		38,790	1.02		1.03		.37	1.04		.36	43
Institutional Class
2013(d)	25.71	.06		2.37	2.43	—	—	—	28.14		9.45	††	1.84		†	.84	†	.42 †	4.43	†	(3.17)†	110	††
2014	28.14	.14	(a)	3.16	3.30	—	4.60	4.60	26.84		12.10		5,750.89			.89		.51	.94		.46	55
2015	26.84	.14	(a)	.08	.22	.16	1.43	1.59	25.47		.60		5,905.88			.88		.51	.89		.50	43

REAL ESTATE FUND
Class A
2015(c)	$10.00	$.09	(a)	$(1.06)	$(.97)	$.07	—	$.07	$ 8.96		(9.67	)%††	$ 11,410	1.45	%†	1.45	%†	1.99%†	2.31	%†	1.13%†	18	%††
Advisor Class
2015(c)	10.00	.11	(a)	(1.06)	(.95)	.07	—	.07	8.98		(9.45	)††	40,824	1.12	†	1.12	†	2.36 †	1.63	†	1.85 †	18	††
Institutional Class
2015(c)	10.00	.09	(a)	(1.04)	(.95)	.09	—	.09	8.96		(9.45	)††	963	1.00	†	1.00	†	2.08 †	2.18	†	.90 †	18	††

288	289

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A									R A T I O S S U P P L E M E N T A L D A T A
																	Ratio to Average Net
						Less Distributions						Ratio to Average					Assets Before Expenses
		Investment Operations				from						Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Net			Net		Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of		Total	End of Year	After Fee		Before Fee		Investment			Investment		Turnover
	of Period	(Loss)		Investments	Operations	Income	Gain	Distributions	Year	*	Return	(in thousands)	Credits		Credits	***	Gain	Expenses	***	(Loss)		Rate

INTERNATIONAL FUND
Class A
2011	$10.18	$.12		$(.59)	$(.47)	$.17	—	$.17	$ 9.54		(4.70)%	$128,479	1.88%		1.88%		1.20%	N/A		N/A		30%
2012	9.54	.10		2.20	2.30	.16	—	.16	11.68		24.34	165,797	1.82		1.82		.86	N/A		N/A		41
2013	11.68	.04		.81	.85	—	—	—	12.53		7.28	215,873	1.71		1.71		.34	N/A		N/A		31
2014	12.53	.05	(a)	.50	.55	.02	—	.02	13.06		4.43	193,174	1.66		1.66		.39	N/A		N/A		34
2015	13.06	.05	(a)	(.41)	(.36)	.05	—	.05	12.65		(2.78)	194,991	1.64		1.64		.40	N/A		N/A		27
Class B
2011	9.91	.01		(.52)	(.51)	.16	—	.16	9.24		(5.30)	2,983	2.58		2.58		.30	N/A		N/A		30
2012	9.24	(.04)		2.19	2.15	.14	—	.14	11.25		23.50	3,328	2.52		2.52		(.02)	N/A		N/A		41
2013	11.25	(.11)		.84	.73	—	—	—	11.98		6.49	3,200	2.46		2.46		(.45)	N/A		N/A		31
2014	11.98	(.05	)(a)	.47	.42	—	—	—	12.40		3.51	2,893	2.49		2.49		(.42)	N/A		N/A		34
2015	12.40	(.06	)(a)	(.38)	(.44)	—	—	—	11.96		(3.55)	2,094	2.47		2.47		(.49)	N/A		N/A		27
Advisor Class
2013(d)	12.79	.06		(.30)	(.24)	—	—	—	12.55		(1.88)††	1	1.45	†	1.45	†	.97 †	5.30	%†	(2.88	)%†	31	††
2014	12.55	.14	(a)	.44	.58	—	—	—	13.13		4.62	35,249	1.27		1.27		.98	N/A		N/A		34
2015	13.13	.11	(a)	(.43)	(.32)	.05	—	.05	12.76		(2.45)	57,623	1.24		1.24		.83	N/A		N/A		27
Institutional Class
2013(d)	12.79	.08		(.31)	(.23)	—	—	—	12.56		(1.80)††	1	1.19	†	1.19	†	1.23 †	4.84	†	(2.42	)†	31	††
2014	12.56	.12	(a)	.51	.63	—	—	—	13.19		5.02	2,357	1.17		1.17		.93	N/A		N/A		34
2015	13.19	.12	(a)	(.43)	(.31)	.10	—	.10	12.78		(2.33)	2,347	1.14		1.14		.89	N/A		N/A		27

* Calculated without sales charges.
** Net of expenses waived or assumed (Note 3).
*** The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
† Annualized
Not annualized
(a) Based on average shares during the period.
(b) Due to rounding, amount is less than .005 per share.
(c) For the period April 6, 2015 (commencement of operations) to September 30, 2015.
(d) For the period April 1, 2013 (commencement of operations) to September 30, 2013.
(e) Prior to September 4, 2012, known as Value Fund.

290	See notes to financial statements	291

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds and First Investors Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund, Floating Rate Fund and Fund For Income (each a series of First Investors Income Funds), and the Total Return Fund, Equity Income Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, Real Estate Fund and International Fund (each a series of First Investors Equity Funds), as of September 30, 2015, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

292

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund, Floating Rate Fund, Fund For Income, Total Return Fund, Equity Income Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, Real Estate Fund and International Fund, as of September 30, 2015, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 25, 2015

293

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS INCOME FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Muzinich & Co., Inc. and Brandywine Global Investment Management, LLC.

The First Investors Income Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (or sub-advisory agreement, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (or sub-advisory agreements, as applicable). In particular, the Board and its standing committees also consider at each meeting at least certain of the factors that are relevant to the annual renewal of each fund’s advisory agreement (or sub-advisory agreements, as applicable), including investment performance, sub-adviser updates and reviews, reports with respect to brokerage and portfolio transactions, portfolio turnover rates, compliance monitoring, and the services and support provided to each fund and its shareholders. In addition the Board meets with representatives of each sub-adviser in person at least once per year.

On April 16, 2015 (the “April Meeting”), the Independent Trustees met in person with senior management personnel of First Investors Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (or sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in determining whether to continue the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 21, 2015 (the “May Meeting”). In addition, Independent Legal Counsel, in conjunction

294

with the Board, and personnel from FIMCO reviewed each sub-adviser’s response in connection with the request for information with respect to the applicable sub-advisory agreements and requested follow-up information or clarifications from each sub-adviser, as applicable, which was provided in time for the May Meeting.

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Fund For Income, Investment Grade Fund, Government Fund, International Opportunities Bond Fund, Strategic Income Fund, Floating Rate Fund, Limited Duration High Quality Bond Fund and Cash Management Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with: (1) Muzinich & Co., Inc. (“Muzinich”) with respect to the Fund For Income and Floating Rate Fund; and (2) Brandywine Global Investment Management, LLC (“Brandywine”) with respect to the International Opportunities Bond Fund. The Fund For Income, Floating Rate Fund and International Opportunities Bond Fund are collectively referred to as the “Sub-Advised Funds.” In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as a wide range of information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, Muzinich and Brandywine and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment

295

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

advisory and administrative services to the Funds including, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information regarding the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; FIMCO and each sub-adviser’s cyber-security practices and related controls; and material pending, threatened or settled litigation involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets and new product development, enhanced sales and marketing efforts (including selling Fund shares through independent channels and increasing the size of the sales force), continuing efforts as deemed practicable to reduce expenses and improve performance of the Funds, and improving the efficiency of back-office operations and services. In addition to evaluating, among other considerations, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, Muzinich and Brandywine furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by Muzinich and Brandywine to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by Muzinich and Brandywine and a comparison of those fee rates to the fee rates of Muzinich and Brandywine for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by Muzinich and

296

Brandywine; and (4) any “fall out” or ancillary benefits accruing to Muzinich and Brandywine as a result of the relationship with each applicable Sub-Advised Fund. The Board also considered FIMCO’s representations that it found the sub-adviser responses to the information request in connection with the renewal of the Sub-Advisory Agreements to be satisfactory and raising no issues of general concern.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and the Sub-Advisory Agreements with Muzinich and Brandywine.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the

297

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices (as applicable), portfolio allocation and best execution. The Board noted that FIMCO provided the same sorts of administrative and other services, except for direct management of the portfolio, for the Sub-advised Funds as it does for the other funds. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Muzinich and Brandywine to the applicable Sub-Advised Funds. The Board considered Muzinich’s and Brandywine’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of its personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the

298

resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each applicable Fund to FIMCO and the fees paid by FIMCO to each sub-adviser, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by Muzinich and Brandywine were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the total return of each Fund over the most recent calendar year (“1-year period”) and the annualized total return over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the total return information provided by FIMCO for each Fund through April 30, 2015. The Board also reviewed the annual yield of each Fund for each of the past five calendar years. With regard to the total return and yield information, the Board considered the total return and yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield. The Board also considered FIMCO’s representations that it imposes relatively stringent limits on the ability of portfolio managers to invest in risky asset classes or employ aggressive techniques.

On a Fund-by-Fund basis, the total return performance reports indicated, and the Board noted, that: (i) the Investment Grade Fund fell within the top three quintiles for each of the 1-year period, 3-year period and 5-year period; (ii) the International Opportunities Bond Fund fell within the second quintile for the 1-year period, the only full year of its operation; (iii) the Limited Duration High Quality Bond Fund had not yet completed a full year of operating history and therefore no performance information was provided by Lipper; and (iv) all of the other Funds fell within the fourth or fifth quintile for each of the applicable performance periods shown by Lipper. The Trustees also considered that, in the current market and interest-rate environment,

299

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

comparative information regarding performance and contractual fee rates of money market funds such as the Cash Management Fund is of relatively limited utility.

The Board also reviewed the yields of the Funds and noted that the yield for: (i) the Fund For Income fell within one of the top three quintiles for two of the past five calendar years; (ii) the Government Fund fell within one of the top two quintiles for each of the past five calendar years; (iii) the Investment Grade Fund fell within one of the top three quintiles for each of the past five calendar years; (iv) the International Opportunities Bond Fund fell within the top two quintiles for the past two calendar years, which was the only information available due to its short operating history; and (v) the Cash Management Fund fell outside of the top three quintiles for each of the past five calendar years. The Board also noted that the yields for the short one-year operating history of the Strategic Income Fund and Floating Rate Fund fell outside of the top three quintiles. There was no yield information available for the Limited Duration High Quality Bond Fund due to its short operating history. Moreover, the Board considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board considered that FIMCO informed the Board that it intends to: (i) extend, on a voluntary basis, the existing total expense cap limitation for the Cash Management Fund until May 31, 2016; and (ii) extend,

300

on a voluntary basis, the existing management fee caps for the Fund For Income, Government Fund and Investment Grade Fund respectively until May 31, 2016. The Board also noted that it had previously approved the continuation of the contractual total expense caps on the Floating Rate Fund, International Opportunities Bond Fund and Limited Duration High Quality Bond Fund until January 31, 2016. The Board also considered that, with respect to the Cash Management Fund, FIMCO was waiving all of its management fees and reimbursing a portion of other expenses to avoid a negative return for shareholders due to the historically low interest rate environment. In particular, the Board noted that: (i) the contractual and actual management fees for the Fund For Income, Investment Grade Fund, Government Fund and International Opportunities Bond Fund were outside of the top three quintiles of their respective Peer Groups; (ii) the Strategic Income Fund’s contractual and actual management fees were in the first quintile of its Peer Group; (iii) the Floating Rate Fund’s contractual management fee was in the second quintile and actual management fee was in the first quintile of its Peer Group; and (iv) the Limited Duration High Quality Bond Fund’s and Cash Management Fund’s contractual management fee was in the fourth quintile and actual management fee was in the first quintile of their respective Peer Groups.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/ non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that (i) the total expense ratio for each Fund except the Strategic Income Fund, Floating Rate Fund and Cash Management Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees was in the top three quintiles for all of the Funds except the Fund For Income, Investment Grade Fund, Government Fund and International Opportunities Bond Fund. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the average account size of many of the First Investors funds is small by comparison to the industry average account size and that funds with small average account sizes generally have higher expenses ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (iii) overall Fund expenses cover certain check-writing and wiring privileges for Cash Management Fund shareholders at no additional cost; and (iv) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in most cases

301

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of Muzinich and Brandywine with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays Muzinich or Brandywine, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying Muzinich or Brandywine a fee directly. The Board also considered arrangements pursuant to which Muzinich (but not its Sub-Advised Funds) pays a portion of its sub-advisory fee to a solicitor that introduced Muzinich to FIMCO. Muzinich and Brandywine provided, and the Board reviewed, information comparing the fees charged by Muzinich and Brandywine for services to the respective Sub-Advised Funds versus the fee rates of Muzinich and Brandywine for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by Muzinich and Brandywine, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees Muzinich and Brandywine charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2014, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is significantly lower than the average of, and lower overall than any of, such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO

302

and its affiliates as a result of their relationship with the Funds, which are discussed below. Based on the information provided, the Board also noted that FIMCO operates the Strategic Income Fund, Limited Duration High Quality Bond Fund and Cash Management Fund at a loss. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by Muzinich and Brandywine.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Strategic Income Fund and Cash Management Fund, includes breakpoints to account for management economies of scale as each Fund’s assets increase. With respect to the Strategic Income Fund and Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Muzinich and Brandywine as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO and Brandywine may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and Brandywine must select brokers based on each Fund’s requirements for seeking best execution. The Board considered the fact that Muzinich does not engage in any soft dollar arrangements. The Board also considered the profits earned or losses incurred by ADM and the income received by FIC as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

303

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Wellington Management Company, LLP, Smith Group Asset Management, LP and Vontobel Asset Management, Inc.

The First Investors Equity Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (or sub-advisory agreements, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (or sub-advisory agreements, as applicable). In particular, the Board and its standing committees also consider at each meeting at least certain of the factors that are relevant to the annual renewal of each fund’s advisory agreement (or sub-advisory agreements, as applicable), including investment performance, sub-adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to each fund and its shareholders. In addition, the Board meets with representatives of each sub-adviser in person at least once per year.

On April 16, 2015 (the “April Meeting”), the Independent Trustees met in person with senior management personnel of First Investors Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (or sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in determining whether to continue the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board

304

to be held on May 21, 2015 (the “May Meeting”). In addition, Independent Legal Counsel, in conjunction with the Board, and personnel from FIMCO reviewed each sub-adviser’s response in connection with the request for information with respect to the applicable sub-advisory agreements and requested follow-up information or clarifications from each sub-adviser, as applicable, which was provided in time for the May Meeting.

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Growth & Income Fund, Opportunity Fund, Total Return Fund, Equity Income Fund, Special Situations Fund, Select Growth Fund, Global Fund and International Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Wellington Management Company, LLP (“WMC”) with respect to the Global Fund; (2) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; and (3) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund. The Global Fund, Select Growth Fund and International Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as a wide range of information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, WMC, Smith Group and Vontobel and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and

305

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds including, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information regarding the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; FIMCO and each sub-adviser’s cybersecurity practices and related controls; and material pending, threatened or settled litigation involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets and new product development, enhanced sales and marketing efforts (including selling Fund shares through independent channels and increasing the size of the sales force), continuing efforts as deemed practicable to reduce expenses and improve performance of the Funds, and improving the efficiency of back-office operations and services. In addition to evaluating, among other considerations, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, WMC, Smith Group and Vontobel furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by WMC, Smith Group and Vontobel to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by WMC, Smith Group and Vontobel and a comparison of those fee rates to the fee rates of WMC, Smith Group and Vontobel for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar

306

to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by WMC, Smith Group and Vontobel; and (4) any “fall out” or ancillary benefits accruing to WMC, Smith Group and Vontobel as a result of the relationship with each applicable Sub-Advised Fund. The Board also considered FIMCO’s representations that it found the sub-adviser responses to the information request in connection with the renewal of the Sub-Advisory Agreements to be satisfactory and raising no issues of general concern.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with WMC, Smith Group and Vontobel.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered

307

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices, portfolio allocation and best execution. The Board also noted that FIMCO provided the same sorts of administrative and other services, except for direct management of the portfolio, for the Sub-advised Funds as it does for the other funds. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by WMC, Smith Group and Vontobel to the applicable Sub-Advised Funds. The Board considered WMC’s, Smith Group’s and Vontobel’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for

308

the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each applicable Fund to FIMCO and the fees paid by FIMCO to each sub-adviser, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by WMC, Smith Group and Vontobel were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the performance of each Fund over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2015. With regard to the performance information, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance. The Board also considered FIMCO’s representations that it imposes relatively stringent limits on the ability of portfolio managers to invest in risky asset classes or employ aggressive techniques.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund except the Equity Income Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. In particular, the Board noted that: (i) the Growth & Income Fund fell within the top three quintiles for the 3-year period and 5-year period; (ii) the Opportunity Fund and Total Return Fund fell within the first quintile for the 3-year period and 5-year period; (iii) the Select Growth Fund and Global Fund fell within the top three quintiles for each of the 1-year period, 3-year period and 5-year period; (iv) the International Fund fell

309

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

within the first quintile for the 1-year period and 5-year period. The Board noted that the Equity Income Fund’s performance was in the fourth quintile for the three-year period and the fifth quintile for the one- and five-year periods, respectively. With respect to the Equity Income Fund, the Board noted that FIMCO changed the portfolio manager for the Fund in November 2011 and that the changes implemented by the new portfolio manager have led to more recent improved performance. With respect to the Special Situations Fund, the Board noted that the Fund’s performance was in the second quintile for the 1-year period, but not in the top three quintiles for the other periods provided by Lipper. However, the Board considered that FIMCO had recommended, and the Board had approved, the termination of the Special Situations Fund’s sub-adviser in September 2013 and that the Fund’s performance had improved since FIMCO began managing the Fund internally rather than using a sub-adviser. The Board also considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board also considered that FIMCO informed the Board that it intends to extend, on a voluntary basis, the existing management fee cap for the Special Situations Fund and Global Fund until May 31, 2016. In particular, the Board noted that: (i) the contractual and actual management fees for all of the Funds except the Total Return Fund, International Fund and Global Fund were in the top three quintiles of their respective Peer Groups; (ii) the Total Return Fund’s

310

contractual and actual management fees were in the fifth quintile of its Peer Group; (iii) the Global Fund’s contractual and actual management fees were in the fourth quintile of its Peer Group; and (iv) the International Fund’s contractual management fee was in the fourth quintile and actual management fee was in the third quintile of its Peer Group.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/ non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that: (i) the total expense ratio for each Fund except the Opportunity Fund and Special Situations Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees was in the top three quintiles for all of the Funds except the Total Return Fund and Global Fund. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the Funds have average account sizes that are relatively small compared with the industry average and that funds with small average account sizes generally have higher expense ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; and (iii) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of WMC, Smith Group and Vontobel with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays WMC, Smith Group or Vontobel, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying WMC, Smith Group or Vontobel a fee directly. The Board also considered an arrangement pursuant to which Smith Group and Vontobel (but not the Sub-Advised Funds) each pays a portion of its sub-advisory fee to a solicitor that introduced each such subadviser to FIMCO. WMC, Smith Group and Vontobel provided, and the Board reviewed, information comparing the fees charged by WMC, Smith Group

311

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

and Vontobel for services to the respective Sub-Advised Funds versus the fee rates of WMC, Smith Group and Vontobel for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by WMC, Smith Group and Vontobel, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees WMC, Smith Group and Vontobel charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2014, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is significantly lower than the average of, and lower overall than any of, such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by WMC, Smith Group and Vontobel.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale as each Fund’s assets increase.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, WMC, Smith Group and Vontobel as a result of

312

their relationship with the Funds. In that regard, the Board considered the fact that FIMCO, WMC, Smith Group and Vontobel may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered the profits earned or losses incurred by ADM and the income received by FIC as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

313

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS BALANCED INCOME FUND

Consideration of the Investment Advisory Agreement with respect to the First Investors Balanced Income Fund

At the September 17, 2015 meeting (the “September Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the First Investors Income Funds (the “Trust”), the Board, including a majority of Board members who are not interested persons of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed and approved, for the new First Investors Balanced Income Fund (the “New Fund”), the investment advisory agreement (the “Advisory Agreement”) with First Investors Management Company, Inc. (“FIMCO”).

The Trustees were provided with preliminary materials relating to the New Fund by FIMCO initially in connection with a Board meeting held on May 21, 2015 and then more detailed materials in advance of and at the September Meeting. The material factors and conclusions that formed the basis for the approval of the Advisory Agreement are discussed below. In addition, the Trustees met in person with senior officers of FIMCO, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to receive information on, and discuss the approval of, the Advisory Agreement.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, FIMCO’s past performance and FIMCO’s personnel that would be serving the New Fund. In evaluating the Advisory Agreement, the Trustees also reviewed information provided by FIMCO, including the terms of the Advisory Agreement and information regarding fee arrangements, including the structure of the advisory fee, the method of computing fees, and the frequency of payment of fees. Among other things, the Trustees also reviewed information comparing the New Fund’s advisory fee rate and projected total expenses with a peer group of other similar funds compiled by Lipper, Inc., an independent provider of investment company data.

After extensive discussion and consideration among themselves, and with FIMCO representatives, Trust counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel held the day before the September Meeting, the Trustees concluded as follows with respect to the New Fund:

• The nature and extent of the investment advisory services to be provided to the New Fund by FIMCO were consistent with the terms of the Advisory Agreement;

• The prospects for satisfactory investment performance of the New Fund were reasonable;

314

• Shareholders of the New Fund may benefit from economies of scale in the future as assets grow due to breakpoints included in the fee schedule for the Advisory Agreement;

• Shareholders of the New Fund may benefit from FIMCO’s agreement to impose a voluntary advisory fee waiver which would reduce the advisory fee for the New Fund to the rate at the first breakpoint in the advisory fee schedule;

• Shareholders of the New Fund may benefit from FIMCO’s agreement that total expenses of the New Fund would be capped under an expense limitation agreement pursuant to which FIMCO or the New Fund’s transfer agent, an affiliate of FIMCO, will limit total annual operating expenses to a certain level for each class of shares of the New Fund;

• The cost of services to be provided by FIMCO to the New Fund and the profits to be realized by FIMCO and its affiliates from their relationship with the New Fund would be assessed after a reasonable period of New Fund operations; and

• FIMCO may receive certain “fall out” or ancillary benefits by obtaining research and other services from broker-dealers that execute brokerage transactions for the New Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, concluded that the approval of the Advisory Agreement was in the best interests of the New Fund and its shareholders and unanimously approved such Advisory Agreement.

315

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers *

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	45	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013); Executive Vice President and President (2008-2011) of HSBC Taxpayer Financial Services.

Mary J. Barneby (1952)	Trustee	Since 11/1/12	45	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	45	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994) of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe Pierson Corporation (land holding and management services provider) (since 2004).

316

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Arthur M. Scutro, Jr. (1941)	Trustee and	Trustee since	45	None
c/o First Investors Funds,	Chairman	1/1/06 and
Legal Department		Chairman
40 Wall Street		since 1/1/13
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

Mark R. Ward (1952)	Trustee	Since 1/1/10	45	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008)

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

317

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers * (continued)

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICER(S) WHO ARE NOT TRUSTEES

William Lipkus (1964)	President	Since 2014	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, President and Director (since 2012), Treasurer (1999-2013), Chief Financial Officer (1997-2013) and Chief Administrative Officer (2012-2014) of Foresters Financial Holding Company, Inc. (formerly, First Investors Consolidated Corporation); Director (since 2007), Chairman (since 2012, Chief Administrative Officer (2012-2014) and Chief Financial Officer (1998-2013) of Foresters Investment Management Company, Inc. (formerly, First Investors Management Company, Inc.); Director (since 2011), Chairman (since 2012), Chief Financial Officer (1998-2013), Treasurer (1999-2013) and, Chief Administrative Officer (2012-2014) of Foresters Financial Services, Inc. (formerly, First Investors Corporation); Chairman (since 2012), Director (since 2007) Chief Administrative Officer (2012-2014). Treasurer and Chief Financial Officer (1998-2013) of Foresters Investor Services, Inc.(formerly, Administrative Data Management Corp.); Director and Chairman (since 2012), Vice President (1996-2014), Treasurer and Chief Financial Officer (1996-2013) and Chief Administrative Officer (2012-2014) of Foresters Life Insurance and Annuity Company, (formerly, First Investors Life Insurance Company); and Board of Managers and Chairman (since 2012) and Chief Financial Officer (2012-2013) of Foresters Advisory Services, LLC (formerly, First Investors Advisory Services, LLC).

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o Foresters Investment
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of Foresters Investment Management Company, Inc. (formerly, First Investors Management Company, Inc.)

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
General Counsel of Foresters Investment Management Company, Inc. (formerly, First Investors Management Company, Inc.) and various affiliated companies since December 2012; Assistant Counsel of Foresters Investment Management Company, Inc. (formerly, First Investors Management Company, Inc.) (2010-2012).

318

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICER(S) WHO ARE NOT TRUSTEES (continued)

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors Funds,	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
First Investors Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011).

319

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

Shareholder Information

Investment Adviser	Underwriter
Foresters Investment Management	Foresters Financial Services, Inc.
Company, Inc.	40 Wall Street
40 Wall Street	New York, NY 10005
New York, NY 10005

Subadviser	Custodian
(International Opportunities Bond Fund)	The Bank of New York Mellon
Brandywine Global Investment	225 Liberty Street
Management, LLC	New York, NY 10286
2929 Arch Street
Philadelphia, PA 19104

Subadviser	Transfer Agent
(Floating Rate Fund and Fund For Income)	Foresters Investor Services, Inc.
Muzinich & Co., Inc.	Raritan Plaza I – 8th Floor
450 Park Avenue	Edison, NJ 08837-3620
New York, NY 10022

Subadviser	Independent Registered Public
(Global Fund)	Accounting Firm
Wellington Management Company, LLP	Tait, Weller & Baker LLP
280 Congress Street	1818 Market Street
Boston, MA 02210	Philadelphia, PA 19103

Subadviser	Legal Counsel
(Select Growth Fund)	K&L Gates LLP
Smith Asset Management Group, L.P.	1601 K Street, N.W.
100 Crescent Court	Washington, DC 20006
Dallas, TX 75201

Subadviser
(International Fund)
Vontobel Asset Management, Inc.
1540 Broadway
New York, NY 10036

320

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

321

Foresters Financial

Foresters Financial
40 Wall Street
New York, NY 10005

Save Paper
Sign up for e-delivery
forestersfinancial.com

IEAR915

Item 2. Code of Ethics

As of September 30, 2015, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. There were no revisions made to the code of ethics during the fiscal year October 1, 2014 through September 30, 2015.

For the year ended September 30, 2015, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	September 30,
	-----------------
	2015	2014
	----	----
(a) Audit Fees
First Investors Equity Funds	$266,950	$241,000

(b) Audit-Related Fees
First Investors Equity Funds	$0	$0

(c) Tax Fees
First Investors Equity Funds	$44,550	$38,800

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees
First Investors Equity Funds	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2015 and 2014 were $169,000 and $170,500 respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's President and Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Equity Funds

By /S/	WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

Date:	November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /S/	WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

By /S/	JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	November 25, 2015